                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       METRO NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid:
         $195,214
         -----------------------------------------------------------------------
         Date Filed:
         Preliminary Proxy Statement on Schedule 14A, Filed on July 26, 1999.
         -----------------------------------------------------------------------

                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-85609

                            JOINT PROXY STATEMENT/PROSPECTUS

                                                                    [LOGO]

           [LOGO]

                    MERGER PROPOSED--YOUR VOTE IS IMPORTANT

    The Boards of Directors of Westwood One, Inc., referred to herein as Westwood, and Metro Networks, Inc., referred to herein as Metro, have agreed on a merger.

    In the proposed merger,

    - Copter Acquisition Corp., a direct, wholly-owned subsidiary of Westwood referred to herein as Merger Sub, will be merged with and into Metro, with Metro surviving the merger as a wholly-owned subsidiary of Westwood;

    - each share of Metro common stock issued and outstanding immediately prior to merger will be converted into the right to receive 1.5 shares of Westwood common stock;

    - each share of Metro Series A convertible preferred stock issued and outstanding immediately prior to the merger will be converted into the right to receive 1.5 shares of Westwood preferred stock having terms that are substantially identical to those of the Metro Series A convertible preferred stock; and

    - each Metro stock option that is outstanding and unexercised immediately prior to the merger will become an option to acquire shares of Westwood common stock in such amount and at the exercise price as set forth in the merger agreement.

    The merger cannot be completed unless the stockholders of both Westwood and Metro approve the matters relating to the merger described in this joint proxy statement/prospectus. Metro directors and executive officers owning approximately 52.7% of the total voting power of Metro's outstanding capital stock have entered into a voting agreement with Westwood pursuant to which they have agreed to vote their shares in favor of the approval and adoption of the merger agreement. Infinity Broadcasting Corporation, which is referred to herein as Infinity and owns indirectly approximately 16.6% of the total voting power of Westwood's outstanding capital stock, has agreed with Metro to vote its shares in favor of the issuance of shares of Westwood common stock in connection with the merger.

    In addition to the proposals relating to the merger, this joint proxy statement/prospectus contains proposals of Westwood with respect to certain other matters to be submitted to its stockholders at its annual meeting. The approval of these proposals by Westwood stockholders is not a condition to the completion of the merger.

    This joint proxy statement/prospectus relates to the stockholders meetings of Westwood and Metro that their respective board of directors have called for the purpose of voting on the matters described in this joint proxy statement/prospectus or otherwise validly coming before the stockholders meetings. The Westwood stockholders meeting will be held at 9:00 a.m. Pacific Time on September 22, 1999 in the La Ventana Room of the Westwood Marquis Hotel, 930 Hilgard Avenue, Los Angeles, California 90024. The Metro stockholders meeting will be held at 10:00 a.m. Eastern Time on September 22, 1999 at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York 10022. This joint proxy statement/prospectus also constitutes a prospectus with respect to the shares of Westwood common stock to be issued in connection with the merger. We encourage you to read this entire document carefully.

    If the merger is completed, Metro stockholders will hold approximately 45.0% of the aggregate outstanding Westwood common stock and approximately 37.5% of the total voting power of Westwood's capital stock.

    After careful consideration of the recommendations and advice of their respective financial advisors and, in the case of Metro, the Special Committee of the Board of Directors of Metro, the Boards of Directors of Westwood and Metro have respectively determined that the merger is fair to, advisable and in the best interests of their respective stockholders and recommend that their respective stockholders vote in favor of the matters described in this joint proxy statement/prospectus.

        [LOGO]                                 [LOGO]
Joel Hollander                                 David I. Saperstein
Chief Executive Officer                        Chairman and Chief Executive Officer
Westwood One, Inc.                             Metro Networks, Inc.

                            ------------------------

    The Westwood common stock is listed on the New York Stock Exchange under the symbol "WON." Westwood intends to apply for listing of the shares of Westwood common stock offered in connection with the merger on the New York Stock Exchange.

    THE "RISK FACTORS" SECTION OF THIS JOINT PROXY STATEMENT/PROSPECTUS BEGINNING ON PAGE 15 LISTS SOME OF THE IMPORTANT FACTORS YOU SHOULD CONSIDER IN EVALUATING THE MERGER.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This joint proxy statement/prospectus is dated August 20, 1999, and was first mailed to stockholders on August 24, 1999.

                               WESTWOOD ONE, INC.
                           9540 WASHINGTON BOULEVARD
                         CULVER CITY, CALIFORNIA 90232

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 1999

                               ------------------

To our Stockholders:

    An annual meeting of the stockholders of Westwood will be held at 9:00 a.m. Pacific Time on September 22, 1999, in the La Ventana Room of the Westwood Marquis Hotel, 930 Hilgard Avenue, Los Angeles, California 90024, for the following purposes, as further described in the accompanying joint proxy statement/prospectus:

    1. To consider and vote on a proposal to approve the issuance of shares of Westwood common stock in the merger contemplated by the Agreement and Plan of Merger, dated as of June 1, 1999, as amended, by and among Westwood, Metro and Merger Sub;

    2.  To elect two (2) Class III directors for terms expiring in 2002;

    3.  To approve the 1999 Stock Incentive Plan;

    4. To ratify the selection of PricewaterhouseCoopers LLP as Westwood's independent accountants for the fiscal year ending December 31, 1999; and

    5. To consider and transact any other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

    The Board of Directors of Westwood has established the close of business on August 20, 1999 as the record date for determination of Westwood stockholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements of the annual meeting. Only holders of record of shares of Westwood common stock and Westwood Class B stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.

    Your vote is very important. You are requested to complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you expect to attend the Westwood annual meeting, to assure that your shares will be represented. You may revoke your proxy and vote in person if you decide to attend the annual meeting.

                                          By Order of the Board of Directors:
                                          Farid Suleman
                                          SECRETARY

Culver City, California
August 24, 1999

                              METRO NETWORKS, INC.
                        2800 POST OAK BLVD., SUITE 4000
                              HOUSTON, TEXAS 77056

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 1999

                               ------------------

To our Stockholders:

    A special meeting of the stockholders of Metro will be held at 10:00 a.m. Eastern Time on September 22, 1999, at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York 10022, for the following purposes, as further described in the accompanying joint proxy statement/prospectus:

    1. To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 1, 1999, as amended, by and among Metro, Westwood and Merger Sub; and

    2. To consider and transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

    The Board of Directors of Metro has established the close of business on August 20, 1999 as the record date for determination of Metro stockholders entitled to notice of and to vote at the special meeting or any adjournments or postponements of the special meeting. Only holders of record of shares of Metro common stock and Metro Series A convertible preferred stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting.

    Your vote is very important. You are requested to complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope, whether or not you expect to attend the special meeting, to assure that your shares will be represented. You may revoke your proxy and vote in person if you decide to attend the special meeting.

                                          By Order of the Board of Directors:
                                          Gary Worobow
                                          SECRETARY

Houston, Texas
August 24, 1999

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----

QUESTIONS AND ANSWERS ABOUT THE MERGER.....................................................................           1

SUMMARY....................................................................................................           3

COMPARATIVE PER SHARE INFORMATION..........................................................................           9

METRO SELECTED HISTORICAL FINANCIAL DATA...................................................................          10

WESTWOOD SELECTED HISTORICAL FINANCIAL DATA................................................................          11

SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION.......................................          12

COMPARATIVE MARKET PRICE AND DIVIDEND DATA.................................................................          13

RISK FACTORS...............................................................................................          15

FORWARD-LOOKING STATEMENTS.................................................................................          20

WHERE TO FIND MORE INFORMATION.............................................................................          21

METRO SPECIAL MEETING......................................................................................          23
  Purpose of the Metro Special Meeting.....................................................................          23
  Solicitation of Proxies..................................................................................          23
  Record Date; Voting Rights...............................................................................          23
  Proxies..................................................................................................          24
  Required Vote............................................................................................          24
  Quorum...................................................................................................          24
  Other Information........................................................................................          24

WESTWOOD ANNUAL MEETING....................................................................................          25
  Purpose of the Westwood Annual Meeting...................................................................          25
  Solicitation of Proxies..................................................................................          25
  Record Date; Voting Rights...............................................................................          25
  Proxies..................................................................................................          26
  Required Vote............................................................................................          26
  Quorum...................................................................................................          27
  Other Information........................................................................................          27

THE PARTIES TO THE MERGER..................................................................................          28
  Metro....................................................................................................          28
  Westwood.................................................................................................          28
  Merger Sub...............................................................................................          29

THE MERGER.................................................................................................          30
  Background of the Merger.................................................................................          30
  Recommendation of the Board of Directors of Metro and Reasons of Metro for the Merger....................          32
  Opinion of Metro's Financial Advisor.....................................................................          33
  Recommendation of the Board of Directors of Westwood And Reasons of Westwood for the Merger..............          41
  Opinion of Westwood's Financial Advisor..................................................................          42
  Interests of Certain Persons in the Merger...............................................................          48
  Accounting Treatment.....................................................................................          49
  Material Federal Income Tax Consequences of the Merger...................................................          49

                                                                                                                PAGE
                                                                                                                -----
  Regulatory Filings And Approvals.........................................................................          50
  Restrictions on Sales of Shares of Westwood Common Stock by Affiliates of Metro..........................          51
  Dissenters Rights........................................................................................          51
  Stock Exchange Listing...................................................................................          51

THE MERGER AGREEMENT.......................................................................................          52
  Terms of the Merger......................................................................................          52
  Issuance of New Stock Certificates.......................................................................          53
  Charter, Bylaws, Directors and Officers After the Merger.................................................          54
  Representations and Warranties...........................................................................          54
  Covenants and Agreements.................................................................................          55
  No Solicitation of Transactions..........................................................................          58
  Employee Benefits........................................................................................          59
  Indemnification and Insurance............................................................................          59
  Conditions to the Merger.................................................................................          59
  Termination..............................................................................................          60
  Amendment and Waiver.....................................................................................          62

ADDITIONAL AGREEMENTS......................................................................................          63
  Metro Stockholder Voting Agreement.......................................................................          63
  Westwood Stockholder Voting Agreement....................................................................          65
  Saperstein Consulting Agreement..........................................................................          66
  Saperstein Non-Compete Agreement.........................................................................          66
  Bortnick Employment Agreement............................................................................          67
  Coppola Employment Agreement.............................................................................          68
  Registration Rights Agreement............................................................................          69
  Stock Loan and Pledge Agreement..........................................................................          69

COMPARISON OF RIGHTS OF WESTWOOD STOCKHOLDERS AND METRO STOCKHOLDERS.......................................          70

ELECTION OF WESTWOOD DIRECTORS.............................................................................          78
  Committees of the Westwood Board of Directors............................................................          79
  Director Attendance and Compensation.....................................................................          80

PRINCIPAL STOCKHOLDERS OF WESTWOOD.........................................................................          81

EXECUTIVE OFFICERS OF WESTWOOD.............................................................................          83

WESTWOOD EXECUTIVE COMPENSATION............................................................................          83
  Summary Compensation Table...............................................................................          84
  Stock Options............................................................................................          85
  Employment Agreements....................................................................................          86
  Compensation Committee Interlocks and Insider Participation..............................................          86
  Relationships and Transactions of Note...................................................................          86
  Compliance with Section 16(a) of the Securities Exchange Act of 1934.....................................          87
  Compensation Committee Report............................................................................          87
  Performance Graph........................................................................................          89

APPROVAL OF WESTWOOD 1999 STOCK INCENTIVE PLAN.............................................................          90
  Summary of Material Provisions of the 1999 Stock Incentive Plan..........................................          90

                                                                                                                PAGE
                                                                                                                -----
SELECTION OF WESTWOOD'S INDEPENDENT ACCOUNTANTS............................................................          96

LEGAL MATTERS..............................................................................................          97

EXPERTS....................................................................................................          97

STOCKHOLDER PROPOSALS......................................................................................          97

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION...............................................         F-1

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.......................................         F-4

ANNEXES
-------------
Annex A        Agreement and Plan of Merger, dated as of June 1, 1999, as amended, among Metro, Westwood and
               Merger Sub
Annex B        Opinion of Goldman, Sachs & Co., dated June 1, 1999
Annex C        Opinion of Donaldson, Lufkin & Jenrette Securities Corporation, dated June 1, 1999
Annex D        Metro Stockholder Voting Agreement
Annex E        Westwood Stockholder Voting Agreement
Annex F        Registration Rights Agreement
Annex G        Westwood One, Inc. 1999 Stock Incentive Plan

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

    Q. WHY ARE METRO AND WESTWOOD PROPOSING TO MERGE?

    A.  We are proposing to merge because we believe that the merger will:

    - better enable the combined company to make the investments necessary to develop more sophisticated traffic reporting systems;

    - supplement Westwood's strong national programming with Metro's strong local programming;

    - enable the combined company to provide better reporting coverage in large markets and to improve its services generally;

    - allow the combined company to recognize certain cost synergies;

    - enable the combined company to compete more effectively in the highly competitive, consolidating radio broadcasting industry; and

    - provide the combined company with the services of our talented and experienced management teams.

    Q. WHAT IS THE "COMBINED COMPANY"?

    A. When we refer to the "combined company," we mean the combined businesses of Metro and Westwood after the merger. Although Metro and Westwood will not be legally combined into a single entity, Metro will operate as a wholly-owned subsidiary of Westwood and Westwood's consolidated financial statements will include both Westwood and Metro financial results.

    Q. WHAT WILL METRO STOCKHOLDERS RECEIVE IN THE MERGER?

    A. Holders of Metro common stock will receive 1.5 shares of Westwood common stock in exchange for each of their shares of Metro common stock. Holders of Metro Series A convertible preferred stock will receive 1.5 shares of Westwood preferred stock having terms that are substantially identical to those of the Metro Series A convertible preferred stock in exchange for each of their shares of Metro Series A convertible preferred stock. These exchange ratios will not change even if the market prices of Westwood or Metro common stock or preferred stock increase or decrease between now and the date the merger is completed. Accordingly, Metro stockholders will not be able to determine the value of the shares of Westwood stock that they will receive in the merger until the merger is completed.

    Westwood will not issue any fractional shares of Westwood common stock in the merger. Metro stockholders who would otherwise be entitled to receive a fractional share of Westwood common stock upon conversion of their shares of Metro common stock in connection with the merger instead will receive cash based on the market value of the fractional share of Westwood common stock.

    EXAMPLE: IF YOU CURRENTLY OWN 101 SHARES OF METRO COMMON STOCK, AFTER THE MERGER YOU WILL BE ENTITLED TO RECEIVE 151 SHARES OF WESTWOOD COMMON STOCK AND A CHECK FOR THE MARKET VALUE OF THE .5 FRACTIONAL SHARE.

    Q. WILL WESTWOOD STOCKHOLDERS RECEIVE ANY SHARES AS A RESULT OF THE MERGER?

    A. No. Westwood stockholders will continue to hold the shares of Westwood stock they own at the effective time of the merger. After the merger, these shares will represent an ownership interest in the combined company.

    Q. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

    A. In general, Metro stockholders will not recognize any gain or loss as a result of the merger except for cash received, if any, instead of fractional shares of Westwood common stock.

    Q. DO STOCKHOLDERS HAVE APPRAISAL RIGHTS?

    A. No, under applicable law, neither Metro stockholders nor Westwood stockholders will have the right to receive an appraisal of the value of their shares in connection with the merger.

    Q. WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

    A. We are working towards completing the merger as quickly as possible and expect to complete it by September 30, 1999.

    Q. WHAT SHOULD STOCKHOLDERS DO NOW?

    A. Stockholders should complete, sign, date and mail their proxy card in the enclosed postage paid envelope as soon as possible so that their shares will be voted at the meetings.

    METRO STOCKHOLDERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES NOW. IF AND WHEN THE MERGER IS COMPLETED, WESTWOOD'S EXCHANGE AGENT WILL SEND METRO STOCKHOLDERS WRITTEN INSTRUCTIONS FOR EXCHANGING THEIR SHARE CERTIFICATES.

    Q. CAN STOCKHOLDERS CHANGE THEIR VOTE?

    A. Yes. Stockholders can change their vote at any time prior to the stockholders' meetings by mailing a later dated signed proxy card to the applicable company or by attending the applicable stockholders meeting and voting in person.

    Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

    A. YOUR BROKER WILL VOTE YOUR SHARES ONLY IF YOU PROVIDE INSTRUCTIONS ON HOW TO VOTE. You should instruct your broker to vote your shares in accordance with the directions provided by your broker.

    Q. WHAT SHOULD STOCKHOLDERS DO IF THEY HAVE QUESTIONS?

    A. Metro stockholders should call Shane Coppola at Metro at (212) 832-9500. They may call collect.

    Westwood stockholders should call Innisfree, Westwood's proxy solicitor, at 1-888-750-5834 (toll free in the United States) or (212) 750-5833 (call collect).

                                    SUMMARY

    This summary highlights selected information from this joint proxy statement/prospectus and may not contain all of the information that is important to you. For more detailed information about the proposed merger, we encourage you to read the entire merger agreement attached to this joint proxy statement/prospectus as Annex A and the other documents to which we have referred you. See "WHERE TO FIND MORE INFORMATION" on page 21.

METRO NETWORKS, INC.
2800 Post Oak Blvd., Suite 4000
Houston, Texas 77056
(713) 407-6000

    Metro is the largest provider of traffic reporting services and a leading supplier of local news, sports, weather and video news services to the television and radio broadcast industries. Metro operates in over 80 markets nationally and provides services to more than 1,800 radio and television station affiliates.

    For further information on Metro, see "THE PARTIES TO THE MERGER--Metro" on page 28.

WESTWOOD ONE, INC.
9540 Washington Boulevard
Culver City, California 90232
(310) 204-5000

    Westwood is America's largest radio network, providing over 150 news, sports, music, talk and entertainment programs, features, live events, 24-hour formats and Shadow Broadcast Services including Shadow Traffic, News and Sports. Westwood's business and operations are managed by Infinity.

    For further information on Westwood, see "THE PARTIES TO THE MERGER-- Westwood" on page 28.

THE STOCKHOLDERS MEETINGS (PAGES 23 AND 25)

    The special meeting of Metro stockholders will be held on September 22, 1999 at 10:00 a.m. Eastern Time at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York 10022. The annual meeting of Westwood stockholders will be held on September 22, 1999 at 9:00 a.m. Pacific Time in the La Ventana Room of the Westwood Marquis Hotel, 930 Hilgard Avenue, Los Angeles, California 90024.

    The record date for Metro stockholders entitled to receive notice of and to vote at the Metro special meeting is the close of business on August 20, 1999. On that date, there were 16,737,481 shares of Metro common stock and 2,549,750 shares of Metro Series A convertible preferred stock outstanding.

    The record date for Westwood stockholders entitled to receive notice of and to vote at the Westwood annual meeting is the close of business on August 20, 1999. On that date, there were 30,735,035 shares of Westwood common stock (excluding 7,368,695 shares held in treasury) and 351,733 shares of Westwood Class B stock outstanding.

RECOMMENDATIONS TO STOCKHOLDERS

    The Metro board of directors believes that the merger agreement and the merger are fair to, advisable and in the best interest of Metro stockholders and recommends that they vote FOR the proposal to approve and adopt the merger agreement.

    The Westwood board of directors believes that the merger agreement and the merger are fair to, advisable and in the best interest of Westwood stockholders and recommends that they vote FOR the proposal to issue shares of Westwood common stock in connection with the merger. The Westwood board of directors also recommends that Westwood stockholders vote FOR each of the other Westwood proposals described in this joint proxy statement/prospectus.

OWNERSHIP OF THE COMBINED COMPANY FOLLOWING THE MERGER

    Based on the number of Metro shares and Westwood shares outstanding as of the record dates for the respective stockholders meetings, we anticipate that Westwood will issue approximately 25,106,200 shares of Westwood common stock to holders of Metro common stock in connection with the merger and that such shares will represent approximately 45.0% of the outstanding shares of Westwood common stock and approximately 32.5% of the total voting power of Westwood's outstanding capital stock upon completion of the merger. In addition, Westwood will issue 3,824,625 shares of preferred stock to holders of Metro Series A convertible preferred stock, which shares will be convertible into 3,824,625 shares of Westwood common stock and will represent approximately 5.0% of the total voting power of Westwood's outstanding capital stock upon completion of the merger.

    The shares of Westwood preferred stock to be issued in connection with the merger will be subject to a stock loan and pledge agreement, dated as of October 16, 1996, between Mr. Saperstein and Metro that effectively will be assumed by Westwood in connection with the merger on terms identical to those currently in effect, except that Westwood has agreed not to call the stock loan described below prior to the fifth anniversary of the completion of the merger. The shares of Westwood preferred stock which will be issued to Mr. Saperstein in exchange for his shares of Metro Series A convertible preferred stock will be pledged to Westwood to secure the loan of shares of Metro common stock made to Mr. Saperstein pursuant to the stock loan and pledge agreement. Prior to the repayment of the loan, Mr. Saperstein will be entitled to vote his shares of Westwood preferred stock notwithstanding the pledge of those shares as substitute collateral under the terms of the stock loan and pledge agreement. The shares of Westwood preferred stock will not be entitled to receive any dividends. If Mr. Saperstein elects to convert the pledged shares into shares of Westwood common stock, the loan will become due and payable immediately.

                              THE MERGER (PAGE 30)

WHAT METRO STOCKHOLDERS WILL RECEIVE IN CONNECTION WITH THE MERGER (PAGE 52)

    In connection with the merger, holders of Metro common stock will receive
1.5 shares of Westwood common stock in exchange for each share of Metro common stock that they own at the time the merger is completed. Holders of Metro Series A convertible preferred stock will receive 1.5 shares of Westwood preferred stock having terms that are substantially identical to those of the Metro Series A convertible preferred stock in exchange for each share of Metro Series A convertible preferred stock that they own at the time the merger is completed. These exchange ratios will not change even if the market prices of Westwood or Metro common stock or preferred stock increase or decrease between now and the date the merger is completed. Accordingly, Metro stockholders will not be able to determine the value of the shares of Westwood stock that they will receive in connection with the merger until the merger has been completed.

    Because the merger agreement provides that Westwood will not issue fractional shares of common stock in connection with the merger, holders of Metro common stock will receive a cash payment equal to the value of any fraction of a share of Westwood common stock that they would otherwise receive upon conversion of their Metro stock at the time the merger has been completed.

    Upon completion of the merger, each outstanding option to purchase shares of Metro common stock will be converted into an option to acquire shares of Westwood common stock. Based on the number of outstanding options to purchase shares of Metro common stock at the close of business on August 20, 1999, an aggregate of up to 3,068,757 shares of Westwood common stock will be issuable upon the exercise of such converted options.

WHAT WESTWOOD STOCKHOLDERS WILL RECEIVE IN CONNECTION WITH THE MERGER

    After the merger, each share of Westwood common stock and Westwood Class B stock will remain outstanding and will represent one share of the combined company's common stock or Class B stock, as applicable.

STOCKHOLDER VOTES REQUIRED (PAGES 24 AND 26)

    The favorable vote of a majority of the outstanding shares of Metro common stock and Metro Series A convertible preferred stock, voting together as a single class, is required to approve and adopt the merger agreement. Pursuant to the terms of a voting agreement,

David I. Saperstein, Charles I. Bortnick and Shane E. Coppola, each of whom is a director and an executive officer of Metro and who hold, in the aggregate, shares of Metro common stock and Metro Series A convertible preferred stock representing approximately 52.7% of the total voting power of Metro's outstanding capital stock, have agreed with Westwood to vote their shares in favor of the approval and adoption of the merger agreement. Accordingly, no other vote or action of Metro's stockholders is required to approve and adopt the merger agreement.

    The approval of the issuance of the shares of Westwood common stock in connection with the merger requires the affirmative vote of a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast. Pursuant to the terms of a voting agreement, Infinity, the indirect owner of 8,000,000 shares of Westwood common stock representing approximately 16.6% of the total voting power of Westwood's outstanding capital stock and the direct or indirect owner of warrants to acquire 2,000,000 shares of Westwood common stock (which warrants are currently exercisable for 1,000,000 shares), has agreed to vote its shares in favor of the issuance of shares of Westwood common stock in connection with the merger. If Westwood's stockholders fail to approve the issuance of shares of Westwood common stock in connection with the merger, Westwood will be required to make significant payments to Metro.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER (PAGE 49)

    METRO STOCKHOLDERS

    In the opinion of Weil, Gotshal & Manges LLP, counsel to Westwood, and Paul, Hastings, Janofsky & Walker LLP, counsel to Metro, the merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, the exchange of your shares of Metro common stock and Metro Series A convertible preferred stock for Westwood common stock and Westwood preferred stock, respectively, generally will not cause you to recognize any gain or loss for federal income tax purposes. You may, however, have to recognize gain in connection with any cash received instead of fractional shares.

    THIS TAX TREATMENT MAY NOT APPLY TO EVERY METRO STOCKHOLDER. DETERMINING THE ACTUAL TAX CONSEQUENCES OF THE MERGER TO YOU MAY BE VERY COMPLICATED AND DEPEND ON YOUR SPECIFIC SITUATION. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER TO YOU.

    WESTWOOD STOCKHOLDERS

    Because your shares of Westwood stock will remain unchanged as a result of the merger, you will not recognize any gain or loss for federal income tax purposes.

CONDITIONS TO THE MERGER (PAGE 59)

    The completion of the merger is subject to certain conditions, including:

    - the approval and adoption by the Metro stockholders of the merger agreement;

    - the approval by the Westwood stockholders of the issuance of Westwood common stock in connection with the merger;

    - there not being in effect any law or court order prohibiting the closing of the merger;

    - the registration statement with respect to the issuance of shares of Westwood common stock in connection with the merger not being the subject of any stop order;

    - the shares of Westwood common stock to be issued in connection with the merger having been authorized for listing on the New York Stock Exchange, subject to official notice of issuance;

    - the receipt of all required governmental authorizations, consents and approvals;

    - the absence of certain pending or threatened litigation; and

    - the delivery of legal opinions with respect to the tax-free nature of the merger.

TERMINATION OF THE MERGER AGREEMENT (PAGE 60)

    The merger agreement may be terminated by the mutual written consent of Metro and Westwood. Either of them may terminate the merger agreement if:

    - the merger has not been consummated by June 1, 2000;

    - the Metro stockholders fail to approve and adopt the merger agreement;

    - the Westwood stockholders fail to approve the issuance of Westwood common stock in connection with the merger; or

    - a law or court order permanently prohibits the merger.

    The merger agreement may also be terminated by Metro if:

    - subject to certain requirements, Metro's board of directors determines in good faith, based on the advice of outside legal counsel, that it is consistent with its fiduciary duties to Metro stockholders to terminate the merger agreement to enter into an agreement with respect to or to consummate a transaction that constitutes a Metro Superior Proposal (which term is defined on page 58);

    - Westwood's board of directors withdraws its approval or recommendation of the issuance of shares of Westwood common stock in connection with the merger, or fails to call a stockholders meeting for the purpose of obtaining stockholder approval of such issuance of shares; or

    - Westwood or Merger Sub breaches any representation, warranty, covenant or agreement contained in the merger agreement that would give rise to the failure of a closing condition to the merger and such breach has not been cured within 30 business days of Westwood's and Merger Sub's receipt of a notice of such breach.

    The merger agreement may also be terminated by Westwood if:

    - Metro enters into a binding agreement for a transaction that constitutes a Metro Superior Proposal;

    - Metro's board of directors withdraws or adversely modifies its approval or recommendation of the merger agreement or the merger, or fails to call a stockholders meeting for the purpose of obtaining stockholder approval and adoption of the merger agreement; or

    - Metro breaches any representation, warranty, covenant or agreement contained in the merger agreement that would give rise to the failure of a condition to the merger and such breach has not been cured within 30 business days of Metro's receipt of a notice of such breach.

TERMINATION FEES AND PAYMENTS (PAGE 62)

    METRO

    The merger agreement requires Metro to pay Westwood a $30 million fee if:

    - the merger agreement is terminated by Metro or Westwood because Metro elects to enter into a binding agreement with respect to a Metro Superior Proposal;

    - the merger agreement is terminated by Westwood because Metro's board of directors withdraws or adversely modifies its approval or recommendation of the merger agreement or the merger, or fails to call a meeting of the Metro stockholders for the purpose of considering the approval and adoption of the merger agreement; or

    - the merger agreement is terminated by Westwood because of a willful breach by Metro of the merger agreement and within twelve months of such termination Metro enters into, agrees to or consummates a Metro Acquisition Proposal (which term is defined on page 58).

    If a Metro Acquisition Proposal is made to Metro prior to or at the Metro special meeting and thereafter the merger agreement is terminated because Metro stockholders fail to approve and adopt the merger agreement, Metro will be required to reimburse Westwood for all expenses incurred by Westwood in connection with the merger agreement in an amount not to exceed $1 million.

    WESTWOOD

    If the merger agreement is terminated by Metro because Westwood's board of directors withdraws or adversely modifies its approval or recommendation of the issuance of shares of Westwood common stock in connection with the merger or fails to call the related stockholders meeting, then Westwood will be required to pay Metro a $30 million termination fee.

    If the merger agreement is terminated by Metro or Westwood because Westwood's stockholders fail to approve the issuance of shares of Westwood common stock in connection with merger, Westwood will be required to:

    - pay Metro a $10 million termination fee; and

    - purchase from Metro unregistered shares of Metro common stock for an aggregate purchase price of $10 million.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGE 48)

    In considering the recommendation of the Metro board of directors in favor of the approval and adoption of the merger agreement, Metro stockholders should be aware that certain members of Metro's board of directors and management have interests in the merger in addition to or different from the interests of Metro stockholders generally.

DIRECTORS AND MANAGEMENT OF THE COMBINED COMPANY (PAGE 54)

    At the Westwood annual meeting (and prior to the completion of merger), it is expected that two Class III directors will be elected to Westwood's board of directors. Following the merger, David I. Saperstein, Metro's Chairman and Chief Executive Officer, Mr. Saperstein's designee and Joel Hollander, Westwood's President and Chief Executive Officer, are expected to be added to Classes III, I and III, respectively, of the board of directors of the combined company by action of the new board of directors. Following the merger, Joel Hollander will serve as President and Chief Executive Officer of the combined company.

DISSENTERS' RIGHTS (PAGE 51)

    Neither Metro stockholders nor Westwood stockholders have dissenters' rights of appraisal or other rights to demand the fair value of their shares in cash because of the merger.

                      OPINION OF METRO'S FINANCIAL ADVISOR
                                   (PAGE 33)

    On June 1, 1999, Goldman, Sachs & Co., referred to herein as Goldman Sachs, delivered its oral opinion to the board of directors of Metro that, as of such date, the exchange ratio was fair from a financial point of view to Metro stockholders. Goldman Sachs subsequently confirmed its oral opinion by delivery of its written opinion dated June 1, 1999. The opinion of Goldman Sachs does not constitute a recommendation as to how any stockholder of Metro should vote with respect to the merger agreement.

    THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, DATED JUNE 1, 1999, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX B AND IS INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. YOU SHOULD READ THE OPINION IN ITS ENTIRETY.

                    OPINION OF WESTWOOD'S FINANCIAL ADVISOR
                                   (PAGE 42)

    On June 1, 1999, Donaldson, Lufkin & Jenrette Securities Corporation, referred to herein as DLJ, delivered its oral opinion to the board of directors of Westwood that, as of such date, the exchange ratio was fair from a financial point of view to Westwood. DLJ subsequently confirmed its oral opinion by delivery of its written opinion dated June 1, 1999. The opinion of DLJ does not constitute a recommendation as to how any stockholder of Westwood should vote with respect to the issuance of shares of Westwood common stock in connection with the merger.

    THE FULL TEXT OF THE WRITTEN OPINION OF DLJ, DATED JUNE 1, 1999, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX C AND IS INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. YOU SHOULD READ THE OPINION IN ITS ENTIRETY.

                         ACCOUNTING TREATMENT (PAGE 49)

    The merger will be accounted for under the purchase method of accounting. For accounting purposes, Westwood will be the acquiring company and Metro will be the acquired company.

                        LISTING OF WESTWOOD COMMON STOCK

    Westwood will list on the New York Stock Exchange the shares of Westwood common stock to be issued in connection with the merger.

                       COMPARATIVE PER SHARE INFORMATION

    The table below provides you with historical per share information of Westwood and Metro. It also provides you with pro forma combined per share information as if the merger had occurred as of January 1, 1998 for the income from continuing operations per share information and as of June 30, 1999 for the book value per share information. The table also presents Metro's equivalent pro forma per share information. See "METRO SELECTED HISTORICAL FINANCIAL DATA," "WESTWOOD SELECTED HISTORICAL FINANCIAL INFORMATION" and "SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION" for additional information. The pro forma per share information is intended for informational purposes only. It does not purport to represent what the combined company's results of continuing operations actually would have been had the transaction occurred as of January 1, 1998 or project the results for any future period. Neither Westwood nor Metro paid cash dividends on its common stock during calendar 1998 or 1999.

                                                                                                               METRO
                                                                  WESTWOOD       METRO                      EQUIVALENT
                                                                 HISTORICAL   HISTORICAL      UNAUDITED      PRO FORMA
                                                                  PER SHARE    PER SHARE    PRO FORMA PER    PER SHARE
                                                                    DATA         DATA      SHARE DATA (A)    DATA (B)
                                                                 -----------  -----------  ---------------  -----------
Six months ended June 30, 1999 (unaudited) net income (loss)
  per share:
Basic..........................................................   $    0.15    $    0.52      $   (0.11)     $   (0.17)
Diluted........................................................        0.13         0.50          (0.11)         (0.17)
Book value per share...........................................   $    2.37    $    6.91      $   19.00      $   28.50
Year ended December 31, 1998 net income (loss) per share:
Basic..........................................................   $    0.43    $    1.23      $   (0.08)     $   (0.12)
Diluted........................................................        0.39         1.20          (0.08)         (0.12)

------------------------

    (a) See "Unaudited Pro Forma Combined Condensed Financial Information."

    (b) Metro's equivalent pro forma per share data represents the unaudited pro forma per share data multiplied by an exchange ratio of 1.5.

                    METRO SELECTED HISTORICAL FINANCIAL DATA

    The table below provides you with selected historical financial information of Metro. Metro has prepared this information using the consolidated financial statements of Metro for each of the fiscal years in the five-year period ended December 31, 1998 and for the six-month periods ended June 30, 1998 and 1999. The consolidated financial statements for each of the fiscal years in the five-year period ended December 31, 1998 have been audited by KPMG LLP, Metro's independent auditors. The consolidated financial statements for the six-month periods ended June 30, 1998 and 1999 have not been audited. The results for the six months ended June 30, 1999 may not be indicative of the operating results to be expected for the entire year. When you read the selected historical financial information of Metro, you should read it along with the consolidated financial statements and related notes in Metro's annual and quarterly reports as filed with the SEC. See "WHERE TO FIND MORE INFORMATION" on page 21.

                                                                                                             SIX MONTHS ENDED
                                                             FISCAL YEAR ENDED DECEMBER 31,                      JUNE 30,
                                                  -----------------------------------------------------  ------------------------
                                                    1994       1995       1996       1997       1998       1998         1999
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
                                                           IN THOUSANDS, EXCEPT PER SHARE DATA                 (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Net revenues....................................  $  60,048  $  72,433  $ 109,237  $ 139,125  $ 172,132  $  77,342    $  91,347
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Broadcasting costs..............................     32,239     41,286     50,686     67,224     87,028     40,153       47,828
Marketing expense...............................     11,355     14,504     21,378     26,526     31,053     15,172       17,935
General and administrative expense..............      5,939      7,194     10,158     11,425     11,026      5,854        5,549
Depreciation and amortization expense...........      1,302      3,980      6,213      8,878     10,043      4,845        5,714
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Total operating costs...........................     50,835     66,964     88,435    114,053    139,150     66,024       77,026
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Income from operations..........................      9,213      5,469     20,802     25,072     32,982     11,318       14,321
Interest/other income...........................       (164)      (137)      (408)    (1,865)    (1,144)      (578)        (272)
Interest expense................................        293      1,260      1,779        230        113         95           31
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Income before tax provision.....................      9,084      4,346     19,431     26,707     34,013     11,801       14,562
Income tax provision............................      2,179      1,036      3,462     11,164     13,659      4,774        5,821
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Net income......................................  $   6,905  $   3,310  $  15,969  $  15,543  $  20,354  $   7,027    $   8,741
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Pro forma net income (1)........................  $      --  $   2,803  $  12,047  $      --  $      --  $      --    $      --
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
                                                  ---------  ---------  ---------  ---------  ---------  ---------  -------------
Basic earnings per common share.................         --         --         --  $    0.94  $    1.23  $    0.42    $    0.52
Basic average common shares outstanding.........         --         --         --     16,555     16,594     16,588       16,707
Diluted earnings per common share (1)...........         --  $    0.23  $    0.94  $    0.93  $    1.20  $    0.42    $    0.50
Diluted average common shares outstanding (1)...         --     12,252     12,884     16,714     16,955     16,927       17,335

                                                                        DECEMBER 31,                        JUNE 30,
                                                    -----------------------------------------------------     1999
BALANCE SHEET DATA AT:                                1994       1995       1996       1997       1998     -----------
--------------------------------------------------  ---------  ---------  ---------  ---------  ---------  (UNAUDITED)
Current assets....................................  $  24,810  $  25,504  $  77,951  $  72,479  $  88,244   $  96,484
Working capital...................................      7,414      7,900     49,294     48,106     59,773      71,944
Total assets......................................     25,990     46,230    103,757    115,073    139,087     145,711
Total debt........................................      6,650     22,624      1,310      1,478        992         587
Total stockholders' equity/partners' capital......      9,401      4,478     71,930     88,293    108,804     119,751

------------------------------

(1) Prior to October 1996, the business of Metro was operated through Metro Traffic Control, Inc., Metro Networks, Ltd., Metro Video News, Inc., Metro Reciprocal, Inc. and their subsidiaries (collectively, the "Predecessor Companies"). Until October 1996, all of the equity interests in the Predecessor Companies were owned by David I. Saperstein and certain members of his family. In October 1996, the Saperstein family established Metro as a holding company and consolidated the issued and outstanding equity interests in the Predecessor Companies by exchanging such interests for 9,350,607 shares of Metro common stock and 2,549,750 shares of Metro Series A convertible preferred stock (the "Reorganization").

   For the years ended December 31, 1995 and 1996, diluted average common shares outstanding and earnings per share have been calculated on a pro forma basis assuming the shares issued in conjunction with the Reorganization were outstanding for all periods presented, adjusted for excess distributions and assuming the Predecessor Companies were taxed at rates applicable to Metro subsequent to the Reorganization.

                  WESTWOOD SELECTED HISTORICAL FINANCIAL DATA

    The table below provides you with selected historical financial information of Westwood. Westwood has prepared this information using the consolidated financial statements of Westwood for each of the fiscal years in the five-year period ended December 31, 1998 and for the six-month periods ended June 30, 1998 and 1999. The consolidated financial statements for each of the fiscal years in the five-year period ended December 31, 1998 have been audited by PricewaterhouseCoopers LLP, Westwood's independent auditors. The consolidated financial statements for the six-month periods ended June 30, 1998 and 1999 have not been audited. The results for the six months ended June 30, 1999 may not be indicative of the operating results to be expected for the entire year. When you read the selected historical financial information of Westwood, you should read it along with the consolidated financial statements and related notes in Westwood's annual and quarterly reports as filed with the SEC. See "WHERE TO FIND MORE INFORMATION" on page 21.

                                                                                                              SIX MONTHS ENDED
                                                                FISCAL YEAR ENDED DECEMBER 31,                    JUNE 30,
                                                     -----------------------------------------------------  --------------------
                                                       1994       1995      1996(A)    1997(B)    1998(C)     1998       1999
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                                                                                (UNAUDITED)
                                                              IN THOUSANDS, EXCEPT PER SHARE DATA
                                                     -----------------------------------------------------
OPERATING RESULTS DATA:
Net revenues.......................................  $ 136,340  $ 145,729  $ 171,784  $ 240,790  $ 259,310  $ 116,827  $ 124,871
Operating and corporate costs, excluding
  depreciation and amortization....................    112,198    112,661    132,247    191,854    206,996     96,618    102,463
Depreciation and amortization......................     18,160     13,753     12,265     13,031     18,409      8,631      9,293
Operating income...................................      5,982     19,315     27,272     35,905     33,354     11,578     13,115
Income (loss) before extraordinary items...........     (2,730)     9,685     17,500     25,496     13,046      4,127      4,181
Extraordinary (loss)...............................       (590)        --         --         --         --         --         --
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net income (loss)..................................  $  (3,320) $   9,685  $  17,500  $  25,496  $  13,046  $   4,127  $   4,181
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME (LOSS) PER SHARE:
  Basic:
    Income (loss) before extraordinary item........  $   (0.09) $    0.31  $    0.56  $    0.83  $    0.43  $    0.13  $    0.15
    Extraordinary item.............................      (0.02)        --         --         --         --         --         --
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net income (loss)..............................  $   (0.11) $    0.31  $    0.56  $    0.83  $    0.43  $    0.13  $    0.15
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------

  Diluted:
    Income (loss) before extraordinary item........  $   (0.09) $    0.28  $    0.51  $    0.74  $    0.39  $    0.12  $    0.13
    Extraordinary item.............................      (0.02)        --         --         --         --         --         --
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Net income (loss)..............................  $   (0.11) $    0.28  $    0.51  $    0.74  $    0.39  $    0.12  $    0.13
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                                                               DECEMBER 31,                        JUNE 30,
                                                           -----------------------------------------------------     1999
BALANCE SHEET DATA AT:                                       1994       1995       1996       1997       1998     -----------
---------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  (UNAUDITED)
Current assets...........................................  $  46,157  $  41,885  $  48,379  $  77,933  $  85,663   $  72,843
Working capital..........................................      7,685      6,563     (3,647)    12,180      7,111       8,235
Total assets.............................................    260,112    245,595    273,046    317,695    345,279     325,854
Long-term debt...........................................    115,443    107,943    130,443    115,000    170,000     167,000
Total stockholders' equity...............................     95,454     94,123     86,848    124,678     77,218      76,598

------------------------------

(a) Results for the year ended December 31, 1996 include the New York, Los Angeles, Chicago and Philadelphia Shadow Traffic operations from the time they were acquired in March 1996.

(b) Results for the year ended December 31, 1997 include Westwood's operation of the CBS Radio Network from April 1, 1997, the effective date of the Representation Agreement, dated as of March 30, 1997, between Westwood and CBS, Inc.

(c) Results for the year ended December 31, 1998 include the remaining Shadow Traffic operations from the time they were acquired in May 1998.

      SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

    The following table provides you with summary unaudited pro forma combined condensed financial information. The operating results data assume that the merger had been completed at January 1, 1998 and the balance sheet data assumes that the merger had been completed on the related balance sheet date. The summary unaudited pro forma combined condensed financial information does not reflect any potential cost reductions which may occur as a result of the merger. In addition, it is not necessarily indicative of the operating results or financial position which would have occurred had the merger been completed at the times assumed, nor is it necessarily indicative of Westwood's future operating results or financial position. When you read the summary unaudited pro forma combined condensed financial information of Westwood and Metro, you should read it along with the "UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION" included in this joint proxy statement/prospectus beginning on page F-1.

                                                                              FISCAL YEAR ENDED  SIX MONTHS ENDED
                                                                              DECEMBER 31, 1998    JUNE 30, 1999
                                                                              -----------------  -----------------
                                                                              IN THOUSANDS, EXCEPT PER SHARE DATA
                                                                              ------------------------------------
OPERATING RESULTS DATA

Net revenues................................................................      $ 431,442         $   216,218
                                                                                   --------      -----------------
Operating costs and expenses excluding depreciation and amortization........        320,219             166,031
Depreciation and amortization...............................................         69,152              35,357
Corporate general and administrative expenses...............................         15,884               7,744
Nonrecurring items, net expense.............................................            551                  --
                                                                                   --------      -----------------
                                                                                    405,806             209,132
                                                                                   --------      -----------------
Operating income............................................................         25,636               7,086
Interest expense............................................................          5,153               3,435
Other income................................................................           (687)               (141)
                                                                                   --------      -----------------
Income before taxes.........................................................         21,170               3,792
Income taxes................................................................         25,825               9,972
                                                                                   --------      -----------------
Net income loss.............................................................      $  (4,655)        $    (6,180)
                                                                                   --------      -----------------
Loss per share:
  Basic.....................................................................      $   (0.08)        $     (0.11)
  Diluted...................................................................      $   (0.08)        $     (0.11)
Weighted average shares outstanding (1):
  Basic.....................................................................         58,201(1)           56,402
  Diluted...................................................................         58,201(1)           56,402

BALANCE SHEET DATA AT JUNE 30, 1999

Current assets
  Cash......................................................................                        $     4,000
  Accounts receivable, net..................................................                            130,185
  Other current assets......................................................                             10,790
                                                                                                 -----------------
Total current assets........................................................                            144,975
Property and equipment......................................................                             53,216
Intangible assets, net of accumulated amortization..........................                          1,051,009
Other assets................................................................                             12,614
                                                                                                 -----------------
Total assets................................................................                        $ 1,261,814
                                                                                                 -----------------
                                                                                                 -----------------
Current liabilities.........................................................                        $    89,148
Long-term debt..............................................................                             82,011
Other liabilities...........................................................                             19,057
                                                                                                 -----------------
Total liabilities...........................................................                            190,216
Stockholders' equity........................................................                          1,071,598
                                                                                                 -----------------
Total liabilities and stockholders' equity..................................                        $ 1,261,814
                                                                                                 -----------------
                                                                                                 -----------------

------------------------

(1) Reflects additional shares to be issued in connection with the merger, including the assumed exercise of outstanding Metro stock options. As a result of the pro forma losses, basic and diluted shares are equivalent.

                   COMPARATIVE MARKET PRICE AND DIVIDEND DATA

METRO

    The common stock of Metro is listed for trading on the Nasdaq National Market under the symbol "MTNT." The following table sets forth, for the calendar quarters indicated, the high and low closing sales prices per share of Metro common stock as reported on the Nasdaq National Market, based on published financial sources. Metro has never paid cash dividends on its common stock.

                              CLOSING SALES PRICE

FISCAL YEAR            HIGH        LOW
-------------------- --------    --------
1999
Third Quarter
  (through August
  20, 1999)......... $ 62 23/32  $ 51 7/16
Second Quarter......   57          45
First Quarter.......   55          42
1998
Fourth Quarter......   42 13/16    29 3/16
Third Quarter.......   44 1/2      34 1/32
Second Quarter......   44 3/8      37 3/8
First Quarter.......   43          30 3/8
1997
Fourth Quarter......   35 1/2      29 1/2
Third Quarter.......   33 7/8      25 5/16
Second Quarter......   25 1/2      21 7/8
First Quarter.......   26 3/4      21 7/8

WESTWOOD

    Since December 15, 1998, the common stock of Westwood has been traded on the New York Stock Exchange under the symbol "WON." From the time of its initial public offering on April 24, 1984 through December 14, 1998, the common stock of Westwood was traded on the Nasdaq National Market System. The following table sets forth, for the calendar quarters indicated, the high and low closing sale prices per share of Westwood common stock as reported on the New York Stock Exchange or the Nasdaq National Market System, as the case may be, based on published financial sources. No cash dividends were paid on Westwood's common stock during the calendar quarters indicated below.

                              CLOSING SALES PRICE

FISCAL YEAR             HIGH          LOW
-------------------- ----------    ----------
1999
Third Quarter
  (through August
  20, 1999)......... $  42 9/16    $  34 7/16
Second Quarter......    37 11/16      29 3/16
First Quarter.......    29 13/16      23 3/16
1998
Fourth Quarter......    30 9/16       16
Third Quarter.......    27 7/16       15 3/4
Second Quarter......    30 3/8        24 5/8
First Quarter.......    35 7/8        29 3/8
1997
Fourth Quarter......    37 1/8        29
Third Quarter.......    33 5/8        27 5/16
Second Quarter......    32 1/4        19 1/8
First Quarter.......    19 11/16      16 3/4

    On June 1, 1999, the last trading day immediately preceding the public announcement of the proposed merger, the closing sales price on the Nasdaq National Market per share of Metro common stock was $55 1/2 and the closing sales price on the New York Stock Exchange per share of Westwood common stock was $35.

    On August 20, 1999, the last trading day prior to the printing of this joint proxy statement/ prospectus, the closing sales price on the Nasdaq National Market per share of Metro common stock was $53 3/8 and the closing sales price on the New York Stock Exchange per share of Westwood common stock was $36.

    Because the market price of Westwood common stock is subject to fluctuation, the market value of the shares of Westwood common stock that holders of shares of Metro common stock will receive in connection with the merger may increase or decrease before or after the proposed merger. STOCKHOLDERS ARE ENCOURAGED TO OBTAIN CURRENT QUOTATIONS FOR SHARES OF WESTWOOD COMMON STOCK AND METRO COMMON STOCK.

    Following the completion of the merger, shares of Westwood common stock will continue to trade on the New York Stock Exchange and shares of Metro common stock will cease to be authorized for trading on the Nasdaq National Market.

                                  RISK FACTORS

    THE MERGER AGREEMENT DOES NOT CONTAIN ANY PROVISIONS FOR ADJUSTMENT OF THE EXCHANGE RATIOS AND DOES NOT PROVIDE FOR RIGHTS OF TERMINATION BY EITHER PARTY BASED UPON FLUCTUATIONS IN THE PER SHARE PRICE OF THE METRO COMMON STOCK OR METRO SERIES A CONVERTIBLE PREFERRED STOCK OR THE WESTWOOD COMMON STOCK.

    Because no adjustment will be made to the exchange ratios, the value of the consideration to be received by holders of Metro common stock and Series A convertible preferred stock in connection with the merger is not presently ascertainable and will vary based upon the market price of Westwood common stock at the time the merger is completed. Such variations may be the result of changes in the business operations or prospects of Westwood or Metro, market assessments of the likelihood that the merger will be consummated, the timing thereof, the prospects for the post-merger operations of the combined company, regulatory considerations, general market and economic conditions and other factors beyond the control of Metro or Westwood. Holders of Metro common stock are urged to obtain current market quotations for their shares and for shares of Westwood common stock.

THE COMBINED COMPANY MAY BE UNABLE TO RECOGNIZE THE SYNERGIES AND OTHER BENEFITS ANTICIPATED BY METRO AND WESTWOOD.

    The merger involves the integration of two companies that have previously operated independently. There can be no assurances that the companies will not encounter significant difficulties in integrating their respective operations or that the benefits expected from such integration will be realized. The incurrence of unexpected costs or delays in connection with such integration could have a material adverse effect on the combined company's business, financial condition or results of operations.

THE COMBINED COMPANY FACES INTENSE COMPETITION FOR AUDIENCE AND ADVERTISING REVENUES.

    The combined company will compete in a highly competitive business. Its radio programming will compete for audiences and advertising revenues directly with radio and television stations and other syndicated programming, as well as with such other media as newspapers, magazines, cable television, outdoor advertising and direct mail. Audience ratings and revenue shares are subject to change and any adverse change in a particular geographic area could have a material and adverse effect on the combined company's ability to attract not only advertisers in that region, but national advertisers as well. Future operations are further subject to many factors which could have an adverse effect upon the combined company's financial performance. These factors include:

    - economic conditions, both generally and relative to the broadcasting industry;

    - shifts in population and other demographics;

    - the level of competition for advertising dollars;

    - fluctuations in programming costs;

    - technological changes and innovations;

    - changes in labor conditions; and

    - changes in governmental regulations and policies and actions of federal regulatory bodies.

    Although Westwood believes that the combined company's radio programming will be able to compete effectively and will continue to attract audiences and advertisers, there can be no assurance that the combined company will be able to maintain or increase the current audience ratings and advertising revenues of Westwood and Metro.

MAJOR RADIO STATION GROUPS COULD CHOOSE TO DEVELOP THEIR OWN PROGRAMMING OR OBTAIN IT FROM OTHER PROVIDERS.

    The radio broadcasting industry has experienced a significant amount of consolidation in recent years. As a result, certain major station groups, including Infinity, have emerged as powerful forces in the industry. Given the size and financial resources of these station groups, they may be able to develop their own programming as a substitute to that offered by the combined company. Alternatively, they could seek to obtain programming from the combined company's competitors. Any such occurrences, or merely the threat of such occurrences, could adversely affect the combined company's ability to negotiate favorable terms with its station affiliates, to attract audiences and to attract national advertisers. Because several of Metro's key station affiliates compete with Infinity, which manages Westwood's business and operations, this risk may become particularly pronounced following the completion of the merger.

INFINITY AND DAVID I. SAPERSTEIN WILL OWN A LARGE PERCENTAGE OF WESTWOOD'S VOTING STOCK AND NORMAN J. PATTIZ, WESTWOOD'S CHAIRMAN, WILL OWN CERTAIN SHARES THAT ENTITLE HIM TO A DISPROPORTIONATELY LARGE SHARE OF THE TOTAL VOTING POWER OF WESTWOOD'S CAPITAL STOCK.

    Infinity owns indirectly through a subsidiary, 8,000,000 shares of Westwood common stock, which shares will represent approximately 14.3% of the outstanding shares of Westwood common stock and approximately 10.4% of the total voting power of Westwood's capital stock upon completion of the merger. Infinity also beneficially owns warrants to acquire 2,000,000 additional shares of Westwood common stock (which warrants are currently exercisable for 1,000,000 shares), which, if fully exercised, would increase such percentages to approximately 17.9% and 12.6%, respectively. Mr. Saperstein will own 11,423,415 shares of Westwood common stock, which shares will represent approximately 20.5% of the outstanding shares of Westwood common stock, and all 3,824,625 shares of outstanding Westwood preferred stock upon completion of the merger, all of which shares together will represent approximately 19.7% of the total voting power of Westwood's capital stock.

    Norman J. Pattiz, Westwood's Chairman, owns 227,840 shares of Westwood common stock, which shares will represent approximately 0.4% of the outstanding shares of Westwood common stock and approximately 0.3% of the total voting power of Westwood's capital stock upon completion of the merger. Mr. Pattiz also owns 351,690 (or 99.9%) of the 351,733 outstanding shares of Westwood Class B stock. The Westwood Class B stock is similar in all respects to the Westwood common stock (into which it may be converted on a share-for-share basis), except that each share of Westwood Class B stock is entitled to 50 votes, rather than just one. Because of this feature of the Westwood Class B stock, Mr. Pattiz owns in the aggregate shares of Westwood capital stock that will represent only approximately 1.0% of the economic interest of Westwood's capital stock, but approximately 23.1% of its total voting power, upon completion of the merger.

    Infinity's and Mr. Saperstein's large ownership stakes and Mr. Pattiz's disproportionately large voting interest may have the effect of discouraging certain types of transactions involving an actual or potential change of control combined company, including transactions in which the holders of the combined company's capital stock might otherwise receive a premium for their shares over then-current market prices.

FOLLOWING THE MERGER, EACH OF INFINITY AND MR. SAPERSTEIN WILL OWN OR HAVE RIGHTS TO ACQUIRE A SUBSTANTIAL NUMBER OF SHARES OF WESTWOOD COMMON STOCK. SALES OF SUCH SHARES COULD ADVERSELY AFFECT THE MARKET PRICE OF WESTWOOD COMMON STOCK.

    Subject to certain restrictions under the Securities Act and certain agreements with Westwood, Infinity and Mr. Saperstein are free to sell their shares of Westwood stock from time to time for any reason. Pursuant to the terms of separate registration rights agreements that they have or will have with Westwood, Infinity and Mr. Saperstein could sell large amounts of their respective shares by causing Westwood to file registration statements with respect to such shares. In addition, they could sell their respective shares without registration pursuant to Rule 144 under the Securities Act. Westwood can make no prediction as to the effect, if any, that sales of such shares would have on the prevailing market price of Westwood common stock. Sales of substantial amounts of such shares, or even the mere availability of such shares for sale, could adversely affect prevailing market prices. Sales or transfers of such shares could also result in another person or entity becoming a controlling stockholder of Westwood.

WESTWOOD IS AUTHORIZED TO ISSUE SHARES OF PREFERRED STOCK HAVING TERMS THAT ARE ADVERSE TO THE INTERESTS OF HOLDERS OF WESTWOOD COMMON STOCK.

    Westwood's certificate of incorporation authorizes for issuance up to 10,000,000 shares of undesignated preferred stock; 6,175,375 of these shares will be available for issuance following the issuance of Westwood preferred stock in connection with the merger. The Westwood board of directors has the authority, without further vote or action by Westwood stockholders, to issue undesignated shares of preferred stock in one or more series and to fix all preferences, rights, qualifications, limitations and restrictions of each such series, including dividend rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series. Although it currently has no plans to do so, the Westwood board of directors, without stockholder approval, could cause Westwood to issue preferred stock with economic, voting and conversion rights which could adversely affect the economic interest and voting power of the holders of Westwood common stock. In addition, the issuance by Westwood of preferred stock may have the effect of delaying, deferring or preventing a change in control of Westwood and could therefore have a negative impact on the trading price or the Westwood common stock. Westwood may also issue other types of securities in the future that may have the same or similar negative effects as the undesignated preferred stock.

WESTWOOD'S CERTIFICATE OF INCORPORATION CONTAINS A BUSINESS COMBINATION
  PROVISION THAT COULD PREVENT WESTWOOD STOCKHOLDERS FROM RECEIVING A PREMIUM OVER MARKET PRICE FOR THEIR SHARES.

    In addition to providing disproportionate voting rights to holders of Westwood Class B stock and permitting the issuance of undesignated preferred stock (each as described above), Westwood's certificate of incorporation contains a provision that imposes restrictions on certain "business combination" transactions with parties that are deemed to be "interested stockholders." The intent and effect of this provision is to make it more difficult for a third party to acquire control of Westwood. See the section of this joint proxy statement/prospectus entitled "COMPARISON OF RIGHTS OF WESTWOOD STOCKHOLDERS AND METRO STOCKHOLDERS" beginning on page 70.

WESTWOOD DOES NOT INTEND TO PAY ANY DIVIDENDS ON THE WESTWOOD COMMON STOCK.

    Westwood has not paid any dividends to its stockholders. In the future, Westwood intends to retain all available earnings, if any, generated by its operations for the development and growth of its business and does not anticipate paying any dividends on the Westwood common stock in the foreseeable future. Accordingly, any economic gain on ownership of Westwood common stock will be derived solely from the appreciation, if any, in the market price of the Westwood common stock.

SOME DIRECTORS AND OFFICERS OF METRO MAY HAVE INTERESTS IN THE MERGER THAT ARE DIFFERENT FROM OR IN ADDITION TO THE INTERESTS OF METRO STOCKHOLDERS GENERALLY.

    In considering the recommendation of Metro's board of directors to vote in favor of the approval and adoption of the merger agreement, Metro stockholders should be aware that some of Metro's directors and executive officers have personal interests in the merger that are different from or in addition to the interests of Metro stockholders generally. These persons include the following, each of whom is both a director and an officer of Metro:

    - David I. Saperstein;

    - Charles I. Bortnick; and

    - Shane E. Coppola.

    The interests of these persons, together with other factors deemed relevant, were considered by Metro's board of directors, as well as the special committee of its board of directors formed for the express purpose of evaluating the merger agreement, in approving the merger agreement and recommending that Metro stockholders vote to approve and adopt the merger agreement. The personal interests that these persons have in connection with the merger include:

    - the agreement of Westwood to appoint Mr. Saperstein and his designee as directors of Westwood at the close of business on the date that the merger is completed;

    - Mr. Saperstein's consulting and non-competition agreements with Westwood, each of which will become effective only upon completion of the merger;

    - Mr. Bortnick's and Mr. Coppola's employment agreements with Westwood, each of which will become effective only upon completion of the merger;

    - the agreement of Westwood to keep in effect certain exculpation and indemnification rights and directors and officers liability insurance policies for the benefit of all of Metro's current and former directors and officers; and

    - the agreement of Westwood to enter into a registration rights agreement with Mr. Saperstein pursuant to which he will have certain demand and piggyback registration rights with respect to the shares of Westwood common stock that he receives in the merger.

See "THE MERGER--Interests of Certain Persons in the Merger" beginning on page 48 and "ADDITIONAL AGREEMENTS" beginning on page 63.

CERTAIN OF WESTWOOD'S EXECUTIVE OFFICERS ARE EMPLOYED AND PAID BY INFINITY.

    Joel Hollander, Westwood's President and Chief Executive Officer, and Farid Suleman, Westwood's Executive Vice President and Chief Financial Officer, serve in their respective capacities pursuant to the terms of a management agreement between Westwood and Infinity which expires on March 31, 2004. They are employed and paid by Infinity, not Westwood. Mr. Suleman, who also serves as the Chief Financial Officer of Infinity and the Vice President-Finance for CBS Corporation, spends most of his professional time and effort on behalf of Infinity. Westwood has not established any minimum time requirement that Mr. Suleman must devote to Westwood's business. In many instances, his efforts for Infinity relate to activities which are unrelated, or may be adverse, to the interests of Westwood. For example, many of Infinity's radio stations compete with Westwood for advertising revenues.

THE COMBINED COMPANY'S OPERATIONS MAY BE ADVERSELY AFFECTED BY YEAR 2000
PROBLEMS.

    In operating its businesses, Westwood and Metro are dependent on information technology and process control systems that employ computers as well as embedded microprocessors. They also depend on the proper functioning of the business systems of third parties. Many computer systems and microprocessors can only process dates in which the year is represented by two digits. As a result, some of these systems and processors may interpret "00" incorrectly as the year 1900 instead of the year 2000, in which event they could malfunction or become inoperable after December 31, 1999. Systems and microprocessors that can properly recognize the year 2000 are referred to as "year 2000 compliant."

    Westwood and Metro believe that they have developed effective programs to address year 2000 problems. Based upon current plans and assumptions, we do not expect year 2000 problems to have a material adverse impact on the combined company's financial condition or results of operations. We cannot give assurances, however, that this will be the case. Additionally, we cannot give assurances that the systems of third parties on which the combined company will rely will be year 2000 compliant in a timely manner or that a failure by any third party to be year 2000 compliant will not have a material adverse impact on the combined company's financial condition or results of operations.

                           FORWARD-LOOKING STATEMENTS

    This document and the documents incorporated by reference in this joint proxy statement/ prospectus contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are only predictions and generally can be identified by use of statements that include phrases such as "believe," "expect," "anticipate," "intend," "plan," "foresee" or other similar words or phrases. Similarly, statements that describe objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the combined company to be different from future results, performance and achievements expressed or implied by these statements. You should review carefully all information, including the financial statements and the notes to the financial statements, included or incorporated by reference into this joint proxy statement/prospectus.

    Although we believe that the assumptions and expectations reflected in the forward-looking statements contained in this joint proxy statement/prospectus are reasonable, we cannot assure you that those assumptions or expectations will ultimately be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed under "RISK FACTORS" beginning on page 15.

    The risk factors described under "RISK FACTORS" in this joint proxy statement/prospectus are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could have material adverse effects on our future results. The forward-looking statements included in this joint proxy statement/prospectus are made only as of the date of this joint proxy statement/ prospectus and we undertake no obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. We cannot assure you that projected results or events will be achieved.

                         WHERE TO FIND MORE INFORMATION

    Westwood and Metro file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy reports, statements or other information filed by Westwood and Metro at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The filings of Westwood and Metro with the SEC are also available to the public from commercial document retrieval services and at the world wide web site maintained by the SEC at "http://www.sec.gov".

    Westwood filed a registration statement on Form S-4 to register with the SEC the shares of Westwood common stock to be issued in connection with the merger. This joint proxy statement/ prospectus is a part of that registration statement and constitutes a prospectus of Westwood in addition to being a joint proxy statement of Westwood and Metro for the meetings of their respective stockholders. As allowed by SEC rules, this joint proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

    The SEC allows Westwood and Metro to "incorporate by reference" information into this document, which means that they can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that Westwood and Metro have previously filed with the SEC. These documents contain important information about Westwood and Metro and their finances.

WESTWOOD SEC FILINGS (FILE NO. 0-13020)                   PERIOD
--------------------------------------------------------  --------------------------------------------------------

Annual Report on Form 10-K                                Fiscal year ended December 31, 1998

Quarterly Reports on Form 10-Q                            Quarters ended June 30, 1999 and March 31, 1999

Form 8-K                                                  Filed on June 4, 1999

The description of Westwood's capital stock set forth in Filed on May 5, 1996 its Registration Statement on Form S-3/A

METRO SEC FILINGS (FILE NO. 000-21575)                    PERIOD
--------------------------------------------------------  --------------------------------------------------------

Annual Report on Form 10-K                                Fiscal year ended December 31, 1998

Quarterly Reports on Form 10-Q                            Quarters ended June 30, 1999 and March 31, 1999

Form 8-K                                                  Filed on June 10, 1999

    Westwood and Metro are also incorporating by reference additional documents that they file with the SEC between the date of this document and the date of their respective stockholders meetings.

    You should rely only on the information contained or incorporated by reference in this joint proxy statement/prospectus to vote your shares at the applicable stockholders meeting. Neither Westwood nor Metro has authorized anyone to provide you with information that is different from that which is contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated August 20, 1999. You should not assume the information contained in this joint proxy statement/ prospectus is accurate as of any date other than that date, or such other date as this joint proxy statement/prospectus indicates. Neither the mailing of this joint proxy statement/prospectus to you nor the issuance of Westwood capital stock in the merger creates any implication to the contrary.

    If you are a stockholder, Westwood or Metro may not have sent you some of the documents incorporated by reference in this joint proxy statement/prospectus, but you can obtain any of them through Westwood or Metro, as the case may be, or the SEC. Documents incorporated by reference are available from Westwood or Metro, as the case may be, without charge. Exhibits to the documents will not be sent, however, unless those exhibits have specifically been incorporated by reference as exhibits in this document. Stockholders may obtain without charge documents incorporated by reference in this document by requesting them in writing or by telephone from the appropriate party at the following address:

Westwood One, Inc.                             Metro Networks, Inc.
1675 Broadway, 17(th) Floor                    681 Fifth Avenue, 10(th) Floor
New York, New York 10019                       New York, New York 10022

Gary J. Yusko                                  Gary L. Worobow
Senior Vice President--Financial Operations    Senior Vice President and General Counsel
(212) 641-2000                                 (212) 832-9500

    If you would like to request documents from Westwood or Metro, please do so by September 8, 1999 to receive them before their respective stockholders meetings.

                             METRO SPECIAL MEETING

PURPOSE OF THE METRO SPECIAL MEETING

    At the Metro special meeting to be held at 10:00 a.m. Eastern Time on September 22, 1999 at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, New York, New York, Metro stockholders will consider and vote upon a proposal to approve and adopt the merger agreement.

    THE BOARD OF DIRECTORS OF METRO HAS APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT METRO STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. SEE "THE MERGER--RECOMMENDATION OF THE BOARD OF DIRECTORS OF METRO AND REASONS OF METRO FOR THE MERGER" BEGINNING ON PAGE 32 AND "THE MERGER--INTERESTS OF CERTAIN PERSONS IN THE MERGER" BEGINNING ON PAGE 48 FOR ADDITIONAL INFORMATION REGARDING THE RECOMMENDATION OF METRO'S BOARD OF DIRECTORS.

SOLICITATION OF PROXIES

    The solicitation of the enclosed proxy is made on behalf of the board of directors of Metro. The expenses of the solicitation of proxies, including preparing, handling, printing and mailing the proxy soliciting materials, will be borne by Metro, except that printing and mailing costs will be shared equally by Westwood. Solicitation will be made by mail, by electronic telecommunications or in person. In soliciting proxies, Metro may use the services of its directors, officers and employees, who will not receive any additional compensation for such services, but will be reimbursed for their out-of-pocket expenses. In addition, directors, officers and employees of Westwood may assist Metro in soliciting proxies, but will not receive compensation for such assistance. Metro will reimburse banks, brokers, nominees, custodians and fiduciaries for their expenses in forwarding copies of the proxy soliciting materials to the beneficial owners of the stock held by such persons and in requesting authority for the execution of proxies.

RECORD DATE; VOTING RIGHTS

    Only holders of record of shares of Metro common stock and Metro Series A convertible preferred stock at the close of business on August 20, 1999 are entitled to notice of and to vote at the Metro special meeting.

    As of August 20, 1999, there were 16,737,481 outstanding shares of Metro common stock held by approximately 200 holders of record and owned beneficially by over 1,600 persons and 2,549,750 outstanding shares of Metro Series A convertible preferred stock held by David I. Saperstein, Metro's Chairman and Chief Executive Officer. Each holder of Metro common stock or Metro Series A convertible preferred stock is entitled to one vote per share on any matter brought before the Metro special meeting. All shares of Metro stock represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF METRO STOCK WILL BE VOTED IN FAVOR OF APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

    Metro is not proposing any matters to come before the Metro special meeting other than approval and adoption of the merger agreement, and Metro has not received notice of any other proposal to be considered at the Metro special meeting. However, if any other matters incidental to the approval and adoption of the merger agreement or conduct of the meeting are properly presented for action at the Metro special meeting, including a motion to adjourn the meeting to another time or place, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld by notation on the proxy. However, no proxy which is voted against the proposal to approve and adopt the merger agreement will be voted in favor of any adjournment of the Metro special meeting and such discretionary authority will only be exercised to the extent permitted by applicable federal and state securities and corporate law.

PROXIES

    Metro stockholders can vote by mailing their completed and signed proxy card to Metro's transfer agent--American Stock Transfer & Trust Company, Attention:
Proxy Tabulation Department. Metro stockholders can change their vote prior to the Metro special meeting by mailing a later dated signed proxy to the same address. A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of revocation to Gary Worobow, the Secretary of Metro, at 681 Fifth Avenue, 10th Floor, New York, New York 10022, or by voting in person at the Metro special meeting. However, mere attendance at the Metro special meeting will not, in and of itself, have the effect of revoking the proxy.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the outstanding shares of Metro common stock and Metro Series A convertible preferred stock, voting together as a single class, is required to approve and adopt the merger agreement. Accordingly, abstentions and "broker non-votes" will have the effect of a vote against the approval and adoption of the merger agreement. "Broker non-votes" are shares held by brokers or nominees which are represented at a meeting but as to which the broker or nominee is not empowered to vote on a particular proposal because the nominee does not have discretionary voting power with respect to the matter and has not received voting instructions from the beneficial owner. A failure to vote also will have the effect of a vote against the approval and adoption of the merger agreement.

QUORUM

    The presence in person or by proxy of holders of a majority of the shares of Metro common stock and Metro Series A convertible preferred stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Metro special meeting. Abstentions and "broker non-votes" are counted for purposes of determining whether there is a quorum at the Metro special meeting.

OTHER INFORMATION

    On August 20, 1999, the executive officers and directors of Metro, including their affiliates, had voting power with respect to an aggregate of 7,673,010 shares of Metro common stock and 2,549,750 shares of Metro Series A convertible preferred stock, or approximately 53.0% of the outstanding shares of Metro common stock and Metro Series A convertible preferred stock and approximately 53.0% of the total voting power of Metro's outstanding capital stock. Metro currently expects that these directors and officers will vote all of such shares in favor of the approval and adoption of the merger agreement. In fact, pursuant to a Company Stockholder Voting Agreement dated as of June 1, 1999, Messrs. Saperstein, Bortnick and Coppola, each of whom is a director and executive officer of Metro, have agreed with Westwood to vote their shares of Metro common stock and Metro Series A convertible preferred stock in favor of the approval and adoption of the merger agreement and, in furtherance of such obligations, have appointed representatives of Westwood as their proxies to vote their shares. Because Messrs. Saperstein and Coppola own in the aggregate shares of Metro common stock and Metro Series A convertible preferred stock representing approximately 52.7% of the voting power of all Metro capital stock, the merger agreement may be approved and adopted without the vote of or any action by any other Metro stockholders.

                            WESTWOOD ANNUAL MEETING

PURPOSE OF THE WESTWOOD ANNUAL MEETING

    At the Westwood annual meeting to be held at 9:00 a.m. Pacific Time on September 22, 1999 in the La Ventana Room of the Westwood Marquis Hotel, 930 Hilgard Avenue, Los Angeles, California 90024, Westwood stockholders will consider and vote upon proposals to:

    - approve the issuance of shares of Westwood common stock in connection with the merger;

    - elect two (2) class III directors for terms expiring in 2002;

    - approve the 1999 Stock Incentive Plan; and

    - ratify the selection of PricewaterhouseCoopers LLP as Westwood's independent accountants for the fiscal year ending December 31, 1999.

    THE BOARD OF DIRECTORS OF WESTWOOD HAS APPROVED THE MERGER AND THE MERGER AGREEMENT AND RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE "FOR" THE ISSUANCE OF WESTWOOD COMMON STOCK IN CONNECTION WITH THE MERGER. SEE "THE MERGER--RECOMMENDATION OF THE BOARD OF DIRECTORS OF WESTWOOD AND REASONS OF WESTWOOD FOR THE MERGER" BEGINNING ON PAGE 41 FOR ADDITIONAL INFORMATION REGARDING THE RECOMMENDATION OF WESTWOOD'S BOARD OF DIRECTORS. THE BOARD OF DIRECTORS OF WESTWOOD ALSO RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE "FOR" THE:

    - election of the two nominated class III directors;

    - approval of the 1999 Stock Incentive Plan; and

    - ratification of the selection of PricewaterhouseCoopers LLP as Westwood's independent accountants for the fiscal year ending December 31, 1999.

SOLICITATION OF PROXIES

    The solicitation of the enclosed proxy is made on behalf of the board of directors of Westwood. The expenses of the solicitation of proxies, including preparing, handling, printing and mailing the proxy soliciting materials, will be borne by Westwood, except that printing and mailing cost will be shared equally by Metro. Solicitation will be made by mail, by electronic telecommunications or in person. Westwood has retained the services of Innisfree to assist in the solicitation of proxies for a fee estimated at $10,000 plus out-of-pocket expenses. In soliciting proxies, Westwood may also use the services of its directors, officers and employees in soliciting proxies, who will not receive any additional compensation for such services, but will be reimbursed for their out-of-pocket expenses. In addition, directors, officers and employees of Metro may assist Westwood in soliciting proxies, but will not receive any compensation for such assistance. Westwood will reimburse banks, brokers, nominees, custodians and fiduciaries for their expenses in forwarding copies of the proxy soliciting materials to the beneficial owners of the stock held by such persons and in requesting authority for the execution of proxies.

RECORD DATE; VOTING RIGHTS

    Only holders of record of shares of Westwood common stock and Westwood Class B stock at the close of business on August 20, 1999 are entitled to notice of and to vote at the Westwood annual meeting.

    As of August 20, 1999, there were 30,735,035 outstanding shares of Westwood common stock held by approximately 220 holders of record and owned beneficially by approximately 3,300 persons, and 351,733 outstanding shares of Westwood Class B stock, 351,690 of which were held of record by Norman J. Pattiz, Westwood's Chairman and 43 of which were held of record by two other holders.

Each holder of Westwood common stock is entitled to one vote per share and each holder of Westwood Class B stock is entitled to fifty votes per share. Holders of Westwood common stock and Westwood Class B stock will vote together as a single class on:

    - the approval of the issuance of shares of Westwood common stock in connection with the merger;

    - the election of the non-independent nominated class III director;

    - the approval of the 1999 Stock Incentive Plan;

    - the ratification of the selection of PricewaterhouseCoopers LLP as Westwood's independent accountants for the fiscal year ending December 31, 1999; and

    - such other matters as may properly come before the meeting.

    Holders of Westwood common stock, voting alone, will elect the independent nominated class III director. All shares of Westwood common stock and Westwood Class B stock represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF WESTWOOD COMMON STOCK AND WESTWOOD CLASS B STOCK WILL BE VOTED IN FAVOR OF EACH PROPOSAL DESCRIBED ABOVE.

    Westwood is not proposing any matters to come before the Westwood annual meeting other than those described above, and Westwood has not received notice of any other proposal to be considered at the Westwood annual meeting. However, if any other matters incidental to the approval of the matters described above or the conduct of the meeting are properly presented for action at the Westwood annual meeting, including a motion to adjourn the meeting to another time or place, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld by notation on the proxy. However, no proxy which is voted against any of the proposals described above will be voted in favor of any adjournment of the Westwood annual meeting and such discretionary authority will only be exercised to the extent permitted by applicable federal and state securities and corporate law.

PROXIES

    Westwood stockholders can vote by mailing their completed and signed proxy card to Westwood's transfer agent--BankBoston, NA--c/o EquiServe at P.O. Box 8040, Boston, MA 02266-8040. Westwood stockholders can change their vote prior to the Westwood annual meeting by mailing a later dated signed proxy to the same address. A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of revocation to the Secretary of Westwood or by voting in person at the Westwood annual meeting. However, mere attendance at the Westwood annual meeting will not, in and of itself, have the effect of revoking the proxy.

REQUIRED VOTE

    Under the rules of the New York Stock Exchange, the approval of the issuance of the shares of Westwood common stock to be issued in connection with the merger requires the affirmative vote of a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast. Abstentions and "broker non-votes" will not affect the outcome of the vote on the share issuance unless, as a result of excluding such broker non-votes, the number of votes cast constitutes less than a majority of the votes entitled to be cast. If an insufficient number of votes are cast on the share issuance proposal, the Westwood board of directors likely will adjourn the annual meeting to solicit additional proxies.

    The two Class III directors will be elected by a plurality of votes cast. As to each other proposal to be voted upon, approval will require the affirmative vote of a majority of the votes cast.

QUORUM

    The presence in person or by proxy of holders of a majority of the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Westwood annual meeting. Abstentions and "broker non-votes" are counted for purposes of determining whether there is a quorum at the annual meeting.

OTHER INFORMATION

    On August 20, 1999, the executive officers and directors of Westwood, including their affiliates, had voting power with respect to an aggregate of 513,594 shares of Westwood common stock and 351,690 shares of Westwood Class B stock, or approximately 37.5% of the aggregate votes entitled to be cast at the Westwood annual meeting, except with respect to the election of the independent Class III director. Westwood currently expects that these directors and officers (other than Mr. Pattiz, who on that date had voting power with respect to an aggregate of 227,840 shares of Westwood common stock and 351,690 shares of Westwood Class B stock, or approximately 36.9% of the total voting power of Westwood's capital stock and has advised Westwood that he has not determined how he will vote), will vote all of such shares in favor of the issuance of Westwood common stock in connection with the merger. Pursuant to a Parent Stockholder Voting Agreement dated as of June 1, 1999, Infinity, the indirect owner of 8,000,000 shares of Westwood common stock (representing approximately 16.6% of the total voting power of outstanding Westwood capital stock) and the owner of currently exercisable warrants to acquire 1,000,000 shares of Westwood common stock (which, if fully exercised, would increase its percentage of the total voting power to 18.2%), has agreed with Metro to vote its shares of Westwood common stock in favor of the issuance of shares of Westwood common stock in connection with the merger and, in furtherance of such obligation, has appointed representatives of Metro as its proxies to vote its shares.

    As described in greater detail under "THE MERGER AGREEMENT--Termination" beginning on page 60, if the merger agreement is terminated because Westwood's stockholders fail to approve the issuance of shares of Westwood common stock in connection with merger, Westwood will be required to:

    - pay Metro a $10 million termination fee; and

    - purchase from Metro unregistered shares of Metro common stock for an aggregate purchase price of $10 million.

                           THE PARTIES TO THE MERGER

METRO

    Metro is the largest domestic outsource provider of traffic reporting services and is a leading supplier of local news, sports, weather, video news and other information programming services to the television and radio broadcast industries. Metro's information reports, which are customized to meet the specific needs of each of Metro's radio and television station affiliates, are presently being broadcast by approximately 1,688 radio station affiliates and 155 television station affiliates. Metro provides local broadcast information reports in 81 Metro Survey Area markets (referred to herein as MSA markets) in the United States. In exchange for Metro's information reports, radio and television station affiliates provide commercial airtime inventory to Metro. The packaging and sale of this commercial airtime inventory accounts for substantially all of Metro's revenues.

    Because Metro has numerous television and radio station affiliates in each of its MSA markets (averaging approximately 23 affiliates per market), Metro believes that its broadcasts of local information enable advertisers to reach more people, more often, in a higher impact manner than can be achieved using other advertising media. Metro's information reports are broadcast in 67 of the 75 largest MSA markets in the United States and are seen and heard by more than 100 million people (age 12 and over) daily. Such reports and Metro's commercial messages are listened to by an average of approximately 73% of the population (age 12 and over) in its markets. Metro's large network of affiliates offers advertisers the opportunity to reach a broad-based local, regional or national audience through a single purchase of commercial airtime inventory from Metro.

    Metro offers advertisers two different networks on which to broadcast their advertisements:

    - the network of radio station affiliates which includes the affiliate stations to which Metro provides its core traffic information reports and the affiliate stations to which Metro provides its news, sports, weather and other information reports; and

    - the network of broadcast television station affiliates and cable news channel affiliates to which Metro provides its traffic information reports and video news information products.

WESTWOOD

    Westwood is a leading producer and distributor of nationally sponsored radio programs and is the nation's largest radio network. In addition, Westwood owns and operates Westwood One Broadcasting Services, Inc. (referred to herein as
WBS) which provides local traffic, news, sports and weather programming to radio stations and other media outlets in 16 major cities, including New York, Chicago, Los Angeles, Philadelphia and Washington, D.C. Westwood is managed by Infinity Broadcasting Corporation pursuant to a five-year management agreement which expires on March 31, 2004.

    Westwood's principal source of revenue is selling radio time to advertisers through one of its two operating divisions: the Network Division and WBS. Westwood generates revenue principally by its Network Division entering into radio station affiliation agreements to obtain audience and commercial spots and then selling the spots to national advertisers. WBS generates revenue principally by selling audience it obtains from radio stations and other media outlets where it has operations to local as well as national advertisers. Westwood is strategically positioned to provide a broad range of programming and services which both deliver audience to advertisers and news, talk, sports, and entertainment programs to radio stations.

    The Network Division offers radio stations traditional news services (such as CBS Radio News, CNN Radio and Fox news), in addition to eight 24-hour satellite-delivered continuous play music

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
formats and weekday and weekend news and entertainment features and programs. The Network Division also produces sports, talk, music and special event programming. These programs include:

    - major sporting events (principally covering the NFL, Notre Dame football and other college football, basketball games, NHL and the Olympics);

    - live, personality-intensive talk shows;

    - live concert broadcasts;

    - countdown shows;

    - music and interview programs; and

    - exclusive satellite simulcasts with HBO and other cable networks.

    Westwood's programs are broadcast in every radio market in the United States that is measured by The Arbitron Ratings Company, the leading rating service, as well as being broadcast internationally.

    WBS provides radio stations and other media outlets, including television and cable television companies, with local traffic, news, sports and weather programming in New York, Chicago, Los Angeles, Philadelphia, Baltimore, Boston, Dallas, Detroit, Hartford, Houston, Miami, Minneapolis, San Diego, Sacramento, San Francisco and Washington, D.C.

    Westwood, through the Network Division and WBS, enables national advertisers to purchase advertising time and have their commercial messages broadcast on radio stations throughout the United States, reaching demographically defined listening audiences. Westwood delivers both of the major demographic groups targeted by national advertisers, the 25 to 54-year old adult market and the 12 to 34-year-old youth market. Westwood currently sells advertising time to over 300 national advertisers, including each of the 25 largest network radio advertisers. Radio stations are able to obtain quality programming from Westwood to meet their objective of attracting larger listening audiences and increasing local advertising revenue. Westwood, through the development of internal programming as well as through acquisitions, has developed an extensive tape library of previously aired programs, interviews, live concert performances, news and special events.

MERGER SUB

    Merger Sub is a direct, wholly-owned subsidiary of Westwood that was incorporated in May 1999 in the State of Delaware. Merger Sub has conducted no operations other than those related to the transactions contemplated by the merger agreement.

                                   THE MERGER

    This section of this document, as well as the next section entitled "THE MERGER AGREEMENT," describes the material aspects of the proposed merger. These discussions are qualified in their entirety by reference to the merger agreement, a copy of which is attached as Annex A to this document. YOU SHOULD READ THE MERGER AGREEMENT IN ITS ENTIRETY AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE TERMS OF THE MERGER.

BACKGROUND OF THE MERGER

    On July 2, 1998, Farid Suleman, Westwood's Chief Financial Officer, met with Mr. Saperstein, Metro's Chairman and Chief Executive Officer, in Los Angeles to raise with him the possibility of a merger of Westwood and Metro.

    Mr. Saperstein and Mr. Coppola, Metro's Executive Vice President, met with Mr. Suleman in New York on July 7, 1998 to discuss in greater detail the terms of the proposed merger.

    On July 15, 1998, Mr. Suleman and Mel Karmazin, then Westwood's Chief Executive Officer, met with Mr. Coppola. At this meeting, a tentative agreement was reached as to the key terms of a proposed merger. Additional matters were discussed by Mr. Suleman, Mr. Coppola and other representatives of Weil, Gotshal & Manges LLP, Westwood's legal counsel, and Paul, Hastings, Janofsky & Walker LLP, Metro's legal counsel, on July 27, 1998 at the New York offices of Weil, Gotshal.

    On August 4, 1998, a telephonic meeting of Westwood's board of directors was held at which representatives of Weil, Gotshal were present. At this meeting, the board of directors was informed of the status of discussions with Metro concerning the proposed merger and the proposed terms thereof were discussed.

    On August 4, 1998, a meeting of Metro's board of directors was held at which representatives of Paul, Hastings and Goldman Sachs were present. At this meeting, the Metro board was informed of the status of discussions with Westwood concerning the proposed merger and the proposed terms thereof were discussed.

    A meeting was held at the New York offices of Paul, Hastings on August 6, 1998 to discuss the parties' respective due diligence reviews. Representatives of Westwood and Metro and their respective legal counsel attended the meeting. Among other things, the parties discussed the future business prospects of both Westwood and Metro individually and as a combined company. The parties also conducted negotiations regarding certain significant terms and conditions of the proposed merger.

    The due diligence discussions continued at a meeting held on August 11, 1998. The meeting was attended by representatives of Westwood and Metro and their respective legal counsel.

    On August 25, 1998, Mr. Suleman met with representatives of Weil, Gotshal in New York to discuss the terms of the proposed merger. Later that day, Mr. Suleman met with Mr. Coppola to further discuss various significant terms of the proposed merger. After lengthy discussions, the parties could not reach agreement on several significant terms of the proposed merger. Consequently, the parties agreed to abandon merger discussions at that time.

    In February 1999, Mr. Coppola contacted Joel Hollander, Westwood's President and Chief Executive Officer, to renew discussions of a possible merger of Westwood and Metro. Subsequently, Messrs. Coppola and Hollander had further discussions regarding a potential merger.

    On March 2, 1999, Messrs. Hollander and Suleman met with Mr. Coppola to discuss the terms of the new merger proposal. Also attending the meeting was Gary Yusko, Westwood's Senior Vice President-Financial Operations. Mr. Suleman expressed Westwood's concern that the relative prices of

Westwood common stock and Metro common stock would require an exchange ratio that was unacceptable to Westwood.

    By late April, 1999, the relative prices of Westwood common stock and Metro common stock were such that Westwood's management believed that the proposed merger could be completed at an acceptable exchange ratio. On April 29, 1999, Messrs. Suleman, Hollander and Coppola met to renew their earlier discussions.

    Westwood's board of directors met telephonically on May 5, 1999 to discuss the new merger proposal.

    On May 7, 1999, Messrs. Suleman and Coppola met to discuss the terms of the proposed merger.

    On May 17, 1999, Mr. Suleman and representatives of DLJ, Westwood's financial advisor, met with Mr. Coppola and representatives of Goldman Sachs, Metro's financial advisor, to discuss in greater detail the terms and structure of the merger.

    Also on May 17, 1999, Metro's board of directors met to review certain matters relating to the proposed merger with Westwood. At that meeting, Metro's board appointed a special committee of the board to evaluate the proposed merger on behalf of the board and to make a recommendation to the board regarding the proposed merger. The Metro board appointed two non-employee directors, Kenin M. Spivak (as chairman) and Dennis Holt, and Mr. Coppola to serve on the special committee; Mr. Spivak, on behalf of the Metro special committee, subsequently retained Munger, Tolles & Olson, LLP as legal counsel to the special committee.

    From May 18, 1999 to June 1, 1999, Westwood, Metro and their respective financial and legal advisors continued to negotiate the terms of the proposed merger.

    On May 19, 1999, May 25, 1999 and May 27, 1999, the Metro special committee held meetings to discuss the status of negotiations with Westwood regarding the proposed merger agreement, the key issues outstanding in such merger agreement and related matters. In addition, from the date of its formation through June 1, 1999, members of Metro's special committee held numerous informal discussions regarding the proposed merger and, through the chairman of the special committee, with Metro's legal and financial advisors.

    On May 25, 1999 and May 28, 1999, Metro's board of directors met with its legal and financial advisors to review the status of negotiations with respect to the Westwood merger and the key issues outstanding in the draft merger agreement. At the May 28, 1999 meeting, representatives of Goldman Sachs made a presentation to the board regarding the financial terms of the proposed merger.

    On June 1, 1999, the Metro special committee held a meeting to review the negotiations with Westwood and the outstanding issues regarding the proposed merger agreement. The special committee then reviewed various factors it would consider in assessing the fairness of the merger to Metro's stockholders, including but not limited to those listed below under "Recommendations of the Board of Directors of Metro and Reasons for the Merger." At the conclusion of the meeting, each member of the special committee voted to approve the merger agreement and to recommend to the Metro board of directors that they approve the merger and the merger agreement and recommend to Metro's stockholders that they approve the merger and the merger agreement.

    On June 1, 1999, Westwood's board met telephonically to consider the approval of the merger. At this meeting, representatives of Weil, Gotshal reviewed with the board of directors the key terms of the proposed merger agreement, a draft of which had been distributed to the board of directors in advance of the meeting, and the board's legal obligations to Westwood and its stockholders. Representatives of DLJ made a presentation to the board regarding the financial terms of the proposed merger and rendered orally its opinion that the exchange ratio was fair to Westwood stockholders from a financial point of view. At the conclusion of the meeting, each director other than Mr. Pattiz, who abstained, voted to approve the merger agreement and to recommend to Westwood stockholders that they approve the issuance of shares of Westwood common stock in connection with the merger.

    On June 1, 1999, Metro's board of directors also met telephonically to consider the approval of the merger agreement. Representatives of Metro's financial and legal advisors as well as Metro's independent auditor, KPMG LLP, were present. At this meeting, representatives of Paul, Hastings reviewed with the board of directors the key terms of the proposed merger agreement, a draft of which had been distributed to the board of directors in advance of the meeting, and the board's legal obligations to Metro and its stockholders. Representatives of Goldman Sachs made a presentation to the board regarding the financial merits of the proposed merger and delivered its oral opinion that, as of such date, the exchange ratio was fair to Metro's stockholders from a financial point of view. During the course of this meeting, the independent directors on Metro's board of directors met separately and, after consultation with Metro's financial and legal advisors, unanimously resolved to recommend that the Metro board of directors approve the proposed merger. Further, the Metro special committee unanimously recommended that the Metro board approve the proposed merger. At the conclusion of the meeting of the entire board of directors, the Metro board unanimously voted to approve the merger and the merger agreement and to recommend to Metro's stockholders that they approve the merger and the merger agreement.

    The parties entered into the definitive merger agreement as of June 1, 1999 and issued a joint press release announcing the terms of the merger the next day.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF METRO AND REASONS OF METRO FOR THE
  MERGER

    At a meeting of the Metro board of directors held on June 1, 1999, after careful consideration, the Metro board of directors, among other things:

    - determined that the merger is fair to, advisable and in the best interests of Metro and its stockholders;

    - approved the merger agreement and the merger; and

    - recommended that Metro stockholders approve and adopt the merger agreement.

    The Metro board of directors believes that the merger will:

    - better enable the combined company to make the investments necessary to develop more sophisticated traffic reporting systems;

    - supplement Metro's strong local programming with Westwood's strong national programming;

    - enable the combined company to provide better reporting coverage in large markets and to improve its services generally;

    - allow the combined company to recognize certain cost synergies;

    - enable the combined company to compete more effectively in the highly competitive, consolidating radio broadcasting industry; and

    - provide the combined company with the services of Westwood's talented and experienced management team.

    In reaching its decision to approve the merger agreement and recommend that stockholders approve and adopt the merger agreement, the Metro board of directors considered a number of factors, including:

    - the results of Metro's due diligence investigation of Westwood and other information concerning the business, assets, capital structure, financial performance and prospects of Westwood and Metro;

    - current and historical market prices and trading information with respect to Westwood common stock and Metro common stock;

    - the financial and other analyses prepared by Goldman Sachs and the opinion of Goldman Sachs to the Metro board of directors that, as of June 1, 1999, and based upon the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, the exchange ratio was fair from a financial point of view to Metro's stockholders (see "Opinion of Metro's Financial Advisor" below);

    - that the merger is expected to be tax-free to both Westwood and Metro stockholders, except with respect to cash received by Metro stockholders instead of fractional shares;

    - the terms and structure of the merger, including the fixed exchange ratio of 1.5 Westwood shares for each Metro share, which implied a price of $52.50 per share based on Westwood's closing price on June 1, 1999; and

    - that certain directors and officers have interests in the merger that are in addition to or different from those of Metro stockholders generally.

    The Metro board of directors also considered the following risks inherent in proceeding with the merger:

    - the significant time and effort required of management to combine the operations of Metro and Westwood;

    - the expected synergies and other benefits of the merger might not be realized;

    - the possible loss of business from radio and television station affiliates as a result of the merger; and

    - the fact that based on the per share price of Metro common stock at the time of execution of the merger agreement, the exchange ratio would result in Metro stockholders receiving a price per share for their Metro common stock that would be at a discount to the market price of Metro common stock at the time of execution of the merger agreement.

    This discussion of the information and factors considered and weight given to such factors by the Metro board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the merger, the Metro board of directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of Metro's board of directors may have given different weights to different factors.

    THE METRO BOARD OF DIRECTORS RECOMMENDS THAT METRO STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

OPINION OF METRO'S FINANCIAL ADVISOR

    On June 1, 1999, Goldman Sachs delivered its oral opinion to the board of directors of Metro that, as of such date, the exchange ratio was fair from a financial point of view to Metro's stockholders.

Goldman Sachs subsequently confirmed its oral opinion by delivery of its written opinion dated June 1, 1999.

    THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, DATED JUNE 1, 1999, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX B AND IS INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/ PROSPECTUS. YOU SHOULD READ THE OPINION IN ITS ENTIRETY.

    In connection with its opinion, Goldman Sachs reviewed, among other things,

    - the merger agreement;

    - Metro's Registration Statement on Form S-1, including the prospectus contained therein, dated October 16, 1996, relating to the initial public offering of Metro common stock;

    - annual reports to stockholders and annual reports on Form 10-K of Metro for the three years ended December 31, 1998 and of Westwood for the five years ended December 31, 1998;

    - interim reports to stockholders and quarterly reports on Form 10-Q of Metro and Westwood;

    - other communications from Metro and Westwood to their respective stockholders; and

    - internal financial analyses and forecasts for Metro and Westwood prepared by their respective managements, including cost savings and operating synergies jointly projected by the managements of Metro and Westwood to result from the merger.

    Goldman Sachs also held discussions with members of the senior management of Metro and Westwood regarding the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs:

    - reviewed the reported price and trading activity for the Metro common stock and the Westwood common stock;

    - compared certain financial and stock market information for Metro and Westwood with similar information for other companies the securities of which are publicly traded;

    - reviewed the financial terms of certain recent business combinations in the radio broadcasting industry specifically and in other industries generally; and

    - performed such other studies and analyses as Goldman Sachs considered appropriate.

    Goldman Sachs relied upon the accuracy and completeness of all of the financial and other information reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. In that regard, Goldman Sachs assumed, with the consent of Metro's board of directors, that the synergies jointly projected by the managements of Metro and Westwood to result from the merger were reasonably prepared on a basis reflecting the best currently available judgments and estimates of Metro and Westwood and that those projected synergies would be realized in the amounts and time periods contemplated thereby. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of Metro or Westwood or any of their respective subsidiaries and was not furnished with any such evaluation or appraisal. Goldman Sachs, at the instruction of Metro's board of directors, also took into account the view of the management of Metro with respect to the prospects of Metro as an independent entity. Goldman Sachs' opinion did not address the relative merits of the merger as compared to any alternative business transaction that might be available to Metro. The advisory services and opinion of Goldman Sachs were provided for the information and assistance of the board of directors of Metro in connection with its consideration of the merger and such opinion did not constitute a recommendation as to how any Metro stockholder should vote with respect to the merger.

    The following is a summary of the material financial analyses used by Goldman Sachs in connection with providing its oral opinion to the Metro board of directors on June 1, 1999. Goldman Sachs utilized substantially the same type of financial analyses in connection with providing its written opinion attached as Annex B.

    THE FOLLOWING SUMMARIES OF FINANCIAL ANALYSES INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. YOU SHOULD CAREFULLY READ THESE TABLES TOGETHER WITH THE TEXT OF EACH SUMMARY.

    HISTORICAL PREMIUM ANALYSIS

    Goldman Sachs calculated the implied premium being paid in the transaction based on the price on the following dates, or the average prices over the following periods, of the Metro common stock and Westwood common stock:

                                DATE/PERIOD                                     IMPLIED PREMIUM
----------------------------------------------------------------------------  -------------------
April 29, 1999..............................................................             3.4%
May 17, 1999 (Board Meeting)................................................             5.1%
May 28, 1999 (Board Meeting)................................................            (6.3)%
June 1, 1999................................................................            (5.4)%
15-day average preceding June 1, 1999.......................................            (1.2)%
30-day average preceding June 1, 1999.......................................             1.1%
60-day average preceding June 1, 1999.......................................            (6.4)%

    SELECTED COMPANIES ANALYSIS

    Goldman Sachs reviewed and compared selected financial information, ratios and multiples relating to Metro and Westwood to corresponding financial information, ratios and market multiples for ten publicly traded corporations in the radio broadcasting industry:

    - Infinity Broadcasting Corporation

    - Citadel Communications Corporation

    - Clear Channel Communications, Inc.

    - Chancellor Media Corporation

    - Cox Radio Inc.

    - Cumulus Media Inc.

    - Emmis Communications Corporation

    - Entercom Communications Corp.

    - Hispanic Broadcasting Corporation

    - Saga Communications, Inc.

    Goldman Sachs' analyses compared the following to the multiples for the selected companies, Metro, Westwood and Infinity, in each case using the closing price of the particular company's shares on June 1, 1999:

    - Equity market capitalization, which is the fully diluted market value of equity, as a multiple of FCF, on the basis of selected research analysts' estimates for 1999 and 2000 for Metro, Westwood and the selected companies. FCF stands for free cash flow and is calculated as net income plus depreciation, amortization and other non-cash charges less capital expenditures.

    - Equity market capitalization as a multiple of ATCF on the basis of selected research analysts' estimates for 1999 and 2000 for Metro, Westwood and the selected companies. ATCF stands for after tax cash flow and is calculated as net income plus depreciation, amortization and other non-cash charges.

    - Levered market capitalization, which is calculated as equity market capitalization plus total debt less cash, as a multiple of EBITDA, on the basis of selected research analysts' estimates for 1999 and 2000 for Metro, Westwood and the selected companies. EBITDA stands for earnings before interest, taxes, depreciation and amortization.

    - Levered market capitalization as a multiple of BCF, on the basis of selected research analysts' estimates for 1999 and 2000 for Metro, Westwood and the selected companies. BCF stands for broadcast cash flow and is calculated as revenue minus broadcasting costs.

                                            EQUITY FCF           EQUITY ATCF          LEVERED EBITDA         LEVERED BCF
                                             MULTIPLE              MULTIPLE              MULTIPLE              MULTIPLE
                                       --------------------  --------------------  --------------------  --------------------
               COMPANY                   1999E      2000E      1999E      2000E      1999E      2000E      1999E      2000E
-------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Metro................................  40.2x      29.2x      27.0x      22.5x      18.4x      15.1x      15.0x      12.7x
Westwood.............................  33.2x      26.8x      31.4x      25.4x      21.5x      18.0x      19.9x      16.8x
Infinity.............................  34.0x      28.3x      32.0x      26.8x      21.3x      17.8x      20.6x      17.3x
Other selected radio broadcasting
  companies:
  Range..............................  17.4x-     14.8x-     14.7x-     12.8x-     11.8x-     10.1x-     10.2x-     8.9x-
                                       53.6x      45.0x      50.5x      42.8x      42.0x      32.8x      39.0x      30.9x
  Mean...............................  32.2x      25.8x      29.2x      23.7x      21.4x      17.7x      19.5x      16.4x
  Median.............................  31.6x      25.8x      28.4x      24.6x      19.3x      16.1x      17.8x      15.0x

    HISTORICAL EXCHANGE RATIO ANALYSIS

    Goldman Sachs calculated the ratio of the average closing market price of the Westwood common stock to the average closing market price of the Metro common stock (which is referred to herein as the implied exchange ratio) over various periods ending on June 1, 1999. The results are shown below:

                      PERIOD                         IMPLIED EXCHANGE RATIO
--------------------------------------------------  -------------------------
1 week ending June 1, 1999........................               1.63
1 month ending June 1, 1999.......................               1.51
3 months ending June 1, 1999......................               1.65
6 months ending June 1, 1999......................               1.67
9 months ending June 1, 1999......................               1.76
12 months ending June 1, 1999.....................               1.72
Since Metro IPO (October 17, 1996)................               1.36

    DISCOUNTED CASH FLOW ANALYSIS

    Goldman Sachs performed a discounted cash flow analysis for Metro based on estimates provided by the management of Metro. Goldman Sachs calculated a present value of free cash flow for cash flows estimated through 2004 using discount rates ranging from 9% to 13% and calculated a terminal value using discount rates varying from 9% to 13% and multiples of Metro's estimated forward 2004

ATCF ranging from 15.0x to 25.0x. The implied equity values per share of Metro common stock derived from such analysis are set forth in the chart below:

                            DISCOUNT RATES
 FORWARD 2004E   -------------------------------------
 ATCF MULTIPLE      9.0%         11.0%        13.0%
---------------  -----------  -----------  -----------
15.0 x......      $   57.90    $   53.51    $   49.52
17.5 x......          66.57        61.49        56.88
20.0 x......          75.23        69.47        64.25
22.5 x......          83.89        77.45        71.62
25.0 x......          92.55        85.43        78.98

    Goldman Sachs also analyzed the sensitivity of the implied equity value per share of Metro common stock on a discounted cash flow basis to variances in Metro management projected revenue growth and for projected EBITDA margins. For purposes of this analysis, Goldman Sachs held the discount rate constant at 11% and used an estimated forward 2004 ATCF multiple of 20.0x. The implied equity values per share of Metro common stock derived from such analyses are set forth in the chart below:

  ANNUAL VARIANCE      ANNUAL VARIANCE FROM METRO PROJECTED REVENUE GROWTH
FROM METRO PROJECTED  -----------------------------------------------------
   EBITDA MARGINS      (6.0)%     (3.0)%      0.0%       3.0%       6.0%
--------------------  ---------  ---------  ---------  ---------  ---------
(6.0)%                $   46.43  $   52.12  $   58.45  $   65.45  $   73.19
(3.0)%                    50.74      57.00      63.96      71.66      80.17
0.0 %                     55.05      61.88      69.47      77.87      87.16
3.0 %                     59.36      66.76      74.98      84.09      94.15
6.0 %                     63.67      71.64      80.49      90.30     101.13

    Goldman Sachs also performed a discounted cash flow analysis for the combined company on a pro forma basis based on joint financial projections provided by Metro's and Westwood's managements. Goldman Sachs calculated a present value of free cash flow for cash flows estimated through 2004 using discount rates ranging from 9% to 13% and calculated a terminal value using discount rates varying from 9% to 13% and multiples ranging from 15.0x to 25.0x forward estimated ATCF in three scenarios:

    - achievement of no synergies;

    - achievement of $10 million in annual pre-tax synergies; and

    - achievement of $20 million in annual pre-tax synergies.

    The implied equity values per share of Metro common stock derived from such analyses are as follows:

                         PRO FORMA EXCLUDING SYNERGIES

                            DISCOUNT RATES
 FORWARD 2004E   -------------------------------------
 ATCF MULTIPLE      9.0%         11.0%        13.0%
---------------  -----------  -----------  -----------
15.0 x......      $   57.96    $   53.62    $   49.69
17.5 x......          66.31        61.32        56.79
20.0 x......          74.66        69.01        63.89
22.5 x......          83.01        76.71        70.99
25.0 x......          91.36        84.40        78.09

              PRO FORMA INCLUDING $10 MILLION IN PRE-TAX SYNERGIES

                            DISCOUNT RATES
 FORWARD 2004E   -------------------------------------
 ATCF MULTIPLE      9.0%         11.0%        13.0%
---------------  -----------  -----------  -----------
15.0 x......      $   59.98    $   55.50    $   51.44
17.5 x......          68.59        63.44        58.76
20.0 x......          77.20        71.37        66.08
22.5 x......          85.81        79.30        73.40
25.0 x......          94.42        87.23        80.72

              PRO FORMA INCLUDING $20 MILLION IN PRE-TAX SYNERGIES

                            DISCOUNT RATES
 FORWARD 2004E   -------------------------------------
 ATCF MULTIPLE      9.0%         11.0%        13.0%
---------------  -----------  -----------  -----------
      15.0 x      $   62.01    $   57.38    $   53.19
      17.5 x          70.88        65.56        60.73
      20.0 x          79.75        73.73        68.27
      22.5 x          88.61        81.90        75.81
      25.0 x          97.48        90.07        83.35

    CONTRIBUTION ANALYSIS

    Goldman Sachs reviewed estimates for future revenue, EBITDA and ATCF for Metro, Westwood and the pro forma combined company. Based on estimates from Metro's and Westwood's respective managements, Goldman Sachs noted that holders of Metro common stock would receive 44.9% of the outstanding common equity of the combined company, based on the exchange ratio. The analyses indicated the contributions by Metro and Westwood to the pro forma combined company as set forth in the chart below:

                                                                            WESTWOOD      METRO
                                                                           -----------  ---------
REVENUE
    1999E................................................................       59.4%       40.6%
    2000E................................................................       58.3%       41.7%
    2001E................................................................       56.9%       43.1%

EBITDA
    1999E................................................................       53.5%       46.5%
    2000E................................................................       54.3%       45.7%
    2001E................................................................       53.6%       46.4%

ATCF
    1999E................................................................       48.8%       51.2%
    2000E................................................................       49.8%       50.2%
    2001E................................................................       49.5%       50.5%

    REVIEW OF SELECTED TRANSACTIONS IN THE RADIO BROADCASTING INDUSTRY

    Goldman Sachs reviewed 95 acquisitions in the radio broadcasting industry that were announced since January 1994. Goldman Sachs' analyses of the selected transactions included a review of the following data:

    - levered value of the acquisition, which is the amount paid by the acquiror plus net debt of the acquired company;

    - levered multiple of current BCF, which is the value of acquisition as a multiple of broadcast cash flow of the target for the calendar year in which the transaction was announced; and

    - levered multiple of forward BCF, which is the value of acquisition as a multiple of broadcast cash flow of the target for the year immediately following the year in which the acquisition was announced.

    The results of the analyses are set forth in the chart below:

                                               LEVERED MULTIPLE OF BCF
                                               ------------------------
                                                 CURRENT      FORWARD
                                               -----------  -----------
Mean.........................................       13.5x        12.3x
Median.......................................       12.7x        11.8x
High.........................................       29.3x        16.8x
Low..........................................        7.1x         9.2x

    ACCRETION/DILUTION ANALYSIS

    Goldman Sachs analyzed the accretion/dilution to ATCF for both Metro and Westwood shareholders on the basis of estimates for 2000 and 2001 ATCF provided by the management of Westwood and Metro and by Wall Street analysts for the pro forma combined company in three scenarios:

    - without achievement of synergies;

    - the achievement of $10 million in annual pre-tax synergies; and

    - the achievement of $20 million in annual pre-tax synergies.

                                                                   METRO STOCKHOLDERS           WESTWOOD STOCKHOLDERS
                                                              ----------------------------  ------------------------------
                                                               WALL STREET                   WALL STREET
                                                                 ANALYST      MANAGEMENT       ANALYST       MANAGEMENT
                                                                ESTIMATES      ESTIMATES      ESTIMATES       ESTIMATES
                                                              -------------  -------------  -------------  ---------------
EXCLUDING SYNERGIES
  2000E.....................................................         (8.8)%        (10.3)%          8.9%           10.7%
  2001E.....................................................         (9.5)%        (10.9)%          9.6%           11.3%
INCLUDING $10 MILLION PRE-TAX SYNERGIES
  2000E.....................................................         (2.6)%         (4.3)%         16.2%           18.1%
  2001E.....................................................         (4.3)%         (5.8)%         15.8%           17.6%
INCLUDING $20 MILLION PRE-TAX SYNERGIES
  2000E.....................................................          3.6%           1.7%          23.6%           25.5%
  2001E.....................................................          0.8%          (0.8)%         22.1%           23.9%

    Goldman Sachs also compared, on the basis of the management estimates, the implied 2003 price of the Metro common stock on a stand-alone basis to the value of the shares of the combined company based on the application of forward multiples to estimated 2004 ATCF for Metro and the combined company and the results of such analysis are set forth below:

                                                                                     IMPLIED 2003E STOCK PRICE AT
                                                                                    VARIOUS FORWARD ATCF MULTIPLES
                                                           2004E ATCF    -----------------------------------------------------
SCENARIO                                                    PER SHARE      15.0X      17.5X      20.0X      22.5X      25.0X
--------------------------------------------------------  -------------  ---------  ---------  ---------  ---------  ---------
Metro Standalone........................................    $    5.11    $   76.60  $   89.36  $  102.13  $  114.90  $  127.66
Westwood Merger.........................................
Excluding Synergies.....................................    $    4.73    $   70.93  $   82.75  $   94.57  $  106.39  $  118.21
Pre-Tax Synergies of:
  $10 million...........................................    $    5.04    $   75.67  $   88.28  $  100.90  $  113.51  $  126.12
  $20 million...........................................    $    5.36    $   80.42  $   93.82  $  107.22  $  120.63  $  134.03

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Metro or Westwood or the merger.

    The analyses were prepared solely for purposes of providing an opinion to the Metro board of directors as to the fairness from a financial point of view to Metro stockholders of the exchange ratio. The analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Metro, Westwood, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasted.

    As described above, Goldman Sachs' opinion to the Metro board of directors was one of many factors taken into consideration by the Metro board of directors in making its determination to approve the merger. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs.

    Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with Metro, having provided certain investment banking services to Metro from time to time, including having acted as lead underwriter of the initial public offering of 8,250,000 shares of Metro common stock in October 1996, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement. Goldman Sachs provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of Metro or Westwood for its own account and for the accounts of customers. As of June 1, 1999, Goldman Sachs accumulated a net long position of 657,100 shares of Metro common stock and of 223,920 shares of Westwood common stock. Goldman Sachs may provide investment banking services to Westwood and its subsidiaries in the future.

    Pursuant to a letter agreement dated June 1, 1999, Metro engaged Goldman Sachs to act as its exclusive financial advisor in connection with a possible merger of all or a majority of Metro with Westwood. Pursuant to the terms of the letter agreement, Metro has agreed to pay Goldman Sachs a fee based on the outcome of the merger as follows:

    - if the merger is consummated, the fee paid to Goldman Sachs will be $6.4 million, subject to increase by Metro in its sole discretion up to $7.4 million; and

    - if the merger is not consummated, the fee paid to Goldman Sachs will be equal to the lesser of (i) 10% of any payment made to Metro in connection with the termination of the merger agreement or the failure to consummate the merger and (ii) $2 million.

    Metro also has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF WESTWOOD AND REASONS OF WESTWOOD FOR
  THE MERGER

    At a meeting of the Westwood board of directors held on June 1, 1999, after careful consideration, the Westwood board of directors, among other things:

    - determined that the merger is fair to, advisable and in the best interests of Westwood and its stockholders;

    - approved the merger agreement; and

    - recommended that Westwood stockholders approve the issuance of shares of Westwood common stock in connection with the merger.

    The Westwood board of directors believes that the merger will:

    - better enable the combined company to make the investments necessary to develop more sophisticated traffic reporting systems;

    - supplement Westwood's strong national programming with Metro's strong local programming;

    - enable the combined company to provide better reporting coverage in large markets and to improve its services generally;

    - allow the combined company to recognize certain cost synergies;

    - enable the combined company to compete more effectively in the highly competitive, consolidating radio broadcasting industry; and

    - provide the combined company with the services of Metro's talented and experienced management team.

    In reaching its decision to approve the merger agreement and recommend that stockholders approve the issuance of shares of Westwood common stock in connection with the merger, the Westwood board of directors considered a number of factors, including:

    - the terms and structure of the merger, including the fixed exchange ratio of 1.5 Westwood shares for each Metro share, which implied a price of $52.50 per share based on Westwood's closing price on June 1, 1999;

    - the results of Westwood's due diligence investigation of Metro and other information concerning the business, assets, capital structure, financial performance and prospects of Metro and Westwood;

    - current and historical market prices and trading information with respect to Westwood common stock and Metro common stock;

    - the financial and other analyses prepared by DLJ and the opinion of DLJ to the Westwood board of directors that, as of June 1, 1999, and based upon the assumptions made, matters considered and limits of review set forth in that opinion, the exchange ratio was fair to Westwood from a financial point of view (see "Opinion of Westwood's Financial Advisor" below);

    - that the merger is expected to be tax-free to both Westwood and Metro stockholders, except for cash received by Metro stockholders instead of fractional shares;

    - the strategic and operating benefits of the merger described above; and

    - the cost synergies and other strategic benefits expected to result from the merger and the ability of the combined company to compete more effectively in its highly competitive industry.

    The Westwood board of directors also considered the following risks inherent in proceeding with the merger:

    - the significant time and effort required of management to combine the operations of Metro and Westwood;

    - the expected synergies and other benefits of the merger might not be realized;

    - the potential loss of business of certain of Metro's key clients, either as a result of the merger or as a result of the trend of consolidation in the radio broadcasting industry; and

    - the risk that antitrust authorities could require certain divestitures or other actions adverse to the interest of the combined company as a condition to their clearance of the merger.

    This discussion of the information and factors considered and weight given to such factors by Westwood board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the merger, the Westwood board of directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Westwood board of directors may have given different weights to different factors.

    THE WESTWOOD BOARD OF DIRECTORS RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF WESTWOOD COMMON STOCK IN CONNECTION WITH THE MERGER.

OPINION OF WESTWOOD'S FINANCIAL ADVISOR

    In its role as financial advisor to Westwood, DLJ was asked by Westwood to render an opinion to the Westwood board as to the fairness to Westwood, from a financial point of view, of the exchange ratio pursuant to the terms of the merger agreement. DLJ was not retained as an advisor or agent to

Westwood stockholders or any other person, other than as an advisor to the Westwood board of directors. On June 1, 1999, DLJ delivered an oral opinion, subsequently confirmed in writing as of the same date, to the effect that as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the exchange ratio was fair to Westwood from a financial point of view.

    The full text of DLJ's opinion is attached to this document as Annex C. Westwood stockholders are urged to read DLJ's opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at such opinion. DLJ's opinion was prepared for the Westwood board and is directed only to the fairness of the exchange ratio to Westwood from a financial point of view. The opinion does not address the merits of the underlying decision by Westwood to engage in the merger or other business strategies considered by the Westwood board. DLJ's opinion does not constitute a recommendation to any Westwood stockholder as to how such stockholder should vote at the Westwood stockholders' meeting.

    DLJ's opinion does not constitute an opinion as to the price at which the Westwood common stock will actually trade at any time. The exchange ratio was determined in arm's-length negotiations between Westwood and Metro. Westwood did not impose any restrictions or limitations upon DLJ with respect to the investigations made or the procedures followed by DLJ in rendering its opinion.

    In arriving at its opinion, DLJ reviewed, among other things:

    - the May 26, 1999 draft of the merger agreement and the exhibits to that agreement;

    - financial and other information that was publicly available;

    - information that Westwood and Metro furnished to DLJ, including information provided during discussions with their respective managements and auditors;

    - certain financial projections of Westwood prepared by the management of Westwood; and

    - certain financial projections of Metro prepared by the management of Metro.

    In addition, DLJ:

    - compared certain financial and securities data of Westwood and Metro with various other companies whose securities are traded in public markets;

    - reviewed the historical stock prices and trading volumes of Westwood common stock and Metro common stock; and

    - reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of rendering its opinion.

    In rendering its opinion, DLJ relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that Westwood and Metro or their respective representatives provided to it, or that DLJ otherwise reviewed. DLJ also assumed that the financial projections and estimated cost savings supplied to it were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of Westwood and Metro as to the future operating and financial performance of Westwood and Metro, respectively. DLJ did not assume any responsibility for making any independent evaluation or appraisal of the assets or liabilities of Westwood or Metro, nor did DLJ independently verify the information reviewed by it.

    DLJ's opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to DLJ as of, the date of its opinion. Although subsequent developments may affect its opinion, DLJ does not have any obligation to update, revise or reaffirm its opinion as a result of changes in such conditions or otherwise.

    Included in the textual discussion below are summaries of certain of the statistical information appearing in such discussion presented in a tabular format. While these tables are presented for the purpose of clarity and ease of reference, they are not substitutes for, and must be read along with, all of the information appearing under the captions immediately preceding them as well as all of the information under this caption.

    EXCHANGE RATIO ANALYSIS

    DLJ reviewed the daily closing prices of Westwood common stock and Metro common stock to determine the implied exchange ratio based upon the relative prices of Westwood common stock and Metro common stock. Based on the May 28, 1999 closing prices of $34.75 for Westwood and $55.625 for Metro, the implied exchange ratio was 1.60x ($55.625 divided by $34.75). DLJ analyzed the implied exchange ratio between Westwood common stock and Metro common stock for the period from October 17, 1996 to May 28, 1999. DLJ also calculated the average historical implied exchange ratios for the last 6, 12, 18, 24 and 30 months ending on May 28, 1999.

                       SUMMARY OF EXCHANGE RATIO ANALYSIS

           TIME PERIOD (PRECEDING MAY 28, 1999)                    IMPLIED EXCHANGE RATIO
----------------------------------------------------------  -------------------------------------
Last 6 months.............................................                    1.69x
Last 12 months............................................                    1.73x
Last 18 months............................................                    1.58x
Last 24 months............................................                    1.41x
Last 30 months............................................                    1.37x
Average...................................................                    1.56x

    RELATIVE CONTRIBUTION ANALYSIS

    DLJ analyzed the relative contribution of Westwood and Metro to the combined entity with respect to sales, EBITDA, after-tax cash flow and free cash flow. For purposes of DLJ's analysis, EBITDA was defined as net income before interest income and expense, income taxes, depreciation and amortization and after-tax cash flow (or ATCF) was defined as net income before depreciation, amortization, deferred taxes and interest expense on dilutive convertible securities; and free cash flow (or FCF) was defined as ATCF less capital expenditures. This analysis was performed for the projected results for the fiscal years ending December 31, 1999, 2000 and 2001 (based on projections supplied by Westwood's and Metro's management). Based on an exchange ratio of 1.50x and the closing price of Westwood common stock on May 28, 1999 of $34.75 per share, Westwood and Metro provided 56.6% and 43.4%, respectively, of the combined equity value on such a pro forma basis (including shares underlying outstanding options using the treasury stock method) and 60.0% and 40.0%, respectively, of the combined enterprise value. For purposes of DLJ's analyses, enterprise value is defined as
(A) the product of the stock price and total diluted shares outstanding plus (B) total debt and preferred equity at liquidation value less cash and cash equivalents and unconsolidated investments.

                   SUMMARY OF RELATIVE CONTRIBUTION ANALYSIS

                                                                      1999       2000       2001
                                                                    ---------  ---------  ---------
Westwood's sales as a percentage of combined entity...............       59.4%      58.3%      56.9%
Westwood's EBITDA as a percentage of combined entity..............       53.6%      54.3%      53.6%
Westwood's ATCF as a percentage of combined entity................       48.9%      49.8%      49.5%
Westwood's FCF as a percentage of combined entity.................       53.0%      53.1%      51.6%

    ANALYSIS OF CERTAIN OTHER PUBLICLY TRADED COMPANIES.

    To provide comparative market information, DLJ compared selected historical common stock prices, earnings and operating and financial ratios for Metro to the corresponding data and ratios of certain comparable companies whose securities are publicly traded, including Westwood, based on May 28, 1999 prices for the stocks of these comparable companies and projections derived from published equity research analysts' reports prepared by investment banking firms, including DLJ. The comparable companies were chosen because they possess general business, operating, and financial characteristics representative of companies in the industry in which Metro operates. The comparable companies consisted of:

    - Clear Channel Communications Corporation;

    - Chancellor Media Corporation, Cox Radio, Inc.;

    - Emmis Communications Corporation;

    - Citadel Communications Corporation; and

    - Infinity Broadcasting Corporation.

    Such data and ratios included enterprise value as a multiple of projected EBITDA for 1999 and 2000 and equity value as a multiple of projected after-tax cash flow (ATCF) and free cash flow (FCF) for 1999 and 2000 calculated based upon estimates contained in published equity research analysts' research reports prepared by investment banking firms, including DLJ.

         SUMMARY OF ANALYSIS OF CERTAIN OTHER PUBLICLY TRADED COMPANIES

                                                                   EQUITY VALUE/ FCF     EQUITY VALUE/ ATCF        ENTERPRISE
                                                                                                                  VALUE/EBITDA
                                                                  --------------------  --------------------  --------------------
                                                                    1999       2000       1999       2000       1999       2000
                                                                  ---------  ---------  ---------  ---------  ---------  ---------
Median..........................................................      33.6x      27.5x      30.5x      25.4x      18.9x      16.3x
High............................................................      50.4x      31.7x      44.5x      29.5x      27.2x      23.7x
Low.............................................................      15.8x      12.3x      14.0x      11.2x      13.6x      11.8x
Westwood........................................................      26.3x      28.7x      24.4x      26.5x      21.8x      18.9x
Metro...........................................................      36.9x      29.6x      26.8x      22.5x      18.4x      15.5x

    No other company utilized in DLJ's analysis of certain comparable publicly traded companies is identical to Westwood or Metro. Accordingly, such analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Westwood and Metro and other factors that could affect the public trading values of Westwood, Metro and the other companies included in such analysis.

    COMPARABLE TRANSACTION ANALYSIS

    DLJ reviewed 16 selected comparable acquisitions announced since February 1996. For purposes of the comparable transaction analysis, transaction value was calculated as the aggregate purchase price of equity (in the case of stock purchases), or the aggregate purchase price of the assets (in the case of asset purchases), plus total debt and preferred equity less cash and cash equivalents. For each of the comparable transactions, DLJ calculated a forward after-tax cash flow multiple (representing the ratio of purchase price to forward after-tax cash flow values) and a forward EBITDA multiple (representing the ratio of transaction value to forward EBITDA).

                   SUMMARY OF COMPARABLE TRANSACTION ANALYSIS

                                                              PURCHASE PRICE/   TRANSACTION VALUE/
                                                               FORWARD ATCF       FORWARD EBITDA
                                                             -----------------  -------------------
High.......................................................          38.1x               26.0x
Median.....................................................          24.5x               17.4x
Low........................................................          14.2x               11.0x

    No transaction utilized in the comparable transaction analysis is identical to the merger. Accordingly, such analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Westwood and Metro and other factors that could affect the acquisition value of the companies to which they are being compared.

    DISCOUNTED CASH FLOW ANALYSIS

    DLJ performed a discounted cash flow analysis for the five-year period ending with fiscal year 2004 on the stand-alone projected operating free cash flows of Westwood and Metro, using financial projections provided by the respective managements of both companies. Operating free cash flows were calculated as the after-tax operating earnings of Westwood and Metro, before any cost savings resulting from the merger, plus projected depreciation and amortization, plus (or minus) projected net changes in working capital, and minus projected capital expenditures. DLJ calculated both terminal values and perpetuity values. Terminal values were calculated by applying a range of estimated EBITDA multiples of 12.0x to 14.0x to projected EBITDA of Westwood and Metro in 2004. The unlevered free cash flows and terminal values were then discounted to the present using a range of discount rates of 10.0% to 12.0%, representing an estimated range of the weighted average cost of capital for Westwood and Metro and other subjective judgments, including industry prospects. Perpetuity values were calculated by applying a range of perpetuity growth rates of 3.0% to 5.0% to EBITDA of Westwood and Metro in fiscal year 2004. The operating free cash flows and perpetuity values were then discounted to the present using a range of discount rates of 10.0% to 12.0%, representing an estimated range of the weighted average cost of capital for Westwood and Metro and other subjective judgments including industry prospects.

                    SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS

                                                                                LOW       HIGH
                                                                             ---------  ---------
Terminal value methodology:
    Westwood per share equity value........................................  $   35.43  $   44.77
    Metro per share equity value...........................................  $   65.23  $   80.43
Perpetuity value methodology:
    Westwood per share equity value........................................  $   20.21  $   37.88
    Metro per share equity value...........................................  $   38.17  $   64.82

    PREMIUMS PAID ANALYSIS

    DLJ compared the premium of Metro's share price implied by the exchange ratio (vis-a-vis the Westwood share price as of one day, one week and one month prior to DLJ's presentation) to the premiums paid in selected stock-for-stock transactions valued between $500 million and $1.5 billion completed during the preceding 24 months.

                       SUMMARY OF PREMIUMS PAID ANALYSIS

                                                                                 PREMIUM PAID
                                                                                STOCK-FOR-STOCK
                                                                       ---------------------------------
                                                          METRO PRICE     LOW       AVERAGE      HIGH
                                                          -----------  ---------  -----------  ---------
One day.................................................   $   55.63       (13.5%)       22.3%      87.5%
One week................................................   $   52.19       (12.2%)       24.1%      94.6%
One month...............................................   $   49.00        (7.6%)       30.8%      84.3%

    ACCRETION/DILUTION ANALYSIS

    DLJ analyzed the impact of the merger on Westwood's EBITDA per share, after-tax cash flow per share and free cash flow per share for 2000 and 2001 using earnings estimates for Westwood and Metro provided by their management and equity research analysts' reports. These analyses were performed both assuming no cost savings resulting from the merger and assuming pre-tax cost savings resulting from the merger of $8.0 million in 2000 and $10.0 million in 2001. This analysis did not assume any benefit from the revenue opportunities arising from the merger that Westwood's and Metro's management believe may further enhance cash flow. The analysis indicated that, with and without the pre-tax cost savings, the merger is expected to add to Westwood's EBITDA per share, after-tax cash flow per share and free cash flow per share in fiscal 2000 and 2001.

    The summary set forth above describes the material elements of the presentation made by DLJ to the Westwood board on June 1, 1999. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description.

    Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. DLJ did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analyses must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion.

    The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

    Pursuant to an engagement letter, dated May 17, 1999, Westwood agreed to pay DLJ a retainer fee of $250,000 and a fee of $1.0 million upon notification that DLJ was prepared to deliver its opinion. Additionally, DLJ will receive a fee of $100,000 for each update of its opinion delivered to the Westwood board. Westwood has also agreed to reimburse DLJ promptly for all out-of-pocket expenses, including the reasonable fees and out-of-pocket expenses of counsel, incurred by DLJ in connection with its engagement, and to indemnify DLJ and related persons against liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with DLJ, which DLJ and Westwood believe are customary in transactions of this nature, were negotiated at arm's-length between Westwood and DLJ and the Westwood board was aware of such arrangement.

    In the ordinary course of business, DLJ may actively trade the securities of both Westwood and Metro for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. DLJ, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisition, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ has performed investment banking and other services for Westwood and its affiliates (including Infinity) and Metro in the past and has been compensated for such services, including acting as a broker for Westwood to repurchase shares of Westwood common stock in the open market, acting as a co-manager of Infinity's $2.9 billion initial public offering in 1998, and acting as co-manager of Metro's $132 million initial public offering in 1996. In addition, a managing director of DLJ serves as a member of the Westwood board of directors.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of the Metro board of directors with respect to the merger agreement, stockholders of Metro should be aware that Metro's directors and executive officers have interests in the merger that are different from, and in addition to, the interests of Metro's stockholders generally. The Metro board of directors was aware of such interests and considered them, among other matters, when approving the merger agreement and the merger.

    DIRECTORS

    The merger agreement provides that Mr. Saperstein, Metro's current Chairman and Chief Executive Officer, and Mr. Saperstein's designee, will serve as members of Westwood's board of directors following the merger.

    Each member of the special committee of Metro's board of directors (other than Mr. Coppola) will receive $35,000 for his service on the special committee.

    Under the terms of Metro's stock option plans, the vesting of Metro stock options held by non-employees directors will accelerate upon consummation of the merger.

    INDEMNIFICATION AND INSURANCE

    Pursuant to the merger agreement, Westwood has agreed:

    - that all rights of exculpation and indemnification for acts or omissions occurring prior to the completion of the merger in favor of the current or former directors, officers, employees, or agents of Metro as provided in Metro's charter or bylaws or in any agreement between Metro and any of such directors, officers, employees or agents will survive the merger and will continue in full force and effect in accordance with their terms following the completion of the merger; and

    - to provide, for a period of six years after the consummation of the merger, an insurance policy that provides Metro's officers and directors in office immediately prior to the consummation of the merger with coverage substantially equivalent to Metro's policy in effect as of June 1, 1999; PROVIDED, HOWEVER, that:

       - in no event will expenditures in any one year for such coverage exceed 150% of the annual premiums currently paid by Metro; and

       - if the annual premiums for such coverage exceed such amount, then a policy providing the best available coverage not exceeding such amount will be provided.

    BORTNICK AND COPPOLA EMPLOYMENT AGREEMENTS

    Each of Messrs. Bortnick and Coppola has entered into an employment agreement with Westwood, that will become effective at the time the merger is completed. The terms of those agreements are described under "ADDITIONAL AGREEMENTS--Bortnick Employment Agreement" and "ADDITIONAL AGREEMENTS--Coppola Employment Agreement" beginning on pages 67 and 68, respectively.

    SAPERSTEIN CONSULTING AGREEMENT

    Mr. Saperstein has entered into a consulting agreement with Westwood, which agreement will become effective at the time the merger is completed. The terms of that agreement are described under "ADDITIONAL AGREEMENTS--Saperstein Consulting Agreement" beginning on page 66.

    REGISTRATION RIGHTS AGREEMENT

    Mr. Saperstein will enter into a registration rights agreement with Westwood at the time the merger is completed. The terms of that agreement are described under "ADDITIONAL AGREEMENTS--Registration Rights Agreement" beginning on page 69.

ACCOUNTING TREATMENT

    The merger will be accounted for under the purchase method of accounting. Westwood will allocate the purchase price, comprising the aggregate fair value of Metro's common stock and common stock equivalents outstanding on the date of the merger, to the identifiable assets and liabilities of Metro based upon their fair values. The purchase price, if any, in excess of the fair value of the assets acquired, net of the liabilities assumed, will be recorded as goodwill. The operating results of Metro will be combined with the results of Westwood from the date of the merger.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following is a general discussion of the material federal income tax consequences of the merger to the holders of Metro common stock and Metro Series A convertible preferred stock, and to Westwood, Merger Sub and Metro and is based on the opinions of Weil, Gotshal, counsel to Westwood, and Paul, Hastings, counsel to Metro. The opinions are based upon current provisions of the Internal Revenue Code, existing regulations promulgated under the Internal Revenue Code and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. No attempt has been made to comment on all federal income tax consequences of the merger that may be relevant to particular holders, including holders that are subject to special tax rules, for example, dealers in securities, foreign persons, mutual funds, insurance companies, tax-exempt entities and holders who do not hold their shares as capital assets. HOLDERS OF METRO COMMON STOCK AND METRO SERIES A CONVERTIBLE PREFERRED STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES UNDER APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

    Westwood has received from its counsel, Weil, Gotshal & Manges LLP, an opinion to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Metro has received from its counsel, Paul, Hastings, Janofsky & Walker LLP, an opinion to the effect that the merger will be treated for federal income tax purposes as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code. In rendering their opinions, counsel to each of Westwood and Metro have relied upon representations made by Westwood, Metro and certain stockholders of Metro.

    Assuming the merger is treated as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code, no gain or loss will be recognized for federal income tax purposes by Westwood, Merger Sub or Metro as a result of the merger. Except as described below with respect to cash received by holders of Metro common stock instead of fractional shares, a holder of Metro common stock and a holder of Metro Series A convertible preferred stock will not recognize gain or loss on the exchange of shares of Metro common stock and Metro Series A convertible preferred stock for Westwood common stock and Westwood preferred stock, respectively, pursuant to the merger. The aggregate tax basis of the Westwood common stock, including any fractional share deemed received, and Westwood preferred stock received by a holder of Metro common stock and Metro Series A convertible preferred stock, respectively, will be the same as the aggregate tax basis of the Metro common stock and Metro Series A convertible preferred stock surrendered therefor. The holding period of the Westwood common stock, including any fractional share deemed received, and Westwood preferred stock, respectively, will include the holding period of the Metro common stock and Metro Series A convertible preferred stock surrendered therefor, provided that the shares of Metro common stock and Metro Series A convertible preferred stock, respectively, are held as capital assets at the time of the merger.

    CASH INSTEAD OF A FRACTIONAL SHARE. Cash received by a holder of Metro common stock instead of a fractional share of Westwood common stock will be treated as received in exchange for such fractional share interest, and gain or loss will be recognized for federal income tax purposes, measured by the difference between the amount of cash received and the portion of the basis of the Metro common stock allocable to the fractional share interest. The gain or loss will be capital gain or loss provided that the shares of Metro common stock were held as capital assets and will be long term capital gain or loss if the Metro common stock had been held for more than one year at the time of the merger.

    BACKUP WITHHOLDING. Under the Internal Revenue Code, a holder of Metro common stock may be subject, under certain circumstances, to backup withholding at a rate of 31% with respect to the amount of cash, if any, received instead of fractional share interests unless the holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATORY FILINGS AND APPROVALS

    HSR AND ANTITRUST

    Federal antitrust laws prohibit us from completing the merger until a required notification and report form is filed and a required waiting period has expired or been terminated. On June 16, 1999, Metro and Westwood filed the required notification and report forms. The waiting period for the filings terminated on July 17, 1999. Even though the waiting period has terminated, the Antitrust Division of the Department of Justice or the Federal Trade Commission could take action under the antitrust laws that could adversely affect the merger or the combined company after the merger. In addition, state antitrust authorities could take legal action under state antitrust laws seeking to enjoin the completion of the merger or require divestiture of certain assets and private parties could take legal action under antitrust laws under certain circumstances. However, Metro and Westwood do not believe that the completion of the merger will result in the violation of any applicable antitrust laws.

    Metro and Westwood do not believe that any additional material governmental filings in the United States are required with respect to the merger, other than the filing of the certificate of merger with the Delaware Secretary of State.

RESTRICTIONS ON SALES OF SHARES OF WESTWOOD COMMON STOCK BY AFFILIATES OF METRO

    The shares of Westwood common stock to be issued in connection with the merger will be registered under the Securities Act and will be freely transferable under the Securities Act, except for shares of Westwood common stock issued to any person who is deemed to be an "affiliate" of Metro at the time of the merger. Persons who may be deemed to be affiliates of Metro include individuals or entities that control, are controlled by, or are under common control with Metro and may include some officers, directors and principal stockholders of Metro. Affiliates of Metro may not sell their shares of Westwood common stock acquired in connection with the merger except pursuant to:

    - an effective registration statement under the Securities Act covering the resale of those shares;

    - an exemption under paragraph (d) of Rule 145 under the Securities Act; or

    - any other applicable exemption under the Securities Act.

    The merger agreement requires Metro to use its reasonable best efforts to cause each of its affiliates to execute a letter agreement prior to the closing of the merger to the effect that such affiliates will not offer, sell or otherwise dispose of any of the shares of Westwood common stock issued to such affiliates in the merger in violation of the Securities Act.

    Westwood's registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, does not cover the resale of shares of Westwood common stock to be received by the Metro affiliates in the merger. However, Westwood has agreed to provide Mr. Saperstein with certain registration rights pursuant to a registration rights agreement to be entered into at the time the merger is completed. The terms of that agreement are described under "ADDITIONAL AGREEMENTS-- Registration Rights Agreement" beginning on page 69.

DISSENTERS' RIGHTS

    Neither Metro stockholders nor Westwood stockholders have dissenters' rights of appraisal or other rights to demand the fair value in cash for their shares by reason of the merger or other transactions contemplated by the merger agreement.

STOCK EXCHANGE LISTING

    The shares of Westwood common stock to be issued in connection with the merger will be listed on the New York Stock Exchange, subject to notice of official issuance. It is a condition to the merger that such shares be authorized for listing on the New York Stock Exchange.

                              THE MERGER AGREEMENT

    The following is a brief summary of the material provisions of the merger agreement and is not intended to be complete. The summary is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this document and is incorporated herein by reference. WE URGE YOU TO READ THE MERGER AGREEMENT CAREFULLY AND IN ITS ENTIRETY.

TERMS OF THE MERGER

    GENERAL

    The merger agreement provides for the merger of Merger Sub into Metro. After the merger, Metro will survive as a wholly-owned subsidiary of Westwood. The merger will be completed once we file the certificate of merger with the Delaware Secretary of State. We believe that this filing will occur at the same time as the closing under the merger agreement which, unless we otherwise agree, will occur no later than the second business day after the satisfaction or waiver of the conditions set forth in the merger agreement.

    CONVERSION OF SECURITIES

    Unless described differently below under "--Fractional Shares" and "Issuance of New Stock Certificates--Dividends and Distributions," once we complete the merger:

    - each share of Metro common stock will be converted into the right to receive 1.5 shares of Westwood common stock; and

    - each share of Metro Series A convertible preferred stock will be converted into the right to receive 1.5 shares of Westwood preferred stock having terms substantially identical to the terms of the Metro Series A convertible preferred stock.

    FRACTIONAL SHARES

    Westwood will not issue any fractional shares of its common stock in the merger. Each holder of Metro common stock will instead receive cash equal to the product of:

    - the per share closing price of Westwood's common stock on the New York Stock Exchange on the first business day immediately following the date the merger is completed; and

    - the fraction of a share to which the stockholder would otherwise be entitled.

    As soon as reasonably practicable after the merger is completed, but only upon surrender of the certificate representing the applicable shares of Metro common stock, Westwood's exchange agent will pay each former holder of shares of Metro common stock this amount in cash in lieu of issuing fractional shares, subject to any back-up withholding for taxes.

    STOCK OPTIONS AND OTHER STOCK RIGHTS

    At the time the merger becomes effective, each outstanding option to purchase shares of Metro common stock issued under Metro's stock option plans or otherwise will be converted into an option to acquire shares of Westwood common stock and, subject to certain exceptions, will continue to vest in accordance with the current vesting schedules with respect thereto under the applicable Metro stock option plan or option grant. An option will be exercisable for the number of shares of Westwood common stock equal to the product (rounded down to the nearest whole share if necessary) of:

    - the number of shares of Metro common stock subject to the original option; and

    - the exchange ratio, which is 1.5.

    The exercise price per share of Westwood common stock under the option will be equal to a price (rounded up to the nearest whole cent) obtained by dividing:

    - the exercise price immediately prior to the effective time divided; by

    - the exchange ratio, which is 1.5.

    If Metro, as the corporation surviving the merger, or one of its affiliates terminates without cause the employment of a holder of converted Metro stock options (other than David I. Saperstein) within three years after the completion of the merger, Westwood must cause such holder's unvested converted stock options to immediately vest. After the merger is completed, Westwood will deliver to the holders of Metro stock options notices setting forth these adjustments.

ISSUANCE OF NEW STOCK CERTIFICATES

    EXCHANGE AGENT

    Promptly after we complete the merger, Westwood will deposit with its exchange agent, for the benefit of holders of Metro common stock:

    - the certificates or other evidence representing their shares of Westwood common stock;

    - a sufficient amount of cash to be paid in lieu of fractional shares; and

    - to the extent applicable, any related dividends or distributions,

all of which are issuable in connection with the merger in exchange for outstanding shares of Metro common stock.

    As soon as reasonably practicable after we complete the merger, the exchange agent will mail a letter of transmittal and instructions to all holders of Metro common stock explaining how to surrender their shares of Metro common stock to the exchange agent. Upon surrender of their Metro common stock share certificate(s) to the exchange agent, along with a duly executed letter of transmittal and such other documents as may reasonably be requested, holders of Metro common stock will be entitled to receive a certificate representing that number of whole shares of Westwood common stock and a check for any fractional share interest and/or dividends or distributions to which they become entitled to receive in connection with the merger, less any required withholding taxes. No interest will be paid on any cash to be paid in connection with the merger.

    DIVIDENDS AND DISTRIBUTIONS

    WESTWOOD WILL NOT PAY TO HOLDERS OF METRO COMMON STOCK ANY DIVIDENDS OR OTHER DISTRIBUTIONS WITH RESPECT TO THE SHARES OF WESTWOOD COMMON STOCK TO WHICH THEY ARE ENTITLED WITH A RECORD DATE OCCURRING AFTER THE TIME WE COMPLETE THE MERGER UNTIL THEY HAVE PROPERLY SURRENDERED THEIR METRO COMMON STOCK SHARE CERTIFICATES. NO CASH WILL BE PAID TO HOLDERS OF METRO COMMON STOCK INSTEAD OF A FRACTIONAL SHARE INTEREST UNTIL THEY HAVE SURRENDERED THESE CERTIFICATE(S).

    TRANSFERS

    As soon as we complete the merger, the stock transfer books of Metro will be closed and there will be no further registration of transfers of Metro common stock or Metro Series A convertible preferred stock.

    TERMINATION OF EXCHANGE FUND

    Westwood will receive any shares of Westwood common stock and cash which remains undistributed by the exchange agent to former holders of Metro common stock six months after the date we complete the merger. Any former holders of Metro common stock that have not previously complied with the exchange procedures may then look only to Westwood for payment.

    NO LIABILITY

    None of Westwood, Merger Sub, Metro or the surviving corporation will be liable to any former holders of Metro common stock or Metro Series A convertible preferred stock for any undistributed Westwood common stock or cash that is delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

    NO INTEREST

    No interest will be paid or accrue on cash to be paid to former holders of Metro common stock instead of fractional shares. In addition, no interest will be paid or accrue on unpaid dividends and other distributions, if any, which may be payable upon surrender of Metro common stock.

CHARTER, BYLAWS, DIRECTORS AND OFFICERS AFTER THE MERGER

    Upon completion of the merger, the charter and bylaws of Merger Sub will be the charter and bylaws of the surviving corporation. The directors of Merger Sub immediately prior to the merger will be the initial directors of the surviving corporation. The officers of Merger Sub immediately prior to the merger will be the initial officers of the surviving corporation.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains certain representations and warranties of Metro relating to, among other things:

    - its due organization and qualification;

    - the ownership, due organization and qualification of its subsidiaries;

    - its capital structure;

    - its authority to enter into and perform its obligations under the merger agreement;

    - the recommendation by its board and the vote required to approve the merger;

    - the vote of its stockholders required to approve and adopt the merger agreement;

    - its filings with the Securities and Exchange Commission;

    - the financial statements included in its filings with the Securities and Exchange Commission;

    - the absence of undisclosed liabilities;

    - the absence of any untrue statement or omission of material fact made by Metro in connection with this joint proxy statement/prospectus and the registration statement of which it forms a part;

    - necessary governmental consents and approvals;

    - the absence of any violation or breach of its charter or bylaws, contracts or other agreements or applicable laws as a result of the merger agreement or the merger;

    - the absence of any other default or violation of its charter or bylaws, contracts or other agreements or applicable laws;

    - the absence of certain changes or events since January 1, 1999;

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    - the absence of material litigation and governmental proceedings;

    - its permits and authorizations and compliance with applicable laws;

    - employee benefit, labor relations, environmental and tax matters;

    - material contracts and agreements to which it or any of its subsidiaries is a party;

    - its insurance policies;

    - its real property leases and its ownership of and title to real property;

    - title to its assets and the existence of liens on its assets;

    - its intellectual property rights;

    - year 2000 compliance;

    - its and its subsidiaries' books and records;

    - the absence of unlawful contributions or payments;

    - its receipt of the fairness opinion of Goldman Sachs, its financial advisor;

    - the absence of certain broker's fees;

    - the inapplicability of legal restrictions on business combinations and of dissenter's rights; and

    - the absence of discussions with third parties regarding alternative transactions.

    The merger agreement also contains representations and warranties of Westwood and Merger Sub that are substantially identical to those of Metro.

    The representations and warranties of each of the parties are subject to various qualifications and limitations. None of the representations and warranties of Metro, Westwood or Merger Sub will have any effect after the merger is completed.

COVENANTS AND AGREEMENTS

    COVENANTS OF WESTWOOD AND METRO

    Each of Westwood and Metro has agreed to, among other things:

       - cooperate in preparing and filing this joint proxy statement/prospectus;

       - to call a meeting of its stockholders as promptly as practicable to approve and adopt the merger agreement, in the case of Metro, and to approve the issuance of shares of Westwood common stock in connection with the merger, in the case of Westwood;

       - notify the other of any action that would likely result in its failure to comply with any covenant, condition or agreement contained in the merger agreement or any actual failure;

       - use commercially reasonable efforts to cause its accountants to deliver customary letters in connection with registration statements on Form S-4;

       - use reasonable best efforts to ensure that the merger is completed as soon as practicable;

       - take or cause to be taken any actions and refrain from taking or causing to be taken any action as may be necessary to cause the merger to qualify as a tax-free reorganization; and

       - not take any actions that would be reasonably be expected to result in the failure of the conditions to the other party's obligations to complete the merger.

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    CONDUCT OF BUSINESS OF METRO

    Metro has agreed that during the period from June 1, 1999 until we complete the merger, except as contemplated or expressly permitted by the merger agreement, it will and will cause each of its subsidiaries to:

    - conduct its operations in the ordinary course of business consistent with past practice and with no less diligence and effort than would be applied in the absence of the merger agreement; and

    - seek to:

       - preserve intact its current business organizations;

       - keep available the service of its current officers and employees; and

       - preserve its relationships with customers, suppliers and others having business dealings with it so that goodwill and ongoing businesses will be unimpaired in any material respect at the completion of the merger.

    Metro has further agreed that, without the written consent of Westwood, it will not and will not permit any of its subsidiaries to, among other things:

    - amend its charter or bylaws;

    - authorize for issuance, issue, sell or deliver or agree to issue, sell or deliver any stock or any other securities or equity equivalents (including stock options) or accelerate the vesting schedule or modify the terms of any existing stock options, except for:

       - the issuance or sale of shares of Metro common stock pursuant to outstanding options granted prior to the date of the merger agreement;

       - sales pursuant to Metro's employee stock purchase plan; and

       - grants of options to purchase up to 50,000 shares of Metro common stock at an exercise price of not less than the fair market value of such shares on the grant date;

       - split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution in respect of its capital stock, or redeem or otherwise acquire any of its securities;

    - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

    - alter the corporate structure or ownership of any subsidiary in a manner that would reasonably be expected to have a material adverse effect on Metro;

    - enter into, adopt or amend or terminate any compensatory, severance, benefit or similar agreement or arrangement for the benefit or welfare of any director, officer or employee other than:

       - certain renewals of employment arrangements with officers and managers;

       - certain ordinary course severance and termination arrangements with respect to employees (other than executive officers and directors); and

       - certain ordinary course increases in compensation and fringe benefits of directors, officers and employees that are not material in the aggregate;

    - except in the ordinary course of business consistent with past practice, hire or retain any individual as an employee or consultant;

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    - except in the ordinary course of business consistent with past practice, enter into, renew or modify in a manner that could reasonably be expected to materially adversely affect its rights under any material contract to which it is a party;

    - change any of its accounting principles or practices except as may be required as a result of a change of law or generally accepted accounting principles;

    - revalue any of its assets;

    - make or revoke any tax election or settle or compromise any material tax liability or change any material aspect of its method of accounting for tax purposes;

    - pay, discharge or satisfy any material claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in or contemplated by its financial statements as of March 31, 1999 or incurred in the ordinary course of business consistent with past practice;

    - settle or compromise any pending or threatened material suit, action or claim or join any material suit, action or claim for an amount in excess of $250,000;

    - incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business and in amounts not material to it and its subsidiaries;

    - assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person except in the ordinary course of business consistent with past practice and in an amount not material to it;

    - make any loans, advances or capital contributions to, or investments in, any other person, except for certain limited exceptions;

    - pledge or otherwise encumber any shares of its capital stock or the capital stock of its subsidiaries;

    - mortgage or pledge, or create or allow to exist any lien on, any of its assets;

    - acquire, sell, lease or dispose of any assets outside the ordinary course of business or any assets which in the aggregate are material to it and its subsidiaries taken as a whole or enter into any commitment or transaction outside the ordinary course of business;

    - acquire any corporation, partnership or other business organization or division thereof or any equity interest therein, for an amount in excess of $3 million individually or $10 million in the aggregate;

    - authorize any capital expenditure or expenditures not provided for in its 1999 capital budget which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $500,000;

    - enter into or amend any contract, agreement or commitment or arrangement providing for the taking of any action that would be prohibited under the merger agreement;

    - take any action that would prevent or impede the merger from qualifying as a reorganization under Section 368(a) of the Internal Revenue Code; or

    - take, propose to take or agree to take any of the actions described above or any action which would cause any of Metro's representations and warranties in the merger agreement to be untrue or incorrect in any material respect.

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    CONDUCT OF BUSINESS OF WESTWOOD

    Westwood has agreed that during the period from June 1, 1999 until we complete the merger, it will and will cause each of its subsidiaries to abide by covenants that are substantially identical to those described above under "--Conduct of Business of Metro," except that Westwood is not subject to the restriction with respect to asset acquisitions outside the ordinary course of business to which Metro is subject.

NO SOLICITATION OF TRANSACTIONS

    The merger agreement provides that Metro and its subsidiaries will not, and will not authorize or permit any of their officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

    - solicit, initiate or encourage the submission of any Metro Acquisition Proposal (as defined below);

    - participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to Metro or any of its subsidiaries, or take any other action to facilitate, any Metro Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Metro Acquisition Proposal;

    - amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Metro; or

    - enter into any agreement with respect to a Metro Acquisition Proposal.

    However, prior to the approval of the merger agreement by Metro stockholders, Metro may furnish information to, or enter into unsolicited discussions or negotiations with, any person or entity that makes an unsolicited bona fide written offer or proposal that constitutes a Metro Acquisition Proposal if, and only to the extent that:

       - after consultation with, and based on the advice of, outside legal counsel, the Metro board of directors determines in good faith that such action is consistent with its fiduciary duties to Metro's stockholders under applicable law; and

       - the Metro board of directors determines in good faith, after consultation with an independent, nationally-recognized financial advisor, that such Metro Acquisition Proposal, if accepted, would constitute, or is reasonably likely to lead to, a "Metro Superior Proposal."

    A "METRO ACQUISITION PROPOSAL" is any inquiry, offer or proposal regarding:

       - a merger, consolidation, share exchange, recapitalization, business combination or similar transaction;

       - any sale, lease, exchange, mortgage, pledge, transfer or disposition of a significant portion of the assets of Metro and its subsidiaries, taken as a whole, in a single transaction or series of related transactions;

       - any tender offer or exchange offer for more than 20% of Metro's outstanding voting capital stock or the filing of a registration statement in connection with such offer; or

       - any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    A "METRO SUPERIOR PROPOSAL" is a bona fide written Metro Acquisition Proposal on terms which a majority of the members of Metro's board of directors determine in their good faith judgment (after

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consultation with an independent, nationally-recognized financial advisor) and after taking into account all legal, financial, regulatory and other aspects of the Metro Acquisition Proposal, the person making the proposal, the strategic benefits to be derived from the merger with Westwood and the long-term prospects of Metro and its subsidiaries, to be more favorable from a financial point of view to Metro's stockholders than the merger with Westwood, and for which the members of Metro's Board of Directors determine in their good faith judgment (after such consultation) that financing, to the extent required, is then committed or reasonably available.

EMPLOYEE BENEFITS

    The merger agreement provides that for a period of one year following the merger, Westwood will provide each Metro employee with benefits that are at least substantially equivalent on an aggregate basis to the benefits offered under Metro's current employee benefit plans (other than any stock option and employee stock purchase plans). Westwood will not be required to continue any specific employee benefit plan or to continue the employment of any employee.

INDEMNIFICATION AND INSURANCE

    Westwood has agreed that all rights to exculpation and indemnification for acts or omissions occurring prior to the completion of the merger in favor of the current or former directors, officers, employees or agents of Metro as provided in its charter or bylaws or in any agreement between Metro and any of such current or former directors, officers, employees or agents shall survive the merger and will continue in full force and effect in accordance with their terms for a period of six years following the completion of the merger.

    Westwood has also agreed that for a period of six years after the completion of the merger, Westwood will cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by Metro for the benefit of those persons who are covered by such policies at the time of the merger, to the extent that such liability insurance can be maintained annually at a cost to Westwood not greater than 150 percent of the annual premium for the current Metro directors' and officers' liability insurance; PROVIDED, HOWEVER,that if the annual premiums for such coverage exceed such amount, Westwood will be required only to obtain a policy providing the best available coverage not exceeding such amount.

CONDITIONS TO THE MERGER

    The obligations of Westwood and Metro to complete the merger are subject to the satisfaction or waiver of certain conditions, including the following:

    - the Metro stockholders shall have approved and adopted the merger agreement;

    - the Westwood stockholders shall have approved the issuance of shares of Westwood common stock in connection with the merger;

    - no statute, rule, regulation, executive order, decree, ruling or injunction shall have be enacted, entered, promulgated or enforced by any governmental authority prohibiting the merger;

    - all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have terminated or expired;

    - the registration statement of which this joint proxy statement/prospectus is a part shall have become effective, and shall not be the subject of any stop order or proceedings seeking a stop order;

    - the shares of the Westwood common stock to be issued in connection with the merger shall have been authorized for listing on the New York Stock Exchange, subject to notice of issuance;

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    - all required regulatory approvals shall have been obtained without any limitation, restriction or condition that has or would reasonably be expected to have a material adverse effect on the other party;

    - there shall not be pending or threatened in writing by any regulatory authority any suit, action or proceeding:

       - seeking to prohibit the merger or obtain from Westwood or Metro damages that are material to such party;

       - seeking to impose limitations on Westwood's ability to acquire or hold, or exercise full rights of ownership of, any shares of Metro's capital stock; or

       - which could reasonably be expected to have a material adverse effect;

    - the receipt of tax opinions from Paul, Hastings, Janofsky & Walker LLP, counsel to Metro, and Weil, Gotshal & Manges LLP, counsel to Westwood;

    - the accuracy of, as of the date of the merger, the other party's representations and warranties, subject to certain qualifications; and

    - performance in all material respects by the other party of its covenants and agreements under the merger agreement;

    The obligation of Metro to complete the merger are also subject to the satisfaction or waiver of certain additional conditions, including the following:

    - the execution and delivery by Westwood of the registration rights agreement described in the section of this joint proxy statement/prospectus entitled "ADDITIONAL AGREEMENTS-- Registration Rights Agreement" on page 69;

    - the filing of a certificate of designations with respect to the shares of Westwood preferred stock to be issued in connection with the merger; and

    - the effectiveness of the Amended and Restated Representation Agreement and the Management Agreement with Infinity (both of which are described in the section of this joint proxy statement/ prospectus entitled "WESTWOOD EXECUTIVE COMPENSATION--Relationships and Transactions of Note").

TERMINATION

    CONDITIONS TO TERMINATION

    The merger agreement may be terminated at any time prior to the completion of the merger, notwithstanding the approval and adoption by Metro stockholders of the merger agreement and the approval by Westwood stockholders of the issuance of shares of Westwood common stock in connection with the merger:

    - by mutual written consent of Metro and Westwood by action of their respective boards of directors;

    - by either of Metro or Westwood if:

       - the merger has not been consummated by June 1, 2000 (subject to extension for up to six months if Metro or Westwood requests additional time to obtain any required regulatory approvals);

       - the Metro stockholders fail to approve and adopt the merger agreement;

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       - the Westwood stockholders fail to approve the issuance of shares of
         Westwood common stock in connection with the merger; or

       - a law or court order permanently prohibits the merger;

    - by Metro if:

       - subject to certain requirements, including the payment of the termination fee described below, Metro's board of directors determines in good faith, based on the advice of outside legal counsel, that it is consistent with its fiduciary duties to Metro stockholders to terminate the merger agreement to enter into an agreement with respect to or to consummate a Metro Superior Proposal;

       - Westwood's board of directors withdraws its approval or recommendation of the issuance of shares of Westwood common stock in connection with the merger, or fails to call a stockholders meeting for the purpose of obtaining stockholder approval of such issuance of shares; or

       - Westwood or Merger Sub breaches any representation, warranty, covenant or agreement contained in the merger agreement that would give rise to the failure of a closing condition to the merger and such breach is not cured within 30 business days of Westwood's and Merger Sub's receipt of a notice of such breach; and

    - by Westwood if:

       - Metro enters into a binding agreement for a Metro Superior Proposal;

       - Metro's board of directors withdraws or adversely modifies its approval or recommendation of the merger agreement or the merger, or fails to call a stockholders meeting for the purpose of obtaining stockholder approval and adoption of the merger agreement; or

       - Metro breaches any representation, warranty, covenant or agreement contained in the merger agreement that would give rise to the failure of a closing condition to the merger and such breach is not cured within 30 business days of Metro's receipt of a notice of such breach.

    EFFECT OF TERMINATION

    If the merger agreement is terminated and the merger is abandoned, the merger agreement will become void. No liability will arise on the part of any party to the merger agreement, or any of its directors, officers, employees, agents, legal and financial advisors or other representatives; PROVIDED, HOWEVER, that neither such termination of the merger agreement nor the obligation of Metro or Westwood to pay the other a termination fee will relieve any party to the merger agreement of any liability resulting from:

    - any willful breach of any representations or warranties contained in the merger agreement; or

    - any breach of any covenant or agreement contained in the merger agreement;

    unless, in the case of Metro, Westwood elects to receive the termination fee described below under "--Termination Fees and Payments--Metro," or, in the case of Westwood, Metro elects to receive either of the termination fees and/or the stock sale proceeds described below under "--Termination Fees and Payments--Westwood," in which case such receipt will be in full satisfaction of any amount or obligations owned to such party and will be such party's sole remedy.

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    TERMINATION FEES AND PAYMENTS--METRO

    The merger agreement requires Metro to pay Westwood a $30 million termination fee if:

    - the merger agreement is terminated by Metro or Westwood because Metro elects to enter into a binding agreement with respect to a Metro Superior Proposal;

    - the merger agreement is terminated by Westwood because Metro's board of directors withdraws or adversely modifies its approval or recommendation of the merger agreement or the merger, or fails to call a meeting of the Metro stockholders for the purpose of considering the approval and adoption of the merger agreement; or

    - the merger agreement is terminated by Westwood as a result of a willful breach by Metro of the merger agreement and within 12 months of such termination, Metro enters into, agrees to or consummates a Metro Acquisition Proposal.

    If a Metro Acquisition Proposal has been proposed to Metro prior to or at the Metro special meeting and thereafter the merger agreement is terminated because Metro's stockholders fail to approve and adopt the merger agreement, Metro will reimburse Westwood for all expenses incurred by Westwood in connection with the merger agreement in an amount not to exceed $1 million.

    TERMINATION FEES AND PAYMENTS--WESTWOOD

    If the merger agreement is terminated by Metro because Westwood's board of directors withdraws or adversely modifies its approval or recommendation of the issuance of shares of Westwood common stock in connection with the merger or fails to call the related stockholders meeting, then Westwood will be required to pay Metro a $30 million termination fee.

    If the merger agreement is terminated by Metro or Westwood because Westwood's stockholders fail to approve the issuance of shares of Westwood common stock in connection with merger, Westwood will be required to:

    - pay Metro a $10 million termination fee; and

    - promptly purchase from Metro unregistered shares of Metro common stock for an aggregate purchase price of $10 million (based on a per share price equal to the greater of (1) $50 and (2) the average closing price of Metro common stock on the Nasdaq National Market during the 30 trading days immediately prior to the date of the Westwood annual meeting).

AMENDMENT AND WAIVER

    The parties may amend the merger agreement by a written instrument executed by each of the parties at any time before or after approval of the merger agreement by Metro stockholders. However, after the approval and adoption of the merger agreement by Metro stockholders, the parties may not make any amendment that would require the further approval of Metro stockholders without obtaining their approval.

    At any time prior to the completion of the merger, each party may:

       - extend the time for the performance of any of the obligations or other acts of the other party;

       - waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement; or

       - waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

    Any such waiver must be in writing signed on behalf of the waiving party.

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                             ADDITIONAL AGREEMENTS

    THE DESCRIPTIONS OF THE METRO STOCKHOLDER VOTING AGREEMENT, THE WESTWOOD STOCKHOLDER VOTING AGREEMENT, THE SAPERSTEIN CONSULTING AGREEMENT, THE SAPERSTEIN NON-COMPETE AGREEMENT, THE BORTNICK EMPLOYMENT AGREEMENT, THE COPPOLA EMPLOYMENT AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT BELOW ARE NOT INTENDED TO BE COMPLETE. THE DESCRIPTIONS OF THESE AGREEMENTS ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO SUCH AGREEMENTS, COPIES OF WHICH HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT IN WHICH THIS JOINT PROXY STATEMENT/PROSPECTUS IS INCLUDED AND ARE INCORPORATED IN THIS JOINT PROXY STATEMENT/PROSPECTUS BY REFERENCE. COPIES OF THE METRO STOCKHOLDER VOTING AGREEMENT, THE WESTWOOD STOCKHOLDER VOTING AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT ALSO HAVE BEEN ATTACHED HERETO AS ANNEXES D, E AND F, RESPECTIVELY.

METRO STOCKHOLDER VOTING AGREEMENT

    As an inducement to Westwood to enter into the merger agreement, each of David I. Saperstein, Charles I. Bortnick and Shane E. Coppola entered into a voting agreement, dated as of June 1, 1999, with Westwood. Pursuant to the such voting agreement, each of Messrs. Saperstein, Bortnick and Coppola agreed with Westwood that for an established period of time, he would vote or cause to be voted all shares of voting capital stock of Metro beneficially owned by him or his wholly owned affiliates in favor of the approval and adoption of the merger agreement. In addition, each of them agreed to appoint representatives of Westwood as proxies to vote all outstanding voting capital stock of Metro beneficially owned by him in favor of the approval and adoption of the merger agreement.

    As of August 20, 1999, Messrs. Saperstein, Bortnick and Coppola together owned shares of Metro's voting capital stock representing approximately 52.7% of the voting power of all then outstanding shares of Metro's capital stock. As a result, no further vote or action by Metro's stockholders is necessary to approve and adopt the merger agreement.

    If the merger agreement is terminated under circumstances where Westwood is entitled to receive a termination fee, each of Messrs. Saperstein, Bortnick and Coppola will be required to pay to Westwood on demand, an amount in cash or shares of Metro's voting capital stock, at his election, equal to all profit derived by him from the consummation of any Metro Acquisition Proposal that is consummated within twelve months, or if entered into within twelve months, consummated within eighteen months, of such termination. "PROFIT" is defined in the voting agreement as an amount equal to 60% of the sum of:

    - the aggregate consideration received by the applicable stockholder pursuant to the Metro Acquisition Proposal, valuing any non-cash consideration at its fair market value on the date the transactions contemplated by the Metro Acquisition Proposal is consummated; plus

    - the fair market value, on the date of disposition of such stockholder's shares of Metro voting capital stock disposed of after the termination of the merger agreement and prior to the date of consummation of the transactions contemplated by the Metro Acquisition Proposal; less

    - the fair market value of the aggregate consideration that would have been paid or payable to such stockholder if he had received the merger consideration contemplated by the merger agreement as originally executed, valued as of immediately prior to the first public announcement by Metro of its intention to terminate the merger agreement to pursue a Metro Superior Proposal or by any party making a Metro Acquisition Proposal (whichever is lower).

    If prior to the completion of the merger a Metro Acquisition Proposal has been made and the merger is subsequently completed and Westwood for any reason shall have increased the amount of merger consideration payable over that provided for in the merger agreement on June 1, 1999, each of

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Messrs. Saperstein, Bortnick and Coppola will be required to pay Westwood on demand an amount in cash equal to the product of:

    - the number of his shares of Metro voting capital stock; and

    - 60% of the excess of:

       - the per share cash consideration or the per share fair market value of any non-cash consideration, determined as of the completion of the merger, actually received by him as a result of the merger; OVER

       - the fair market value of the original merger consideration, determined as of the time of the first increase in the amount of such original merger consideration.

    Each of Messrs. Saperstein, Bortnick and Coppola further agreed pursuant to the voting agreement that he would not, directly or indirectly:

    - offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sell, transfer, tender, pledge, encumber, assign or other disposition of his shares of Metro voting capital stock;

    - grant any proxies or powers of attorney, deposit any shares into a voting trust or enter into any voting agreement with respect to such shares; or

    - take any action that would make any of his representations and warranties in the voting agreement untrue or incorrect or prevent or disable him from performing his obligations under the voting agreement or Metro from performing its obligations under the merger agreement.

Moreover, each of them agreed not to effect the disposition of more than one-third of the shares of Westwood common stock received by him in connection with the merger during any of the first three twelve-month periods following the completion of the merger.

    If the merger agreement is terminated in accordance with its terms, the voting agreement will terminate and be of no further force or effect (other than pursuant to the profit capture provision described above). Upon such termination, except for the rights that any party to the voting agreement may have in respect of any breach by any other party under the voting agreement, none of the parties will have any further obligation or liability under the voting agreement (other than pursuant to the profit capture provision described above).

    The voting agreement will continue in full force and effect despite any amendment or other modification of, or any consent or waiver under, the merger agreement; PROVIDED, HOWEVER, that:

    - any amendment to:

       - the exchange ratio or the merger consideration;

       - the non-solicitation provision contained in the merger agreement;

       - the termination and amendment provisions of the merger agreement; or

       - the waiver on or prior to the closing date by Metro of any material condition precedent set forth in the merger agreement,

will require the written consent of Messrs. Saperstein, Bortnick and Coppola. Any of them who has not consented to such amendment or such waiver will be entitled to terminate the voting agreement with respect to himself. In any event, if the merger has not been completed by June 1, 2000 (subject to certain extensions which may not exceed an additional six months), the voting agreement may be terminated in writing by any of them.

    Mr. Saperstein also agreed to enter into a voting agreement with Infinity Broadcasting Corporation at the time of the completion of the merger pursuant to which each of them will agree, subject to any applicable laws or regulations of the stock exchange on which shares of Westwood's common stock are listed, to vote all shares of Westwood's capital stock held by it or him for the election of the other's designees to Westwood's board of directors.

WESTWOOD STOCKHOLDER VOTING AGREEMENT

    As an inducement to Metro to enter into the merger agreement, Infinity entered into a voting agreement, dated as of June 1, 1999, with Metro. Pursuant to the such voting agreement, Infinity agreed with Metro that for an established period of time, it would vote or cause to be voted all shares of voting capital stock of Westwood beneficially owned by it or its wholly-owned affiliates in favor of the approval of the issuance of shares of Westwood common stock in connection with the merger. In addition, it agreed to appoint representatives of Metro as proxies to vote all outstanding voting capital stock of Westwood beneficially owned by it in favor of the approval of such share issuance.

    As of August 20, 1999, Infinity owned, indirectly through a subsidiary, 8,000,000 shares of Westwood common stock representing approximately 16.6% of the total voting power of Westwood's capital stock. Of such 8,000,000 shares, 3,000,000 were acquired upon the exercise of a warrant to purchase such shares at an exercise price of $3.00 per share, which warrant was issued in connection with a securities purchase agreement, dated as of November 4, 1993, between Westwood and Infinity Network Inc., a wholly-owned indirect subsidiary of Infinity. Infinity was required to exercise such warrant pursuant to the voting agreement which obligated Infinity to exercise up to three million warrants unless Metro had received, not later than the second business day immediately prior to the record date for the annual meeting of Westwood stockholders, irrevocable written commitments to vote in favor of the issuance of shares to Metro stockholders in the merger from Westwood stockholders holding an adequate number of shares of Westwood voting stock to approve the share issuance.

    Infinity further agreed pursuant to the voting agreement that it would not, directly or indirectly:

    - offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sell, transfer, tender, pledge, encumber, assign or other disposition of its shares of Westwood voting capital stock;

    - grant any proxies or powers of attorney, deposit any shares into a voting trust or enter into any voting agreement with respect to such shares; or

    - take any action that would make any of its representations and warranties in the voting agreement untrue or incorrect or prevent or disable it from performing its obligations under the voting agreement or Westwood from performing its obligations under the merger agreement.

    If the merger agreement is terminated in accordance with its terms, the voting agreement will terminate and be of no further force or effect. Upon such termination, except for the rights that any party to the voting agreement may have in respect of any breach by any other party under the voting agreement, none of the parties will have any further obligation or liability under the voting agreement. The voting agreement will continue in full force and effect despite any amendment or other modification of, or any consent or waiver under, the merger agreement; PROVIDED, HOWEVER, that:

    - any amendment to:

       - the exchange ratio or the merger consideration; or

       - the termination and amendment provisions of the merger agreement; or

    - the waiver on or prior to the closing date by Westwood of any material condition precedent set forth in the merger agreement,

will require the written consent of Infinity, failing which the voting agreement may be terminated in writing by it. In any event, if the merger has not been completed by June 1, 2000 (subject to certain extensions not to exceed six months), the voting agreement may be terminated in writing by Infinity.

    Infinity also agreed to enter into a voting agreement with David I. Saperstein at the time of the completion of the merger as described above under "--Metro Stockholder Voting Agreement."

SAPERSTEIN CONSULTING AGREEMENT

    As an inducement to Westwood to enter into the merger agreement, Mr. Saperstein entered into a consulting agreement with Westwood dated as of June 1, 1999. Pursuant to the consulting agreement, which will become effective on the date the merger is completed and continue in effect thereafter for a period of two and one-half years, Mr. Saperstein will provide consulting services to Westwood from time to time at the reasonable request of Westwood, up to a maximum of ten hours per month. In the event that the merger agreement is terminated, the consulting agreement will be cancelled. Pursuant to the terms of the consulting agreement, Westwood will pay Mr. Saperstein consulting fees at the rate of $100,000 per annum and will appoint Mr. Saperstein to the position of Vice-Chairman of Metro Networks, Inc. during the term of the consulting agreement.

    The consulting agreement provides that all Metro stock options held by Mr. Saperstein that are converted into Westwood stock options in connection with the merger will remain outstanding and continue to vest in accordance with their terms and will be exercisable for a period ending ninety days after the end of the term of the consulting agreement. However, any converted stock options that have not become exercisable as of the time of the termination of the consulting agreement will be terminated.

    The consulting agreement will terminate automatically upon Mr. Saperstein's death. Westwood also may terminate the consulting agreement:

    - if, as a result of Mr. Saperstein's incapacity due to mental or physical illness, he becomes incapable of performing consulting services for a continuous period of six months; or

    - for cause upon ten days notice.

"CAUSE" includes:

    - a felony conviction (including a no contest plea);

    - willful misconduct that is demonstrably and materially injurious to Westwood; or

    - any breach of the non-compete agreement described below.

SAPERSTEIN NON-COMPETE AGREEMENT

    As an inducement to Westwood to enter into the merger agreement, Mr. Saperstein entered into a non-compete agreement with Westwood dated as of June 1, 1999. The non-compete agreement will commence at the time the merger is completed and continue in effect until the later of June 1, 2003 or the second anniversary of the date on which Mr. Saperstein ceases to be a member of Westwood's board of directors.

    Pursuant to the non-compete agreement, Mr. Saperstein may not:

    - disclose, divulge, publish or otherwise communicate to anyone;

    - retain, copy or permit to be copied; or

    - make use of for personal purposes or for the benefit of any other person, firm or entity other than Westwood and its subsidiaries and certain related entities (all of which are collectively referred to herein as the Westwood Group), any trade secrets or any other secret or confidential information or knowledge relating to Westwood's businesses (as conducted or contemplated to be conducted as of June 1, 1999), including the business of providing:

       - traffic reporting services, however distributed; and

       - local news, sports, or weather reporting services distributed to radio stations.

    During the term of the non-compete agreement, without the prior written consent of Westwood, Mr. Saperstein may not engage, directly or indirectly, in the "business" of Westwood described above. Mr. Saperstein will be deemed to be "engaged" in such business if he directly or indirectly controls, engages or invests in, owns, manages, operates, controls or participates in the ownership, management, operation or control of, is employed by, provides financial support, or renders services or advice to, any business which engages in such "business."

    Pursuant to the terms of the non-compete agreement, Mr. Saperstein may not, directly or indirectly, request, induce, attempt to influence or have any other business contact with any other employee, officer, agent or consultant of any member of the Westwood Group or any talent providing services to the Westwood Group, to terminate his or her relationship with such member of the Westwood Group, subject to certain limited exceptions including:

    - such person's employment agreement with the applicable member of the Westwood Group has expired (and not been renewed or extended);

    - such person has been terminated without cause by such member; or

    - such person has voluntarily left the employment of such member at the conclusion of the term of his or her employment agreement with such member.

BORTNICK EMPLOYMENT AGREEMENT

    As an inducement to Westwood to enter into the merger agreement, Charles I. Bortnick entered into an employment agreement with Westwood dated as of June 1, 1999 which provides that Mr. Bortnick will serve as the President and Chief Operating Officer of Westwood's Metro/Shadow operations on a full time basis. The Bortnick employment agreement will become effective at the time the merger is completed and continue in effect until the later of twenty-four months from the date of the merger and December 31, 2001.

    For his services to Westwood, Westwood will pay Mr. Bortnick a base salary of $325,000 during year one and $350,000 during year two of his employment agreement. Mr. Bortnick will be entitled to a cash bonus of $125,000 for year one and $150,000 for year two of his employment agreement based on the achievement of certain cash flow objectives established by Westwood's chief executive officer. In addition to such compensation, Westwood will grant Mr. Bortnick stock options under Westwood's 1999 Stock Option Plan to purchase 75,000 shares of Westwood common stock on each of the date of the completion of the merger and the first anniversary of such date. These stock options will vest ratably over five years unless Mr. Bortnick is terminated without cause or if his employment agreement is not renewed on terms substantially similar to those of such agreement, in which case vesting will be accelerated.

    Westwood will have the right to terminate Mr. Bortnick's employment with or without notice if he:

    - willfully fails, refuses or has habitually neglected to carry out or perform the reasonable duties required of him or otherwise breached any material terms of his employment agreement after ten days prior written notice from Westwood's chief executive officer or board of directors and such failure or neglect has not been remedied following such ten-day period;

    - is convicted of a felony or a crime involving moral turpitude or if Westwood, acting in good faith and upon reasonable grounds, has determined that he has willfully engaged in conduct which would injure the reputation of Westwood or otherwise adversely affect its interest if he were retained as an employee;

    - becomes unable by reason of physical disability or other incapacity to carry out or to perform the duties required of him under his employment agreement for a continuous period of 90 days, during which period his compensation may be reduced in accordance with Westwood's policies and by any disability payments which he is entitled to receive under group or other disability insurance policies of Westwood during such period;

    - breaches any of the confidentiality, non-competition or Communications Act of 1934 provisions of his employment agreement or the provisions of any other non-competition or confidentiality agreements between him and Westwood; or

    - steals or embezzles assets of Westwood.

Mr. Bortnick's employment with Westwood will be terminated automatically upon his death or loss of legal capacity.

    In the event of his termination pursuant to the provisions described above, Mr. Bortnick (or his estate, if applicable), will be entitled to receive:

    - his base salary, prorated to the date of termination;

    - his then present entitlement under Westwood's employee benefit plans; and

    - no other compensation.

    Mr. Bortnick's employment agreement also contains confidentiality and non-competition provisions that are substantially identical to those contained in Mr. Saperstein's non-compete agreement described above.

COPPOLA EMPLOYMENT AGREEMENT

    As an inducement to Westwood to enter into the merger agreement, Shane E. Coppola entered into an employment agreement with Westwood dated as of June 1, 1999 which provides that Mr. Coppola will serve as an Executive Vice President of Westwood's Metro/Shadow operations on a full time basis. The Coppola employment agreement will become effective at the time the merger is completed and continue in effect until the later of twenty-four months from the date of the merger and December 31, 2001.

    For his services to Westwood, Westwood will pay Mr. Coppola a base salary of $250,000 during year one and $275,000 during year two of his employment agreement. Mr. Coppola will be entitled to a cash bonus of $125,000 for year one and $150,000 for year two of his employment agreement based on the achievement of certain cash flow objectives established by Westwood's chief executive officers. In addition to such compensation, Westwood will grant Mr. Coppola stock options under Westwood's 1999 Stock Option Plan to purchase 75,000 shares of Westwood common stock on each of the date of the completion of the merger and the first anniversary of such date. These stock options will vest ratably over five years unless Mr. Coppola is terminated without cause or if his employment agreement is not renewed on terms substantially similar to those of such agreement, in which case vesting will be accelerated.

    Mr. Coppola's employment agreement also contains termination, confidentiality and non-competition provisions that are substantially identical to those contained in Mr. Bortnick's non-compete agreement described above.

REGISTRATION RIGHTS AGREEMENT

    Pursuant to the terms of the merger agreement, Westwood agreed to enter into a registration rights agreement, in the form attached to this joint proxy statement/prospectus as Annex F, with Mr. Saperstein at the closing of the merger.

    The registration rights agreement will require Westwood, upon the request of Mr. Saperstein at any time during the period beginning with the completion of the merger and ending on October 1, 2006, to register for sale under the Securities Act the securities received by him in connection with the merger. Mr. Saperstein will be entitled to exercise his "demand" registration rights only three times. In addition to his demand registration rights, Mr. Saperstein will have certain "piggyback" registration rights that will require Westwood to include his securities in certain registrations effected by Westwood for its own account or the accounts of other Westwood securityholders.

    Mr. Saperstein's rights under the registration rights agreement will be subject to certain customary requirements, restrictions and conditions, including certain cutback limitations, holdback obligations and blackout period restrictions.

STOCK LOAN AND PLEDGE AGREEMENT

    Mr. Saperstein and Metro are parties to a stock loan and pledge agreement dated as of October 16, 1996. Pursuant to this agreement, Mr. Saperstein borrowed 2,549,750 shares of Metro common stock from Metro. The loan of the shares is for a term of ten years, although Metro has the right to require Mr. Saperstein to repay the loaned shares prior to the end of the ten-year term at any time upon three days prior notice. As security for the loan of shares, Mr. Saperstein pledged 2,549,750 shares of Metro Series A convertible preferred stock, which shares are convertible into an equivalent number of shares of Metro common stock. Mr. Saperstein is obligated to pay to Metro an annual fee in connection with the loan equal to 0.10% of the average value of the loaned securities during the five-day trading period following October 16, 1996, one-half of which is payable annually and the other half of which is payable upon the termination of the loan pursuant to an event of default under the stock loan and pledge agreement or at the end of the ten year term. Metro will forfeit the latter portion of the fee if it calls the loan of shares prior to the end of the ten-year term. Mr. Saperstein paid Metro an upfront fee of $2,550 for the loan of shares and is obligated to repay to Metro any dividends that are paid by Metro on the loaned shares.

    In connection with the merger, Westwood will effectively assume the rights and obligations of Metro under the stock loan and pledge agreement. The terms of the stock loan and pledge agreement will be the same after the merger, except that the 3,824,625 shares of Westwood preferred stock issued to Mr. Saperstein in exchange for his 2,549,750 shares of Metro Series A convertible preferred stock will be substituted as collateral for the loan of shares (which loaned shares shall be comprised of 3,824,625 shares of Westwood Common Stock upon completion of the merger). In addition, Westwood has agreed pursuant to the terms of Mr. Saperstein's consulting agreement that it will not exercise its right to call the loan of shares prior to the fifth anniversary of the completion of the merger.

    Prior to the repayment of the loan, Mr. Saperstein will be entitled to vote his shares of Westwood preferred stock notwithstanding the pledge of those shares as substitute collateral under the terms of the stock loan and pledge agreement. The shares of Westwood preferred stock will not be entitled to receive any dividends. If Mr. Saperstein elects to convert the pledged shares into shares of Westwood common stock, the loan will become due and payable immediately.

      COMPARISON OF RIGHTS OF WESTWOOD STOCKHOLDERS AND METRO STOCKHOLDERS

    Metro stockholders' rights are currently governed by Metro's charter and bylaws and applicable provisions of the Delaware General Corporation Law (referred to herein as the DGCL). Westwood stockholders' rights are currently governed by Westwood's charter and bylaws and the same provisions of the DGCL. If we complete the merger, Metro stockholders will become Westwood stockholders and their rights will be governed by Westwood's charter and bylaws and applicable provisions of the DGCL.

    Because both Metro and Westwood are organized under the laws of the State of Delaware, any differences in the rights of a stockholder of Metro and Westwood will arise from differences in the charters and bylaws of Metro and Westwood, rather than from differences of law. The following summary highlights important similarities and differences between the rights of Westwood stockholders and Metro stockholders. This summary does not purport to be a complete discussion of the charters and bylaws of Metro and Westwood and is qualified in its entirety by reference to those documents. Copies of the Metro charter, the Metro by-laws, the Westwood charter and the Westwood by-laws have been filed with the SEC and will be sent to the Metro and Westwood stockholders upon request. See "WHERE TO FIND MORE INFORMATION" on page 21.

                               AUTHORIZED CAPITAL STOCK

                 WESTWOOD                                     METRO
Westwood's charter authorizes Westwood to   Metro's charter authorizes Metro to issue
issue 130,000,000 shares of capital stock,  35,000,000 shares of capital stock, of
of which:                                   which:
- 117,000,000 shares are designated as      - 25,000,000 shares are designated as
  common stock, $0.01 par value per share;  common stock, $0.001 par value per share;
- 3,000,000 shares are designated as Class    and
  B stock, $0.01 par value per share; and   - 10,000,000 shares are designated as
- 10,000,000 shares are designated as       preferred stock, $0.001 par value per
  preferred stock, $0.01 par value per        share, of which 7,500,000 are designated
  share.                                      as Series A convertible preferred stock.

As of August 20, 1999, there were issued    As of August 20, 1999, there were issued
and outstanding:                            and outstanding:
- 30,735,035 shares of common stock         - 16,737,481 shares of common stock; and
  (excluding 7,368,695 shares held in       - 2,549,750 shares of Series A convertible
  treasury);                                  preferred stock.
- 351,733 shares of Class B stock; and
- no shares of preferred stock.
FOLLOWING THE COMPLETION OF THE MERGER,
THERE WILL BE AUTHORIZED, ISSUED AND
OUTSTANDING APPROXIMATELY 55,841,256
SHARES OF COMMON STOCK AND 3,824,625
SHARES OF A NEWLY CREATED CLASS OF
PREFERRED STOCK HAVING TERMS SUBSTANTIALLY
IDENTICAL TO METRO'S SERIES A CONVERTIBLE
PREFERRED STOCK.

                                      DIVIDENDS
                 WESTWOOD                                     METRO

Holders of common stock and Class B stock   Holders of common stock are entitled, when
are entitled, when declared by the board    declared by the board of directors, to
of directors, to receive dividends or       receive dividends in cash or other
other distributions payable in cash,        property subject to the rights of holders
capital stock or otherwise, subject to the  of preferred stock and any other
rights of holders of preferred stock and    provisions of Metro's charter. Holders of
any other provisions of Westwood's          Series A convertible preferred stock are
charter.                                    not entitled to receive dividends.
Cash dividends may be distributed to Class
B stockholders only if holders of common
stock receive a corresponding 25% per
share greater dividend. Holders of common
stock may receive a cash dividend even
where Class B stockholders do not.
In the case of non-cash dividends, holders
of common stock and Class B stock shares
must be treated equally, provided that
only common stock will be distributed in
respect of common stock, and only Class B
Stock will be distributed in respect of
Class B Stock.
FOLLOWING THE COMPLETION OF THE MERGER,
WESTWOOD'S NEWLY AUTHORIZED, ISSUED AND
OUTSTANDING SHARES OF PREFERRED STOCK WILL
NOT BE ENTITLED TO RECEIVE DIVIDENDS.
                                     LIQUIDATION
                 WESTWOOD                                     METRO
Except as otherwise required by the DGCL,   In the event of a liquidation, the Series
the common stock and Class B stock have     A convertible preferred stock is entitled
identical liquidation rights.               to receive ratably per share, before any
FOLLOWING THE COMPLETION OF THE MERGER,     distribution or payment made on the common
WESTWOOD'S NEW PREFERRED STOCK WILL HAVE A  stock, an amount in cash equal to ten
PER SHARE LIQUIDATION PREFERENCE OVER THE   percent of the aggregate offering price of
COMMON STOCK AND CLASS B STOCK EQUAL TO     the common stock in Metro's initial public
$.01, THE NEW PREFERRED STOCK'S PAR VALUE.  offering (or $1.60). If Metro's assets are insufficient to pay the total distribution
                                            to which Series A convertible preferred
                                            stockholders are entitled, then all assets
                                            owned by Metro at that time will be
                                            ratably distributed to the Series A
                                            convertible preferred stockholders so that
                                            an equal amount per share is received by
                                            them. Any remaining assets will be
                                            distributed to holders of common stock.

                                    VOTING RIGHTS
                 WESTWOOD                                     METRO
Holders of common stock have one vote per   Holders of common stock have one vote per
share and holders of Class B stock have 50  share and holders of Series A convertible
votes per share on all matters, except as   preferred stock have one vote per share on
set forth under "Board of Directors"        all matters.
below.
Except as described under "Board of         Holders of common stock and Series A
Directors" below, holders of common stock   convertible preferred stock vote together
and Class B stock vote together as a        as a single class.
single class, subject to any voting rights
granted to holders of preferred stock.
There is no cumulative voting for holders   There is no cumulative voting for holders
of common stock or Class B stock.           of common stock or Series A convertible
                                            preferred stock.
Except as otherwise required by law, the    All matters to be voted on by stockholders
charter or as described below under "Board  must be approved by a majority in interest
of Directors," all matters to be voted on   of the stockholders present in person or
by stockholders must be approved by the     by proxy.
affirmative vote of a majority of shares
present in person or represented by proxy
and entitled to vote thereon. The vote
with respect to the approval of the
issuance of the shares of Westwood common
stock to be issued in connection with the
merger is required by the rules of the New
York Stock Exchange rather than by the
charter, the bylaws or the DGCL. For a
description of the vote required by the
rules of the New York Stock Exchange, see
"WESTWOOD ANNUAL MEETING-- Required Vote"
on page 26.

FOLLOWING THE MERGER, THE HOLDERS OF
WESTWOOD'S NEWLY ISSUED PREFERRED STOCK
WILL BE ENTITLED TO ONE VOTE PER SHARE ON
ALL MATTERS AND WILL VOTE TOGETHER WITH
THE HOLDERS OF COMMON STOCK AND CLASS B
STOCK AS A SINGLE CLASS.

         MODIFICATIONS OF STOCK AUTHORIZATION, POWERS, PREFERENCES OR RIGHTS
                 WESTWOOD                                     METRO
The board of directors is authorized to     Same.
establish from time to time the number of
shares to be included in stock series, and
to fix the designation, powers,
preferences and rights, dividend rights,
dividend rates, conversion rights,
exchange rights, voting rights, rights and
terms of redemption, the redemption price
or prices and the liquidation preferences
of any wholly unissued series of shares of
preferred stock, or any of them.
The board of directors may also increase    Same.
or decrease the number of shares of any
series after the issue of the shares of
that series, but not above the total
number of authorized shares of preferred
stock and not below the number of shares
of the series then outstanding. Where the
number of any shares of any series is
decreased below the number of shares of
the series then outstanding, the shares
making up this decrease will resume the
status they had prior to the resolution
originally fixing the number of shares of
the series.
Any proposed amendment to the charter       Without the prior approval of the holders
which would:                                of a majority of the Series A convertible
- increase or decrease the number of        preferred stock, no additional shares of
  authorized shares of common stock or      Series A convertible preferred stock may
  Class B stock;                            be issued, and no change of any
- increase or decrease the par value of     characteristic or provision of, the Series
  the common stock or Class B stock; or     A convertible preferred stock may be
- alter or change the powers, preferences,  authorized.
  relative voting power or special rights
  of the common stock or Class B stock,
  that would affect the foregoing in a
  negative manner
requires the approval of a majority of the
votes entitled to be cast by the holders
of the class affected by the proposed
amendment, voting separately as a class,
in addition to the approval of a majority
of the votes entitled to be cast by the
holders of the common stock and the Class
B stock voting together without regard to
class.
FOLLOWING THE COMPLETION OF THE MERGER
(AND THE ISSUANCE OF SHARES OF NEW
PREFERRED STOCK IN CONNECTION THEREWITH),
NO ADDITIONAL SHARES OF SUCH SERIES OF
PREFERRED STOCK MAY BE ISSUED, AND NO
CHANGE OF ANY CHARACTERISTIC OR PROVISION
OF SUCH SERIES OF PREFERRED STOCK MAY BE
AUTHORIZED WITHOUT THE APPROVAL OF HOLDERS
OF A MAJORITY OF SUCH NEW PREFERRED STOCK.

                               MEETINGS OF STOCKHOLDERS
                 WESTWOOD                                     METRO
Special meetings of the stockholders may    Special meetings of the stockholders may
be called at any time by a majority of the  be called at any time by a majority of the
board of directors or its chairman.         board of directors or authorized committee
                                            of the board of directors.
An annual meeting shall be held for the     Same.
purpose of electing directors and
transacting such business that may
properly be brought before the annual
meeting.
Stockholders having the right to vote at a  Same.
meeting of stockholders may vote either in
person or by proxy executed in writing and
signed by the stockholder. Proxies are
valid for three years unless such proxy
provides for a longer period.
                       ACTION BY STOCKHOLDERS WITHOUT A MEETING
                 WESTWOOD                                     METRO
Stockholders may take action without a      Any action which may be taken at any
meeting only where that action is approved  annual or special meeting of the by a majority of continuing directors, and  stockholders may be taken without a where written consent is obtained from the  meeting, without prior notice and without
holders of outstanding shares of voting     a vote, if a written consent is obtained
stock having at least the minimum voting    from the holders of outstanding shares of
power that would be necessary to take the   voting stock having at least the minimum
action at a meeting of stockholders at      voting power that would be necessary to
which all shares entitled to vote on the    take action at a meeting of stockholders
matter were present and voted.              at which all shares entitled to vote on
                                            the matter were present and voted.

                                  BOARD OF DIRECTORS

                 WESTWOOD                                     METRO
There are currently eight directors.        There are currently eight directors.

There can be no less than three, and no     There can be no less than three and no
more than nine, directors.                  more than nine directors.
Of the directors, at least 33 1/3% must be
independent outside directors. Pursuant to
Westwood's certificate of incorporation,
holders of common stock, voting as a
separate class, have the right to elect
20% of the Board, which amounts to two
directors currently.
IN CONNECTION WITH THE MERGER, THE SIZE OF
THE BOARD OF DIRECTORS WILL BE EXPANDED TO
INCLUDE THIRTEEN SEATS. AFTER SUCH
INCREASE, FIVE DIRECTORS WILL BE REQUIRED
TO BE INDEPENDENT AND THE HOLDERS OF
COMMON STOCK WILL BE ENTITLED TO ELECT
THREE OF THE 13 DIRECTORS.
The board of directors is divided into      The board of directors is divided into
three classes, each consisting of at least  three classes, as nearly equal in number
two directors. The term of the Class I      as the then total number of directors
directors expires at the 2001 annual        constituting the board permits. The term
meeting of stockholders, the term of the    of Class I directors expires at the 2000
Class II directors expires at the 2000      annual meeting of the stockholders, the
annual meeting of stockholders and the      term of the Class II directors expires at
term of the Class III directors, who will   the 2001 annual meeting, and the term of
be elected at the upcoming annual meeting,  the Class III directors expires at the
will expire at the 2002 annual meeting of   2002 annual meeting. Each Metro director
stockholders. Each Westwood director        serves a three year term.
serves a three year term.
Stockholders may remove a director for      Stockholders may remove a director only
cause by the affirmative vote of at least   for cause, by majority vote of the
75% of the combined voting power of         outstanding shares of all classes of stock
outstanding shares of capital stock         entitled to vote in the election of
entitled to vote in the election of         directors voting as a single class.
directors, regardless of class and voting
together as a single class; PROVIDED,
HOWEVER, that if a removal is approved by
a majority of continuing directors, then
only an affirmative vote of the majority
of all outstanding shares entitled to vote
for directors, regardless of class and
voting together as a single class, is
needed.
Vacancies resulting from death,             Any vacancies resulting from death,
resignation, removal or other causes may    resignation, disqualification, an increase
be filled by a majority of the remaining    in the number of directors or any other
directors.                                  cause may be filled by a majority of the
                                            remaining directors, even where less than
                                            a quorum, or by a sole remaining director.
The board of directors or any stockholder   The board of directors or any stockholder
may nominate persons for election to the    may nominate persons for election to the
board of directors. The board of directors  board of directors.
has a two member Nominating Committee.

        LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS
                 WESTWOOD                                     METRO

Directors have no personal liability to     Same.
Westwood or any of its stockholders for
monetary damages for breach of fiduciary
duty as a director, except for liability:
  - for any breach of the director's duty
    of loyalty to Westwood or its
    stockholders;
  - for acts or omissions not in good
    faith or which involve intentional
    misconduct or a knowing violation of
    law;
  - under Section 174 of the DGCL; or
  - for any transaction from which the
    director derived an improper personal
    benefit.
Westwood indemnifies to the fullest extent  Metro indemnifies all persons permissible,
allowed by the DGCL any person who was or   and for each person to the full extent
is a party or is threatened to be made a    allowed, by Section 145 of DGCL, as
party to any threatened, pending, or        amended from time to time.
completed action, suit or proceeding,
whether civil, criminal, administrative,
or investigative, including all appeals by
reason of the fact he or she is or was a
director or officer of the company.
                           AMENDMENT OF CHARTER AND BYLAWS
                 WESTWOOD                                     METRO
Stockholders may adopt, repeal, alter or    Same.
amend the Westwood charter by a majority
vote of both all outstanding capital stock
taken together, and all outstanding
capital stock of each class taken
individually, except as otherwise provided
for in the DGCL.

                                DELAWARE TAKEOVER LAW
                 WESTWOOD                                     METRO
Westwood is subject to the anti-takeover    Metro's charter provides that Section 203
provisions of Section 203 of the DGCL.      of the DGCL is not applicable to it.

The Westwood charter imposes certain
additional requirements with respect to
the approval of "business combinations".
Generally, in addition to any vote
required by law, the charter requires that a business combination be approved by an affirmative vote of the holders of at least:
  - 75% of the voting power of all
    outstanding shares of voting stock,
    voting together as a single class; and
  - a majority of the voting power of all
    outstanding shares of voting stock,
    other than shares held by any
    "interested stockholder" which is a
    party to the business combination or
    by any associate or affiliate of the
    "interested stockholder," voting
    together as a single voting class.
A "business combination" includes a merger of consolidation with, a sale or other disposition of assets to, the issuance of equity securities to, and certain other transactions involving, an interested stockholder.
An "interested stockholder" is generally a person who, together with its affiliates and associates, is the beneficial owner, directly or indirectly, of 5% or more of Westwood's voting stock.
Notwithstanding the general rule, a
business combination will be approved if:
  - there are one or more continuing
    directors and a majority of these
    continuing directors have approved the
    business combination; and
  - the business combination is approved
    by the affirmative vote of Westwood's
    stockholders as required by law (if
    any vote is so required).

Alternatively, a business combination may be approved if it is approved by the affirmative vote of holders of a majority of the voting power of all outstanding shares of voting stock, voting together as a single class, and certain other transactional criteria (including criteria pertaining to both price and process) are met.

                         ELECTION OF WESTWOOD DIRECTORS

    At the Westwood annual meeting, holders of common stock, voting as a separate class, will elect the independent Class III director and holders of common stock and Class B stock, voting together as a single class, will elect the other Class III director, each of whom will serve for a three-year term. The Nominating Committee of the board of directors has nominated Gerald Greenberg (the independent director) and Steven A. Lerman to serve for three-year terms ending in 2002. Both nominees currently serve as Class III directors. Unless otherwise indicated on any proxy, the persons named as proxy voters on the enclosed proxy card for the Westwood annual meeting intend to vote the stock represented by each proxy to elect these nominees. The nominees are willing to serve as directors, but if either refuses or is unable to serve, the management proxy holders will vote for one or more other persons nominated by the Nominating Committee of the board of directors. THE BOARD OF DIRECTORS OF WESTWOOD RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. GREENBERG AND LERMAN AS CLASS III DIRECTORS.

    The continuing directors and nominees for director of Westwood are:

                                                                                                                           TERM
NAME                                                                             AGE      DIRECTOR SINCE      CLASS       EXPIRES
---------------------------------------------------------------------------      ---      ---------------     -----     -----------
Mel Karmazin...............................................................          55           1994              I         2001
Norman J. Pattiz...........................................................          56           1974              I         2001
Joseph B. Smith (Independent)..............................................          71           1994              I         2001
Paul G. Krasnow............................................................          61           1997             II         2000
Farid Suleman..............................................................          47           1994             II         2000
David L. Dennis (Independent)..............................................          50           1994             II         2000
Steven A. Lerman...........................................................          52           1995            III         1999
Gerald Greenberg (Independent).............................................          56           1994            III         1999

    The principal occupations of the two director nominees and each of the six continuing directors are as follows:

    MR. KARMAZIN -- has been a director of Westwood since February 3, 1994. Mr. Karmazin was also President and Chief Executive Officer of Westwood from February 3, 1994 until October 8, 1998. Mr. Karmazin has been the Chief Executive Officer of CBS Corporation since January 1999 and Chairman, President and Chief Executive Officer of Infinity since September 1998. He has been a director of CBS since March 1997 and President and Chief Operating Officer of CBS since April 1998. From May 1997 through April 1998, Mr. Karmazin was Chairman and Chief Executive Officer of the CBS Station Group. From December 1996 through May 1997 he was Chairman and Chief Executive Officer of CBS Radio. From 1981 through December 1996, Mr. Karmazin was President and Chief Executive Officer of Infinity and was a director of Infinity from 1984 through December 1996. Mr. Karmazin is also a member of the Board of Trustees for the Museum of Television and Radio.

    MR. PATTIZ -- founded Westwood in 1974 and has held the position of Chairman of the Board since that time. He was also Westwood's Chief Executive Officer until February 3, 1994.

    MR. SMITH -- has been a director of Westwood since May 24, 1994. He was previously a director of Westwood from February 1984 until February 3, 1994. Since April 1993, Mr. Smith has been the President of Unison Productions, Inc., through which he serves as an industry consultant involved in a number of projects in the entertainment business.

    MR. KRASNOW -- has been a director of Westwood since June 17, 1997. Since September 1974 he has been the President and sole shareholder of Krasnow Insurance Services, Inc., an insurance agency providing life, disability and health benefits, of which he is the sole agent. Mr. Krasnow was also a director of Westwood from 1989 until June 17, 1996.

    MR. SULEMAN -- has been the Executive Vice President, Chief Financial Officer, Secretary and a director of Westwood since February 1994. He has been Executive Vice President, Chief Financial Officer, Treasurer and a director of Infinity since September 1998. Mr. Suleman has been the Senior Vice President, Finance of CBS since August 1998. He also has served as Senior Vice President and Chief Financial Officer of the CBS Station Group since June 1997. From January 1997 to June 1997, he served as Senior Vice President and Chief Financial Officer of CBS Radio. From 1986 until its acquisition by CBS in December 1996, Mr. Suleman was Vice President, Finance, Chief Financial Officer and a director of Infinity.

    MR. DENNIS -- has been a director of Westwood since May 24, 1994. Mr. Dennis has served as Managing Director, Investment Banking for Donaldson, Lufkin & Jenrette Securities Corporation since April 1989.

    MR. LERMAN -- has been a director of Westwood since April 19, 1995. Since 1986, Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC. Mr. Lerman was a director of Infinity from February 1992 through December 1996 and he was also a director of Premiere Radio Networks, Inc. until April 18, 1995.

    MR. GREENBERG -- has been a director of Westwood since May 24, 1994. Since April 1993, Mr. Greenberg has served as President of MJJ Music, a Michael Jackson/Sony owned record label.

    The Westwood board of directors, currently comprised of 8 directors, is divided into three classes (designated as Classes I, II and III) serving staggered three-year terms. Of the directors, at least 33 1/3% must be independent outside directors. Pursuant to Westwood's certificate of incorporation, holders of common stock, voting as a separate class, have the right to elect 20% of the directors. Immediately after the completion of the merger, the number of directorships will increase by five to thirteen by action of the board of directors. Two of the five new directorships will be Class I directorships, one will be a Class II directorship and two will be Class III directorships. One each of the additional Class I and Class III directorships will be designated as independent directorships. It is currently anticipated that Joel Hollander, Westwood's President and Chief Executive Officer, will be appointed as a Class III director and that, pursuant to the merger agreement, David I. Saperstein and Mr. Saperstein's designee will be appointed as Class III and Class I directors, respectively.

    Following the merger, holders of Westwood common stock and the new preferred stock issued in connection with the merger will vote together as a single class to elect all independent directors, at least one of which will be elected each year. The remaining members of the board of directors will be elected by all Westwood stockholders voting together as a single class.

COMMITTEES OF THE WESTWOOD BOARD OF DIRECTORS

    The board of directors has a Compensation Committee, the current members of which are Messrs. Smith, Dennis and Greenberg. The Compensation Committee administers Westwood's stock incentive plan, and is authorized to approve, and may negotiate, employment arrangements with key executives of Westwood and its subsidiaries. During fiscal 1998, there was one formal meeting of the Compensation Committee and the committee members engaged in informal discussions and took several actions by written consent.

    The board of directors also has an Audit Committee, the current members of which are Messrs. Dennis, Krasnow, and Lerman. The Audit Committee is authorized to review Westwood's financial statements, meet with Westwood's auditors and make recommendations to the board of directors about Westwood's internal accounting controls and procedures. There were two meetings of the Audit Committee during fiscal 1998.

    Finally, the board of directors has a Nominating Committee, the current members of which are Messrs. Pattiz and Karmazin, which makes nominations for directors each year. There were no formal meetings of the Nominating Committee in fiscal 1998. Following the Westwood annual meeting, Mr. Dennis also will become a member of the Nominating Committee.

DIRECTOR ATTENDANCE AND COMPENSATION

    During fiscal 1998, the board of directors met on seven occasions. Each of the current directors then in office attended at least 75% of the aggregate of the total number of meetings of the board of directors and of the total number of meetings of committees of the board of directors on which such director served.

    Each director of Westwood who is not also an officer of Westwood receives $3,750 per board meeting attended and $1,875 per committee meeting attended. In addition, each director receives a mandatory annual grant of stock options to acquire 10,000 shares of Westwood common stock. Directors are also reimbursed for expenses incurred in attending meetings. During fiscal 1998, Messrs. Smith, Krasnow, Dennis, Lerman and Greenberg received $28,125, $31,875, $37,500, $31,875 and $31,875, respectively, in board and committee fees.

                       PRINCIPAL STOCKHOLDERS OF WESTWOOD

    The following table sets forth, as of August 20, 1999, the number and percentage of outstanding shares of Westwood common stock and Westwood Class B stock held by:

       - each person or group of persons known to Westwood to beneficially own more than five percent of the outstanding common stock or Class B stock of Westwood;

       -  each of the two director nominees and each of the other directors;

       - each of the executive officers who are listed under "Westwood Executive Compensation" on page 83; and

       -  all current directors and executive officers of Westwood as a group.

    At August 20, 1999, there were 30,735,035 shares of Westwood common stock outstanding, excluding treasury shares, and 351,733 shares of Westwood Class B stock outstanding.

    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under this rule, some shares may be considered beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are considered beneficially owned by a person if that person has the right to acquire the shares (upon exercise of an option, for example) within 60 days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is considered to include the amount of shares beneficially owned by this person (and only this person) because of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                 SHARES OF WESTWOOD COMMON     SHARES OF WESTWOOD CLASS
                                                                           STOCK                       B STOCK
                                                                   BENEFICIALLY OWNED (3)       BENEFICIALLY OWNED (3)
                                                               ------------------------------  ------------------------
                                                                   NUMBER        PERCENTAGE     NUMBER     PERCENTAGE
                                                               ---------------  -------------  ---------  -------------
Infinity Broadcasting Corporation (1)........................      9,000,000(4)        28.4%          --           --
  40 West 57th Street
  New York, NY 10019
Putnam Investments, Inc. (1).................................      4,539,949(5)        14.8%          --           --
  One Post Office Square
  Boston, MA 02109
Capital Research and Management Company (1)..................      3,918,300(6)        12.8%          --           --
  333 South Hope Street
  Los Angeles, CA 90071
Denver Investment Advisors LLC (1)...........................      3,627,800(7)        11.8%          --           --
  1225 17th Street, 26th Floor
  Denver, CO 80202
FMR Corp. (1)................................................      1,983,850(8)         6.5%          --           --
  82 Devonshire Street
  Boston, MA 02109
Metro Networks, Inc..........................................      8,000,000(9)        26.0%          --           --
  2800 Post Oak Blvd., Suite 4000
  Houston, Texas 77056
Norman J. Pattiz (2).........................................      397,840 (10)         1.3%     351,690         99.9%
Mel Karmazin.................................................      778,149 (11)         2.5%          --           --
Farid Suleman................................................      280,000 (12)           *           --           --
Joseph B. Smith..............................................       14,000 (12)           *           --           --
David L. Dennis..............................................       35,605 (13)           *           --           --
Paul G. Krasnow..............................................       76,000 (14)           *           --           --

                                                                 SHARES OF WESTWOOD COMMON     SHARES OF WESTWOOD CLASS
                                                                           STOCK                       B STOCK
                                                                   BENEFICIALLY OWNED (3)       BENEFICIALLY OWNED (3)
                                                               ------------------------------  ------------------------
                                                                   NUMBER        PERCENTAGE     NUMBER     PERCENTAGE
                                                               ---------------  -------------  ---------  -------------
Steven A. Lerman.............................................       20,000 (12)           *           --           --
Gerald Greenberg.............................................        8,000 (12)           *           --           --
Joel Hollander...............................................       50,000 (12)           *           --           --
All current directors and executive officers as a group (9
  persons)...................................................    1,659,594 (15)         5.2%     351,690         99.9%

------------------------

  * Represents less than one percent (1%) of the outstanding shares of Westwood common stock.

 (1) Tabular information and footnotes 4 through 8 are based upon information contained in the most recent Schedule 13D or 13G filings and other information made available to Westwood.

 (2) As of August 20, 1999, Mr. Pattiz, whose business address is 9540 Washington Boulevard, Culver City, California 90232, owned Westwood common stock and Westwood Class B stock representing approximately 36.9% of the total voting power of Westwood capital stock.

 (3) The persons named in the table have sole voting and investment power with respect to all shares of Westwood common stock and Westwood Class B stock, unless otherwise indicated.

 (4) Includes 1,000,000 shares which may currently be acquired upon exercise of warrants at an exercise price of $20 per share.

 (5) Putnam Investments, Inc. as an investment advisor, has no sole voting or dispositive power, but has shared dispositive power for 4,539,949 shares and shared voting power for 106,050 of such shares.

 (6) Capital Research and Management Company, as an investment advisor, has sole dispositive power for 1,975,200 shares. SmallCap World Fund, Inc., an investment advisor which is advised by Capital Research, has sole voting power for 1,943,100 shares.

 (7) Denver Investment Advisors LLC, as an investment advisor, has sole dispositive power for 3,627,800 shares and sole voting power for 2,040,800 of such shares.

 (8) FMR Corp. has sole dispositive power for 1,983,850 shares and has sole voting power for 422,600 of such shares.

 (9) Pursuant to a voting agreement with Infinity, Infinity has agreed to vote, or cause to be voted, all shares owned by it, directly or indirectly, in favor of the issuance of shares of Westwood common stock in connection with the merger, and has granted Metro proxies to vote its shares accordingly. Infinity has also agreed to certain transfer restrictions with respect to its shares.

(10) Includes stock options for 170,000 shares granted under Westwood's amended 1989 stock incentive plan.

(11) Includes stock options for 576,000 shares granted under Westwood's amended 1989 stock incentive plan.

(12) Represents stock options granted under Westwood's amended 1989 stock incentive plan.

(13) Includes stock options for 22,000 shares granted under Westwood's amended 1989 stock incentive plan.

(14) Includes stock options for 6,000 shares granted under Westwood's amended 1989 stock incentive plan.

(15) Includes stock options for 1,096,000 shares granted under Westwood's amended 1989 stock incentive plan.

                         EXECUTIVE OFFICERS OF WESTWOOD

    The names, ages and principal occupations (if not set out previously) of the current executive officers of Westwood and its subsidiaries are as follows:

NAME                                             AGE      POSITION
-------------------------------------------      ---      -------------------------------------------
Norman J. Pattiz...........................          56   Chairman of the Board
Joel Hollander.............................          43   President and Chief Executive Officer
Farid Suleman..............................          47   Executive Vice President, Chief Financial
                                                          Officer, Secretary and Director

    MR. HOLLANDER -- has been Westwood's President and Chief Executive Officer since October 8, 1998. Mr. Hollander was Vice President and General Manager of Infinity's New York radio station WFAN from April 1992 to October 1998. Mr. Hollander is Chairman of the CJ Foundation for SIDS and a member of the Board of Directors of Tomorrow's Children Fund and the CBS Foundation.

    Messrs. Hollander and Suleman serve under a management agreement which is discussed in the following paragraph. Mr. Pattiz has a written employment agreement with Westwood which expires on November 30, 2003, the terms of which are summarized below under "WESTWOOD EXECUTIVE COMPENSATION--Employment Agreements."

    Pursuant to the terms of the management agreement between Westwood and Infinity dated as of March 31, 1999, Infinity manages the business and operations of Westwood, subject to the direction and supervision of the Westwood's Board of Directors, for:

       -  a base management fee of $2,500,000;

       - warrants to purchase 1,000,000 shares of Westwood common stock at an exercise price of $20 per share, which warrants became exercisable on April 30, 1999, after the market price of Westwood common stock reached $30 per share for 20 days during a period of 30 consecutive days; and

       - warrants to purchase 1,000,000 shares of Westwood common stock at an exercise price of $25 per share, which warrants are exercisable only if the market price of Westwood common stock reaches $40 per share for 20 days during any period of 30 consecutive days.

    Infinity also owns, indirectly through a subsidiary, 8,000,000 shares of common stock and currently beneficially owns approximately 28.4% of the Westwood common stock.

                        WESTWOOD EXECUTIVE COMPENSATION

    Details regarding compensation are provided in this joint proxy statement/prospectus for each of the executive officers of Westwood who served as an executive officer at the end of, or during, the fiscal year ended December 31, 1998:

Norman J. Pattiz.....................  Westwood's Chairman of the Board at
                                       December 31, 1998.
Joel Hollander.......................  Westwood's President and Chief
                                       Executive Officer at December 31,
                                       1998.
Mel Karmazin.........................  Westwood's President and Chief
                                       Executive Officer until October 8,
                                       1998.
Farid Suleman........................  Westwood's Executive Vice President
                                       and Chief Financial Officer at
                                       December 31, 1998.
Gregory P. Batusic...................  President of Westwood One
                                       Entertainment until March 26, 1998.

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation received by Westwood's executive officers for the years ending December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM COMPENSATION
                                                                                                       --------------------------
                                                       ANNUAL COMPENSATION                             SECURITIES     ALL OTHER
                                           FISCAL     ----------------------       OTHER ANNUAL        UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR      SALARY ($)  BONUS ($)    COMPENSATION ($) (1)    OPTIONS (#)       ($)
---------------------------------------  -----------  ----------  ----------  -----------------------  -----------  -------------
Norman J. Pattiz.......................        1998   $  729,167          --                --            500,000            --
  Chairman of the Board                        1997      750,000          --                --                 --            --
                                               1996      750,000  $  302,500                --                 --            --

Mel Karmazin...........................        1998           --          --                --                 --            --
  Chief Executive Officer and President        1997           --          --             -- --            740,000            --
  (2) (3)                                      1996           --          --                                   --            --

Joel Hollander.........................        1998           --          --                --            250,000            --
  Chief Executive Officer and President
  (2) (3)

Farid Suleman..........................        1998           --          --                --                 --            --
  Executive Vice President and Chief           1997           --          --                --            200,000            --
  Financial Officer (2)                        1996           --          --                --                 --            --

Gregory P. Batusic.....................        1998      130,769          --                --                 --     $   1,000(5)
  President-Westwood One Entertainment    1997 1996      400,000          --                --            100,000         2,250(5)
  (4)                                                    379,167     133,333                --                 --         2,250(5)

------------------------

(1) This column includes the aggregate cost to Westwood (if such amount exceeded the lesser of $50,000 or 10% of such officer's salary and bonus) of providing various perquisites and other personal benefits.

(2) Messrs. Karmazin and Suleman assumed their positions effective February 3, 1994 and Mr. Hollander assumed his position effective October 8, 1998, in each case pursuant to the terms of a management agreement between Westwood and Infinity. Messrs. Karmazin, Hollander and Suleman do not receive any cash compensation from Westwood. All compensation under the management agreement is paid to Infinity. Mr. Hollander was granted 250,000 options to purchase common stock in 1998, while Messrs. Karmazin and Suleman were granted 740,000 and 200,000 options, respectively, in 1997.

(3) On October 8, 1998 Mr. Karmazin resigned his positions of Chief Executive Officer and President and Mr. Hollander became an executive officer of Westwood.

(4) Mr. Batusic became an executive officer of Westwood on June 1, 1992. Mr. Batusic resigned his position with Westwood effective March 26, 1998.

(5) All other compensation for Mr. Batusic consisted of Westwood contributions to the employee savings and profit-sharing plan.

STOCK OPTIONS

    The following two tables provide information on stock option grants made to the executive officers in 1998, options exercised during 1998 and options outstanding on December 31, 1998.

                          OPTION GRANTS IN FISCAL 1998

                                                                  INDIVIDUAL GRANTS
                                                     -------------------------------------------  POTENTIAL REALIZABLE VALUE
                                         NUMBER OF      % OF TOTAL                                AT ASSUMED ANNUAL RATES OF
                                        SECURITIES    OPTIONS GRANTED                              STOCK PRICE APPRECIATION
                                        UNDERLYING          TO          EXERCISE OR                     FOR OPTION TERM
                                          OPTIONS      EMPLOYEES IN     BASE PRICE   EXPIRATION   ---------------------------
NAME                                    GRANTED (#)   FISCAL YEAR (4)    ($/SHARE)      DATE         5% ($)        10% ($)
--------------------------------------  -----------  -----------------  -----------  -----------  ------------  -------------
Norman J. Pattiz......................     500,000(2)            67%     $   28.13     04/29/08   $  8,861,000  $  22,363,000
Mel Karmazin..........................          --              --              --           --             --             --
Joel Hollander........................     250,000(3)            33%         16.32     10/08/08      5,141,000     12,974,000
Farid Suleman.........................          --              --              --           --             --             --
Gregory P. Batusic (1)................          --              --              --           --             --             --

------------------------

(1) Mr. Batusic forfeited his unvested options on March 26, 1998, the date he resigned his position with Westwood.

(2) These options were granted under the amended 1989 stock incentive plan on April 29, 1998 and become exercisable 20% per year (100,000) on each anniversary date between 1999 and 2003.

(3) These options were granted under the amended 1989 stock incentive plan on October 8, 1998 and become exercisable 20% per year (50,000) on each anniversary date between 1999 and 2003.

(4) Percentage calculations exclude the impact of a mandatory grant of 50,000 options at $26.00 per share on June 16, 1998 to outside directors (10,000 each to Messrs. Dennis, Greenberg, Krasnow, Lerman and Smith) of which, in accordance with the terms of the amended 1989 stock incentive plan, 20% became exercisable on June 16, 1999 and the remainder become exercisable 20% per year on each June 16 between 2000 and 2003.

                   AGGREGATE OPTION EXERCISES IN FISCAL 1998
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING             VALUE OF UNEXERCISED,
                                                                   UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR END (#)    AT FISCAL YEAR END ($) (1)
                                 SHARES ACQUIRED     VALUE      --------------------------  ---------------------------
NAME                             ON EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------  ---------------  ------------  -----------  -------------  ------------  -------------
Norman J. Pattiz...............       215,000(2)  $  3,502,000(3)    170,000      400,000   $  1,995,000   $   948,000
Mel Karmazin...................            --               --     428,000        662,000      5,884,000     1,749,000
Joel Hollander.................            --               --          --        250,000             --     3,545,000
Farid Suleman..................            --               --     280,000        170,000      5,130,000     2,508,000
Gregory P. Batusic.............        75,000(2)       905,000(3)         --           --             --            --

------------------------

(1) On December 31, 1998, the closing per share price for Westwood's common stock on the New York Stock Exchange was $30.50.

(2) Represents the exercise of options granted under the amended 1989 stock incentive plan and, in the case of Mr. Pattiz, also includes options granted pursuant to his 1986 employment agreement.

(3) The reported amount excludes the per share exercise prices for all option shares exercised.

EMPLOYMENT AGREEMENTS

    Westwood has a written employment agreement with Mr. Pattiz, effective April 29, 1998, pursuant to which Mr. Pattiz is to serve as Chairman of the Board for a five-year term ending November 30, 2003 at an annual salary of $500,000. The agreement also granted Mr. Pattiz ten-year options to acquire 500,000 shares of Common Stock under the amended 1989 stock incentive plan (which vest at the rate of 100,000 shares per year over the five-year term of the employment agreement) and provides additional benefits which are standard for executives in the industry. The agreement generally will be terminable by Mr. Pattiz upon ninety days' written notice to Westwood. It will be terminable by Westwood only in the event of death, permanent and total disability, or for "cause." In the event of permanent and total disability, Mr. Pattiz will receive his base salary for the following twelve months and 75% of his base salary for the remainder of the term of the agreement. In the event of a "change of control," as defined in the agreement, any unvested options granted pursuant to this agreement will become immediately exercisable and Mr. Pattiz will continue to receive any base compensation he would have otherwise been entitled to receive for the remaining term of the agreement. In addition, Mr. Pattiz has full "piggy back registration rights" and limited demand registration rights with respect to any and all Westwood common stock owned by him.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Smith and Greenberg, have served on the Compensation Committee since May 24, 1994 and Mr. Dennis has served on the Compensation Committee since June 17, 1997.

    Mr. Karmazin, Westwood's Chief Executive Officer until 1998, was responsible until October 8, 1998 for determining the salary and cash flow objectives that would result in bonuses being paid to Westwood's executive officers (other than with respect to Mr. Pattiz, whose salary was determined pursuant to the terms of his employment agreement). Since October 8, 1998, Mr. Hollander, Westwood's current President and Chief Executive Officer, has been responsible for determining such salary and cash flow objectives.

    Mr. Dennis has served as a Managing Director, Investment Banking of DLJ since April 1989. During 1998, Westwood used DLJ as its broker to repurchase 3,237,800 shares of common stock in the open market for approximately $62,013,000. DLJ has served as Westwood's financial advisor in connection with the merger with Metro. For its role as such, DLJ will receive fees of $1.25 million, as well as an additional $100,000 each time that it is required to deliver an update of its fairness opinion.

RELATIONSHIPS AND TRANSACTIONS OF NOTE

    Messrs. Karmazin, Hollander and Suleman are officers or employees of Infinity, which at August 20, 1999 owned indirectly 8,000,000 shares of Westwood common stock and owned directly currently exercisable warrants to purchase 1,000,000 shares of Westwood common stock. Infinity manages the business and operations of Westwood pursuant to the terms of a management agreement between the two companies which become effective as of March 31, 1999. Under a predecessor management agreement, Westwood incurred expenses aggregating approximately $2,226,000 during fiscal 1998.

    Effective as of March 31, 1999, Westwood entered into an amended and restated representation agreement with Infinity to operate the CBS Radio Network for five years, which agreement replaced a two-year old representation agreement. Westwood retains all revenue and is responsible for all expenses of the CBS Radio Networks from the effective date of the representation agreement. In addition, a number of Infinity's radio stations are affiliated with Westwood's radio networks and Westwood purchases several programs from Infinity. During 1998, Westwood incurred expenses aggregating approximately $67,612,000 for the representation agreement and Infinity affiliations and programs. Westwood currently anticipates that it will continue to have these kinds of arrangements with Infinity and its radio stations in the future. The management agreement provides that all transactions between Westwood and Infinity or its affiliates will be on a basis that is at least as favorable to Westwood as if the transaction were entered into with an independent third party. In addition, all agreements between Westwood and Infinity or any of its affiliates must be approved by the Westwood board of directors.

    Mr. Lerman has been a member of the Washington, D.C. law firm of Leventhal, Senter and Lerman, PLLC since 1986. From time to time, Westwood engages Leventhal, Senter and Lerman, PLLC in certain matters.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires Westwood's executive officers and directors, and persons who own more than ten percent of a registered class of Westwood's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and ten percent shareholders are required by SEC regulation to furnish Westwood with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from its directors and executive officers, Westwood believes that during 1998 its executive officers, directors and ten percent beneficial owners complied with all filing requirements applicable to them.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors consists of at least two independent, outside directors. Currently, Messrs. Smith, Dennis and Greenberg serve on the Committee.

    The Compensation Committee administers Westwood's stock incentive plan and may review employment arrangements with executive officers of Westwood other than Mr. Hollander, who serves as Westwood's President and Chief Executive Officer, and Mr. Suleman, who serves as Westwood's Executive Vice President and Chief Financial Officer, respectively, pursuant to the management agreement with Infinity described above.

    Under the terms of the management agreement--pursuant to which Mr. Karmazin served as Westwood's President and Chief Executive Officer until October 8, 1998--Mr. Hollander currently serves as Westwood's President and Chief Executive Officer, and Mr. Suleman serves as Westwood's Executive Vice President and Chief Financial Officer. Westwood pays a management fee to Infinity in lieu of salaries to these officers. Accordingly, the Compensation Committee does not set the base salaries or annual cash bonus incentives for these officers, but does have the authority to grant stock incentives to these officers. Moreover, during 1998 Messrs. Karmazin and Hollander, as Westwood's chief executive officers under the Infinity management agreement, were responsible for determining the amount of salary and bonus payable to Westwood's executive officers, except to the extent that such matters were required to be determined in accordance with pre-existing employment arrangements.

    The compensation policies utilized by the Compensation Committee and the Chief Executive Officer are intended to enable Westwood to attract, retain and motivate executive officers to meet company goals using appropriate combinations of base salary and incentive compensation in the form of annual cash bonuses and stock incentives. Generally, compensation decisions are based on contractual commitments, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. The foregoing factors are listed in order of their relative importance in making compensation decisions.

    Stock incentives have been granted under Westwood's amended 1989 Stock Incentive Plan and, subject to stockholder approval of Westwood's 1999 Stock Incentive Plan at the Westwood annual meeting, may be granted under Westwood's 1999 Stock Incentive Plan, by the Compensation Committee, at its sole discretion, to officers and employees of Westwood to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Compensation Committee consults with the Chief Executive Officer and others in management, as applicable. In evaluating the performance of the Chief Executive Officer, the Compensation Committee may consult with the entire Board of Directors. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Compensation Committee, at its sole discretion, to newly hired officers and employees as an inducement to accept employment with the company.

    Salary paid to Mr. Pattiz for 1998 was based on the terms of his 1994 employment agreement with Westwood, as well as pursuant to a new five-year employment agreement which expires on November 30, 2003. In arriving at the terms of Mr. Pattiz's new employment agreement, the Committee considered Mr. Pattiz's contributions in assisting Westwood to achieve its strategic objectives as well as the future contributions which can be made by Mr. Pattiz. The Committee also considered Westwood's overall performance and comparative compensation information.

    THE COMPENSATION COMMITTEE

    Joseph B. Smith, Chairman of the Compensation Committee

    Gerald Greenberg

    David L. Dennis

PERFORMANCE GRAPH

    The performance graph below compares the performance of Westwood's common stock to the Dow Jones Equity Market Index and the Dow Jones Media Industry Index for Westwood's last five calendar years. The graph assumes that $100 was invested in Westwood's common stock and each index on December 31, 1992.

    The following table sets forth the closing price of Westwood's Common Stock at the end of each of the last five calendar years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 DOLLARS

             Westwood One   DJ Equity Market   DJ Media Industry
1993              100.000            100.000             100.000
1994              116.348            100.771              96.149
1995              168.616            139.280             137.893
1996              198.449            172.155             142.206
1997              443.019            228.937             201.046
1998              363.962            293.891             268.413

BASE YEAR       1993       1994       1995       1996       1997       1998
------------  ---------  ---------  ---------  ---------  ---------  ---------
              $   8 3/8  $   9 3/4  $  14 1/8  $  16 5/8  $  37 1/8  $  30 1/2

                 APPROVAL OF WESTWOOD 1999 STOCK INCENTIVE PLAN

    In March 1999, the Westwood board of directors approved the 1999 Stock Incentive Plan. On July 23, 1999, the Westwood board of directors amended the 1999 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder from 2,000,000 to 7,000,000 to provide for an adequate number of option shares after the completion of the merger. The 1999 Stock Incentive Plan, as so amended, is subject to the approval of Westwood stockholders at the annual meeting. The 1999 Stock Incentive Plan is designed to replace, and is substantially identical to, Westwood's amended 1989 Stock Incentive Plan, which was previously approved by Westwood's stockholders and which has expired. The following summary of the material provisions of the 1999 Stock Incentive Plan is a summary description only and is not intended to be a complete description of the plan. For a complete discussion, the full text of the plan, as amended, is attached to this joint proxy statement/prospectus as Annex G.

    The purpose of the 1999 Stock Incentive Plan is to authorize the grant to key employees of Westwood or any of its subsidiaries of stock options, purchase rights, performance rights and stock appreciation rights. The board of directors continues to believe that a stock incentive program is an important factor in retaining and rewarding executives, directors and other selected persons who are important to the success of Westwood. The board of directors believes, moreover, that Westwood is in a better position to attract and retain qualified outside directors if its stock incentive program provides for mandatory grants to such directors on an ongoing basis. Accordingly, the board of directors unanimously recommends a vote in favor of approving the 1999 Stock Incentive Plan.

SUMMARY OF MATERIAL PROVISIONS OF THE 1999 STOCK INCENTIVE PLAN

    GENERAL TERMS

    Under the 1999 Stock Incentive Plan, 7,000,000 shares of authorized but unissued Westwood common stock have been reserved for issuance. This number is subject to adjustment in the event of a reorganization, recapitalization, stock split or similar transaction affecting the capital structure of Westwood. The plan limits to 400,000 the number of shares of common stock as to which the Compensation Committee may award stock options or stock appreciation rights (referred to herein as SARs) to any individual, inclusive of all stock options and SARs that have been canceled, surrendered or repriced. The plan will remain in existence for 10 years from its inception in March 1999, or until otherwise terminated by the Westwood board of directors.

    The 1999 Stock Incentive Plan will be administered by the board of directors, provided that each member of the board of directors consists of non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (so long as disinterested administration is required under Rule 16b-3), or by a committee consisting of at least two directors who are non-employee directors, or otherwise in compliance with Rule 16b-3. To the extent and at the time required by the Treasury Department Regulations under
Section 162(m) and the Internal Revenue Code, these directors must also qualify as outside directors within the meaning of such regulations. Currently, the Compensation Committee administers the plan.

    The 1999 Stock Incentive Plan permits the grant of stock options, stock purchase rights, stock performance rights and SARs to employees, officers, consultants or directors of Westwood (or a subsidiary) who are responsible for, or contribute to, the management, growth or profitability of Westwood. As of the date of this joint proxy statement/prospectus, approximately 75 people are eligible to participate.

    Under the 1999 Stock Incentive Plan, if the employment or service of someone who holds the options or rights described above is terminated other than as a result of death or disability, the options or rights that are then exercisable may continue to be exercisable for a period of up to three months after the date of termination. If termination is due to death or disability, then the options or rights that are then exercisable may be exercised within one year after the date of such occurrence.

    STOCK OPTIONS

    Stock options granted under the 1999 Stock Incentive Plan may be either statutory incentive stock options within the meaning of the Internal Revenue Code, or options which do not qualify for special tax treatment, often referred to as non-qualified stock options. Only employees of Westwood may receive incentive stock options.

    Stock options granted under the 1999 Stock Incentive Plan (except some incentive stock options as described below) may be exercisable for a term of no longer than ten years from the date of grant at an exercise price per share of not less than 100% of the fair market value of the common stock at the date of the grant. Under the plan, the plan administrator may also grant repriced "reload stock options" to participants. A reload stock option may be an incentive stock option or a non-qualified stock option depending on the type of stock option previously granted to the optionee, and which is being adjusted by the reload stock option. The optionee must elect to retain the previously granted stock option or to exchange it for the reload stock option. The reload stock option will be for the number of shares of common stock underlying the stock option surrendered by the participant. The exercise price will be not less than the fair market value of the common stock at the date of grant of the reload stock option. Additionally, the plan administrator will have the right to determine a new vesting schedule for the reload stock option. The exercise price of any options granted under the 1999 Stock Incentive Plan may be paid in cash, common stock, or promissory notes under terms authorized by the plan administrator.

    In the case of the incentive stock options granted to officers or employees who own more than ten percent of the voting power of all classes of stock of Westwood, or any of its subsidiaries, immediately prior to the grant, the exercise price may not be less than 110% of the fair market value of the common stock at the date of grant, and the option term may not expire more than five years after the date of grant. The aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which incentive stock options are first exercisable by any eligible person during any calendar year may not exceed $100,000. A maximum of 200,000 shares of the common stock reserved under the 1999 Stock Incentive Plan may be allocated to incentive stock options.

    MANDATORY GRANTS TO OUTSIDE DIRECTORS

    Effective on the initial date of grant (as defined below), and every year thereafter on the date of the annual meeting of Westwood stockholders, the board of directors will grant a ten year non-qualified stock option to purchase 10,000 shares of common stock to each director who is not also an officer or employee of Westwood. All stock options awarded under this provision will be granted at an exercise price per share equal to 100% of the fair market value of the common stock on the date of grant and will be exercisable at the rate of 20% per year on the anniversary of the date of grant. The initial date of grant means June 10, 1999 with respect to directors who serve on the board of directors at this date, and with respect to any other director means the date the director is appointed to the board of directors. All other provisions of the Plan regarding the terms of non-qualified stock options will be applicable to the mandatory grants to directors. The provisions regarding mandatory grants to directors may not be amended more than once every six (6) months, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

    STOCK APPRECIATION RIGHTS

    Under the 1999 Stock Incentive Plan, the plan administrator may grant SARs alone, or in tandem with, stock options. SARs granted alone may have a term of no longer than ten years from the date of grant and will grant to the holder the right to receive upon exercise of the SAR, either in cash or in whole shares of common stock as determined by the plan administrator, an amount equal to the difference between the fair market value of the common stock on the date of exercise of the SAR and the fair market value of the common stock on the date of grant of the SAR.

    SARs granted in tandem with a stock option will grant to the holder the right to receive, upon exercise of the SAR, either in cash or in whole shares of common stock as determined by the plan administrator, an amount equal to the difference between the fair market value of the shares of common stock issued under a stock option granted in tandem with the SAR and surrendered by the holder on the date of exercise of the SAR, and the exercise price of the common stock issued under the stock option granted in tandem with the SAR. SARs granted in tandem with stock options shall only be exercisable when the tandem stock option is exercisable and shall have a term equal to the term of that stock option.

    STOCK PURCHASE RIGHTS

    Under the 1999 Stock Incentive Plan, the right to purchase common stock may be granted to certain eligible persons. The shares subject to purchase will have a purchase price not less than the fair market value of the common stock on the date of grant. The purchase price will be paid in full at the time of exercise in cash or cash equivalents, or shares of common stock, subject to some requirements. Subject to approval by the plan administrator, a participant may borrow money from Westwood to purchase the shares. This loan will be evidenced by a promissory note. Liability for principal and interest under this promissory note may be forgiven by Westwood, in whole or in part, in accordance with a formula based on the achievement of specific objective and verifiable performance goals (such as earnings per share or earnings before interest, taxes, depreciation and amortization) established by the plan administrator in accordance with the Treasury Department Regulations.

    STOCK PERFORMANCE RIGHTS

    Under the 1999 Stock Incentive Plan, the payment of cash or grant of common stock subject to the performance of a specified goal or goals may be awarded to eligible persons. The plan administrator will specify objective and verifiable performance goals to be achieved by the holder of options or rights during an incentive period of not less than two years from the date of grant, such as earnings per share or earnings before interest, taxes, depreciation and amortization in accordance with the Treasury Department Regulations. No payment may be made with respect to any of these rights prior to the expiration of the incentive period described above. Payment with respect to any of these rights may be made in cash, in shares of common stock, or by a combination of these as determined by the plan administrator. In the event that payment is made pursuant to any of these rights (in whole or in part) in the form of common stock, the shares will be valued at their fair market value at the end of the incentive period.

    The amount actually paid to any grantee pursuant to any one of these rights, regardless of its terms, may not exceed 125% of the grantee's highest annual rate of base compensation for the final year in the incentive period. In addition, not more than one of these rights awarded to a grantee shall become payable in a single fiscal year.

    TRANSACTIONS THAT MAY AFFECT THE 1999 STOCK INCENTIVE PLAN

    The plan provides that if Westwood merges or consolidates with another corporation, or if it is liquidated or sells substantially all of its assets while unexercised rights remain outstanding under the plan, the plan administrator will have the right to make one or more of the following adjustments:

    - any limitations or vesting periods set out in or imposed pursuant to the plan may be waived or accelerated, so that rights will be exercisable in part or in full from and after a date specified by the plan administrator;

    - after the effective date of the merger, consolidation, liquidation, sale or other disposition, each holder of an outstanding right may be entitled, upon exercise, to receive in lieu of common stock, the type and amount of securities (or assets) to which the holder would have been entitled if, immediately prior to this event, the holder had been the holder of a number of shares of common stock equal to the number of shares to which the right may be exercised; or

    - all outstanding rights may be canceled by the plan administrator as of the effective date of any merger, consolidation, liquidation, sale or other disposition.

    AMENDMENT AND TERMINATION

    The Board of Directors may amend, alter or discontinue the 1999 Stock Incentive Plan without stockholder approval, except that no amendment may be made without stockholder approval if such amendment would:

    - materially increase the total number of shares reserved for issuance;

    - materially increase the benefits accruing to participants;

    - materially modify the requirements for eligibility; or

    - increase the number of shares allocable to incentive stock options.

    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The statements in the following paragraphs of the principal federal income tax consequences of awards under the 1999 Stock Incentive Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this joint proxy statement/prospectus, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

    INCENTIVE STOCK OPTIONS. Incentive stock options ("ISOs") granted under the 1999 Stock Incentive Plan are intended to meet the definitional requirements of
Section 422(b) of the Internal Revenue Code for "incentive stock options."

    An employee who receives an ISO does not recognize any taxable income upon the grant of the ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (2) the employee is employed by Westwood or a subsidiary corporation (within the meaning of Section 424(f) of the Internal Revenue Code) of Westwood from the date of grant of the option until three months prior to its exercise, except where the employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as we define it below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options, Stock Appreciation Rights, Stock Purchase Rights and Stock Performance Rights."

    If after exercising an ISO, an employee disposes of the Westwood stock acquired under the ISO more than two years from the date of grant and more than one year from the date of transfer of the Westwood stock pursuant to the exercise of the ISO (the "applicable holding period"), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held the shares as a capital asset at the time of disposition). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Internal Revenue Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

    An employee who exercises an ISO by delivering Westwood stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of the Westwood stock if the shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to the previously acquired shares.

    Westwood will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Westwood stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, Westwood generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that the amount constitutes an ordinary and necessary business expense to Westwood and is reasonable and the limitations of Sections 280G and 162(m) of the Internal Revenue Code (which we discuss below) do not apply.

    NON-QUALIFIED STOCK OPTIONS, STOCK APPRECIATION RIGHTS, STOCK PURCHASE RIGHTS AND STOCK PERFORMANCE RIGHTS. Non-qualified stock options ("NSOs") granted under the 1999 Stock Incentive Plan are options that do not qualify as ISOs. An individual who receives an NSO or a stock right will not recognize any taxable income upon the grant of an NSO or right. However, the individual generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Westwood stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of a right, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

    As a result of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred (generally for up to six months) for any individual who is an officer or director of Westwood or a beneficial owner of more than ten percent (10%) of any class of equity securities of Westwood. Absent an election pursuant to Section 83(b) of the Internal Revenue Code (as we describe it below), recognition of income by the individual will be deferred until the expiration of the deferral period, if any.

    The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or a right will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an NSO or the exercise of a right, Westwood may satisfy the liability in whole or in part by withholding shares of Westwood stock from those that otherwise would be issuable to the individual or by the individual tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

    A federal income tax deduction generally will be allowed to Westwood in an amount equal to the ordinary income included by the individual with respect to his or her NSO or right, provided that such amount constitutes an ordinary and necessary business expense to Westwood and is reasonable and the limitations of Sections 280G and 162(m) of the Internal Revenue Code do not apply.

    If an individual exercises an NSO by delivering shares of Westwood stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she paid the exercise price in cash, and Westwood likewise generally will be entitled to an equivalent tax deduction.

    If the board of directors permits an individual to transfer an NSO to a member or members of the individual's immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including, without limitation, whether the NSO or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift and the individual retains no interest in or power over the NSO after the transfer, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain whether the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

    With respect to awards or grants under the 1999 Stock Incentive Plan that are settled in shares of Westwood stock that are restricted as to transferability and subject to a substantial risk of forfeiture-- absent a written election pursuant to Section 83(b) of the Internal Revenue Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award or grant (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which
(1) the shares become transferable or (2) the restrictions that impose a substantial risk of forfeiture of the shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award or grant, if any. The ordinary income recognized with respect to the receipt of shares of Westwood stock will be subject to both wage withholding and other employment taxes.

    Westwood will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the individual, provided that such amount constitutes an ordinary and necessary business expense to Westwood and is reasonable and the limitations of Sections 280G and 162(m) of the Internal Revenue Code do not apply.

    CHANGE IN CONTROL. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of Westwood (as defined in Section 280G of the Internal Revenue Code), including payments under the 1999 Stock Incentive Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, the individual's average annual compensation for the five calendar years preceding the change in control), then, the payments may be treated as "parachute payments" under the Internal Revenue Code, in which case a portion of such payments would be non-deductible to Westwood and the individual would be subject to a 20% excise tax on that portion of the payments.

    CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or a right or the disqualifying disposition of stock purchased pursuant to an ISO). One exception applies to certain performance-based compensation provided that the compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its stockholders, Westwood believes that options and certain performance-based awards granted under the 1999 Stock Incentive Plan should qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code.

    NEW PLAN BENEFITS AND MARKET VALUE OF COMMON STOCK

    No stock options or other rights have been granted under the 1999 Stock Incentive Plan. Subject to stockholder approval of the plan at the annual meeting, an annual mandatory grant of options to purchase an aggregate of 10,000 shares of Westwood common stock will be made to each of Westwood's outside directors in 1999 and each year thereafter. Any future outside directors will also receive a mandatory grant of options to purchase 10,000 shares of Westwood common stock effective on the date on which such director is appointed to the board of directors and every year thereafter. Other than the foregoing mandatory grants, the plan administrator, currently the Compensation Committee, will determine the number of stock options and other rights to be granted under the plan in the future.

    The last sales price for the common stock as reported on the NYSE on August 20, 1999 was $36 per share.

    THE BOARD OF DIRECTORS OF WESTWOOD RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1999 STOCK INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE WESTWOOD COMMON STOCK AND WESTWOOD CLASS B STOCK, VOTING TOGETHER AS A SINGLE CLASS, PRESENT OR REPRESENTED AT THE WESTWOOD ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSAL.

                SELECTION OF WESTWOOD'S INDEPENDENT ACCOUNTANTS

    Action will be taken at the annual meeting to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Westwood for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has been the independent accountants of Westwood since 1984. Westwood knows of no direct or material indirect financial interest of PricewaterhouseCoopers LLP in Westwood or of any connection of that firm with Westwood in the capacity of promoter, underwriter, voting trustee, officer or employee. Members of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS OF WESTWOOD RECOMMENDS THAT WESTWOOD STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS WESTWOOD'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE WESTWOOD COMMON STOCK AND WESTWOOD CLASS B STOCK, VOTING TOGETHER AS A SINGLE CLASS, PRESENT OR REPRESENTED AT THE WESTWOOD ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS WESTWOOD'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 LEGAL MATTERS

    The legality of the shares of Westwood common stock to be issued in the merger will be passed on by Weil, Gotshal & Manges LLP. Some other legal matters relating to the merger are being passed upon for Westwood by Weil, Gotshal & Manges LLP. Some legal matters relating to the merger are being passed upon for Metro by Paul, Hastings, Janofsky & Walker LLP.

                                    EXPERTS

    The financial statements incorporated in this joint proxy statement/prospectus by reference to Westwood's Annual Report on Form 10-K for the year ended December 31, 1998 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The consolidated financial statements included in Metro's Annual Report on Form 10-K for the year ended December 31, 1998 have been audited by KPMG LLP, independent public accountants, as indicated in their report on that matter, and are incorporated by reference herein in reliance upon their authority as experts in accounting and auditing in giving these kinds of reports.

                             STOCKHOLDER PROPOSALS

    Due to the pending completion of the merger, Metro does not currently expect to hold a 2000 Annual Meeting of Stockholders because it will be a wholly-owned subsidiary of Westwood following the merger. In the event the merger is not completed, proposals of Metro stockholders to be included in the proxy statement to be mailed to all Metro's stockholders entitled to vote at the Metro's 2000 Annual Meeting must be received at Metro's principal executive offices not later than December 31, 1999.

    Any stockholder proposal intended for inclusion in Westwood's proxy statement for Westwood's 2000 Annual Meeting of Stockholders must be received at Westwood's principal executive offices no later than December 31, 1999.

                                                                         ANNEX A

                                                                 COMPOSITE COPY*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                                     AMONG
                              WESTWOOD ONE, INC.,
                            COPTER ACQUISITION CORP.
                            AND METRO NETWORKS, INC.

----------------------------------------------------------------------
----------------------------------------------------------------------

* This composite copy of the merger agreement combines the merger agreement dated as of June 1, 1999 and the amendment to the merger agreement dated as of August 19, 1999. Any text that has been added to, or that has replaced text in, the original merger agreement as a result of the amendment appears in italics and bold.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
 Article 1     THE MERGER..................................................................................         A-1
         1.1   The Merger..................................................................................         A-1
         1.2   Effective Time..............................................................................         A-1
         1.3   Closing of the Merger.......................................................................         A-2
         1.4   Effects of the Merger.......................................................................         A-2
         1.5   Certificate of Incorporation and Bylaws of the Surviving Corporation........................         A-2
         1.6   Directors of the Surviving Corporation......................................................         A-2
         1.7   Officers of the Surviving Corporation.......................................................         A-2
 Article 2     CONVERSION OF SHARES; MERGER CONSIDERATION..................................................         A-2
         2.1   Conversion of Shares........................................................................         A-2
         2.2   Exchange Fund...............................................................................         A-3
         2.3   Stock Options...............................................................................         A-5
 Article 3     REPRESENTATIONS AND WARRANTIES OF COMPANY...................................................         A-6
         3.1   Organization and Qualification; Subsidiaries................................................         A-6
         3.2   Capitalization of Company and Its Subsidiaries..............................................         A-6
         3.3   Authority Relative to This Agreement........................................................         A-7
         3.4   SEC Reports; Financial Statements; No Undisclosed Liabilities...............................         A-8
         3.5   Information Supplied........................................................................         A-9
         3.6   Consents and Approvals; No Violations.......................................................         A-9
         3.7   No Default..................................................................................        A-10
         3.8   Absence of Changes..........................................................................        A-10
         3.9   Litigation..................................................................................        A-12
         3.10  Compliance with Applicable Law..............................................................        A-12
         3.11  Employee Plans..............................................................................        A-12
         3.12  Labor and Employment Matters................................................................        A-13
         3.13  Taxes.......................................................................................        A-14
         3.14  Material Contracts..........................................................................        A-16
         3.15  Insurance...................................................................................        A-17
         3.16  Real Property...............................................................................        A-17
         3.17  Tangible Property...........................................................................        A-18
         3.18  Intellectual Property.......................................................................        A-18
         3.19  Year 2000...................................................................................        A-19
         3.20  Books and Records...........................................................................        A-19
         3.21  Absence of Questionable Payments............................................................        A-19
         3.22  Opinion of Financial Advisor................................................................        A-19
         3.23  Brokers.....................................................................................        A-19
         3.24  Takeover Statutes; Dissenters' Rights.......................................................        A-19
         3.25  Existing Discussions........................................................................        A-20
 Article 4     REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.....................................        A-20
         4.1   Organization and Qualification; Subsidiaries................................................        A-20
         4.2   Capitalization of Parent and Its Subsidiaries...............................................        A-20
         4.3   Authority Relative to This Agreement........................................................        A-21
         4.4   SEC Reports; Financial Statements; No Undisclosed Liabilities...............................        A-22
         4.5   Information Supplied........................................................................        A-23
         4.6   Consents and Approvals; No Violations.......................................................        A-23
         4.7   No Default..................................................................................        A-23
         4.8   Absence of Changes..........................................................................        A-24

         4.9   Litigation..................................................................................        A-25
         4.10  Compliance with Applicable Law..............................................................        A-25
         4.11  Employee Plans..............................................................................        A-25
         4.12  Labor and Employment Matters................................................................        A-26
         4.13  Taxes.......................................................................................        A-27
         4.14  Material Contracts..........................................................................        A-28
         4.15  Insurance...................................................................................        A-29
         4.16  Real Property...............................................................................        A-30
         4.17  Tangible Property...........................................................................        A-30
         4.18  Intellectual Property.......................................................................        A-30
         4.19  Year 2000...................................................................................        A-31
         4.20  Books and Records...........................................................................        A-31
         4.21  Absence of Questionable Payments............................................................        A-31
         4.22  Opinion of Financial Advisor................................................................        A-31
         4.23  Brokers.....................................................................................        A-31
         4.24  Takeover Statutes; Dissenters' Rights.......................................................        A-31
         4.25  No Prior Activities of Merger Sub...........................................................        A-31
         4.26  Existing Discussions........................................................................        A-32
         4.27  Affiliate Agreements........................................................................        A-32
 Article 5     COVENANTS...................................................................................        A-32
         5.1   Conduct of Business of Company..............................................................        A-32
         5.2   Conduct of Business of Parent...............................................................        A-35
         5.3   Conduct of Business of Merger Sub...........................................................        A-37
         5.4   Preparation of Joint Proxy Statement; Stockholders Approval.................................        A-37
         5.5   No Solicitation by the Company..............................................................        A-39
         5.6   Intentionally Omitted.......................................................................        A-40
         5.7   Accountants' Letters........................................................................        A-40
         5.8   Access to Information.......................................................................        A-41
         5.9   Additional Agreements; Reasonable Best Efforts..............................................        A-41
         5.10  Regulatory Reviews..........................................................................        A-42
         5.11  Public Announcements........................................................................        A-42
         5.12  Indemnification; Directors' and Officers' Insurance.........................................        A-42
         5.13  Notification of Certain Matters.............................................................        A-43
         5.14  Tax-Free Reorganization Treatment...........................................................        A-43
         5.15  Company Affiliates..........................................................................        A-44
         5.16  SEC Filings.................................................................................        A-44
         5.17  Employee Benefits...........................................................................        A-44
         5.18  Parent Board................................................................................        A-44
         5.19  Fees and Expenses...........................................................................        A-44
         5.20  Antitakeover Statutes.......................................................................        A-45
 Article 6     CONDITIONS TO CONSUMMATION OF THE MERGER....................................................        A-45
         6.1   Conditions to Each Party's Obligations to Effect the Merger.................................        A-45
         6.2   Conditions to the Obligations of the Company................................................        A-46
         6.3   Conditions to the Obligations of Parent and Merger Sub......................................        A-47
 Article 7     TERMINATION; AMENDMENT; WAIVER..............................................................        A-47
         7.1   Termination by Mutual Agreement.............................................................        A-47
         7.2   Termination by Either Parent or the Company.................................................        A-47
         7.3   Termination by the Company..................................................................        A-48
         7.4   Termination by Parent.......................................................................        A-49
         7.5   Effect of Termination and Abandonment.......................................................        A-49
         7.6   Amendment...................................................................................        A-50

         7.7   Extension; Waiver...........................................................................        A-50
 Article 8     MISCELLANEOUS...............................................................................        A-50
         8.1   Nonsurvival of Representations and Warranties...............................................        A-50
         8.2   Entire Agreement; Assignment................................................................        A-50
         8.3   Notices.....................................................................................        A-51
         8.4   Governing Law...............................................................................        A-51
         8.5   Descriptive Headings........................................................................        A-51
         8.6   Parties in Interest.........................................................................        A-52
         8.7   Severability................................................................................        A-52
         8.8   Specific Performance........................................................................        A-52
         8.9   Brokers.....................................................................................        A-52
         8.10  Disclosure Generally........................................................................        A-52
         8.11  Counterparts................................................................................        A-52
         8.12  Interpretation..............................................................................        A-52

EXHIBITS

Exhibit A--Company Stockholders Voting Agreement
Exhibit B--Parent Stockholder Voting Agreement
Exhibit C--Company Affiliate's Letter
Exhibit D--Registration Rights Agreement

                           GLOSSARY OF DEFINED TERMS

DEFINED TERMS                                                                                            PAGE NUMBER
----------------------------------------------------------------------------------------------------  -----------------
Acquisition.........................................................................................           A-37
Agreement...........................................................................................            A-1
Business Combination................................................................................           A-37
Certificate.........................................................................................            A-2
Certificate of Designations.........................................................................            A-3
Closing.............................................................................................            A-2
Closing Date........................................................................................            A-2
Code................................................................................................            A-1
Company.............................................................................................            A-1
Company Acquisition Proposal........................................................................           A-40
Company Affiliate...................................................................................           A-44
Company Affiliate Letter............................................................................           A-44
Company Board.......................................................................................            A-7
Company Common Stock................................................................................            A-1
Company Disclosure Schedule.........................................................................            A-6
Company Employee Benefit Plan.......................................................................           A-12
Company Employee Benefit Plans......................................................................           A-12
Company Financial Advisor...........................................................................           A-19
Company Material Contracts..........................................................................           A-16
Company Notice......................................................................................           A-48
Company Option Plans................................................................................            A-7
Company Permits.....................................................................................           A-12
Company Real Property Leases........................................................................           A-17
Company Requisite Vote..............................................................................            A-8
Company SEC Reports.................................................................................            A-8
Company Securities..................................................................................            A-7
Company Series A Preferred Stock....................................................................            A-1
Company Software....................................................................................           A-18
Company Stock Options...............................................................................            A-7
Company Stockholder.................................................................................            A-1
Company Stockholder Voting Agreement................................................................            A-1
Company Stockholders Meeting........................................................................           A-38
Company Superior Proposal...........................................................................           A-39
Company Termination Fee.............................................................................           A-49
Company Year 2000 Plan..............................................................................           A-19
Confidentiality Agreement...........................................................................           A-41
Covered Transactions................................................................................           A-19
Current Premium.....................................................................................           A-43
DGCL................................................................................................            A-1
Effective Time......................................................................................            A-1
Environmental Laws..................................................................................           A-12
ERISA...............................................................................................           A-12
Exchange Act........................................................................................            A-8
Exchange Agent......................................................................................            A-3
Exchange Fund.......................................................................................            A-3
Exchange Ratio......................................................................................            A-2
Expenses............................................................................................           A-45
Filed Company SEC Reports...........................................................................            A-9

DEFINED TERMS                                                                                            PAGE NUMBER
----------------------------------------------------------------------------------------------------  -----------------
Filed Parent SEC Reports............................................................................           A-22
GAAP................................................................................................            A-8
Governmental Entity.................................................................................            A-9
HSR Act.............................................................................................            A-9
Indemnified Parties.................................................................................           A-42
Joint Proxy Statement/Prospectus....................................................................           A-37
Law.................................................................................................           A-10
Letter Transmittal..................................................................................            A-3
Lien................................................................................................            A-7
Material Adverse Effect.............................................................................            A-6
Merger..............................................................................................            A-1
Merger Consideration................................................................................            A-2
Merger Sub..........................................................................................            A-1
Parent..............................................................................................            A-1
Parent Acquisition Proposal.........................................................................           A-32
Parent Board........................................................................................           A-21
Parent Class B Stock................................................................................           A-20
Parent Common Stock.................................................................................            A-1
Parent Disclosure Schedule..........................................................................           A-20
Parent Employee Benefit Plan........................................................................           A-25
Parent Employee Benefit Plans.......................................................................           A-25
Parent Expenses.....................................................................................           A-49
Parent Financial Advisor............................................................................           A-31
Parent Material Contracts...........................................................................           A-29
Parent Option Plans.................................................................................           A-20
Parent Permits......................................................................................           A-25
Parent Real Property Leases.........................................................................           A-30
Parent Requisite Vote...............................................................................           A-21
Parent SEC Reports..................................................................................           A-22
Parent Securities...................................................................................           A-21
Parent Series A Preferred Stock.....................................................................            A-3
Parent Stock Options................................................................................           A-20
Parent Stockholder..................................................................................            A-1
Parent Stockholder Voting Agreement.................................................................            A-1
Parent Stockholders Meeting.........................................................................           A-38
Parent Year 2000 Plan...............................................................................           A-31
Permitted Liens.....................................................................................           A-11
Registration Rights Agreement.......................................................................           A-46
SEC.................................................................................................            A-8
Securities Act......................................................................................            A-8
Share...............................................................................................            A-2
Share Issuance......................................................................................           A-21
subsidiary..........................................................................................            A-6
Surviving Corporation...............................................................................            A-1
Takeover Statutes...................................................................................           A-19
Tax.................................................................................................           A-16
Tax Returns.........................................................................................           A-16
Termination Date....................................................................................           A-47

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER, dated as of June 1, 1999 (the "AGREEMENT"), is among WESTWOOD ONE, INC., a Delaware corporation ("PARENT"), COPTER ACQUISITION CORP. ("MERGER SUB"), a Delaware corporation and a direct wholly owned subsidiary of Parent, and METRO NETWORKS, INC., a Delaware corporation (the "COMPANY").

    WHEREAS, the Boards of Directors of the Company, Parent and Merger Sub each have determined that the Merger (as defined in Section 1.1) is advisable and fair to, and in the best interests of, their respective stockholders and have approved the Merger in accordance with this Agreement;

    WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

    WHEREAS, concurrently with the execution and delivery of this Agreement, David I. Saperstein, Charles I. Bortnick and Shane E. Coppola (the "COMPANY STOCKHOLDERS") have entered into a voting agreement with Parent in the form of Exhibit A hereto (the "COMPANY STOCKHOLDERS VOTING AGREEMENT") providing for, among other things, the agreement of the Company Stockholders to vote any and all outstanding shares of common stock, par value $.001 per share ("COMPANY COMMON STOCK") and Series A Convertible Preferred Stock, par value $.001 per share ("COMPANY SERIES A PREFERRED STOCK"), that they beneficially own in favor of the adoption of this Agreement and the Merger; and

    WHEREAS, concurrently with the execution and delivery of this Agreement, Infinity Broadcasting Corporation (the "PARENT STOCKHOLDER") has entered into a voting agreement in the form of Exhibit B hereto (the "PARENT STOCKHOLDER VOTING AGREEMENT") providing for, among other things, the agreement of the Parent Stockholder to vote any and all outstanding shares of common stock, par value $.01 per share ("PARENT COMMON STOCK"), of the Company that it beneficially owns in favor of the Share Issuance (as defined in Section 4.3(a)) by the Parent; and

    WHEREAS, each of Charles I. Bortnick and Shane E. Coppola have entered into employment agreements with Parent, and David I. Saperstein has entered into a consulting agreement with Parent, which agreements shall become effective upon consummation of the Merger.

    NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, the Company, Parent and Merger Sub hereby agree as follows:

                                   ARTICLE 1
                                   THE MERGER

    1.1 THE MERGER. At the Effective Time (as defined in Section 1.2), upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), Merger Sub shall be merged with and into the Company (the "MERGER"). Following the Merger, the Company shall continue as the surviving corporation under the name "Metro Networks, Inc." (the "SURVIVING CORPORATION") and shall continue its corporate existence under the DGCL, and the separate corporate existence of Merger Sub shall cease.

    1.2 EFFECTIVE TIME. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall cause the Merger to be consummated by filing a certificate of merger complying with the DGCL with the Secretary of State of the State of Delaware as soon as practicable on or after the Closing Date (as defined in Section 1.3). The Merger shall become effective upon the later of such filing or at such time thereafter as may be agreed to in writing by each of the parties hereto and specified in such certificate of merger (the "EFFECTIVE TIME").

    1.3 CLOSING OF THE MERGER. The closing of the Merger (the "CLOSING") will take place at a time and on a date (the "CLOSING DATE") to be specified by the parties, which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, unless another time, date or place is agreed to in writing by the parties hereto.

    1.4 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of Merger Sub and the Company shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

    1.5  CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING
CORPORATION. The Certificate of Incorporation of Merger Sub in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation (except that the name of Merger Sub shall be changed to "Metro Networks, Inc.", until amended in accordance with such Certificate of Incorporation and the DGCL. The Bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until amended in accordance with such Bylaws and the DGCL.

    1.6 DIRECTORS OF THE SURVIVING CORPORATION. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until such director's successor is duly elected or appointed and qualified or until their earlier death, resignation or removal.

    1.7 OFFICERS OF THE SURVIVING CORPORATION. The officers of Merger Sub at the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until such officer's successor is duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE 2
                   CONVERSION OF SHARES; MERGER CONSIDERATION

    2.1 CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto or their respective stockholders:

           (a) COMMON STOCK OF MERGER SUB. Each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.

           (b) COMMON STOCK OF THE COMPANY. Each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time (each, a "SHARE"), other than Shares to be cancelled in accordance with
       Section 2.1(d), shall be converted into the right to receive 1.5 fully paid and non-assessable shares (the "EXCHANGE RATIO") of Parent Common Stock (all such shares of Parent Common Stock issued, together with any cash in lieu of fractional shares of Parent Common Stock to be paid pursuant to Section 2.2(f), being referred to as the "MERGER CONSIDERATION"), and shall cease to be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate previously evidencing any such Shares (each, a "CERTIFICATE") shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such Certificate in accordance with the provisions of Section 2.2, the Merger Consideration with respect to the Shares previously evidenced by such Certificate.

           (c) PREFERRED STOCK OF THE COMPANY. Each share of the Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time, other than Company Series A Preferred Stock to be cancelled in accordance with Section 2.1(d), shall be converted into the right to receive 1.5 fully paid and non-assessable shares of a corresponding series of preferred stock of Parent (the "PARENT SERIES A PREFERRED STOCK") that shall have the terms set forth in a Certificate of Designations which is substantially identical to the certificate of designations relating to the Company Series A Preferred Stock, except that Parent's name shall be substituted for the Company's therein and the liquidation preference payable to holders of Parent Series A Preferred Stock shall be the par value thereof (the "CERTIFICATE OF DESIGNATIONS"). Upon surrender at the Closing of a certificate representing shares of Company Series A Preferred Stock to Parent, together with such customary instruments of transfer and other documents as Parent may reasonably request, the holder of such certificate shall be entitled to receive in exchange therefor certificates or other evidence representing the number of shares of Parent Series A Preferred Stock which such holder has the right to receive pursuant to the immediately preceding sentence.

           (d) CANCELLATION OF TREASURY SHARES AND PARENT-OWNED SHARES. Each share of Company Common Stock and Company Series A Preferred Stock that is owned by the Company, Parent or Merger Sub shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

    2.2  EXCHANGE FUND.

           (a) LETTER OF TRANSMITTAL. As soon as reasonably practicable after the Effective Time, a bank or trust company to be designated by Parent, which bank or trust company shall be reasonably acceptable to the Company (the "EXCHANGE AGENT"), shall mail to each holder of record of Shares immediately prior to the Effective Time (excluding any Shares to be cancelled pursuant to Section 2.1(d)) (i) a letter of transmittal (the "LETTER OF TRANSMITTAL") which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of such Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent shall reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration with respect to the Shares formerly represented thereby.

           (b) DEPOSIT OF MERGER CONSIDERATION. Promptly after the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of Shares for exchange in accordance with this Article 2, certificates or other evidence representing the shares of Parent Common Stock issuable pursuant to Section 2.1(b). Parent agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares pursuant to Section 2.2(f) and any dividends or other distributions pursuant to Section 2.2(e). Any cash and certificates or other evidence representing shares of Parent Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the "EXCHANGE FUND."

           (c) SURRENDER OF CERTIFICATES. Upon surrender of a Certificate to the Exchange Agent, together with the Letter of Transmittal, duly executed, and such other customary documents as Parent or the Exchange Agent shall reasonably request, the holder of such Certificate shall be entitled to receive in exchange therefor, (i) certificates or other evidence representing the number of whole shares of Parent Common Stock which such Holder has the right to receive pursuant to Section 2.1(b), (ii) any cash in lieu of fractional shares of Parent Common Stock pursuant to Section 2.2(f) and (iii) any dividends or other distributions pursuant to Section 2.2(e) (in each case without interest and less the amount of any required withholding Taxes, if any, in accordance with Section 2.2(i)).

           (d) RULES GOVERNING EXCHANGE. Parent, in consultation with the Company prior to the Effective Time, shall have the right to make reasonable rules, not inconsistent with the terms of this Agreement, governing the issuance and delivery of certificates for, or other evidence of, shares of Parent Common Stock and Parent Series A Preferred Stock.

           (e) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES OF PARENT COMMON STOCK. The shares of Parent Common Stock issuable pursuant to
       Section 2.1(b) shall be deemed to have been issued at the Effective Time for purposes of entitlement to dividends or other distributions declared, if any, after the Effective Time. No dividends or other distributions with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock such holder is entitled to receive until such Certificate is surrendered by such holder.

           (f) FRACTIONAL SHARES. No scrip or fractional share certificate for Parent Common Stock will be issued upon the surrender of Certificates, and an outstanding fractional share interest will not entitle the owner thereof to vote, to receive dividends or to any rights of a stockholder of Parent with respect to such fractional share interest. In lieu of the issuance of fractional shares, Parent shall pay to the Exchange Agent an amount sufficient for the Exchange Agent to pay each holder of Shares an amount in cash equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled (after taking into account all Shares held at the Effective Time by such holder) by (ii) the closing price for a share of Parent Common Stock on the NYSE Composite Transaction Tape on the first business day immediately following the Effective Time.

           (g) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the former holders of Shares for six (6) months after the Effective Time shall be delivered to Parent, upon demand, and any former holders of Shares who have not theretofore complied with this Article 2 shall thereafter look only to Parent for, and subject to Section 2.2(h) Parent shall deliver, the Merger Consideration and any dividends or other distributions with respect to the Parent Common Stock to which such holder is entitled pursuant to this
       Article 2.

           (h) NO LIABILITY. None of Parent, Merger Sub, the Company or the Surviving Corporation shall be liable to any former holder of Shares for any Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

           (i) WITHHOLDING RIGHTS. Parent, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Shares, such amounts as Parent, the Surviving Corporation or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Shares in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Exchange Agent.

           (j) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the Shares formerly represented thereby and any unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof pursuant to Section 2.2(e).

           (k) STOCK TRANSFER BOOKS. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Shares thereafter on the records of the Company.

           (l) AFFILIATES. Notwithstanding anything to the contrary herein, no shares of Parent Common Stock or cash shall be delivered to a person who may be deemed a Company Affiliate in accordance with Section 5.15, until such person has executed and delivered to Parent a Company Affiliate Letter (as defined in Section 5.15).

    2.3  STOCK OPTIONS.

    (a) Parent and the Company shall take such commercially reasonable actions as are necessary to provide that (i) at the Effective Time each outstanding Company Stock Option (as defined in Section 3.2(a)) shall be adjusted in accordance with the terms thereof and this Agreement to be exercisable to purchase shares of Parent Common Stock as provided below and (ii) except as otherwise provided for in this Agreement or in option grants to non-employee directors of the Company, or as agreed to in writing by Parent, the vesting of exercisability of any Company Stock Option shall not be accelerated due to the Merger or this Agreement. Following the Effective Time, each Company Stock Option shall continue to have, and shall be subject to, the same terms and conditions (including vesting and transfer restrictions) set forth in the Company Option Plans (as defined in Section 3.2(a)) or any other agreement pursuant to which such Company Stock Option was subject immediately prior to the Effective Time, except that (i) each Company Stock Option shall be exercisable for that number of shares of Parent Common Stock equal to the product of (x) the aggregate number of shares of the Company Common Stock for which such Company Stock Option was exercisable and (y) the Exchange Ratio, rounded down to the nearest whole share, if necessary, (ii) the per share exercise price of such Company Stock Option shall be the exercise price immediately prior to the Effective Time divided by the Exchange Ratio (rounded up to the nearest whole cent) and (iii) in the event an optionee's (other than David Saperstein's) employment is terminated by the Surviving Corporation or one of its affiliates without "cause" (as defined in the optionee's option agreement) within three years following the Effective Time, Parent shall cause any unvested options held by the optionee which were granted pursuant to the Company Option Plans prior to the Effective Time to immediately vest. The adjustments provided herein to any options which are incentive stock options (as defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code.

    (b) As soon as practicable after the Effective Time, Parent shall deliver to the holders of the Company Stock Options appropriate notices setting forth such holders' rights pursuant to the respective Company Option Plans and the agreements evidencing the grants of such Company Stock Options and that such Company Stock Options and agreements shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 2.3) after giving effect to the Merger and the provisions set forth above. Parent shall comply with the terms of the Company Option Plans.

    (c) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of Company Stock Options. Parent shall file a registration statement on Form S-8 as of or prior to the Effective Time with respect to the shares of Parent Common Stock subject to Company Stock Options and shall use commercially reasonable efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

                                   ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF COMPANY

    The Company hereby represents and warrants to each of Parent and Merger Sub as follows:

    3.1  ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

    (a) The Company and each of its subsidiaries (as defined in Section 3.1(b)) is a corporation or legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by the Company to be conducted.

    (b) Except as set forth in Section 3.1(b) of the Disclosure Schedule previously delivered by the Company to Parent (the "COMPANY DISCLOSURE SCHEDULE"), the Company has no subsidiaries and does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other security of any other entity or any other investment in any other entity (other than marketable securities which are held as investments and are reflected as such on the consolidated financial statements of the Company). The term "SUBSIDIARY" means, when used with reference to any entity, any corporation or other organization, whether incorporated or unincorporated, (i) of which such party or any other subsidiary of such party is a general or managing partner or managing member, (ii) the outstanding voting securities or interests of which, having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization, are directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or (iii) more than fifty percent (50%) of the value of the outstanding equity securities or interests (including membership interests) of which are owned directly or indirectly by such party.

    (c) The Company and each of its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. When used in connection with any party to this Agreement, the term "MATERIAL ADVERSE EFFECT" means, with respect to any entity, any event, change, occurrence, development, circumstance or effect that is or would reasonably be expected to be materially adverse to
(i) the assets, properties, condition (financial or otherwise), business or results of operations of such entity and its subsidiaries taken as a whole or
(ii) the ability of such entity to consummate the transactions contemplated by this Agreement.

    (d) The Company has heretofore delivered or made available to Parent accurate and complete copies of the articles or certificate of incorporation and by-laws, or other similar organizational documents, as currently in effect, of the Company and each of its subsidiaries.

    3.2  CAPITALIZATION OF COMPANY AND ITS SUBSIDIARIES.

    (a) The authorized capital stock of the Company consists of: (i) 25,000,000 shares of Company Common Stock, of which, as of May 31, 1999, 16,730,969 shares were issued and outstanding and no shares were held in treasury and (ii) 10,000,000 shares of Preferred Stock, par value $.001 per share, of which, as of May 31, 1999, 2,549,750 shares of Company Series A Preferred Stock were authorized, issued and outstanding. All of the issued and outstanding shares of the Company Common Stock and Company Series A Preferred Stock have been validly issued, and are fully paid, nonassessable and free of preemptive rights. As of May 31, 1999, (i) 2,050,123 shares of the Company Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding options granted by the Company to purchase shares of the Company Common Stock (the "COMPANY STOCK OPTIONS") issued pursuant to the Company stock option plans listed in Section 3.2(a) of the Company Disclosure Schedule (the "COMPANY OPTION PLANS") and (ii) 2,549,750 shares of the Company Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the conversion of outstanding shares of the Company Series A Preferred Stock. Since May 31, 1999, no shares of the Company's capital stock have been issued other than pursuant to the exercise of the Company Stock Options already in existence on such date and, since May 31, 1999, no Company Stock Options have been granted. Section 3.2(a) of the Company Disclosure Schedule sets forth a complete and correct list of all holders of options to acquire shares of the Company Common Stock, including such person's name, the number of options (vested, unvested and total) held by such person, the remaining term for vesting of such options and the exercise price for each such option. Except as set forth above in this Section 3.2(a), as of the date hereof, there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) no options or other rights to acquire from the Company or its subsidiaries, and no obligations of the Company or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, and (iv) no equity equivalents, or interests in the ownership or earnings, of the Company or its subsidiaries or other similar rights (including stock appreciation rights) (collectively, "COMPANY SECURITIES"). There are no outstanding obligations of the Company or its subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. Except as set forth in Section 3.2(a) of the Company Disclosure Schedule, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or to which it is bound relating to the voting or disposition of any shares of capital stock of the Company.

    (b) Except as disclosed in Section 3.2(b) of the Company Disclosure Schedule, all of the outstanding capital stock of the Company's subsidiaries is owned by the Company, directly or indirectly, free and clear of any Lien (as defined below) or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of law). There are no securities of the Company or its subsidiaries convertible into or exchangeable for, no options or other rights to acquire from the Company or its subsidiaries, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any subsidiary of the Company. There are no outstanding contractual obligations of the Company or its subsidiaries to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in any subsidiary of the Company. For purposes of this Agreement, "LIEN" means, with respect to any asset (including, without limitation, any security), any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

    3.3  AUTHORITY RELATIVE TO THIS AGREEMENT.

    (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Company Requisite Vote (as defined below), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of the Company (the "COMPANY BOARD") and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, by holders of a majority of the voting stock of the Company (which is comprised solely of Company Common Stock and Company Series A Preferred Stock) acting as a single class (the "COMPANY REQUISITE VOTE")). This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity).

    (b) The Company Board has duly and validly approved, and taken all corporate actions required to be taken by the Company Board for, the consummation of the transactions, including the Merger, contemplated hereby and has resolved (i) to deem this Agreement and the transactions contemplated hereby, including the Merger, taken together, advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) to recommend to the Company's stockholders that they approve and adopt this Agreement and the transactions contemplated hereby, including the Merger, and (iii) to approve the Company Stockholders Voting Agreement.

    (c) The Company Board has directed that this Agreement be submitted to the Company's stockholders for their approval and adoption at the Company Stockholders Meeting (as defined in Section 5.4(c)).

    (d) The Company Requisite Vote is the only vote of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement and approve the transactions contemplated hereby, including the Merger. No other vote or consent of the stockholders of the Company is required by law, the certificate of incorporation or bylaws of the Company or otherwise in order for the Company to adopt this Agreement or to approve the transactions contemplated hereby, including the Merger. Based upon the currently outstanding capital stock of the Company, the Company Stockholders own of record a majority of the issued and outstanding shares of voting capital stock of the Company. Based upon the currently outstanding capital stock of the Company, the affirmative vote of the Company Stockholders will be sufficient to obtain the Company Requisite Vote.

    3.4  SEC REPORTS; FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.

    (a) The Company has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since October 16, 1996 (the "COMPANY SEC REPORTS"), each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each as in effect on the dates such forms, reports and documents were filed. None of the Company SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect on the date when such Company SEC Reports were filed and fairly present, in all material respects, in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments that have not been and are not expected to be material in amount).

    (b) Neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and there is no existing condition, situation or set of circumstances which could be expected to result in such a liability or obligation, except for liabilities or obligations (i) reflected in the Company SEC Reports filed prior to the date hereof (the "FILED COMPANY SEC REPORTS"), (ii) disclosed in the Company Disclosure Schedule, (iii) incurred in the ordinary course of business which do not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or (iv) incurred in connection with the transactions contemplated hereby.

    (c) The Company has heretofore made available to Parent a complete and correct copy of any material amendments or modifications, which have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Exchange Act.

    3.5  INFORMATION SUPPLIED.

    (a) None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the S-4 (as defined in Section 5.4), will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    (b) The Joint Proxy Statement/Prospectus (as defined in Section 5.4), will not, at the date first mailed to the Company's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by the Company in this Section 3.5(b) with respect to (i) statements made or incorporated by reference therein based on information supplied by Parent or any of its subsidiaries for inclusion or incorporation by reference in the S-4 or (ii) compliance with the requirements of the Securities Act or the Exchange Act with respect to documents incorporated by reference in the S-4 from the Parent SEC Reports (as defined in Section 4.4). The Joint Proxy Statement/Prospectus will comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

    3.6 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the filing and recordation of a certificate of merger as required by the DGCL, and as otherwise set forth in Section 3.6 of the Company Disclosure Schedule, no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a "GOVERNMENTAL ENTITY") is necessary for the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Except as set forth in Section 3.6 of the Company Disclosure Schedule, neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will
(i) conflict with or result in any breach of any provision of the respective certificate or articles of incorporation or bylaws (or similar governing documents) of the Company or any of its subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party, including, without limitation, station affiliation agreements, or by which any of them or any of their respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation ("LAW") applicable to the Company or any of its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. No rights of first refusal or first offer, preemptive rights or similar rights of participation are applicable to the transactions contemplated by this Agreement.

    3.7 NO DEFAULT. Except as disclosed in Section 3.7 of the Company Disclosure Schedule, none of the Company or its subsidiaries is in default or violation (and no event has occurred which with or without due notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its certificate or articles of incorporation or bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to the Company, its subsidiaries or any of their respective properties or assets, except, in the case of (i), for immaterial defaults with respect to subsidiaries and, in the case of (ii) or (iii), for violations, breaches or defaults which do not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

    3.8 ABSENCE OF CHANGES. Except as and to the extent disclosed by the Company in the Filed Company SEC Reports or as disclosed in Section 3.8 of the Company Disclosure Schedule, since January 1, 1999, the Company and its subsidiaries have, in all material respects, conducted their businesses in the ordinary and usual course consistent with past practice and there has not been:

    (a) any event, change, occurrence, development or state of circumstances or facts which does or would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company, excluding, any change, effect, event, development, state of facts or circumstances or occurrence (i) relating to the United States economy in general, (ii) relating to events or developments affecting the industry in which the Company and its subsidiaries operate generally, (iii) with respect to station affiliation agreements only, arising out of or otherwise resulting from the announcement of the execution and delivery of this Agreement or (iv) arising out of or otherwise resulting from any action taken or not taken by the Company at the direction of Parent or Merger Sub in compliance with the terms and conditions of this Agreement;

    (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any subsidiary of any Company Securities;

    (c) any amendment of any term of any outstanding security of the Company or any subsidiary;

    (d) (i) any incurrence or assumption by the Company or any subsidiary of any indebtedness for borrowed money (A) other than in the ordinary course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by Section 5.1 or (ii) any guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Company or any subsidiary for the obligations of any other person (other than any wholly owned subsidiary of the Company), other than in the ordinary course of business consistent with past practice;

    (e) any creation or assumption by the Company or any subsidiary of any Lien (other than (i) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (ii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; PROVIDED that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;
(iii) statutory Liens of landlords, carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings; (iv) Liens securing zoning restrictions, easements, rights-of-way, restrictions under governmental licenses or authorizations, restrictions and other similar charges or encumbrances or minor defects in title not interfering in any material respect with the business of such party; (v) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or similar legislation; and (vi) Liens which do not materially interfere with the occupant's use and enjoyment of such real property or materially detract from or diminish the value thereof (collectively, "PERMITTED LIENS")) of any kind or nature whatsoever on any material asset of the Company or any subsidiary other than in the ordinary course of business consistent with past practice;

    (f) any making of any loan, advance or capital contribution to or investment in any person by the Company or any subsidiary other than (i) any acquisition permitted by Section 5.1, (ii) loans, advances or capital contributions to or investments in wholly owned subsidiaries of the Company or (iii) loans or advances to employees of the Company or any subsidiary made in the ordinary course of business consistent with past practice not in excess of $50,000 individually or $250,000 in the aggregate;

    (g) (i) any contract or agreement entered into by the Company or any subsidiary relating to any material acquisition or disposition of any assets or business or (ii) any modification, amendment, assignment, termination or relinquishment by the Company or any subsidiary of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payee) that does or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, other than, in the case of
(i) and (ii), transactions, commitments, contracts or agreements in the ordinary course of business consistent with past practice and those contemplated by this Agreement;

    (h) any material change in any method of accounting or accounting principles or practice (for financial accounting or tax purposes) by the Company or any subsidiary, except for any such change required by GAAP;

    (i) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any of its subsidiaries other than, with respect to employees (but not executive officers or directors), in the ordinary course of business or involving payments not in excess of $25,000 in any one case, or $100,000 in the aggregate or in accordance with the Company's severance guidelines in effect on the date hereof; (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any of its subsidiaries; (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its subsidiaries other than, in the case of clauses (ii), (iii) or (iv) the entering into of such agreements (or amendments thereto) or the payment of increases made prior to the date hereof in the ordinary and usual course of business consistent with past practice; or

    (j) any action or proceeding commenced or, to the knowledge of the Company, threatened or proposed, to condemn or take by eminent domain or other governmental action any real or personal property owned or used by the Company and its subsidiaries.

    3.9 LITIGATION. Except as disclosed by the Company in the Filed Company SEC Reports or as disclosed in Section 3.9 of the Company Disclosure Schedule,
(i) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or assets and (ii) none of the Company or its subsidiaries is subject to any outstanding judgment, order, writ, injunction or decree, which, in the case of either (i) or (ii), would require the Company to make payments in excess of $250,000 with respect to any single suit, claim, action, proceeding, investigation, judgment, order, writ, injunction or decree, or has had or would reasonably be expected to have a Material Adverse Effect on the Company.

    3.10 COMPLIANCE WITH APPLICABLE LAW. Except as disclosed by the Company in the Filed Company SEC Reports or Section 3.10 of the Company Disclosure Schedule, and except for failures which do not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) the Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "COMPANY PERMITS"), (ii) the Company and its subsidiaries are in compliance with the terms of the Company Permits, (iii) the businesses of the Company and its subsidiaries are not being conducted in violation of any Law of any Governmental Entity, including Laws relating to the protection of natural resources, the environment and public and employee health and safety or pollution or the release of or exposure to hazardous materials (collectively, "ENVIRONMENTAL LAWS"), and (iv) except as disclosed in Section 3.13 hereof, no investigation or review by any Governmental Entity with respect to the Company or its subsidiaries is pending or, to the knowledge of the Company, threatened, nor, to the knowledge of the Company, has any Governmental Entity indicated an intention to conduct the same.

    3.11  EMPLOYEE PLANS.

    (a) Section 3.11(a) of the Company Disclosure Schedule lists all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other employee benefit plans or other benefit arrangements, including but not limited to all employment and consulting agreements and all bonus and other incentive compensation, deferred compensation, disability, severance, retention, salary continuation, stock and stock-related award, stock option, stock purchase or collective bargaining agreements, plans, policies and arrangements which the Company or any of its subsidiaries maintains, is a party to, contributed to or has any obligation to or liability for in respect of current or former employees and directors (each, a "COMPANY EMPLOYEE BENEFIT PLAN" and collectively, the "COMPANY EMPLOYEE BENEFIT PLANS"). None of the Company Employee Benefit Plans other than a "multiemployer plan" (within the meaning of section 3(37) of ERISA) is subject to Title IV of ERISA.

    (b) True, correct and complete copies of the following documents, which are correct and complete in all material respects, with respect to each of the Company EMPLOYEE BENEFIT Plans (other than a multiemployer plan (as defined below)), have been made available to Parent, to the extent applicable: (i) any plans, all material amendments thereto and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 and all schedules thereto and the most recent actuarial report, if any; (iii) the most recent IRS determination letter; (iv) summary plan descriptions; (v) material written communications to employees relating to the Company EMPLOYEE BENEFIT Plans; and
(vi) written descriptions of all material non-written agreements relating to the Company EMPLOYEE BENEFIT Plans.

    (c) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, (i) all payments required to be made by or under any Company Employee Benefit Plan, any related trusts, insurance policies or ancillary agreements, or any collective bargaining agreement have been timely made, (ii) the Company and its subsidiaries have performed all obligations required to be performed by them under any Company Employee Benefit Plan, (iii) the Company Employee Benefit Plans have been administered and are in compliance in all respects with their terms and the requirements of ERISA, the Code and other applicable laws, and (iv) there are no actions, suits, arbitrations, claims (other than routine claims for benefits) or administrative proceedings pending or, to the knowledge of the Company, threatened with respect to any Company Employee Benefit Plan.

    (d) Except as disclosed in Section 3.11(d) of the Company Disclosure Schedule, each Company Employee Benefit Plan and its related trust which are intended to be "qualified" within the meaning of Sections 401(a) and 501(a) of the Code, respectively, have been determined by the Internal Revenue Service to be so "qualified" under such Sections, as amended by the Tax Reform Act of 1986, and the Company knows of no fact which would adversely affect the qualified status of any such Company Employee Benefit Plan and its related trust.

    (e) Except as disclosed in Section 3.11(e) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, solely or in connection with any other event, (i) increase any benefits otherwise payable under any Company Employee Benefit Plan, or (ii) result in the acceleration of the time of payment or vesting of any such benefits. Except as disclosed in
Section 3.11(e) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, solely or in connection with any other event, result in any payment becoming due, or increase the compensation due, to any current or former employee or director of the Company or any of its subsidiaries.

    (f) Except as disclosed in Section 3.11(f) of the Company Disclosure Schedule, none of the Company Employee Benefit Plans provides for post-employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

    (g) Neither the Company nor any of its subsidiaries has incurred, nor, to the Company's knowledge is likely to incur any withdrawal liability with respect to any "multiemployer plan" (within the meaning of section 3(37) of ERISA) which remains unsatisfied in an amount which would have a Material Adverse Effect. The termination of, or withdrawal from, any multiemployer plan to which the Company or any of its subsidiaries contributes, on or prior to the Effective Time, will not subject the Company or any of its subsidiaries to any liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect on the Company.

    3.12  LABOR AND EMPLOYMENT MATTERS.

    (a) Section 3.12 of the Company Disclosure Schedule sets forth a list of all employment or severance compensation agreements that require the Company or its subsidiaries to make payments in excess of $250,000 annually, and labor or collective bargaining agreements to which the Company or any subsidiary is party. Except as set forth in Section 3.12 of the Company Disclosure Schedule,
(i) there are no employment or severance compensation agreements that require the Company or its subsidiaries to make payments in excess of $250,000 annually,
(ii) there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries is a party to or bound by any agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation (including stock options) or an accelerated payment of compensation (including the accelerated vesting of stock options) as a result of the (A) consummation of the transactions contemplated hereby or (B) the termination of such employment or consulting following such consummation. The Company has heretofore made available to Parent true and complete copies of the agreements listed on Section 3.12 of the Company Disclosure Schedule, together with all amendments, modifications, supplements and side letters affecting the duties, rights and obligations of any party thereunder.

    (b) Except as disclosed in Section 3.12 of the Company Disclosure Schedule, no employees of the Company or any of its subsidiaries are represented by any labor organization; no labor organization or group of employees of the Company or any of its subsidiaries has made a pending demand for recognition or certification; and, to the Company's knowledge, there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Company's knowledge, there are no organizing activities involving the Company or its subsidiaries pending with any labor organization or group of employees of the Company or any of its subsidiaries.

    (c) Except as disclosed in Section 3.12 of the Company Disclosure Schedule, there are no material unfair labor practice charges, grievances or complaints pending before any Government Entity or threatened in writing by or on behalf of any employee or group of employees of the Company or its subsidiaries.

    (d) Except as disclosed in Section 3.12 of the Company Disclosure Schedule, there are no material complaints, charges or claims against the Company or its subsidiaries filed and currently pending, or threatened in writing to be brought or filed, with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or its subsidiaries.

    (e) Except as disclosed in Section 3.12 of the Company Disclosure Schedule, the Company and each of its subsidiaries is in compliance in all material respects with all Laws relating to the employment of labor, including all such Laws and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health workers' compensation and the collection and payment of withholding and/or Social Security Taxes and similar Taxes.

    3.13  TAXES.

    (a) Except as disclosed in Section 3.13 of the Company Disclosure Schedule:

        (i) Each of the Company and its subsidiaries has timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), all federal income Tax Returns (as hereinafter defined) and all other material Tax Returns required to be filed by it, and all such filed Tax Returns are true, complete and accurate in all material respects. All Taxes shown to be due on such Tax Returns have been timely paid.

        (ii) The most recent financial statements contained in the Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and its subsidiaries for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to Taxes has been proposed, asserted or assessed against the Company or any subsidiary in excess of $250,000. No liens for Taxes exist with respect to any asset of Company or any subsidiary of the Company, except for statutory liens for Taxes not yet due.

        (iii) The federal income Tax Returns of the Company and each subsidiary of the Company have been examined by and settled with the United States Internal Revenue Service (or the applicable statute of limitations has expired) for all years through 1994, and the material state income and franchise Tax Returns and the foreign Tax Returns of the Company and each subsidiary of the Company have been examined by and settled with the applicable Tax authorities for the years specified in Section 3.13 of the Company Disclosure Schedule. All assessments for Taxes due with respect to such completed and settled examinations or any concluded litigation have been fully paid. Neither the Company nor its subsidiaries has requested or been granted an extension of time for filing any Tax Return that has not yet been filed.

        (iv) Neither the Company nor any subsidiary of the Company is a party to a Tax allocation or sharing agreement.

        (v) Neither the Company nor any subsidiary of the Company has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code.

        (vi) Neither the Company nor any subsidiary of the Company (i) has been a member of an affiliated group of corporations within the meaning of
    Section 1504 of the Code, other than the affiliated group of which the Company is the common parent or (ii) has any liability for the Taxes of any person (other than the Company and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

        (vii) No audit or other administrative or court proceedings are pending with respect to federal, state or foreign income or franchise Taxes of the Company or any subsidiary of the Company and no written notice thereof has been received. Neither the Company nor any subsidiary has any outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, federal, state or foreign income or franchise Taxes due from or with respect to the Company or any subsidiary for any taxable period.

        (viii) No claim has been made in writing by a Tax authority in a jurisdiction where neither the Company nor any subsidiary of the Company files Tax Returns that the Company or any subsidiary of the Company is or may be subject to taxation in that jurisdiction.

        (ix) Neither the Company nor any subsidiary of the Company is a party to any contract, agreement or other arrangement which provides for the payment of any amount which would not be deductible by reason of Section 162(m) or
    Section 280G of the Code.

        (x) The Company has made available to Parent true and complete copies of
    (i) all federal, state and foreign income and franchise Tax Returns of the Company and its subsidiaries for the preceding three Taxable years and (ii) any audit report issued within the last three years (or otherwise with respect to any audit or proceeding in progress) relating to Taxes of the Company or any subsidiary of the Company.

        (xi) No subsidiary of the Company owns any Shares.

        (xii) None of the Company or any of its subsidiaries has taken, agreed to take or will take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

        (xiii) The Company and each of its subsidiaries are not currently, have not been within the last five years, and do not anticipate becoming, a "United States real property holding corporation" within the meaning of
    Section 897(c) of the Code.

        (xiv) Neither the Company nor any subsidiary has filed a consent under
    Section 341(f) of the Code concerning collapsible corporations.

    For purposes of this Agreement:

    "TAX" means any and all United States federal, state, county or local, or foreign or provincial taxes, assessments, duties, levies or similar charges of any kind including, without limitation, all income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, value added, alternative or added minimum, ad valorem or transfer tax, or any other tax, custom, duty or governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any governmental authority.

    "TAX RETURNS" means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

    3.14  MATERIAL CONTRACTS.

    (a) Section 3.14 of the Company Disclosure Schedule (together with Section
3.12 of the Company Disclosure Schedule) lists all material contracts and agreements (and all material amendments, modifications and supplements thereto and all side letters to which the Company or any of its subsidiaries is a party materially affecting the obligations of any party thereunder) to which the Company or any of its subsidiaries is a party or by which any of its properties or assets are bound including, without limitation, all: (i) employment, severance, product design or development, personal services or consulting agreements (other than contracts with affiliates or as identified in clause
(iii) of this Section 3.14) pursuant to which the Company or its subsidiaries are required to pay more than $250,000 annually, or by which the Company or its subsidiaries receive more than $1,000,000 annually; (ii) except for contracts relating to the normal business operations of the Company and its subsidiaries entered into in the ordinary course of business consistent with past practice, contracts pursuant to which the Company is obligated to indemnify any other individual or entity; (iii) contracts and agreements for the sale of advertising or advertising services or with advertising agencies or representatives, that contain exclusivity or "most favored nation" provisions and account, individually or in the aggregate for a series of related contracts for a single advertising client, for revenues or expenses per annum, as the case may be, in excess of $1,000,000; (iv) contracts and agreements providing for a right of first refusal, first negotiation, "tag along" or "drag along" rights applicable to any capital stock or material assets of the Company or any of its subsidiaries; (v) partnership, joint venture or cooperative development agreements pursuant to which the Company could be required to contribute or make payments in excess of $1,000,000; (vi) contracts and agreements with any Governmental Entity requiring payments by either party in excess of $500,000;
(vii) material promotion or marketing arrangements; (viii) other than with respect to intercompany indebtedness or as set forth in the consolidated financial statements of the Company or the notes thereto, loan or credit agreements, mortgages, indentures, or other agreements on instruments evidencing indebtedness for borrowed money by the Company or any of its subsidiaries or any such agreement or instrument pursuant to which indebtedness for borrowed money may be incurred, including guaranties; (ix) contracts and agreements providing for the provision of any services, products or payments to or from any officer, director, employee or other affiliate of the Company or such officer, director or employee; (x) contracts and agreements that purport to limit, curtail or restrict the ability of the Company or any of its subsidiaries, or would restrict the ability of Parent or any of its subsidiaries, to compete in any geographic area or line of business; (xi) contracts or agreements that would be required to be filed as an exhibit to a Form 10-K filed by the Company if such Form 10-K were required to be filed on the date hereof; and (xii) all commitments and agreements to enter into any contracts or agreements relating to any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.1 hereof, the "COMPANY MATERIAL CONTRACTS"). The Company has heretofore delivered or made available to Parent true, correct and complete copies of all Company Material Contracts.

    (b) Each of the Company Material Contracts is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity) and there is no default under any Company Material Contract either by the Company or any of its subsidiaries or, to the knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any of its subsidiaries (including the consummation of the Merger) or, to the knowledge of the Company, any other party, in any such case in which such default or event does, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

    (c) To the Company's knowledge, no party to any such Company Material Contract has given notice to the Company or any of its subsidiaries of or made a claim against the Company or any of its subsidiaries with respect to any material breach or default thereunder.

    (d) To the knowledge of the Company, during the three months immediately prior to the date hereof, the parties to station affiliation agreements with the Company or its subsidiaries have not communicated to the Company or its subsidiaries an intent to terminate or not to renew any of such affiliation agreements at a rate that is greater than the rate of such communications during the nine months immediately prior to such three month period.

    3.15 INSURANCE. The Company and each of its subsidiaries maintains adequate insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputations engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations.

    3.16  REAL PROPERTY.

    (a) Section 3.16(a) of the Company Disclosure Schedule sets forth all of the real property owned in fee by the Company and its subsidiaries that is material to the conduct of the business of the Company and its subsidiaries, taken as a whole. Each of the Company and its subsidiaries has good and marketable title to each parcel of real property owned by it free and clear of all Liens, except Permitted Liens.

    (b) Section 3.16(b) of the Company Disclosure Schedule sets forth all leases, subleases and other agreements (the "COMPANY REAL PROPERTY LEASES") (i) involving payments by the Company or any of its subsidiaries in excess of $500,000 per year under which the Company or any of its subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property or (ii) that are material to the conduct of the business of the Company and its subsidiaries, taken as a whole. The Company has heretofore delivered or made available to Parent true, correct and complete copies of all Company Real Property Leases (and all material modifications, amendments and supplements thereto and all side letters to which the Company or any of its subsidiaries is a party materially affecting the obligations of any party thereunder). Each Company Real Property Lease constitutes the valid and legally binding obligation of the Company or its subsidiaries, enforceable in accordance with its terms and is in full force and effect, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. All rent and other sums and charges payable by the Company and its subsidiaries as tenants under each Company Real Property Lease are current, no termination event or condition or uncured default of a material nature on the part of the Company or any such subsidiary or, to the Company's knowledge, the landlord, exists under any Company Real Property Lease. Each of the Company and its subsidiaries has a good and valid leasehold interest in each parcel of real property leased by it free and clear of all Liens, except Permitted Liens.

    (c) No party to any such Company Real Property Leases has given written notice to the Company or any of its subsidiaries of or made a claim against the Company or any of its subsidiaries with respect to any material breach or default thereunder.

    3.17 TANGIBLE PROPERTY. With respect to the tangible properties and assets of the Company and its subsidiaries (excluding real property), the Company and its subsidiaries have good title to, or hold pursuant to valid and enforceable leases, all such properties and assets, except where the failure to have good title or hold valid and enforceable leases does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. All of the material assets of the Company and its subsidiaries have been maintained and repaired for their continued operation and are in good repair and condition (ordinary wear and tear excepted) in all material respects.

    3.18  INTELLECTUAL PROPERTY.

    (a) Subject to such exceptions which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and its subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights copyrights service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of the Company and its subsidiaries as currently conducted or as contemplated to be conducted and, to the Company's knowledge or as disclosed in
Section 3.18 of the Company Disclosure Schedule, there has been no assertion or claim challenging the validity or enforceability of any of the foregoing which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company. Subject to such exceptions which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company, there have been no claims made or notices that the conduct of the Company's business has infringed the intellectual property rights of any third party.

    (b) Except as disclosed in Section 3.18 of the Company Disclosure Schedule, to the knowledge of the Company: (i) the Company owns all right, title and interest in, or possesses valid licenses or other rights to use, all computer software programs, including, without limitation, the Metro Source Software, developed by the Company or by the Company's employees on behalf of the Company (the "COMPANY SOFTWARE"), and such programs perform in all material respects in accordance with the specifications, documentation and other written materials used in connection therewith and are operational in the business environment, are in machine readable form, contain all current revisions thereof, and include all tapes and object and source codes; (ii) neither the Company nor any employee or agent of the Company has developed or assisted in the enhancement of the Company Software, except for enhancements which are owned or licensed by the Company; (iii) no employee of the Company is, or is now expected to be, in default under any term of any employment contract, agreement or arrangement relating to the Company Software or any noncompetition arrangement, or any other contract or any restrictive covenant relating to the Company Software or its development or exploitation; (iv) the Company has no obligation to compensate any Person for the development, use, sale or exploitation of the Company Software nor has the Company granted to any other Person any license, option or other rights to develop, use, sell or exploit in any manner the Company Software, whether requiring the payment of royalties or not; (v) the Company has taken appropriate measures to protect the confidential and proprietary nature of the Company Software; (vi) there have been no patents applied for and no copyrights registered for any part of the Company Software; and (vii) there are no trademark rights of any person or entity (other than the Company) with respect to any of the Company Software, except in respect of clauses (i)-(vii) for such exceptions which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect on the Company.

    3.19 YEAR 2000. The Company and its subsidiaries have developed and are executing a plan with respect to Year 2000 readiness (the "COMPANY YEAR 2000 PLAN"). The Company has provided Parent with a copy of the Company Year 2000 Plan and has provided a report on the status of the Company Year 2000 Plan through April 30, 1999 that is accurate in all material respects. The Company Year 2000 Plan addresses the Year 2000 issues which, to the knowledge of the Company, are material to the Company and its subsidiaries, including internal information systems and process control risks, embedded circuitry risks and third party risks.

    3.20 BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of the Company and its subsidiaries, all of which have been made available to Parent, are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (regardless of whether the Company and its subsidiaries are subject to that Section), including the maintenance of and adequate system of internal controls. The minute books of the Company and its subsidiaries contain accurate and complete records (in all material respects) of all meetings held of and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company and its subsidiaries. At the Closing, all of those books and records will be in the possession of the Company and its subsidiaries.

    3.21 ABSENCE OF QUESTIONABLE PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

    3.22 OPINION OF FINANCIAL ADVISOR. Goldman, Sachs & Co. (the "COMPANY FINANCIAL ADVISOR") has delivered to the Company Board its opinion, dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the holders of Shares from a financial point of view, and such opinion has not been withdrawn or adversely modified.

    3.23 BROKERS. No broker, finder or investment banker (other than the Company Financial Advisor, a true and correct copy of whose engagement agreement has been provided to Parent) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its affiliates.

    3.24 TAKEOVER STATUTES; DISSENTERS' RIGHTS. The Company has taken all action required to be taken by it in order to exempt this Agreement and the Company Stockholders Voting Agreement and the transactions contemplated hereby and thereby from, and this Agreement and the transactions contemplated hereby and thereby (the "COVERED TRANSACTIONS") are exempt from, the requirements of any "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other anti-takeover Laws and regulations (collectively, "TAKEOVER STATUTES") of the State of Delaware, including, without limitation, Section 203 of the DGCL, and, to the knowledge of the Company, all other states, or any anti-takeover provision in the Company's certificate of incorporation. The provisions of Section 203 of the DGCL do not apply to the Covered Transactions. Holders of Shares do not have dissenters' rights in connection with the Merger.

    3.25 EXISTING DISCUSSIONS. Except as disclosed in Section 3.25 of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its subsidiaries is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to a Company Acquisition Proposal (as defined in Section 5.5(c)).

                                   ARTICLE 4
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Parent and Merger Sub hereby represent and warrant to the Company as follows:

    4.1  ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

    (a) Parent and each of its subsidiaries is a corporation or legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by Parent to be conducted.

    (b) Except as set forth in Section 4.1(b) of the Disclosure Schedule previously delivered by Parent to the Company (the "PARENT DISCLOSURE SCHEDULE"), Parent has no subsidiaries and does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other security of any other entity or any other investment in any other entity (other than marketable securities which are held as investments and are reflected as such on the consolidated financial statements of PARENT).

    (c) Parent and each of its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

    (d) Parent has heretofore delivered or made available to the Company accurate and complete copies of the articles or certificate of incorporation and by-laws, or other similar organizational documents, as currently in effect, of Parent and each of its subsidiaries.

    4.2  CAPITALIZATION OF PARENT AND ITS SUBSIDIARIES.

    (a) The authorized capital stock of Parent consists of: (i) 117,000,000 shares of Parent Common Stock, of which, as of June 1, 1999, 27,996,135 shares were issued and outstanding, EXCLUDING 7,058,595 shares WHICH WERE held in treasury, (ii) 3,000,000 shares of Class B Stock, par value $.01 per share ("PARENT CLASS B STOCK"), of PARENT, of which, as of June 1, 1999, 351,733 shares were issued and outstanding and (iii) 10,000,000 shares of Preferred Stock, par value $.01 per share, none of which was outstanding as of June 1, 1999. All of the issued and outstanding shares of Parent Common Stock and Parent Class B Stock have been validly issued, and are fully paid, nonassessable and free of preemptive rights. As of June 1, 1999, (i) 3,832,500 shares of Parent Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding options granted by Parent to purchase shares of Parent Common Stock (the "PARENT STOCK OPTIONS") issued pursuant to the Parent stock option plans listed in Section 4.2(a) of the Parent Disclosure Schedule (the "PARENT OPTION PLANS"), (ii) 351,733 shares of the Parent Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the conversion of outstanding shares of Parent Class B Stock and (iii) 4,000,000 shares of the Parent Common Stock were reserved for issuance upon conversion of warrants described in Section 4.2(a) of the Parent Disclosure Schedule. Since

January 1, 1999, no shares of Parent's capital stock have been issued other than pursuant to the exercise of Parent Stock Options already in existence on such date and, since March 10, 1999, no Parent Stock Options have been granted.
Section 4.2(a) of the Parent Disclosure Schedule sets forth a complete and correct list of all holders of options to acquire shares of Parent Common Stock, including such person's name, the number of options (vested, unvested and total) held by such person, the remaining term for vesting of such options and the exercise price for each such option. Except as set forth above in this Section 4.2(a), as of the date hereof, there are outstanding (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of Parent, (iii) no options or other rights to acquire from Parent or its subsidiaries, and no obligations of Parent or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent, and (iv) no equity equivalents, or interests in the ownership or earnings, of Parent or its subsidiaries or other similar rights (including stock appreciation rights) (collectively, "PARENT SECURITIES"). There are no outstanding obligations of Parent or its subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities. The Shares of Parent Common Stock and Parent Series A Preferred Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights and, with respect to the Parent Common Stock, when issued, be registered under the Securities Act and the Exchange Act and registered or exempt from registration under applicable state securities laws. Parent has reserved for issuance shares of Parent Common Stock, issuable upon conversion of shares of Parent Series A Preferred Stock. Except as set forth in Section 4.2(a) of the Parent Disclosure Schedule, there are no shareholder agreements, voting trusts or other agreements or understandings to which Parent is a party or to which it is bound relating to the voting or disposition of any shares of capital stock of Parent.

    (b) All of the outstanding capital stock of Parent's subsidiaries is owned by Parent, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of law). There are no securities of Parent or its subsidiaries convertible into or exchangeable for, no options or other rights to acquire from Parent or its subsidiaries, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any subsidiary of Parent. There are no outstanding contractual obligations of Parent or its subsidiaries to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in any subsidiary of Parent.

    4.3  AUTHORITY RELATIVE TO THIS AGREEMENT.

    (a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Parent Requisite Vote (as defined below), to consummate the transactions contemplated hereby to be performed by it (including, in the case of Parent, the issuance of shares of Parent Common Stock in the Merger (the "SHARE ISSUANCE") and the issuance of shares of Parent Series A Preferred Stock in the Merger). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby to be performed by it (including, in the case of Parent, the Share Issuance and the issuance of shares of Parent Series A Preferred Stock in the Merger) have been duly and validly authorized and approved by the Board of Directors of Parent (the "PARENT BOARD"), the Board of Directors of Merger Sub and Parent as the sole stockholder of Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Share Issuance, the approval by the holders of a majority of the then outstanding shares of Parent Common Stock and Parent Class B Stock acting as a single class (the "PARENT REQUISITE VOTE")). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and constitutes a valid, legal and binding agreement of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity).

    (b) The Parent Board has duly and validly approved, and taken all corporate actions required to be taken by the Parent Board for, the consummation of the transactions, including the Merger, the Share Issuance and the issuance of shares of Parent Series A Preferred Stock in the Merger, contemplated hereby and has resolved (i) to deem the Share Issuance advisable and fair to, and in the best interests of, Parent and its stockholders and (ii) to recommend to Parent's stockholders that they approve the Share Issuance.

    (c) The Parent Board has directed that the Share Issuance be submitted to Parent's stockholders for their approval at the Parent Stockholders Meeting (as defined in Section 5.4(d)).

    (d) The Parent Requisite Vote is the only vote of the holders of any class or series of capital stock of Parent necessary to approve the Share Issuance. No other vote or consent of the stockholders of Parent is required by law, the certificate of incorporation or bylaws of Parent or otherwise in order for Parent to approve the Share Issuance.

    4.4  SEC REPORTS; FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.

    (a) Parent has filed all required forms, reports and documents with the SEC since December 31, 1995 (the "PARENT SEC REPORTS"), each of which has complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such forms, reports and documents were filed. None of the Parent SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect on the date when such Parent SEC Reports were filed and fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments that have not been and are not expected to be material in amount).

    (b) Neither Parent nor any of its subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and there is no existing condition, situation or set of circumstances which could be expected to result in such a liability or obligation, except for liabilities or obligations (i) disclosed in the Parent Disclosure Schedule, (ii) reflected in the Parent SEC Reports filed prior to the date hereof (the "FILED PARENT SEC REPORTS"), (iii) incurred in the ordinary course of business which do not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or (iv) incurred in connection with the transactions contemplated hereby.

    (c) Parent has heretofore made available to the Company a complete and correct copy of any material amendments or modifications, which have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Exchange Act.

    4.5 INFORMATION SUPPLIED. (a) None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus is mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    (b) Neither the S-4 nor any amendment or supplement thereto will, at the time it becomes effective under the Securities Act or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation or warranty is made by Parent or Merger Sub in this Section 4.5(b) with respect to (i) statements made or incorporated by reference therein based on information supplied by the Company or any of its subsidiaries for inclusion or incorporation by reference in the S-4 or (ii) compliance with the requirements of the Securities Act or the Exchange Act with respect to documents incorporated by reference in the S-4 from the Company SEC Reports. The S-4 will comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder.

    4.6 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the filing and recordation of a certificate of merger and a certificate of designations relating to the Parent Series A Preferred Stock as required by the DGCL, and as otherwise set forth in
Section 4.6 of the Parent Disclosure Schedule, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Parent or Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. Except as set forth in Section
4.6 of the Parent Disclosure Schedule, neither the execution, delivery and performance of this Agreement by Parent or Merger Sub nor the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective certificate or articles of incorporation or bylaws (or similar governing documents) of Parent or any of its subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or any of its subsidiaries is a party, including, without limitation, station affiliation agreements, or by which any of them or any of their respective properties or assets may be bound, or (iii) violate any Law applicable to Parent or any of its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. No rights of first refusal or first offer, preemptive rights or similar rights of participation are applicable to the transactions contemplated by this Agreement.

    4.7 NO DEFAULT. None of Parent or its subsidiaries is in default or violation (and no event has occurred which with or without due notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its certificate or articles of incorporation or bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to Parent, its subsidiaries or any of their respective properties or assets, except, in the case of (i), for immaterial defaults with respect to subsidiaries and, in the case of (ii) or
(iii), for violations, breaches or defaults which do not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

    4.8 ABSENCE OF CHANGES. Except as and to the extent disclosed by Parent in the Filed Parent SEC Reports or as disclosed in Section 4.8 of the Parent Disclosure Schedule, since January 1, 1999, Parent and its subsidiaries have, in all material respects, conducted their businesses in the ordinary and usual course consistent with past practice and there has not been:

        (a) any event, change, occurrence, development or state of circumstances or facts which does or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, excluding any change, effect, event, development, state of facts or circumstances or occurrence
    (i) relating to the United States economy in general, (ii) relating to events or developments affecting the industry in which Parent and its subsidiaries operate generally, (iii) with respect to station affiliation agreements only, arising out of or otherwise resulting from the announcement of the execution and delivery of this Agreement or (iv) arising out of or otherwise resulting from any action taken or not taken by Parent or Merger Sub at the direction of the Company in compliance with the terms and conditions of this Agreement;

        (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Parent, or any repurchase, redemption or other acquisition by Parent or any subsidiary of any Parent Securities;

        (c) any amendment of any term of any outstanding security of Parent or any subsidiary;

        (d) (i) any incurrence or assumption by Parent or any subsidiary of any indebtedness for borrowed money (A) other than in the ordinary course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by Section 5.2 or (ii) any guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by Parent or any subsidiary for the obligations of any other person (other than any wholly owned subsidiary of Parent), other than in the ordinary course of business consistent with past practice;

        (e) any creation or assumption by Parent or any subsidiary of any Lien (other than Permitted Liens) of any kind or nature whatsoever on any material asset of Parent or any subsidiary other than in the ordinary course of business consistent with past practice;

        (f) any making of any loan, advance or capital contribution to or investment in any person by Parent or any subsidiary other than (i) any acquisition permitted by Section 5.2, (ii) loans, advances or capital contributions to or investments in wholly owned subsidiaries of Parent or
    (iii) loans or advances to employees of Parent or any subsidiary made in the ordinary course of business consistent with past practice not in excess of $50,000 individually or $250,000 in the aggregate;

        (g) (i) any contract or agreement entered into by Parent or any subsidiary relating to any material acquisition or disposition of any assets or business or (ii) any modification, amendment, assignment, termination or relinquishment by Parent or any subsidiary of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payee) that does or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, other than, in the case of (i) and (ii), transactions, commitments, contracts or agreements in the ordinary course of business consistent with past practice and those contemplated by this Agreement;

        (h) any material change in any method of accounting or accounting principles or practice (for financial accounting or tax purposes) by Parent or any subsidiary, except for any such change required by GAAP;

        (i) any (i) grant of any severance or termination pay to any director, officer or employee of Parent or any of its subsidiaries other than, with respect to employees (but not executive officers or directors), in the ordinary course of business or involving payments not in excess of $25,000 in any one case, or in the aggregate $100,000; (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of Parent or any of its subsidiaries; (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of Parent or any of its subsidiaries other than, in the case of clauses (ii), (iii) or (iv), the entering into of such agreements (or amendments thereto) or the payment of increases made prior to the date hereof in the ordinary and usual course of business consistent with past practice; or

        (j) any action or proceeding commenced or, to the knowledge of Parent, threatened or proposed, to condemn or take by eminent domain or other governmental action any real or personal property owned or used by Parent and its subsidiaries.

    4.9 LITIGATION. Except as disclosed by Parent in the Filed Parent SEC Reports or as disclosed in Section 4.9 of the Parent Disclosure Schedule, (i) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened against Parent or any of its subsidiaries or any of their respective properties or assets and (ii) none of Parent or its subsidiaries is subject to any outstanding judgment, order, writ, injunction or decree, which, in the case of either (i) or (ii) would require Parent to make payments in excess of $250,000 with respect to any single suit, claim, action, proceeding, investigation, judgment, order, writ, injunction or decree, or has had or would reasonably be expected to have a Material Adverse Effect on Parent.

    4.10 COMPLIANCE WITH APPLICABLE LAW. Except as disclosed by Parent in the Filed Parent SEC Reports or Section 4.10 of the Parent Disclosure Schedule, and except for failures which do not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, (i) Parent and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "PARENT PERMITS"), (ii) Parent and its subsidiaries are in compliance with the terms of the Parent Permits, (iii) the businesses of Parent and its subsidiaries are not being conducted in violation of any Law of any Governmental Entity, including Environmental Laws, and (iv) except as disclosed in Section 4.13 hereof, no investigation or review by any Governmental Entity with respect to Parent or its subsidiaries is pending or, to the knowledge of Parent, threatened, nor, to the knowledge of Parent, has any Governmental Entity indicated an intention to conduct the same.

    4.11  EMPLOYEE PLANS.

    (a) Section 4.11(a) of the Parent Disclosure Schedule lists all "employee benefit plans," as defined in Section 3(3) of ERISA, and all other employee benefit plans or other benefit arrangements, including but not limited to all employment and consulting agreements and all bonus and other incentive compensation, deferred compensation, disability, severance, retention, salary continuation, stock and stock-related award, stock option, stock purchase or collective bargaining agreements, plans, policies and arrangements which Parent or any of its subsidiaries maintains, is a party to, contributed to or has any obligation to or liability for in respect of current or former employees and directors (each, a "PARENT EMPLOYEE BENEFIT PLAN" and collectively, the "PARENT EMPLOYEE BENEFIT PLANS"). None of the

Parent Employee Benefit Plans other than a "multiemployer plan" (within the meaning of section 3(37) of ERISA) is subject to Title IV of ERISA.

    (b) True, correct and complete copies of the following documents, which are correct and complete in all material respects, with respect to each of the Parent EMPLOYEE BENEFIT Plans (other than a multiemployer plan) have been made available to the Company, to the extent applicable: (i) any plans, all material amendments thereto and related trust documents, and amendments thereto; (ii) the most recent Forms 5500 and all schedules thereto and the most recent actuarial report, if any; (iii) the most recent IRS determination letter; (iv) summary plan descriptions; (v) material written communications to employees relating to the Parent EMPLOYEE BENEFIT Plans; and (vi) written descriptions of all material non-written agreements relating to the Parent EMPLOYEE BENEFIT Plans.

    (c) Except as would not, individually or in the aggregate, have a Material Adverse Effect on Parent, (i) all payments required to be made by or under any Parent Employee Benefit Plan, any related trusts, insurance policies or ancillary agreements, or any collective bargaining agreement have been timely made, (ii) Parent and its subsidiaries have performed all obligations required to be performed by them under any Parent Employee Benefit Plan, (iii) the Parent Employee Benefit Plans have been administered and are in compliance in all respects with their terms and the requirements of ERISA, the Code and other applicable laws, and (iv) there are no actions, suits, arbitrations, claims (other than routine claims for benefits) or administrative proceedings pending or, to the knowledge of Parent, threatened with respect to any Parent Employee Benefit Plan.

    (d) Except as disclosed in Section 4.11(d) of the Parent Disclosure Schedule, each Parent Employee Benefit Plan and its related trust which are intended to be "qualified" within the meaning of Sections 401(a) and 501(a) of the Code, respectively, have been determined by the Internal Revenue Service to be so "qualified" under such Sections, as amended by the Tax Reform Act of 1986, and Parent knows of no fact which would adversely affect the qualified status of any such Parent Employee Benefit Plan and its related trust.

    (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, solely or in connection with any other event, (i) increase any benefits otherwise payable under any Parent Employee Benefit Plan, or (ii) result in the acceleration of the time of payment or vesting of any such benefits. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, solely or in connection with any other event, result in any payment becoming due, or increase the compensation due, to any current or former employee or director of Parent or any of its subsidiaries.

    (f) Except as disclosed in Section 4.11(f) of the Parent Disclosure Schedule, none of the Parent Employee Benefit Plans provides for post-employment life or health insurance, benefits or coverage for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

    (g) Neither Parent nor any of its subsidiaries has incurred, nor, to Parent's knowledge, is likely to incur, any withdrawal liability with respect to any "multiemployer plan" (within the meaning of section 3(37) of ERISA) which remains unsatisfied in an amount which would have a Material Adverse Effect. The termination of, or withdrawal from, any multiemployer plan to which Parent or any of its subsidiaries contributes, on or prior to the Effective Time, will not subject Parent or any of its subsidiaries to any liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect on Parent.

    4.12  LABOR AND EMPLOYMENT MATTERS.

    (a) Section 4.12(a) of the Parent Disclosure Schedule sets forth a list of all employment or severance compensation agreements that require Parent or its subsidiaries to make payments in excess of $250,000 annually, and labor or collective bargaining agreements to which Parent or any subsidiary is party. Except as set forth in Section 4.12(a) of the Parent Disclosure Schedule, (i) there are no employment or severance compensation agreements that require Parent or its subsidiaries to make payments in excess of $250,000 annually, (ii) there are no labor or collective bargaining agreements which pertain to employees of Parent or any of its subsidiaries and
(iii) neither Parent nor any of its subsidiaries is a party to or bound by any agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation (including stock options) or an accelerated payment of compensation (including the accelerated vesting of stock options) as a result of the (A) consummation of the transactions contemplated hereby or (B) the termination of such employment or consulting following such consummation. Parent has heretofore made available to the Company true and complete copies of the agreements listed on Section 4.12(a) of Parent Disclosure Schedule, together with all amendments, modifications, supplements and side letters affecting the duties, rights and obligations of any party thereunder.

    (b) Except as disclosed in Section 4.12(b) of the Parent Disclosure Schedule, no employees of Parent or any of its subsidiaries are represented by any labor organization; no labor organization or group of employees of Parent or any of its subsidiaries has made a pending demand for recognition or certification; and, to Parent's knowledge, there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To Parent's knowledge, there are no organizing activities involving Parent or its subsidiaries pending with any labor organization or group of employees of Parent or any of its subsidiaries.

    (c) Except as disclosed in Section 4.12(c) of the Parent Disclosure Schedule, there are no material unfair labor practice charges, grievances or complaints pending before any Governmental Entity or threatened in writing by or on behalf of any employee or group of employees of Parent or its subsidiaries.

    (d) Except as disclosed in Section 4.12(d) of the Parent Disclosure Schedule, there are no material complaints, charges or claims against Parent or its subsidiaries filed and currently pending, or threatened in writing to be brought or filed, with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by Parent or its subsidiaries.

    (e) Except as disclosed in Section 4.12(e) of the Parent Disclosure Schedule, Parent and each of its subsidiaries are in compliance in all material respects with all Laws relating to the employment of labor, including all such Laws and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health workers' compensation and the collection and payment of withholding and/or Social Security Taxes and similar Taxes.

    4.13  TAXES.  Except as disclosed in Section 4.13 of the Parent Disclosure
Schedule:

        (a) Each of Parent and its subsidiaries has timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), all federal income Tax Returns (as hereinafter defined) and other material Tax Returns required to be filed by it, and all such filed Tax Returns are true, complete and accurate in all material respects. All Taxes shown to be due on such Tax Returns have been timely paid.

        (b) The most recent financial statements contained in the Parent SEC Reports reflect an adequate reserve for all Taxes payable by Parent and its subsidiaries for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to Taxes has been proposed, asserted or assessed against Parent or any subsidiary in excess of $250,000. No liens for Taxes exist with respect to any asset of Parent or any subsidiary or Parent, except for statutory liens for Taxes not yet due.

        (c) The federal income Tax Returns of Parent and each subsidiary of Parent have been examined by and settled with the United States Internal Revenue Service (or the applicable statute of limitations has expired) for all years through 1994, and the material state income and franchise Tax Returns and the foreign Tax Returns of Parent and each subsidiary of Parent have been examined by and settled with the applicable Tax authorities for the years specified in Section 4.13(c) of the Parent Disclosure Schedule. All assessments for Taxes due with respect to such completed and settled examinations or any concluded litigation have been fully paid. Neither Parent nor its subsidiaries has requested or been granted an extension of time for filing any Tax Return that has not yet been filed.

        (d) Neither Parent nor any subsidiary of Parent is a party to a Tax allocation or sharing agreement.

        (e) Neither Parent nor any subsidiary of Parent (i) has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code, other than the affiliated group of which Parent is the common parent or (ii) has any liability for the Taxes of any person (other than Parent and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

        (f) No audit or other administrative or court proceedings are pending with respect to federal, state or foreign income or franchise Taxes of Parent or any subsidiary of Parent and no written notice thereof has been received. Neither Parent nor any subsidiary has any outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, federal, state or foreign income or franchise Taxes due from or with respect to Parent or any subsidiary for any taxable period.

        (g) No claim has been made in writing by a Tax authority in a jurisdiction where neither Parent nor any subsidiary of Parent files Tax Returns that Parent or any subsidiary of Parent is or may be subject to taxation in that jurisdiction.

        (h) Neither Parent nor any subsidiary of Parent is a party to any contract, agreement or other arrangement which provides for the payment of any amount which would not be deductible by reason of Section 162(m) of the Code.

        (i) Parent has made available to the Company true and complete copies of
    (i) all federal, state and foreign income and franchise Tax Returns of Parent and its subsidiaries for the preceding three Taxable years and (ii) any audit report issued within the last three years (or otherwise with respect to any audit or proceeding in progress) relating to Taxes of Parent or any subsidiary of Parent.

        (j) None of Parent or any of its subsidiaries has taken, agreed to take or will take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

        (k) Parent and each of its subsidiaries are not currently, have not been within the last five years, and do not anticipate becoming, a "United States real property holding corporation" within the meaning of Section 897(c) of the Code.

        (l) Neither Parent nor any subsidiary has filed a consent under Section 341(f) of the Code concerning collapsible corporations.

    4.14  MATERIAL CONTRACTS.

    (a) Section 4.14 of the Parent Disclosure Schedule (together with Sections 4.12(a), (b), (c), (d) and (e) of the Parent Disclosure Schedule) lists all material contracts and agreements (and all material amendments, modifications and supplements thereto and all side letters to which Parent or any of its

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
subsidiaries is a party materially affecting the obligations of any party thereunder) to which Parent or any of its subsidiaries is a party or by which any of its properties or assets are bound including, without limitation, all:
(i) employment, severance, personal services or consulting (other than contracts with affiliates or as identified in clause (iii) of this Section 4.14) agreements pursuant to which Parent or its subsidiaries are required to pay more than $250,000 annually, or by which Parent or its subsidiaries receive more than $1,000,000 annually; (ii) except for contracts relating to the normal business operations of Parent entered into in the ordinary course of business consistent with past practice, contracts pursuant to which Parent is obligated to indemnify any other individual or entity; (iii) contracts and agreements providing for a right of first refusal, first negotiation, "tag along" or "drag along" rights applicable to any capital stock or material assets of Parent or any of its subsidiaries; (iv) partnership, joint venture or cooperative development agreements pursuant to which Parent could be required to contribute or make payments in excess of $1,000,000; (v) contracts and agreements with any Governmental Entity requiring payments by either party in excess of $500,000;
(vi) material promotion or marketing arrangements; (vii) other than with respect to intercompany indebtedness or as set forth in the consolidated financial statements of Parent or the notes thereto, loan or credit agreements, mortgages, indentures, or other agreements on instruments evidencing indebtedness for borrowed money by Parent or any of its subsidiaries or any such agreement or instrument pursuant to which indebtedness for borrowed money may be incurred, including guaranties; (viii) contracts and agreements providing for the provision of any services, products or payments to or from any officer, director, employee or other affiliate of Parent or such officer, director or employee; (ix) contracts and agreements that purport to limit, curtail or restrict the ability of Parent or any of its subsidiaries to compete in any geographic area or line of business; (x) contracts and agreements that would be required to be filed as an exhibit to a Form 10-K filed by Parent with the SEC if such Form 10-K were required to be filed on the date hereof; and (xi) all commitments and agreements to enter into any contracts or agreements relating to any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the "PARENT MATERIAL CONTRACTS"). Parent has heretofore delivered or made available to the Company true, correct and complete copies of all Parent Material Contracts.

    (b) Each of the Parent Material Contracts is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity) and there is no default under any Parent Material Contract either by Parent or any of its subsidiaries or, to the knowledge of Parent, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Parent or any of its subsidiaries (including the consummation of the Merger or the Share Issuance) or, to the knowledge of Parent, any other party, in any such case in which such default or event does, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

    (c) To Parent's knowledge, no party to any such Parent Material Contract has given notice to Parent or any of its subsidiaries of or made a claim against Parent or any of its subsidiaries with respect to any material breach or default thereunder.

    (d) To the knowledge of Parent, during the three months immediately preceding the date hereof, the parties to station affiliation agreements with Parent or its subsidiaries have not communicated to Parent or its subsidiaries an intent to terminate or not to renew any of such affiliation agreements at a rate that is greater than the rate of such communications during the nine months immediately prior to such three month period.

    4.15 INSURANCE. Parent and each of its subsidiaries maintains adequate insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputations engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations.

    4.16  REAL PROPERTY.

    (a) Section 4.16(a) of the Parent Disclosure Schedule sets forth all of the real property owned in fee by Parent and its subsidiaries that is material to the conduct of the business of Parent and its subsidiaries, taken as a whole. Each of Parent and its subsidiaries has good and marketable title to each parcel of real property owned by it free and clear of all Liens, except Permitted Liens.

    (b) Section 4.16(b) of the Parent Disclosure Schedule sets forth all leases, subleases and other agreements (the "PARENT REAL PROPERTY LEASES") (i) involving payments by Parent or its subsidiaries in excess of $500,000 per year under which Parent or any of its subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property, or (ii) that are material to the conduct of the business of Parent and its subsidiaries, taken as a whole. Parent has heretofore delivered or made available to the Company true, correct and complete copies of all Parent Real Property Leases (and all material modifications, amendments and supplements thereto and all side letters to which Parent or any of its subsidiaries is a party materially affecting the obligations of any party thereunder). Each Parent Real Property Lease constitutes the valid and legally binding obligation of Parent or its subsidiaries, enforceable in accordance with its terms, and is in full force and effect, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. All rent and other sums and charges payable by Parent and its subsidiaries as tenants under each Parent Real Property Lease are current, no termination event or condition or uncured default of a material nature on the part of Parent or any such subsidiary or, to Parent's knowledge, the landlord, exists under any Parent Real Property Lease. Each of Parent and its subsidiaries has a good and valid leasehold interest in each parcel of real property leased by it free and clear of all Liens, except Permitted Liens.

    (c) No party to any such Parent Real Property Leases has given written notice to Parent or any of its subsidiaries of or made a claim against Parent or any of its subsidiaries with respect to any material breach or default thereunder.

    4.17 TANGIBLE PROPERTY. With respect to the tangible properties and assets of Parent and its subsidiaries (excluding real property) Parent and its subsidiaries have good title to, or hold pursuant to valid and enforceable leases, all such properties and assets, except where the failure to have good title or hold valid and enforceable leases does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. All of the material assets of Parent and its subsidiaries have been maintained and repaired for their continued operation and are in good repair and condition (ordinary wear and tear excepted) in all material respects.

    4.18 INTELLECTUAL PROPERTY. Subject to such exceptions which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Parent, Parent and its subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights copyrights service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of Parent and its subsidiaries as currently conducted or as contemplated to be conducted and, to Parent's knowledge or as disclosed in Section 4.9 of the Parent Disclosure Schedule, there has been no assertion or claim challenging the validity or enforceability of any of the foregoing which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Parent. Subject to such exceptions which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Parent, there have been no claims made or notices that the conduct of Parent's business has infringed the intellectual property rights of any third party.

    4.19 YEAR 2000. Parent and its subsidiaries have developed and are executing a plan with respect to Year 2000 readiness (the "PARENT YEAR 2000 PLAN"). Parent has provided the Company with a report on the status of the Parent Year 2000 Plan through April 30, 1999 that is accurate in all material respects. The Parent Year 2000 Plan addresses the Year 2000 issues which, to the knowledge of Parent, are material to Parent and its subsidiaries, including internal information systems and process control risks, embedded circuitry risks and third party risks.

    4.20 BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of Parent and its subsidiaries, all of which have been made available to the Company, are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (regardless of whether the Parent and its subsidiaries are subject to that Section), including the maintenance of and adequate system of internal controls. The minute books of Parent and its subsidiaries contain accurate and complete records (in all material respects) of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of Parent and its subsidiaries. At the Closing, all of those books and records will be in the possession of Parent and its subsidiaries.

    4.21 ABSENCE OF QUESTIONABLE PAYMENTS. Neither Parent nor any of its subsidiaries nor, to Parent's knowledge, any director, officer, agent, employee or other person acting on behalf of Parent or any of its subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither Parent nor any of its subsidiaries nor, to Parent's knowledge, any director, officer, agent, employee or other person acting on behalf of Parent or any of its subsidiaries, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

    4.22 OPINION OF FINANCIAL ADVISOR. Donaldson, Lufkin & Jenrette Securities Corporation (the "PARENT FINANCIAL ADVISOR") has delivered to the Parent Board its opinion, dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the stockholders of Parent from a financial point of view, and such opinion has not been withdrawn or adversely modified.

    4.23 BROKERS. No broker, finder or investment banker (other than Parent Financial Advisor, a true and correct copy of whose engagement agreement has been provided to the Company) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or any of its affiliates.

    4.24 TAKEOVER STATUTES; DISSENTERS' RIGHTS. Parent has taken all action required to be taken by it in order to exempt this Agreement and the Covered Transactions from, and this Agreement and the Covered Transactions are exempt from, the requirements of any Takeover Statutes of the State of Delaware, including, without limitation, Section 203 of the DGCL, and, to Parent's knowledge, all other states, or any anti-takeover provision in Parent's certificate of incorporation. The provisions of Section 203 of the DGCL do not apply to the Covered Transactions. Parent's stockholders do not have dissenters' rights in connection with the Merger.

    4.25 NO PRIOR ACTIVITIES OF MERGER SUB. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Merger Sub has neither incurred any obligation or liability nor engaged in any business or activity of any time or kind whatsoever or entered into any agreement or arrangement with any person.

    4.26 EXISTING DISCUSSIONS. Except as disclosed in Section 4.26 of the Parent Disclosure Schedule, as of the date hereof, neither Parent nor any of its subsidiaries is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving Parent or any of its subsidiaries: (i) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of a significant portion of the assets of Parent and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (iii) any tender offer or exchange offer for twenty percent (20%) or more of the outstanding voting capital stock of Parent or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing (any of the foregoing, a "PARENT ACQUISITION PROPOSAL").

    4.27 AFFILIATE AGREEMENTS. Parent and Infinity Broadcasting Corporation have duly and validly executed and delivered the Amended and Restated Representation Agreement, effective as of March 30, 1999, the Management Agreement, effective as of March 30, 1999, and each of the other related agreements attached thereto as exhibits or schedules, each such agreement substantially in the form previously provided to the Company and, assuming the accuracy of the representations and warranties of Infinity Broadcasting Corporation set forth therein (other than with respect to enforceability) are the legal, valid, binding and enforceable obligations of the parties thereto, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally, and the application of equitable principles (whether considered in a proceeding at law or in equity).

                                   ARTICLE 5
                                   COVENANTS

    5.1 CONDUCT OF BUSINESS OF COMPANY. Except as contemplated by this Agreement or as permitted by the provisions of this Section 5.1, during the period from the date hereof to the Effective Time, the Company shall, and shall cause each of its subsidiaries to, conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organizations, seek to keep available the service of its current officers and employees and seek to preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired in any material respect at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Section 5.1 of the Company Disclosure Schedule, prior to the Effective Time, the Company shall not, and shall not permit any of its subsidiaries to, without the prior written consent of Parent:

        (a) amend its certificate or articles of incorporation or bylaws (or other similar governing instrument);

        (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or equity equivalents (including, without limitation, any stock options or stock appreciation rights) or accelerate the vesting schedule or make any other modifications to the terms of existing stock options, except for (i) the issuance or sale of shares of Company Common Stock pursuant to outstanding options granted prior to the date hereof under the Company Option Plans, (ii) pursuant to the Company's employee stock purchase plan described in Section 5.1 of the Company Disclosure Schedule or (iii) the granting of options (having an exercise price not less than the fair market value of the

    Company Common Stock at the time of such grant) to purchase up to 50,000 shares of Company Common Stock under the Company Option Plans;

        (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to shareholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its subsidiaries;

        (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries other than the Merger (except that the Company and/or any subsidiary of the Company may adopt a plan of merger in connection with (i) a merger of any subsidiary of the Company into the Company or another subsidiary of the Company or (ii) an acquisition or disposition of a business or assets otherwise permitted by this Section 5.1);

        (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any subsidiary, except for any such alteration which would not reasonably be expected to have a Material Adverse Effect on the Company;

        (f) except as may be required by Law (i) enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund, award or other arrangement for the benefit or welfare of any director, officer or employee in any manner (other than (A) renewals (following reasonable prior notice to Parent) of employment arrangements with any officer or manager (or replacement for an officer or manager) on terms substantially similar to such officer's or manager's (or replaced officer's or manager's) existing agreement or the entering into of employment arrangements with talent hired in the ordinary course of business consistent with past practice or (B) with respect to employees (but not executive officers or directors), severance or termination arrangements in the ordinary course of business consistent with past practice or with respect to payments not in excess of $25,000 in any one case, or $100,000 in the aggregate or in accordance with the Company's severance guidelines in effect on the date hereof); or (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Company, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units);

        (g) except, (i) for (A) at-will employees (other than officers) in the ordinary course of business and (B) replacement officers or managers, or talent, in accordance with Section 5.1(f), or (ii) as set forth on Section 5.1(g) of the Company Disclosure Schedule or contemplated hereby, hire or retain any individual as an employee of or consultant to the Company or any subsidiary of the Company;

        (h) except in the ordinary course of business upon prior notice to Parent, or as set forth on Section 5.1(h) of the Company Disclosure Schedule, enter into, renew or modify in a manner that could reasonably be expected to materially adversely affect the rights of the Company any agreement which, if in effect on the date hereof, would have been required to be disclosed in Section 3.14 of the Company Disclosure Schedule;

        (i) except as may be required as a result of a change in Law or in GAAP, change any of the accounting principles or practices (whether for financial accounting or tax purposes) used by it;

        (j) revalue any of its assets, including, without limitation, writing up or down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business consistent with past practice;

        (k) make or revoke any Tax election or settle or compromise any Tax liability material to the Company and its subsidiaries taken as a whole, or change (or make a request to any Taxing authority to change) any material aspect of its method of accounting for Tax purposes;

        (l) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in, or contemplated by, the consolidated financial statements as of March 31, 1999 (or the notes thereto) of the Company and its subsidiaries or incurred in the ordinary course of business consistent with past practice;

        (m) settle or compromise any pending or threatened material suit, action or claim or initiate or join any material suit, action or claim for an amount in excess of $250,000;

        (n) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business and in amounts not material to the Company and its subsidiaries, taken as a whole; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business consistent with past practice and in amounts not material to the Company and its subsidiaries, taken as a whole, and except for obligations of wholly owned subsidiaries of the Company; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly owned subsidiaries of the Company or customary loans or advances to employees in the ordinary course of business consistent with past practice and in amounts not to exceed $50,000 individually or $250,000 in the aggregate); (iv) pledge or otherwise encumber shares of capital stock of the Company or its subsidiaries; or (v) mortgage or pledge any of its assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);

        (o) (i) other than as contemplated by Section 5.1(p), acquire, sell, lease or dispose of any assets outside the ordinary course of business or any assets which in the aggregate are material to the Company and its subsidiaries, taken as a whole or (ii) enter into any commitment or transaction outside the ordinary course of business;

        (p) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein, other than acquisitions which require the Company to pay consideration not in excess of $3,000,000 individually, or $10,000,000 in the aggregate; (ii) authorize any capital expenditure or expenditures not provided for in the Company's 1999 capital budget (a true and correct copy of which has been provided to Parent) which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $500,000; or (iii) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

        (q) take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code; or

        (r) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through 5.1(q) or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect in any material respect.

    5.2 CONDUCT OF BUSINESS OF PARENT. Except as contemplated by this Agreement or as permitted by the provisions of this Section 5.2, during the period from the date hereof to the Effective Time, Parent shall, and shall cause each of its subsidiaries to conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organizations, seek to keep available the service of its current officers and employees and seek to preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired in any material respect at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or Section 5.2 of the Parent Disclosure Schedule, prior to the Effective Time, Parent shall not, and shall not permit its subsidiaries to, without the prior written consent of the Company:

    (a) amend its certificate or articles of incorporation or bylaws (or other similar governing instrument) in a manner which adversely affects the rights, powers and preferences of the Parent Common Stock, except as expressly contemplated by this Agreement;

    (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or equity equivalents (including, without limitation, any stock options or stock appreciation rights), except for (i) the issuance or sale of shares of the Parent Common Stock pursuant to outstanding options granted prior to the date hereof under the Parent Option Plans, or (ii) the granting of options (having an exercise price not less than the fair market value of the Parent Common Stock at the time of grant) to purchase up to 50,000 shares of Parent Common Stock under the Parent Option Plans;

    (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to shareholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its subsidiaries;

    (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent or any of its subsidiaries other than the Merger (except that Parent and/or any subsidiary of Parent may adopt a plan of merger in connection with (i) a merger of any subsidiary of Parent into Parent or another subsidiary of Parent or (ii) an acquisition or disposition of a business or assets otherwise permitted by this Section 5.2);

    (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of Parent or any of its subsidiaries, except for any such alteration which would not reasonably be expected to have a Material Adverse Effect on Parent;

    (f) except as may be required by Law, (i) enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund, award or other arrangement for the benefit or welfare of any director, officer or employee in any manner (other than (A) renewals (following reasonable prior notice to the Company) of employment arrangements with any officer or manager (or replacement for any officer or manager) on terms substantially similar to such officer's or manager's (or replaced officer's or manager's) existing agreement or the entering into of employment arrangements with talent hired in the ordinary course of business consistent with past practice or (B) with respect to employees (but not executive officers or directors), severance or termination arrangements in the ordinary course of business consistent with past practice or with respect to payments not in excess of $25,000 in any one case, or $100,000 in the aggregate or in accordance with Parent's severance guidelines in effect on the date hereof); or (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to Parent, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units);

    (g) except (i) for (A) at-will employees (other than officers) in the ordinary course of business and (B) replacement officers or managers or talent, in accordance with Section 5.2(f), or (ii) as set forth in Section 5.2(g) of the Parent Disclosure Schedule or contemplated hereby, hire or retain any individual as an employee of or consultant to Parent or any subsidiary of Parent;

    (h) except in the ordinary course of business upon prior notice to Parent, or as set forth on Section 5.2(h) of the Parent Disclosure Schedule, enter into, renew or modify in a manner that could reasonably be expected to materially adversely affect the rights of Parent any agreement which, if in effect on the date hereof, would have been required to be disclosed in Section 4.14 of the Parent Disclosure Schedule;

    (i) except as may be required as a result of a change in Law or in GAAP, change any of the accounting principles or practices (whether for financial accounting or tax purposes) used by it;

    (j) revalue any of its assets, including, without limitation, writing up or down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business consistent with past practice;

    (k) make or revoke any Tax election or settle or compromise any Tax liability material to Parent and its subsidiaries taken as a whole, or change (or make a request to any Taxing authority to change) any material aspect of its method of accounting for Tax purposes;

    (l) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in, or contemplated by, the consolidated financial statements as of March 31, 1999 (or the notes thereto) of Parent and its subsidiaries or incurred in the ordinary course of business consistent with past practice;

    (m) settle or compromise any pending or threatened material suit, action or claim or initiate or join any material suit, action or claim for an amount in excess of $250,000;

    (n) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business and in amounts not material to Parent and its subsidiaries, taken as a whole; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except in the ordinary course of business consistent with past practice and in amounts not material to Parent and its subsidiaries, taken as a whole, and except for obligations of wholly owned subsidiaries of Parent; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly owned subsidiaries of Parent or customary loans or advances to employees in the ordinary course of business consistent with past practice and in amounts not to exceed $50,000 individually or $250,000 in the aggregate); (iv) pledge or otherwise encumber shares of capital stock of Parent or its subsidiaries; or (v) mortgage or pledge any of its assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);

    (o) (i) sell, lease or dispose of any assets outside the ordinary course of business or any assets which in the aggregate are material to Parent and its subsidiaries, taken as a whole or (ii) enter into any commitment or transaction outside the ordinary course of business;

    (p) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein, other than acquisitions which require Parent to pay consideration not in excess of $3,000,000 individually or $10,000,000 in the aggregate, (ii) authorize any capital expenditure or expenditures not provided for in Parent's 1999 capital budget (a true and correct copy of which has been provided to the Company) which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $500,000; or (iii) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

    (q) take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code; or

    (r) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.2(a) through 5.2(q) or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect in any material respect.

    Notwithstanding anything to the contrary contained in this Section 5.2, Parent shall be permitted to effect an acquisition of any business, corporation or other entity (by merger, purchase of stock or other equity interest, recapitalization or otherwise) or assets of any third party (the foregoing being hereinafter defined as an "ACQUISITION") or any business combination, recapitalization or merger with any third party or any affiliate thereof (the foregoing being referred to as a "BUSINESS COMBINATION") so long as Parent would not be required to issue in such Acquisitions or Business Combinations, individually or in the aggregate, a number of shares of Parent Common Stock greater than 40% of the number of outstanding shares of Parent Common Stock on the date hereof (on a fully diluted basis) and, in connection with any such Acquisition or Business Combination, Parent may, to the extent reasonably required in such transaction, issue equity securities (subject to the foregoing 40% limitation), assume outstanding stock options, assume obligations under employee benefit plans, enter into employment agreements or assume indebtedness. In addition, to the extent reasonably necessary to facilitate obtaining the Parent Requisite Vote, the Company will not unreasonably withhold or delay its consent to the taking of any action otherwise prohibited by this Section 5.2 that does not adversely affect (other than by dilution of overall voting interest on a basis that is PARI PASSU with other holders of Parent Common Stock) the Company or its stockholders.

    5.3 CONDUCT OF BUSINESS OF MERGER SUB. During the period from the date of this Agreement to the Effective Time, Merger Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

    5.4  PREPARATION OF JOINT PROXY STATEMENT; STOCKHOLDERS APPROVAL.

    (a) As promptly as practicable (and, in any event, within 60 days) following the date hereof, Parent and the Company shall prepare and file with the SEC a preliminary proxy statement, which shall constitute a joint proxy statement and a prospectus (such joint proxy statement/prospectus, and any amendments or supplements thereto, the "JOINT PROXY STATEMENT/PROSPECTUS"), and Parent shall, as promptly as practicable after receipt of notification from the SEC that it has no further comments on the Joint Proxy Statement/Prospectus, in cooperation with the Company, prepare and file with the SEC a registration statement on Form S-4 with respect to the Share Issuance (such registration statement, and any amendments or supplements thereto, the "S-4"). The Joint Proxy Statement/Prospectus will be included in the S-4 as Parent's prospectus. The S-4 and the Joint Proxy Statement/Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. Each of Parent and the Company shall use all reasonable efforts to have the S-4 declared effective by the SEC as promptly as practicable after filing the S-4 with the SEC and to keep the S-4 effective as long as is necessary to consummate the Merger and the Share Issuance. The parties shall promptly provide copies, consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Joint Proxy Statement/Prospectus and the S-4. The parties will cooperate in preparing and filing with the SEC any amendment or supplement to the Joint Proxy Statement/Prospectus or the S-4. No amendment or supplement to the Joint Proxy Statement/Prospectus shall be filed without the approval of both parties, which approvals shall not be unreasonably withheld or delayed. If, at any time prior to the Effective Time, any event with respect to the Company, Parent, any of their respective officers and directors or any of their respective subsidiaries should occur which is required to be described in the Joint Proxy Statement/Prospectus or the S-4 (or an amendment or supplement thereto), the Company or Parent, as the case may be, shall promptly so advise the other.

    (b) Parent and the Company each hereby (i) consents to the use of its name and, on behalf of its subsidiaries and affiliates, the names of such subsidiaries and affiliates, and to the inclusion of financial statements and business information relating to such party and its subsidiaries and affiliates (in each case, to the extent required by applicable securities laws), in the S-4 and the Joint Proxy Statement/ Prospectus, (ii) agrees to use all reasonable efforts to obtain the written consent of any person or entity retained by it which may be required to be named (as an expert or otherwise) in the S-4 or the Joint Proxy Statement/Prospectus, and (iii) agrees to cooperate fully, and agrees to use all reasonable efforts to cause its subsidiaries and affiliates to cooperate fully, with any legal counsel, investment banker, accountant or other agent or representative retained by any of the parties specified in clause (i) above in connection with the preparation of any and all information required, as determined after consultation with each party's counsel, to be disclosed by applicable securities laws in the S-4 or the Joint Proxy Statement/Prospectus.

    (c) The Company shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the Merger (the "COMPANY STOCKHOLDERS MEETING"), and, subject to such delays as may be reasonably necessary in order to comply with the time periods set forth in
Section 7.3(a), shall use its reasonable best efforts to cause the Company Stockholders Meeting to be held, and approval of this Agreement and the Merger to be obtained, within forty-five (45) days after the date on which the S-4 is declared effective by the SEC. The Company agrees that its obligations pursuant to the first sentence of this Section 5.4(c) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Company Acquisition Proposal. The Company Board shall recommend to its stockholders that they approve this Agreement and the Merger and, except as permitted by Section 5.5(b), the Company Board shall not withdraw, amend or modify in a manner adverse to Parent such recommendation (or announce publicly its intention to do so). Notwithstanding the foregoing, regardless of whether the Company Board has withdrawn, amended or modified its recommendation that its stockholders approve and adopt this Agreement, unless this Agreement has been terminated pursuant to the provisions of Article 7, the Company shall be required to hold the Company Stockholders Meeting.

    (d) Parent shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon the Share Issuance (including any adjournments or postponements thereof, the "PARENT STOCKHOLDERS MEETING") and shall use its reasonable best efforts to cause the Parent Stockholders Meeting to be held, and approval of the Share Issuance to be obtained (including, but not limited to, to the extent reasonably required, by engaging a proxy solicitation firm) within forty-five (45) days after the date on which the S-4 is declared effective by the SEC. Parent shall be entitled to adjourn or postpone the Parent Stockholders Meeting for up to forty-five (45) days to the extent deemed necessary by the Parent Board in order to obtain the Parent Requisite Vote. Parent agrees that its obligations pursuant to the first sentence of this Section 5.4(d) shall not be affected by the commencement, public proposal, public disclosure or communication to Parent of any Parent Acquisition Proposal. The Parent Board shall recommend to its stockholders that they approve the Share Issuance and, the Parent Board shall not withdraw, amend or modify in a manner adverse to the Company such recommendation (or announce publicly its intention to do so). Notwithstanding the foregoing, regardless of whether the Parent Board has withdrawn, amended or modified its recommendation that its stockholders approve the Share Issuance, unless this Agreement has been terminated pursuant to the provisions of Article 7, Parent shall be required to hold the Parent Stockholders Meeting.

    (e) The Company and Parent shall coordinate and cooperate with respect to the timing of such stockholders' meetings and shall use their reasonable best efforts to hold such meetings on the same day.

    5.5  NO SOLICITATION BY THE COMPANY.

    (a) From the date hereof until the termination hereof and except as expressly permitted by the following provisions of this Section 5.5, the Company will not, nor will it permit any of its subsidiaries to, nor will it authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of, the Company or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Company Acquisition Proposal (as defined in Section 5.5(c)), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to the Company or any of its subsidiaries, or take any other action to facilitate, any Company Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Company Acquisition Proposal, (iii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company, or (iv) enter into any agreement with respect to a Company Acquisition Proposal (other than a confidentiality agreement as described below); PROVIDED, HOWEVER, that nothing contained in this Section 5.5(a) shall prohibit the Company Board from furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited bona fide written offer or proposal that constitutes a Company Acquisition Proposal if, and only to the extent that,
(A) such action is taken prior to receipt of the Company Requisite Vote, (B) the Company Board, after consultation with and based upon the advice of outside legal counsel, determines in good faith that such action is consistent with its fiduciary duties to the Company stockholders under applicable Law, (C) the Company Board determines in good faith, after consultation with an independent, nationally recognized financial advisor, that such Company Acquisition Proposal, if accepted, would constitute, or is reasonably likely to lead to, a Company Superior Proposal (as hereinafter defined), and (D) prior to taking such action, the Company (x) provides reasonable notice to Parent to the effect that it is taking such action and (y) receives from such person an executed confidentiality agreement in reasonably customary form. For purposes of this Agreement, "COMPANY SUPERIOR PROPOSAL" means a bona fide written Company Acquisition Proposal on terms which a majority of the members of the Company Board determine in their good faith judgment (after consultation with an independent, nationally-recognized financial advisor) and after taking into account all legal, financial, regulatory and other aspects of the Company Acquisition Proposal, the person making the proposal, the strategic benefits to be derived from the Merger and the long-term prospects of the Company and its subsidiaries, to be more favorable from a financial point of view to the Company's stockholders than the Merger, and for which the members of the Company Board determine in their good faith judgment (after such consultation) that financing, to the extent required, is then committed or reasonably available. Prior to providing any information to or entering into discussions or negotiations with any person in connection with a Company Acquisition Proposal by such person, the Company shall notify Parent of any Company Acquisition Proposal (including, without limitation, the material terms and conditions thereof and the identity of the person making it) as promptly as practicable (but in no case later than 36 hours) after its receipt thereof, and shall thereafter inform Parent on a prompt basis of the status of any discussions or negotiations with such a third party, and any material changes to the terms and conditions of such Company Acquisition Proposal, and (with respect to discussions or negotiations with Parent) the Company shall be entitled to so inform such third party. Immediately after the execution and delivery of this Agreement, the Company will, and will cause its subsidiaries and affiliates, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Company Acquisition Proposal and shall promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.5(a).

    (b) The Company Board will not withdraw or modify or propose to withdraw or modify, in a manner adverse to Parent, its approval or recommendation of this Agreement or the Merger unless (i) the Company has complied in all material respects with the terms of Section 5.5(a), (ii) a Company Superior Proposal is pending at the time the Company Board determines to take any such action, and
(iii) the Company Board, after consultation with and based upon the advice of outside legal counsel, determines in good faith that such action is consistent with its fiduciary duties to the Company's stockholders under applicable Law; PROVIDED, HOWEVER, that the Company Board may not approve or recommend a Company Acquisition Proposal (and in connection therewith, withdraw or modify its approval or recommendation of this Agreement or the Merger) unless such a Company Acquisition Proposal is a Company Superior Proposal (and the Company shall have first complied with its obligations set forth in Section 7.3(a) and the time period referred to in the last sentence of Section 7.3(a) has expired) and unless it shall have first consulted with outside legal counsel and have determined, based upon such advice, that such action is consistent with its fiduciary duties to the Company stockholders. Nothing contained in this Section 5.5(b) shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith reasonable judgment of the Company Board, based on the advice of outside legal counsel, is required under applicable Law; PROVIDED, HOWEVER, that (i) the Company Board shall not recommend that the stockholders of the Company tender their shares in connection with a tender offer except to the extent the Company Board by a majority vote determines in its good faith that such a recommendation is consistent with the fiduciary duties of the Company Board to the Company's stockholders under applicable Law, after receiving the advice of outside legal counsel and (ii) except as otherwise permitted in this Section 5.5(b) and
Article 7, the Company shall not withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, a Company Acquisition Proposal. Nothing in this
Section 5.5(b) shall (i) permit the Company to terminate this Agreement (except as provided in Article 7 hereof) or (ii) affect any other obligations of the Company under this Agreement.

    (c) "COMPANY ACQUISITION PROPOSAL" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving the Company or any of its subsidiaries: (i) other than as permitted pursuant to Section 5.1(p) hereof or acquisitions by the Company pursuant to which the Company would not be required to issue a number of shares of Company Common Stock greater than 20% of the number of outstanding shares on a fully diluted basis immediately prior to such issuance, any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of a significant portion of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding voting capital stock of the Company or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

    5.6  INTENTIONALLY OMITTED.

    5.7  ACCOUNTANTS' LETTERS.

    (a) The Company shall use all reasonable best efforts to cause to be delivered to Parent a letter of KPMG LLP (or its successor firm), the Company's independent auditors, dated a date within two (2) business days before the date on which the S-4 shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

    (b) Parent shall use all reasonable best efforts to cause to be delivered to the Company a letter of PricewaterhouseCoopers LLP, Parent's independent auditors, dated a date within two business days before the date on which the S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

    5.8  ACCESS TO INFORMATION.

    (a) Between the date hereof and the Effective Time, each party will give the other parties and their respective authorized representatives reasonable access during normal business hours to all employees (which access shall be coordinated with such party's executive management), offices and other facilities and to all books and records of such party and its subsidiaries, will permit such other parties to make such inspections as such other parties may reasonably require and will cause such party's officers and those of its subsidiaries to furnish such other parties with such financial and operating data and other information with respect to the business, properties and personnel of such party and its subsidiaries as such other parties may from time to time reasonably request; PROVIDED, HOWEVER, that no investigation made by any party pursuant to this
Section 5.8(a) shall effect or be deemed to modify any of the representations or warranties made by any other party in this Agreement.

    (b) Between the date hereof and the Effective Time, each party shall furnish to the other parties (i) within two business days after the delivery thereof to management, such monthly financial statements and data as are regularly prepared for distribution to such party's Chief Executive Officer and (ii) at the earliest time at which they are available and prior to filing thereof with the SEC, such quarterly and annual financial statements as are prepared for such party's SEC filings, which shall be in accordance with the books and records of such party, and drafts of all such party's SEC filings.

    (c) Each party will hold and will use its best efforts to cause its consultants and advisors to hold in confidence all documents and information concerning the other parties and their respective subsidiaries furnished to such party in connection with the transactions contemplated by this Agreement to the extent required by that certain confidentiality agreement entered into between the Company and Parent dated July 31, 1998 and amended by letter agreement between the Company and Parent dated May 7, 1999 (the "CONFIDENTIALITY AGREEMENT").

    5.9 ADDITIONAL AGREEMENTS; REASONABLE BEST EFFORTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (i) cooperation in the preparation and filing of the Joint Proxy Statement/Prospectus and the S-4, any filings that may be required under the HSR Act, and any amendments or supplements to any thereof, (ii) cooperation in obtaining, prior to the Effective Time, the approval for listing on the NYSE, effective upon the official notice of issuance, of the shares of Parent Common Stock into which the Shares will be converted, into which the Parent Series A Preferred Stock will be convertible and for which the Company Stock Options may become exercisable pursuant to Article 2 hereof, (iii) the taking of all action reasonably necessary, proper or advisable to secure any necessary consents of all third parties and Governmental Entities, including those relating to existing debt obligations of the Company and its subsidiaries, (iv) the transfer of existing Company Permits to the Surviving Corporation, (v) contesting any legal proceeding relating to the Merger or the Share Issuance and (vi) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, Parent, Merger Sub and the Company agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the LATER TO OCCUR OF THE Parent Stockholders Meeting AND THE METRO STOCKHOLDERS MEETING. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall use their reasonable best efforts to take all such necessary action.

    5.10 REGULATORY REVIEWS. Each party hereto will use its reasonable best efforts to (i) file with the U.S. Department of Justice and U.S. Federal Trade Commission, as soon as practicable and in no event later than fifteen (15) days after the date hereof, the Notification and Report Form under the HSR Act and to provide promptly any supplemental information or material requested pursuant to the HSR Act, and (ii) comply as soon as practicable after the date hereof with any other Laws of any country under which any consent, authorization, registration, declaration or other action with respect to the transactions contemplated herein may be required. Each party hereto shall furnish to the other such information and assistance as the other may reasonably request in connection with any filing or other act undertaken in compliance with the HSR Act or other such laws, and shall keep each other timely apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental Entity under the HSR Act or other such laws. Parent, Merger Sub and the Company will each use its reasonable best efforts to cause termination or expiration of the HSR waiting period(s) in connection with any review of the transactions contemplated by this Agreement under the HSR Act and the Company agrees to cooperate fully with Parent and Merger Sub in respect thereof and to accept, in case of any dispute between the parties regarding dealings with any Governmental Entity, actions required to effect the termination or expiration of the HSR waiting period(s) or resolution of any Governmental Entity's concerns, the decision of Parent and Merger Sub; PROVIDED, HOWEVER, that Parent agrees, to the extent permitted by applicable Law and as practicable, to provide prior notice to, and consult with, the Company with respect to any actions contemplated by Parent in connection with this Section 5.10, and, except to the extent the applicable Governmental Entity requires otherwise, to include the Company in all substantive communications, meetings, negotiations and proceedings related thereto. In connection with any litigation or administrative proceeding instituted to prevent the consummation of the Merger, Parent, Merger Sub and the Company shall take any and all action reasonably necessary in connection with such litigation or administrative proceeding (i) to prevent the entry of any order, preliminary or permanent injunction, or other legal restraint or prohibition preventing consummation of the Merger or any related transactions contemplated by this Agreement and (ii) to vacate any order, injunction or legal restraint or prohibition which would prevent the consummation of the transactions contemplated by this Agreement.

    5.11 PUBLIC ANNOUNCEMENTS. Each of Parent, Merger Sub and the Company will agree on the text of any press release before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger. None of Parent, Merger Sub or the Company shall issue any such press release or make any such public statement prior to such agreement, except as may be required by applicable Law or by obligations pursuant to any agreement with the NYSE or NASDAQ, as determined by Parent or the Company, as the case may be, in which case such release or statement shall be limited to a factual summary of the material provisions of this Agreement and the transactions contemplated hereby.

    5.12  INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

    (a) Parent agrees that all rights to exculpation and indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers (the "INDEMNIFIED PARTIES") of the Company as provided in its certificate of incorporation or bylaws or in any agreement between the Company and any of the Indemnified Parties shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of six years following the Effective Time, and accordingly during such period, the Surviving Corporation shall indemnify the Indemnified Parties to the same extent as such Indemnified Parties are entitled to indemnification pursuant to the preceding sentence.

    (b) For a period of six (6) years after the Effective Time, Parent shall cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by the Company for the benefit of those persons who are covered by such policies at the Effective Time (or Parent may substitute therefor policies of at least the same coverage with respect to matters occurring prior to the Effective Time), to the extent that such liability insurance can be maintained annually at a cost to Parent not greater than 150 percent of the annual premium (the "CURRENT PREMIUM") for the current Company directors' and officers' liability insurance; PROVIDED, HOWEVER, that if such insurance cannot be so maintained or obtained at such costs, Parent shall maintain or obtain as much of such insurance as can be so maintained or obtained at a cost equal to 150 percent of the current annual premiums of the Company for such insurance. The Company represents and warrants to Parent that the Current Premium is approximately $140,000 per annum.

    (c) To the fullest extent permitted by Law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of the Company and its subsidiaries with respect to their activities as such prior to the Effective Time, as provided in the Company's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

    (d) The rights of each Indemnified Party under this Section 5.12 are intended to benefit, and shall be enforceable by, each Indemnified Party.

    5.13 NOTIFICATION OF CERTAIN MATTERS. The Company, on the one hand, and Parent and Merger Sub, on the other, shall give prompt written notice to each other upon their obtaining knowledge of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of a party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by a party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of a party and its subsidiaries taken as a whole to which it or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, (v) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any condition to the obligations of any party to the effect of the transactions contemplated hereby not to be satisfied, (vi) any notice or other communication from any Governmental Entity in connection with the Merger or (vii) any Material Adverse Effect on a party; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 5.13 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

    5.14 TAX-FREE REORGANIZATION TREATMENT. The Company, certain stockholders of the Company, and Parent shall execute and deliver to Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, and Weil, Gotshal & Manges LLP, counsel to Parent and Merger Sub, certificates substantially in the forms agreed to prior to the date hereof at such time or times as may be reasonably requested by such law firms in connection with their respective deliveries of opinions, pursuant to Sections 6.2(e) and

6.3(c) hereof, with respect to the tax-free reorganization treatment of the Merger. Prior to the Effective Time, none of the Company, Parent, or Merger Sub shall take or cause to be taken any action which would cause to be untrue (or fail to take or cause not to be taken any action which would cause to be untrue) any of the representations in such certificates. The Company, Parent and Merger Sub agree to report the Merger on all Tax Returns and other filings as a tax-free reorganization under Section 368(a) of the Code.

    5.15 COMPANY AFFILIATES. Prior to the Closing Date, the Company shall deliver to Parent a letter identifying each affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company at the time the Merger is submitted for approval to the stockholders of the Company (each, a "COMPANY AFFILIATE") and the Company shall use its reasonable best efforts to cause each Company Affiliate to deliver to Parent on or prior to the Closing Date, a letter agreement in the form attached hereto as Exhibit C (each, a "COMPANY AFFILIATE LETTER").

    5.16 SEC FILINGS. Each of Parent and the Company shall promptly provide the other party (or its counsel) with copies of all filings made by the other party or any of its subsidiaries with the SEC or any other state or federal Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

    5.17 EMPLOYEE BENEFITS. For a period of one year after the Effective Time, Parent will provide each employee (and, to the extent applicable, former employees) of the Surviving Corporation and its Subsidiaries with benefits that, with respect to such employee (or former employee), are at least substantially equivalent on an aggregate basis to the benefits of such Company Employee Benefit Plans (other than any stock option plans and employee stock purchase plans). Without limiting the generality of the foregoing, all vacation, holiday, sickness and personal days accrued by the employees of the Company and of its subsidiaries shall be honored. In the event that any employee of the Surviving Corporation or one of its subsidiaries is at any time after the Effective Time transferred to Parent or any affiliate of Parent or becomes a participant in an employee benefit plan, program or arrangement maintained by or contributed by Parent or any affiliate of Parent, Parent shall cause such plan, program or arrangement to treat the prior service of such employee with the Company or its subsidiaries, to the extent prior service is generally recognized under the comparable plan, program or arrangement of the Company, as service rendered to Parent or such affiliates for purposes of eligibility, vesting, vacation time or severance benefits under such plans. Parent shall cause to be waived any pre-existing condition limitation under ITS OR ITS AFFILIATES' welfare plans that might otherwise apply to such employee or, to the extent applicable, a former employee. Parent agrees to recognize (or cause to be recognized) the dollar amount of all expenses incurred by such employees or, to the extent applicable, former employees, during the calendar year in which the Effective Time occurs for purposes of satisfying the calendar year deductibles, co-payment limitations and lifetime maximums for such year under the relevant benefit plans of Parent and its subsidiaries. Nothing contained in this Section 5.17 shall be construed as requiring Parent to continue any specific Company Employee Benefit Plan or to continue the employment of any employee, PROVIDED, HOWEVER, that any changes that Parent may make to any such Company Employee Benefit Plan are consistent with the prior parts of this Section 5.17, and are permitted by the terms of the Company Employee Benefit Plan and under applicable law.

    5.18 PARENT BOARD. Parent shall take all necessary action to cause Saperstein to be appointed to Class III of the Parent Board and a designee selected by Saperstein to be appointed to Class I of the Parent Board as of the close of business on the date on which the Effective Time occurs and to serve until the next election of directors of the respective class to which such individual is appointed.

    5.19 FEES AND EXPENSES. Whether or not the Merger is consummated, all Expenses (as hereinafter defined) incurred in connection with this Agreement, and the transactions contemplated hereby shall be paid by the party incurring such Expenses, except Expenses incurred in connection with the filing, printing and mailing of the Joint Proxy Statement/Prospectus and the S-4 and filing fees incurred pursuant to the requirements of the HSR Act, which shall be shared equally by the Company and Parent. As used in this Agreement, "EXPENSES" includes all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Joint Proxy Statement/Prospectus and the S-4.

    5.20 ANTITAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger, each of the Company and Parent shall take such commercially reasonable actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger.

                                   ARTICLE 6
                    CONDITIONS TO CONSUMMATION OF THE MERGER

    6.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGER. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a) this Agreement shall have been adopted and the Merger approved by the Company Requisite Vote;

        (b) the Share Issuance shall have been approved by the Parent Requisite Vote;

        (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity and continued in effect which prohibits, restrains, enjoins or restricts the consummation of the Merger;

        (d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired;

        (e) the S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order and Parent shall have received all state securities laws or "blue sky" permits and authorizations necessary to issue shares of Parent Common Stock in exchange for the Shares in the Merger;

        (f) the Parent Common Stock issuable in the Merger (or otherwise as contemplated pursuant to Section 2.3) shall have been authorized for listing on the NYSE, subject to official notice of issuance; and

        (g) (i) all authorizations, consents or approvals of a Governmental Entity required in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder shall have been made or obtained, without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (in the case of Parent's obligation to effect the Merger) or Parent (in the case of the Company's obligation to effect the Merger), except for such authorizations, consents or approvals, the failure of which to have been made or obtained does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (in the case of Parent's obligation to effect the Merger) or Parent (in the case of the Company's obligation to effect the Merger); and

        (ii) there shall not be pending or threatened in writing by any Governmental Entity any suit, action or proceeding, in each case (A) seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or seeking to obtain from the Company or Parent any damages that are material in relation to the Company and its subsidiaries taken as a whole or Parent and its subsidiaries taken as a whole, as applicable, (B) seeking to impose limitations on the ability of Parent to acquire or hold, or exercise full rights of ownership of, any shares of capital stock of the Company or the Surviving Corporation, including the right to vote the common stock of the Surviving Corporation, on all matters properly presented to the stockholders of the Surviving Corporation or (C) which otherwise could reasonably be expected to have a Material Adverse Effect on the Company or Parent.

    6.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a) the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without regard to any materiality qualifications or references to Material Adverse Effect contained therein), as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties (i) expressly relate to an earlier date (in which case, as of such date) or (ii) may not be true or accurate by reason of actions taken by Parent or Merger Sub as permitted by Section 5.2 hereof; PROVIDED, HOWEVER, that this paragraph (a) shall be deemed satisfied so long as the failure of all such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on Parent and its subsidiaries, taken as a whole, and the Company shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to such effect;

        (b) each of the obligations of Parent and Merger Sub to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, Parent and Merger Sub shall have delivered to the Company a certificate executed by a senior officer of Parent to that effect;

        (c) Parent shall have executed and delivered to David Saperstein a registration rights agreement in the form of Exhibit D hereto (the "REGISTRATION RIGHTS AGREEMENT");

        (d) the Certificate of Designations with respect to the Parent Series A Preferred Stock shall have been filed with the Secretary of State of the State of Delaware;

        (e) the Company shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, dated the Closing Date, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Paul, Hastings, Janofsky & Walker LLP shall have received and may rely upon the representations contained in the certificates referred to in Section 5.14;

        (f) there shall not have been a material breach of the Parent Stockholder Voting Agreement by the Parent Stockholder; and

        (g) each of the agreements referenced in Section 4.27 shall be in full force and effect, and there shall exist no claims that would give rise to a right of termination by either of the parties thereto.

    6.3 CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUB. The respective obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

        (a) the representations and warranties of the Company set forth in this Agreement shall be true and correct (without regard to any materiality qualifications or references to Material Adverse Effect contained therein), as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties (i) expressly relate to an earlier date (in which case, as of such date) or (ii) may not be true or accurate as of the Closing Date by reason of actions taken by the Company as permitted by Section 5.1 hereof; PROVIDED, HOWEVER, that this paragraph (a) shall be deemed satisfied so long as the failure of all such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to such effect;

        (b) each of the obligations of the Company to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, the Company shall have delivered to Parent and Merger Sub a certificate executed by a senior officer of the Company to that effect;

        (c) Parent shall have received an opinion of Weil, Gotshal & Manges LLP, dated the Closing Date to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of
    Section 368(a) of the Code. In rendering such opinion, Weil, Gotshal & Manges LLP shall have received and may rely upon the representations contained in the certificates referred to in Section 5.14; and

        (d) there shall not have been a material breach of the Company Stockholders Voting Agreement by the Company Stockholders.

                                   ARTICLE 7
                         TERMINATION; AMENDMENT; WAIVER

    7.1 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the mutual written consent of Parent and the Company by action of their respective Board of Directors.

    7.2 TERMINATION BY EITHER PARENT OR THE COMPANY. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Parent or the Company if:

        (a) the Merger shall not have been consummated by the first anniversary of the date of this Agreement, (the "TERMINATION DATE"); PROVIDED, HOWEVER, that if either Parent or the Company determines that additional time is necessary in connection with obtaining any consent, registration, approval, permit or authorization required to be obtained from any Governmental Entity, the Termination Date may be extended by Parent or the Company from time to time by written notice to the other party to a date not beyond eighteen months from the date of this Agreement;

        (b) the Company Requisite Vote shall not have been obtained at the Company Stockholders Meeting;

        (c) the Parent Requisite Vote shall not have been obtained at the Parent Stockholders Meeting; or

        (d) any Law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable;

PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this
Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

    7.3 TERMINATION BY THE COMPANY. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Company Board if:

        (a) (i) the Company is not in breach of Section 5.5, (ii) the Merger shall not have been approved by the Company Requisite Vote, (iii) the Company Board shall have determined in good faith, based on the advice of outside legal counsel, that it is consistent with its fiduciary duties to the Company's stockholders under applicable Law, to terminate this Agreement to enter into an agreement with respect to or to consummate a transaction constituting a Company Superior Proposal, (iv) the Company Board authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement with a third party concerning a transaction that constitutes a Company Superior Proposal and the Company notifies Parent in writing (the "COMPANY NOTICE") that it intends to enter into such an agreement (it being understood that the Company shall be required to deliver a new Company Notice in respect of any revised Company Superior Proposal from such third party or its affiliates that the Company proposes to accept), attaching the most current version of such agreement to such Company Notice (which version shall be updated on a current basis), and (v) during the five business day (or, in the case of any Company Notice with respect to a particular third party other than the initial Company Notice with respect to such third party's Company Acquisition Proposal, three business day) period after delivery of the Company Notice, (A) the Company shall have negotiated in good faith with, and shall have caused its respective financial and legal advisors to, negotiate in good faith with Parent to attempt to make such commercially reasonable adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein and (B) the Company Board shall have concluded, after considering the results of such negotiations, that any Company Superior Proposal giving rise to the Company Notice continues to be a Company Superior Proposal. The Company may not effect any termination pursuant to this Section 7.3(a) unless (i) prior thereto or simultaneously therewith, the Company pays to Parent in immediately available funds the fees required to be paid pursuant to Section 7.5(b) and
    (ii) such termination is within 3 business days after the termination of the five (or, if applicable, three) business day period referred to in clause
    (v) above. The Company agrees (x) that it will not enter into a binding agreement referred to in clause (iii) above until the first business day after the five (or, if applicable, three) business day period referred to in clause (v) above, and (y) to notify Parent promptly of its intention to enter into a written agreement referred to in a Company Notice if its notification shall change at any time after giving such notification;

        (b) the Parent Board, whether or not permitted to do so by this Agreement, shall have withdrawn or adversely modified its approval or recommendation of the Share Issuance, or shall have failed to call the Parent Stockholders Meeting in accordance with Section 5.4(d); or

        (c) there is a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that would give rise to a failure of a condition set forth in Section 6.2(a) or 6.2(b), which has not been cured within 30 business days following receipt by Parent and Merger Sub of written notice of such breach.

    7.4 TERMINATION BY PARENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Parent Board if:

        (a) the Company enters into a binding agreement for a Company Superior Proposal, or the Company Board, whether or not permitted to do so by this Agreement, shall have withdrawn or adversely modified its approval or recommendation of this Agreement or the Merger, or shall have failed to call the Company Stockholders Meeting in accordance with Section 5.4(C); or

        (b) there is a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement would give rise to a failure of a condition set forth in Section 6.3(a) or 6.3(b), which has not been cured within 30 business days following receipt by the Company of written notice of such breach.

    7.5  EFFECT OF TERMINATION AND ABANDONMENT.

    (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 7, this Agreement (other than this Section 7.5 and Sections 5.8(c), 5.19 and Article 8) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); PROVIDED, HOWEVER, neither such termination nor the existence of any rights provided for in Section 7.5(b) or Section 7.5(c) shall relieve any party hereto of any liability or eliminate or reduce any damages resulting from
(i) any willful breach of any representations or warranties contained in this Agreement or fraud or (ii) any breach of any covenant or agreement contained in this Agreement; and PROVIDED, FURTHER, that in the event Parent elects to receive the Company Termination Fee (as defined below) or the Company elects to receive the payments contemplated by Section 7.5(c)(i) or (ii), as the case may be, the receipt of such payments and amounts shall be in full satisfaction of any amount or obligations owed to the recipient by the other party or parties hereto, and shall be such recipient's sole remedy hereunder (except for cases of fraud).

    (b) (i) In the event that this Agreement is terminated by the Company pursuant to Section 7.3(a) or by Parent pursuant to Section 7.4(a), then the Company shall pay Parent a termination fee of $30 million in same-day funds (the "COMPANY TERMINATION FEE"), on the date of such termination.

        (ii) In the event that prior to or at the Company Stockholders Meeting a Company Acquisition Proposal shall have been made to the Company or any of its subsidiaries or any of its stockholders, and thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 7.2(b), then the Company shall reimburse Parent for its documented expenses incurred in connection with the transactions contemplated hereby, up to a maximum reimbursement of $1.0 million (the "PARENT EXPENSES"), promptly upon presentment of statements documenting such expenses.

        (iii) In the event that this Agreement is terminated by Parent pursuant to Section 7.4(b) as a result of a willful breach and, within 12 months of any such termination, any Company Acquisition Proposal (whether received prior to or after such termination) is entered into, agreed to or consummated by the Company, then the Company shall pay to Parent the Company Termination Fee, on the earlier of the date an agreement is entered into with respect to a Company Acquisition Proposal or a Company Acquisition Proposal is consummated.

    (c) (i) In the event that this Agreement is terminated by the Company pursuant to Section 7.3(b), then Parent shall pay the Company a fee of $30 million in same-day funds (the "PARENT TERMINATION FEE"), on the day of such termination.

       (ii) In the event that this Agreement is terminated by the Company or Parent pursuant to Section 7.2(c), then (A) Parent shall pay the Company a fee of $10 million, on the date of such termination, and (B) Parent shall promptly thereafter purchase from the Company unregistered shares of Company Common Stock for an aggregate purchase price equal to $10 million (based on a per share price equal to the greater of $50 and the average closing price of Company Common Stock on the Nasdaq National Market during the 30 trading days immediately prior to the date of the Parent Stockholders Meeting).

    The provisions of Section 7.5(c)(ii) shall automatically be of no further force or effect if holders of shares of Parent Common Stock or Parent Class B Stock enter into one or more voting agreements in favor of the Company substantially to the effect of the Parent Stockholders Voting Agreement (other than Section 2 thereof) such that the aggregate number of votes represented by such agreements is adequate to obtain the Parent Requisite Vote.

    (d) The Company and Parent acknowledge that the agreements contained in Sections 7.5(b) and 7.5(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub and the Company, as the case may be, would not have entered into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to
Section 7.5(b) or Parent fails to pay promptly the amount due pursuant to
Section 7.5(c), and, in order to obtain such payment, Parent or the Company, as the case may be, commences a suit which results in a judgment against the Company or Parent for the fee set forth in this Section 7.5, the Company shall pay to Parent, or Parent shall pay to the Company, as the case may be, its costs and expenses (including attorney's fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amounts owed at the prime rate of Citibank, N.A. in effect from time to time during such period plus two percent.

    7.6 AMENDMENT. This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the stockholders of the Company but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

    7.7 EXTENSION; WAIVER. At any time prior to the Effective Time, each party hereto (for these purposes, Parent and Merger Sub shall together be deemed one party and the Company shall be deemed the other party) may (i) extend the time for the performance of any of the obligations or other acts of the other party,
(ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                   ARTICLE 8
                                 MISCELLANEOUS

    8.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement.

    8.2  ENTIRE AGREEMENT; ASSIGNMENT. THIS AGREEMENT:

        (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; and

        (b) shall not be assigned by operation of law or otherwise; PROVIDED, HOWEVER, that Parent may assign any or all of its rights and obligations under this Agreement to any direct wholly owned subsidiary of Parent, but any representation, warranty or covenant of Parent contained in this Agreement shall remain a representation, warranty or covenant of Parent and no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations. Any assignment in violation of this Section 8.2(b) shall be void AB INITIO.

    8.3 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, confirmed facsimile or telex, or by first class mail (postage prepaid, return receipt requested), to the other party as follows:

if to Parent or Merger Sub to:    Westwood One, Inc. 9540 Washington Boulevard
                                  Culver City, California 90232
                                  Attention: Joel Hollander
                                  Facsimile: (310) 840-4059

with copies to:                   Infinity Broadcasting Corporation
                                  40 West 57(th) Street
                                  New York, New York 10019
                                  Attention: Farid Suleman
                                  Facsimile: (212) 314-9336

                                  and

                                  Weil, Gotshal & Manges LLP
                                  767 Fifth Avenue
                                  New York, New York 10153
                                  Attention: Howard Chatzinoff, Esq.
                                  Facsimile: (212) 310-8007

if to the Company to:             Metro Networks, Inc.
                                  681 Fifth Avenue, 10(th) Floor
                                  New York, New York 10022
                                  Attention: Gary Worobow, Esq.
                                  Facsimile: (212) 750-5393

with a copy to:                   Paul, Hastings, Janofsky & Walker LLP
                                  399 Park Avenue
                                  New York, New York 10022
                                  Attention: Neil A. Torpey, Esq.
                                  Facsimile: (212) 319-4090

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    8.4 GOVERNING LAW. Except to the extent that Delaware Law is mandatorily applicable to the Merger and the rights of the stockholders of the Company, this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the principles of conflicts of Law thereof.

    8.5 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    8.6 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Section 5.12, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

    8.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

    8.8 SPECIFIC PERFORMANCE. The parties hereto acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall, however, not be exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

    8.9 BROKERS. The Company agrees to indemnify and hold harmless Parent and Merger Sub, and Parent agrees to indemnify and hold harmless the Company, from and against any and all liability to which Parent and Merger Sub, on the one hand, or the Company, on the other hand, may be subjected by reason of any broker's, finder's or similar fees or expenses with respect to the transactions contemplated by this Agreement to the extent such similar fees and expenses are attributable to any action undertaken by or on behalf of the Company, or Parent or Merger Sub, as the case may be.

    8.10 DISCLOSURE GENERALLY. The parties acknowledge and agree that (i) the Company Disclosure Schedule and Parent Disclosure Schedule may include certain items and information solely for informational purposes for the convenience of the parties hereto and (ii) the disclosure of any matter in the Company Disclosure Schedule or Parent Disclosure Schedule shall not be deemed to constitute an acknowledgement by the Company or Parent, as the case may be, that the matter is material or required to be disclosed pursuant to the provisions of this Agreement.

    8.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    8.12  INTERPRETATION.

    (a) The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

    (b) The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June 1, 1999. "KNOW" or "KNOWLEDGE" means, (i) with respect to the Company, the actual knowledge of David I. Saperstein, Charles I. Bortnick, Shane E. Coppola or Gary Worobow, and (ii) with respect to Parent, the actual knowledge of Farid Suleman, Joel Hollander or Gary Yusko.

    (c) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]

                 SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                                WESTWOOD ONE, INC.

                                By:  /s/ FARID SULEMAN
                                     -----------------------------------------
                                     Name: Farid Suleman
                                     Title: Executive Vice President,
                                          Chief Financial Office and Secretary

                                COPTER ACQUISITION CORP.

                                By:  /s/ JOEL HOLLANDER
                                     -----------------------------------------
                                     Name: Joel Hollander
                                     Title: Vice President and Secretary

                                METRO NETWORKS, INC.

                                By:  /s/ DAVID I. SAPERSTEIN
                                     -----------------------------------------
                                     Name: David I. Saperstein
                                     Title: Chief Executive Officer

                                                                         ANNEX B

                                                                          [LOGO]

                        [LOGO]

PERSONAL AND CONFIDENTIAL

June 1, 1999

Board of Directors
Metro Networks, Inc.
2800 Post Oak Boulevard
Suite 4000
Houston, TX 77056

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $.001 per share (the "Shares"), of Metro Networks, Inc. (the "Company") of the exchange ratio of 1.50 shares of Common Stock, par value $.01 per share (the "Westwood Shares", of Westwood One, Inc. ("Westwood") to be received for each Share (the "Exchange Ratio") pursuant to the Agreement and Plan of Merger, dated as of June 1, 1999, among Westwood, Copter Acquisition Corp., a wholly-owned subsidiary of Westwood, and the Company (the "Agreement").

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as lead underwriter of the initial public offering of 8,250,000 Shares in October 1996, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or Westwood for its own account and for the accounts of customers. As of the date hereof, Goldman, Sachs & Co. accumulated a net long position of 657,100 Shares and of 223,920 Westwood Shares. Goldman, Sachs & Co. may provide investment banking services to Westwood and its subsidiaries in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; the Registration Statement of the Company on Form S-1, including the Prospectus contained therein, dated October 16, 1996, relating to the initial public offering of Shares; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the three years ended December 31, 1998 and of Westwood for the five years ended December 31, 1998; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Westwood; certain other communications from the Company and Westwood to their respective stockholders; and certain internal financial analyses and forecasts for the Company and Westwood prepared by their respective managements, including certain cost savings and operating synergies jointly projected by the managements of the Company and Westwood to result from the transaction contemplated by the Agreement (the "Synergies"). We also

Metro Networks, Inc.
June 1, 1999
Page Two
have held discussions with members of the senior management of the Company and Westwood regarding the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and the Westwood Shares, compared certain financial and stock market information for the Company and Westwood with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the radio broadcasting industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed with your consent that the Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company and Westwood and that the Synergies will be realized in the amounts and time periods contemplated thereby. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Westwood or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We also, at your instruction, have taken into account the view of the management of the Company with respect to the prospects of the Company as an independent entity. Our opinion does not address the relative merits of the transaction contemplated pursuant to the Agreement as compared to any alternative business transaction that might be available to the Company. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders of Shares.

Very truly yours,

/s/ GOLDMAN, SACHS & CO.
------------------------------
GOLDMAN, SACHS & CO.

                                                                         ANNEX C

                                     [LOGO]

                                          June 1, 1999

Board of Directors
Westwood One, Inc.
9540 Washington Boulevard
Culver City, CA 90232

Dear Sirs:

    You have requested our opinion as to the fairness from a financial point of view to Westwood One, Inc. (the "Company") of the consideration to be paid by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of June 1, 1999 (the "Agreement"), among the Company, Copter Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of the Company, and Metro Networks, Inc. ("Metro"), pursuant to which Merger Sub will be merged (the "Merger") with and into Metro.

    Pursuant to the Agreement, each share of common stock, par value $0.001 per share ("Metro Common Stock"), of Metro will be converted, subject to certain exceptions, into the right to receive 1.5 shares (the "Exchange Ratio") of common stock, $0.01 par value per share ("Company Common Stock"), of the Company.

    In arriving at our opinion, we have reviewed a draft dated May 26, 1999 of the Agreement, and drafts dated May 24, 1999 of a Company Stockholder Voting Agreement and a Non-compete Agreement with a key Metro stockholder. We also have reviewed financial and other information that was publicly available or furnished to us by the Company and Metro, including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were certain financial projections of Metro for the period beginning January 1, 1999 and ending December 31, 2004 prepared by the management of Metro and certain financial projections of the Company for the period beginning January 1, 1999 and ending December 31, 2004 prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company and Metro with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of Company Common Stock and Metro Common Stock, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

    In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and Metro or their respective representatives, or that was otherwise reviewed by us. In particular, we have relied upon the estimates of the management of the Company of the operating synergies achievable as a result of the Merger and upon our discussion of such synergies with the management of both Metro and the Company. With respect to the financial projections supplied to us, we have relied on representations that they have been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company and Metro as to the future operating and financial performance of the Company and Metro. We have not assumed any responsibility for making and independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company.

    Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may effect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which Company Common Stock will actually trade at any time. Our opinion does not address the relative merits of the Merger and the other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Merger. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed transaction.

    Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ has performed investment banking and other services for the Company and its affiliates (including Infinity Broadcasting Corporation)_and Metro in the past and has been compensated for such services, including acting as broker for the Company to repurchase shares of Company Common Stock in the open market, acting as co-manager of Infinity Broadcasting Corporation's $2.9 billion initial public offering in 1998, and acting as co-manager of Metro's $320 million initial public offering in 1996. In addition as you are aware, a managing director of DLJ serves as a member of the Board of Directors of the Company.

    Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Exchange Ratio is fair to the Company from a financial point of view.

                                Very truly yours,
                                DONALDSON, LUFKIN & JENRETTE
                                SECURITIES CORPORATION

                                By:            /s/ LOUIS P. FRIEDMAN
                                     -----------------------------------------
                                                 Louis P. Friedman
                                                 Managing Director

                                                                         ANNEX D

                      COMPANY STOCKHOLDER VOTING AGREEMENT

    COMPANY STOCKHOLDER VOTING AGREEMENT, dated as of June 1, 1999 (this "AGREEMENT"), by and among WESTWOOD ONE, INC., a Delaware corporation ("PARENT"), and each of the other signatories hereto (each, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

    WHEREAS, concurrently herewith, Parent, Copter Acquisition Corp., a Delaware corporation ("MERGER SUB"), and Metro Networks, Inc. a Delaware corporation (the "COMPANY"), are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

    WHEREAS, among other things, the Merger Agreement provides for the merger (the "Merger") of Merger Sub into the Company and the Share Issuance pursuant thereto;

    WHEREAS, each Stockholder is the record and beneficial owner of the number of shares ("SHARES") of each class of capital stock of the Company entitled to vote ("VOTING STOCK") set forth opposite such Stockholder's name in Schedule I hereto;

    WHEREAS, approval and adoption of the Merger Agreement by the Company's stockholders is required in order to consummate the Merger;

    WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, duly and validly approved and adopted the Merger Agreement and has resolved and agreed to recommend to its stockholders that they approve and adopt the Merger Agreement, and such approval, adoption, resolution and agreement has not been withdrawn;

    WHEREAS, the Stockholders are executing this Agreement (i) as an inducement to Parent to enter into and execute the Merger Agreement and (ii) in reliance upon the representations, warranties, agreements and covenants of Parent set forth in the Merger Agreement; and

    WHEREAS, a certain holder of shares of Parent capital stock is concurrently executing the Parent Stockholder Voting Agreement pursuant to which such holder is agreeing to vote for the Share Issuance as an inducement to the Company to enter into and execute the Merger Agreement.

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    Section 1.  AGREEMENT TO VOTE.

    Each Stockholder hereby agrees (for itself and not as to any other Stockholder) that, during the term of this Agreement, such Stockholder shall, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company, however called, or in connection with any written consent of the holders of Voting Stock, in either case, prior to the earlier of the Effective Time and the termination of this Agreement, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned by such Stockholder or its wholly-owned Affiliates or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, in favor of the approval and adoption of the Merger Agreement. Each Stockholder agrees, during the period commencing on the date hereof and ending on the earlier of the Effective Time and the termination of this Agreement, not to, and not to permit any of its wholly-owned Affiliates to, vote or execute any written consent in lieu of a stockholders meeting or vote of the Company, if such consent or vote by the stockholders of the Company would be inconsistent with or frustrate the purposes or terms this Agreement or the Merger Agreement.

    In furtherance and not in limitation of the foregoing, each Stockholder hereby grants to, and appoints, Parent and each of Farid Suleman and Joel Hollander in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such officer of Parent, and any other designee of Parent, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in this Section 1. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

    Each Stockholder hereby revokes any and all previous proxies with respect to its Shares or any other voting securities of the Company that may relate to the approval of the Merger Agreement.

    Section 2. CAPTURE. In order to induce Parent and Merger Sub to enter into the Merger Agreement, each of the Stockholders hereby agrees to the matters set forth in this Section 2 with respect to the number of shares of Voting Stock set forth opposite such Stockholder's name on SCHEDULE I hereto, and all other shares of Voting Stock acquired by such Stockholder after the date of this Agreement (collectively, the "SUBJECT SHARES"):

    (a) In the event that the Merger Agreement shall have been terminated under circumstances where Parent is entitled to receive a Termination Fee, each Stockholder shall pay to Parent on demand, an amount in cash or Voting Stock (or securities into which such Voting Stock becomes convertible pursuant to the consummation of a Company Acquisition Proposal), at such Stockholder's election, equal to all Profit (as defined below) of such Stockholder from the consummation of any Company Acquisition Proposal that is consummated within twelve months or, if entered into within twelve months, consummated within eighteen months of such termination. The "Profit" of any Stockholder from any Company Acquisition Proposal shall equal 60% of the sum of (i) the aggregate consideration received by such Stockholder pursuant to such Company Acquisition Proposal, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation plus
       (ii) the fair market value, on the date of disposition, of all Subject Shares of such Stockholder disposed of after the termination of the Merger Agreement and prior to the date of such consummation less (iii) the fair market value of the aggregate consideration that would have been paid or payable to such Stockholder if he had received the Merger Consideration and/or Parent Series A Preferred Stock (based on the fair market value of Parent Common Stock to which such Parent Series A Preferred Stock would be convertible into) pursuant to the Merger Agreement as originally executed, valued as of immediately prior to the first public announcement by the Company of its intention to terminate the Merger Agreement to pursue a Superior Proposal or by any party making a Company Acquisition Proposal (whichever is lower).

    (b) In the event that (i) prior to the Effective Time, a Company Acquisition Proposal shall have been made and (ii) the Effective Time of the Merger shall have occurred and Parent for any reason shall have increased the amount of Merger Consideration payable, or the value of the Parent Series A Preferred Stock exchangeable, over that set forth in the Merger Agreement in effect on the date hereof (the "ORIGINAL MERGER CONSIDERATION"), each Stockholder shall pay to Parent on demand an amount in cash equal to the product of (A) the number of Subject Shares of such Stockholder and (B) 60% of the excess, if any, of (1) the per share cash consideration or the per share fair market value of any non-cash consideration, determined as of the Effective Time of the Merger as the case may be, actually received by the Stockholder as a result of the Merger, over (2) the fair market value of the Original Merger Consideration determined as of the time of the first increase in the amount of the Original Merger Consideration.

    (c) For purposes of this Section 2, the fair market value of any non-cash consideration consisting of:

    (i) securities listed on a national securities exchange or traded on the Nasdaq National Market shall be equal to the average closing price per share of such security as reported on such exchange or Nasdaq National Market for the five trading days before and after the date of determination; and

    (ii) consideration which is other than cash or securities of the form specified in clause (i) of this Section 2(c) shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by the parties within ten (10) business days of the event requiring selection of such banking firm; PROVIDED, HOWEVER, that if the parties are unable to agree within two (2) business days after the date of such event as to the investment banking firm, then the parties shall each select one firm, and those firms shall select a third investment banking firm, which third firm shall make such determination; PROVIDED FURTHER, that the fees and expenses of such investment banking firm shall be borne equally by Parent, on the one hand, and the Stockholders, on the other hand. The determination of the investment banking firm shall be binding upon the parties.

    (d) Any payment under this Section 2 shall (i) if paid in cash, be paid by wire transfer of same day funds to an account designated by Parent and
       (ii) if paid through a transfer of securities, be paid through delivery of such securities, suitably endorsed for transfer.

    Section 3. RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. Except as contemplated by this Agreement, each Stockholder agrees not to, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition (each, a "DISPOSITION") of, any or all of the Shares or any interest therein; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations under this Agreement or the Company from performing the Company's obligations under the Merger Agreement.

    Section 4. RESTRICTION ON TRANSFER OF SHARES OF PARENT COMMON STOCK. Each Stockholder agrees not to effect any Disposition during any of the first three 12-month periods (i.e., 3 years) following the Effective Time of an aggregate number of shares of Parent Common Stock in excess of 33 1/3% of the number of shares of Parent Common Stock received by such Stockholder in the Merger. Notwithstanding anything to the contrary in this Agreement, a Disposition shall not include the exercise of options, and the sale of shares issuable upon the exercise of such options, by a Stockholder or the repayment of shares subject to a stock loan and pledge agreement.

    Section 5. NON-SOLICITATION. Each Stockholder shall comply in all respects with the non-solicitation and other provisions of Section 5.5 of the Merger Agreement and the other provisions of the Merger Agreement related thereto, and shall not take any of the actions or do any of the things restricted or otherwise prohibited thereby.

    Section 6. FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of its obligations under this Agreement.

    Section 7. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to each Stockholder as follows:

    (a) This Agreement has been approved by the Board of Directors of Parent, representing all necessary corporate action on the part of Parent for the execution and performance hereof and thereof by Parent (no action by the stockholders of Parent being required).

    (b) This Agreement has been duly executed and delivered by a duly authorized officer of Parent.

    (c) This Agreement constitutes the valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

    (d) The execution and delivery of this Agreement by Parent does not violate or breach, and will not give rise to any violation or breach, of Parent's charter or bylaws, or, except as will not materially impair its ability to effectuate, carry out or comply with all of the terms of this Agreement or the Merger Agreement, any Law, Governmental Entity approval or contract by which Parent or its subsidiaries or their respective assets or properties may be bound.

    Section 8. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder, as to such Stockholder only, represents and warrants to Parent as follows:

    (a) SCHEDULE I sets forth, opposite each Stockholder's name, the number and type of Shares of which such Stockholder is the record or beneficial owner and the number of votes per share to which the Stockholder is entitled with respect to the Merger Agreement. Such Stockholder is the lawful owner of such Shares, free and clear of all liens, charges, options, rights, encumbrances, stockholders agreements, voting agreements, agreements to transfer or otherwise dispose of such Shares and commitments of every kind, other than this Agreement and as disclosed in SCHEDULE II and has the sole power to vote (or cause to be voted) the Shares as set forth in this Agreement. Except as set forth on such
       SCHEDULE I, neither such Stockholder nor any of its Affiliates owns or holds any rights to acquire any additional shares of any class of Voting Stock or other securities of the Company or any interest therein or any voting rights with respect to any additional shares of any class of Voting Stock or any other securities of the Company.

    (b) This Agreement has been duly executed and delivered by a duly authorized officer of such Stockholder or, if the Stockholder is a natural person, the Stockholder has the legal capacity to execute this Agreement.

    (c) This Agreement constitutes the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms.

    (d) The execution and delivery of this Agreement by such Stockholder do not violate or breach, and will not give rise to any violation or breach, of such Stockholder's charter, by-laws, trust instrument or partnership agreement, to the extent applicable, or, except as will not materially impair the ability of such Stockholder to effectuate, carry out or comply with all of the terms of this Agreement, any Law, third party consent, approval, filing, registration or similar requirement of any Governmental Entity or any agreement or contract by which such Stockholder or its assets or properties are bound.

    Section 9. EFFECTIVENESS AND TERMINATION. In the event the Merger Agreement is terminated in accordance with its terms or immediately upon the Effective Time, this Agreement shall automatically terminate and be of no further force or effect, except that the provisions of Section 2 hereof shall survive any such termination. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder other than pursuant to Section 2 hereof. This

Agreement shall continue in full force and effect despite any amendment or other modification of, or any consent or waiver under, the Merger Agreement; PROVIDED, HOWEVER, (A) that any amendment by the parties to the Merger Agreement to (x) the Exchange Ratio or the Merger Consideration (each as defined in Section 2.1(b) of the Merger Agreement), (y) Section 5.5(a) of the Merger Agreement (including the definition of "Company Acquisition Proposal" set forth in Section 5.5(c) thereof) or (z) Article 7 of the Merger Agreement entitled "Termination; Amendment; Waiver" or (B) the waiver on or prior to the Closing Date by the Company of any material condition precedent set forth in Article 6 of the Merger Agreement, shall require the written consent of the Stockholders, failing which this Agreement may be terminated in writing by any Stockholder who has not consented to such amendment or such waiver. In any event, if the Effective Time shall not have occurred on or before the Termination Date, this Agreement may be terminated in writing by any Stockholder and it shall be of no further force or effect as to such Stockholder.

    Section 10.  VOTING AGREEMENT.

    David Saperstein agrees that he shall enter into a voting agreement with Infinity Broadcasting Corporation at the Effective Time pursuant to which David Saperstein shall agree, subject to any applicable laws or regulations of the exchange where the Parent's securities are listed, to vote all shares of capital stock of Parent for the election of Infinity Broadcasting Corporation's designees to the Parent's Board of Directors, to the extent such designees have been nominated by Parent's Board of Directors or a committee thereof, for election at such meeting.

    Section 11.  MISCELLANEOUS.

        (a) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, confirmed facsimile or telex, or by first class mail (postage prepaid, return receipt requested), to the other party as follows:

if to Parent, to:                      Westwood One, Inc.
                                       9540 Washington Boulevard
                                       Culver City, California 90232
                                       Attention: Joel Hollander
                                       Facsimile: (310) 840-4059

with a copy to:                        Weil, Gotshal & Manges LLP
                                       767 Fifth Avenue
                                       New York, New York 10153-0119
                                       Attention: Howard Chatzinoff, Esq.
                                       Facsimile: (212) 310-8007

if to any Stockholder, to:             c/o Metro Networks, Inc.
                                       2800 Oak Post Boulevard
                                       Suite 4000
                                       Houston, Texas 77056
                                       Attention: David I. Saperstein
                                       Facsimile: (713) 407-6049

with a copy to:                        Paul, Hastings, Janofsky & Walker LLP
                                       399 Park Avenue
                                       New York, New York 10022
                                       Attention: Neil A. Torpey, Esq.
                                       Facsimile: (212) 319-4090

    or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

        (b) DESCRIPTIVE HEADINGS: The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

        (d) ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        (e) WAIVER OF JURY TRIAL. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

        (f) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made, executed, delivered and performed wholly within such state and, in any case, without regard to the principles or policies of conflicts of laws of such state.

        (g) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

        (h) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties hereto and the written undertaking of the assignee to be bound by the terms of this Agreement, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

        (i) SUBMISSION TO JURISDICTION; WAIVERS. Each of Parent and each Stockholder irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of Parent and each Stockholder hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of Parent and each Stockholder hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 11(i), (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        (j) SPECIFIC PERFORMANCE. The parties hereto acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall, however, not be exclusive and, shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

        (k) EXPENSES. Each of Parent and each Stockholder shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

        (l) ACTION IN STOCKHOLDER CAPACITY ONLY. No Stockholder makes any agreement or understanding herein as a director or officer of the Company or in any capacity other than as a stockholder of the Company. Each Stockholder signs solely in its capacity as a record holder and beneficial owner of Shares and nothing herein shall limit or affect any actions taken by a representative of such Stockholder in such representative's capacity as an officer or director of the Company.

        (m) OBLIGATIONS SEVERAL. The obligations of each Stockholder under this Agreement shall be several and not joint. No Stockholder shall have any liability, duty or obligation arising out of or resulting from any failure by any other Stockholder (or any Affiliate thereof) to comply with the terms and conditions of this Agreement.

                          [SIGNATURES BEGIN ON NEXT PAGE]

             SIGNATURE PAGE TO COMPANY STOCKHOLDER VOTING AGREEMENT

    IN WITNESS WHEREOF, the parties have duly executed this Company Stockholder Voting Agreement as of the date first above written.

                                WESTWOOD ONE, INC.

                                By:  /s/ FARID SULEMAN
                                     -----------------------------------------
                                     Name: Farid Suleman
                                     Title: Executive Vice President,
                                           Chief Financial Officer and
                                     Secretary

                                /s/ DAVID I. SAPERSTEIN
                                ---------------------------------------------
                                David I. Saperstein

                                /s/ CHARLES I. BORTNICK
                                ---------------------------------------------
                                Charles I. Bortnick

                                /s/ SHANE E. COPPOLA
                                ---------------------------------------------
                                Shane E. Coppola

                                   SCHEDULE I

                           OWNERSHIP OF VOTING STOCK

NAME AND ADDRESS                                 CLASS AND SERIES               NUMBER OF SHARES         NUMBER OF
OF STOCKHOLDER                                    OF VOTING STOCK                     OWNED           VOTES PER SHARE
-----------------------------------  -----------------------------------------  -----------------  ---------------------
David I. Saperstein                  Common Stock                                    7,615,610                   1

                                     Series A Convertible Preferred Stock            2,549,750                   1

Charles I. Bortnick                  Common Stock                                            0                   1

Shane E. Coppola                     Common Stock                                        1,000                   1

                                  SCHEDULE II

                                LIENS ON SHARES

    1. Share certificates nos. 1 (1,387,064 shares of Series A Convertible Preferred Stock), 2 (1,122,686 shares of Series A Convertible Preferred Stock) and 11 (1,050,750 shares of common stock) are pledged under the stock loan agreements between David Saperstein and the Company or David Saperstein and certain trusts for the benefit of his children.

    2. 350,000 shares of common stock held by Goldman Sachs & Co. are pledged to secure a loan of $5,000,000 made by Goldman Sachs & Co. to an entity controlled by Mr. Saperstein.

                                                                         ANNEX E

                      PARENT STOCKHOLDER VOTING AGREEMENT

    PARENT STOCKHOLDER VOTING AGREEMENT, dated as of June 1, 1999 (this "AGREEMENT"), by and among METRO NETWORKS, INC., a Delaware corporation (the "COMPANY"), and INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "STOCKHOLDER").

    WHEREAS, concurrently herewith, the Company, Copter Acquisition Corp., a Delaware corporation ("MERGER SUB"), and Westwood One, Inc. a Delaware corporation ("PARENT"), are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

    WHEREAS, among other things, the Merger Agreement provides for the merger (the "MERGER") of Merger Sub into the Company, and the Share Issuance pursuant thereto;

    WHEREAS, the Stockholder is the record and beneficial owner of the number of shares ("SHARES") of each class of capital stock of Parent entitled to vote ("VOTING STOCK") set forth opposite its name in SCHEDULE I hereto;

    WHEREAS, approval of the Share Issuance by Parent's stockholders is required in order to consummate the Merger;

    WHEREAS, the Board of Directors of Parent has, prior to the execution of this Agreement, duly and validly approved and adopted the Merger Agreement and the Share Issuance, and has resolved and agreed to recommend to its stockholders that they approve the Share Issuance, and such approval, adoption and recommendation has not been withdrawn;

    WHEREAS, the Stockholder is executing this Agreement (i) as an inducement to the Company to enter into and execute the Merger Agreement and (ii) in reliance upon the representations, warranties, agreements and covenants of the Company set forth in the Merger Agreement; and

    WHEREAS, certain holders of shares of the Company capital stock are concurrently executing the Company Stockholder Voting Agreement agreeing to vote for the Merger Agreement as an inducement to Parent to enter into and execute the Merger Agreement.

    NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    Section 1. AGREEMENT TO VOTE. The Stockholder agrees that, during the term of this Agreement, such Stockholder shall, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Parent, however called, or in connection with any written consent of the holders of any of the Voting Stock, in either case, prior to the earlier of the Effective Time and the termination of this Agreement, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of Parent (whether acquired heretofore or hereafter), that are beneficially owned by such Stockholder or its wholly-owned Affiliates or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, in favor of the approval and adoption of the Share Issuance. The Stockholder agrees, during the period commencing on the date hereof and ending on the earlier of the Effective Time and the termination of this Agreement, not to, and not to permit any of its wholly-owned Affiliates to, vote or execute any written consent in lieu of a stockholders meeting or vote of Parent, if such consent or vote by the stockholders of Parent would be inconsistent with or frustrate the purposes or terms of this Agreement or the Merger Agreement.

    In furtherance and not in limitation of the foregoing, the Stockholder hereby grants to, and appoints, the Company and each of Charles I. Bortnick and Shane E. Coppola, in their respective capacities as officers of the Company, and any individual who shall hereafter succeed to any such officer of the Company, and any other designee of the Company, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in this Section 1. The Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

    The Stockholder hereby revokes any and all previous proxies with respect to its Shares or any other voting securities of Parent that may relate to the voting of its Voting Stock in accordance with the provisions of this Section 1.

    Section 2. EXERCISE OF WARRANTS. Not later than the second business day immediately prior to the date established by the Parent Board as the record date (the "RECORD DATE") for the Parent Stockholders Meeting, the Stockholder shall confer with the Company with respect to the anticipated voting of shares of Parent Common Stock with respect to the Share Issuance. If the Company has not received irrevocable written commitments from stockholders or other evidence satisfactory to the Company that an adequate number of shares of Parent Common Stock to approve the Share Issuance at the Parent Stockholders Meeting, the Company shall so advise the Stockholders in writing not later than the first business day prior to the Record Date and the Stockholder shall, not later than the Record Date, exercise such number of warrants to acquire Parent Common Stock equal to the lesser of (a) such number as shall be reasonably requested by the Company, in its good faith judgment, in order to make it reasonably likely that the Parent Requisite Vote will be obtained and (b) the excess of 3 million MINUS the number of shares of Parent Common Stock acquired by the Stockholder or its affiliates between the date hereof and the day immediately preceding the Record Date. The provisions of this Section 2 shall automatically be of no further force or effect if holders of shares of Parent Common Stock or Parent Class B Stock enter into one or more voting agreements in favor of the Company substantially to the effect of this Agreement (other than this Section 2) such that the aggregate number of votes represented by such agreements and this Agreement is adequate to achieve the Parent Requisite Vote.

    Section 3. RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. Except as contemplated by this Agreement, the Stockholder agrees not to, directly or indirectly, (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares or any interest therein; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations pursuant to this Agreement or the Company's obligations under the Merger Agreement.

    Section 4. FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of its obligations under this Agreement.

    Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Stockholder as follows:

    (a) This Agreement has been approved by the Board of Directors of the Company, representing all necessary corporate action on the part of the Company for the execution and performance hereof and thereof by the Company (no action by the stockholders of the Company being required).

    (b) This Agreement has been duly executed and delivered by a duly authorized officer of the Company.

    (c) This Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

    (d) The execution and delivery of this Agreement by the Company does not violate or breach, and will not give rise to any violation or breach, of the Company's charter or bylaws, or, except as will not materially impair its ability to effectuate, carry out or comply with all of the terms of this Agreement or the Merger Agreement, any Law, Governmental Entity approval or contract by which the Company or its subsidiaries or their respective assets or properties may be bound.

    Section 6. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The Stockholder represents and warrants to the Company as follows:

    (a) SCHEDULE I sets forth, opposite the Stockholder's name, the number and type of Shares of which such Stockholder is the record or beneficial owner and the number of votes per share that the Stockholder is entitled to with respect to the Merger Agreement. The Stockholder is the lawful owner of such Shares, free and clear of all liens, charges, options, rights, encumbrances, stockholders agreements, voting agreements, agreements to transfer or otherwise dispose of such Shares and commitments of every kind, other than this Agreement and as disclosed in
       SCHEDULE II and has the sole power to vote (or cause to be voted) the Shares as set forth in this Agreement. Except as set forth on such
       SCHEDULE I, neither the Stockholder nor any of its Affiliates owns or holds any rights to acquire any additional shares of any class of Voting Stock or other securities of Parent or any interest therein or any voting rights with respect to any additional shares of Voting Stock or any other securities of Parent.

    (b) This Agreement has been duly executed and delivered by a duly authorized officer of the Stockholder.

    (c) This Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against such Stockholder in accordance with its terms.

    (d) The execution and delivery of this Agreement by the Stockholder does not violate or breach, and will not give rise to any violation or breach, of such Stockholder's charter, by-laws, trust instrument or partnership agreement, to the extent applicable or, except as will not materially impair the ability of such Stockholder to effectuate, carry out or comply with all of the terms of this Agreement, any Law, third party consent, approval, filing, registration or similar requirement of any Governmental Entity or any agreement or contract by which such Stockholder or its assets or properties may be bound.

    Section 7. EFFECTIVENESS AND TERMINATION. In the event the Merger Agreement is terminated in accordance with its terms or immediately upon the Effective Time, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder. This Agreement shall continue in full force and effect despite any amendment or other modification of, or any consent or waiver under, the Merger Agreement; PROVIDED, HOWEVER, (A) that any amendment by the parties to the Merger Agreement to (x) the Exchange Ratio or the Merger Consideration (each as defined in Section 2.1(b) of the Merger Agreement), or (y) Article 7 of the Merger Agreement entitled "TERMINATION;

AMENDMENT; WAIVER" or (B) the waiver on or prior to the Closing Date by Parent of any material condition precedent set forth in Article 6 of the Merger Agreement, shall require the written consent of the Stockholder, failing which this Agreement may be terminated in writing by the Stockholder. In any event, if the Effective Time shall not have occurred on or before the Termination Date, this Agreement may be terminated in writing by the Stockholder and it shall be of no further force or effect as to such Stockholder.

    Section 8. VOTING AGREEMENT. Stockholder agrees that it shall enter into a voting agreement with David Saperstein at the Effective Time pursuant to which the Stockholder shall agree, subject to any applicable laws or regulations of the exchange where the Company's securities are listed, to vote all shares of capital stock of the Company entitled to vote at meetings of the stockholders of the Company for the election of David Saperstein's designees to the Company's Board of Directors, to the extent such designees have been nominated by the Board of Directors or a committee thereof, for election at such meeting.

    Section 9. REASONABLE BEST EFFORTS. To the extent consistent with applicable law, Stockholder agrees to use its reasonable best efforts to cooperate with Parent to cause the Share Issuance to be approved by the stockholders of Parent.

    Section 10.  MISCELLANEOUS.

    (a) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, confirmed facsimile or telex, or by first class mail (postage prepaid, return receipt requested), to the other party as follows:

if to the Company,    Metro Networks, Inc.
to:                   681 Fifth Avenue
                      New York, New York 10022
                      Attention: Gary Worobow
                      Facsimile: (212) 750-5393

with a copy to:       Paul, Hastings, Janofsky & Walker LLP
                      399 Park Avenue
                      New York, New York
                      Attention: Neil A. Torpey, Esq.
                      Facsimile: (212) 319-4090

if to Stockholder,    Infinity Broadcasting Corporation
to:                   40 West 57(th) Street
                      New York, New York 10019
                      Attention: Farid Suleman
                      Facsimile: (212) 314-9336

with a copy to:       Weil, Gotshal & Manges LLP
                      767 Fifth Avenue
                      New York, New York 10153-0119
                      Attention: Howard Chatzinoff, Esq.
                      Facsimile: (212) 310-8007

    or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    (b) DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    (d) ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

    (e) WAIVER OF JURY TRIAL. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

    (f) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made, executed, delivered and performed wholly within such state and, in any case, without regard to the principles of conflicts of laws of such state.

    (g) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

    (h) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties hereto and the written undertaking of the assignee to be bound by the terms of this Agreement, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

    (i) SUBMISSION TO JURISDICTION; WAIVERS. Each of the Company and the Stockholder irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of the Company and the Stockholder hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company and the Stockholder hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement,
       (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 10(i), (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

    (j) SPECIFIC PERFORMANCE. The parties hereto acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore consent that the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such remedy shall, however, not be exclusive and, shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

    (k) EXPENSES. Each of the Company and the Stockholder shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

    (l) ACTION IN STOCKHOLDER CAPACITY ONLY. The Stockholder makes no agreement or understanding herein as a director or officer of Parent or in any capacity other than as a stockholder of Parent. The Stockholder signs solely in its capacity as a record holder and beneficial owner of Shares and nothing herein shall limit or affect any actions taken by a representative of such Stockholder in such representative's capacity as an officer or director of Parent.

                          [SIGNATURES BEGIN ON NEXT PAGE]

             SIGNATURE PAGE TO PARENT STOCKHOLDER VOTING AGREEMENT

    IN WITNESS WHEREOF, the parties have duly executed this Parent Stockholder Voting Agreement as of the date first above written.

                                METRO NETWORKS, INC.

                                By:  /s/ DAVID I. SAPERSTEIN
                                     -----------------------------------------
                                     Name: David I. Saperstein
                                     Title:  Chief Executive Officer

                                INFINITY BROADCASTING CORPORATION

                                By:  /s/ FARID SULEMAN
                                     -----------------------------------------
                                     Name: Farid Suleman
                                     Title:  Senior Vice President and
                                           Chief Financial Officer

                                   SCHEDULE I
                           OWNERSHIP OF VOTING STOCK

NAME AND ADDRESS                                              CLASS AND SERIES  NUMBER OF SHARES         NUMBER OF
OF STOCKHOLDER                                                OF VOTING STOCK         OWNED           VOTES PER SHARE
------------------------------------------------------------  ----------------  -----------------  ---------------------
Infinity Broadcasting Corporation                                 common stock      8,000,000(1)                 1
40 West 57(th) Street
New York, New York 10019


------------------------

(1) Includes 3,000,000 shares issuable upon the exercise of warrants to purchase Voting Stock if required pursuant to Section 2 of this Agreement.

                                  SCHEDULE II

                                LIENS ON SHARES

None.

                                                                         ANNEX F

                         REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT, dated as of             , 1999 (this
"AGREEMENT"), among WESTWOOD ONE, INC., a Delaware corporation ("PARENT"), and the holders signatory hereto (the "STOCKHOLDERS") of common stock, par value $.01 per share, of Parent (the "PARENT COMMON STOCK").

                              W I T N E S S E T H:

    WHEREAS, in connection with and pursuant to Section 6.2(c) of the Agreement and Plan of Merger, dated as of June 1, 1999 (the "MERGER AGREEMENT"), by and among Parent, Copter Acquisition Corp., a Delaware corporation ("MERGER SUB"), and Copter, Inc., a Delaware corporation (the "COMPANY"), Parent agreed to enter into this Agreement for the benefit of the Stockholders;

    WHEREAS, pursuant to the Merger (as defined in the Merger Agreement), Merger Sub was merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent, and each share of the common stock, par value $.001 per share, of the Company (the "COMPANY COMMON STOCK") outstanding immediately prior to the Merger was automatically converted pursuant to the Merger into Parent Common Stock based on the Exchange Ratio;

    WHEREAS, pursuant to the Merger Agreement, Parent has agreed to grant to the Stockholders certain registration rights with respect to shares of Parent Common Stock issued to the Stockholders in the Merger that constitute Registrable Securities (as hereinafter defined), as well as certain other securities to which the Stockholders may be entitled as provided below, upon the terms and subject to the conditions set forth herein; and

    WHEREAS, it is intended by Parent that this Agreement shall become effective immediately;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, intending to be legally bound hereby, hereby agrees as follows:

    Section 1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement.

    Section 2.  REGISTRATION RIGHTS.

    (A) REGISTRATION UPON REQUEST.

        (i) At any time, and from time to time, commencing with the Effective Time and ending on October 1, 2006 (the "EFFECTIVE PERIOD"), upon the written request (a "DEMAND") of any Qualified Holder(s) (as hereinafter defined) requesting that Parent effect the registration for sale under the Securities Act of 1933, as amended (the "Securities Act"), of Registrable Securities held by such holders, Parent promptly shall use its reasonable best efforts to register under the Securities Act (a "DEMAND REGISTRATION") the Registrable Securities which Parent has been requested to register, all to the extent necessary to permit the disposition of such Registrable Securities in accordance with the methods intended by the sellers thereof; PROVIDED that (i) each such demand shall cover at least 20% of the total number of Registrable Securities held by the Stockholders on the date hereof), (ii) the Qualified Holder(s) shall not be permitted to make a demand more than once in any calendar year and (iii) Parent shall not be required to effect more than three Demand Registrations for the Stockholders pursuant to this Section 2(a). An exercise of a Demand Registration right will not count as the use of such right (i) unless the registration statement to which it relates is declared effective under the Securities Act or (ii) if the conditions to the obligations of the underwriters to consummate the transactions contemplated by (and as specified in) the purchase agreement or underwriting agreement entered into in connection with an underwritten Demand Registration are not satisfied (other than as a result of a default or breach thereunder by the Qualified Holder). In addition, an exercise of a Demand Registration right shall not count as the use of such right even though the registration statement to which it relates is declared effective if such effective registration statement is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or of another governmental agency or court, except that such exercise shall count as a use of such right if the stop order, injunction or other order or requirement of the Commission or of another governmental agency or court is due to a material misrepresentation in or material omission from information provided in writing by a Qualified Holder expressly for inclusion by such Qualified Holder in such registration statement.

        (ii) As used in this Agreement, the term "REGISTRABLE SECURITIES" means any and all (A) Parent Common Stock acquired by the Qualified Holders pursuant to the Merger or upon conversion of any other securities acquired by the Qualified Holders pursuant to the Merger and (B) any other securities issued or issuable with respect to any shares of Parent Common Stock described in clause (A) of this paragraph by way of a stock dividend or stock split or in connection with a combination, exchange, conversion, reorganization, recapitalization or reclassification of any securities of Parent, or pursuant to a merger, consolidation or other similar business combination transaction involving Parent. Notwithstanding anything herein to the contrary, Registrable Securities shall not include any Parent Common Stock acquired upon the exercise of Company Stock Options.

        (iii) As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution contemplated by the registration statement, (B) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (C) such securities shall have been transferred, sold or disposed of by a Qualified Holder to any person that is not a Qualified Holder or (iv) such securities shall have ceased to be issued and outstanding.

        (iv) (A) The term "QUALIFIED HOLDER(S)" means any holder of Registrable Securities and any transferee of any such holder who or which has agreed to be bound by the terms of this Agreement and either (x) has succeeded to the interest of such Stockholder by gift or by virtue of the laws of descent and distribution or (y) has acquired directly from the Stockholder at least 20% of the number of Registrable Securities held by the Stockholder on the date hereof in one transaction.

        (B) The term "MAJORITY QUALIFIED HOLDER(S)" means a majority in interest of the Qualified Holders participating in a registration of Registrable Securities pursuant hereto.

        (v) Parent shall be required to register Parent Common Stock pursuant to Section 2(a) only if such Parent Common Stock is to be offered and sold in a Broad Public Distribution. For purposes hereof, "BROAD PUBLIC DISTRIBUTION" means an underwritten distribution registered under the Securities Act.

        (vi) It is hereby further agreed that with respect to any Demand Registration requested pursuant to this Section 2(a), Parent may defer the filing (but not the preparation) or effectiveness of the registration statement for a period of up to 90 days (or until such earlier time as the transactions referred to in clauses (A) and (B) below are either (x) consummated, (y) no longer proposed or (z) the material information referred to at the end of this sentence has been made public and no other condition in clause (A) or (B) exists that would permit Parent to defer such filing or effectiveness) (the "BLACKOUT PERIOD") if (A) Parent is, at such time, working on an underwritten public offering of Parent Common Stock and is advised by its Managing Underwriter(s) that such offering would in such Managing Underwriter(s) opinion be adversely affected in any material respect by such filing or (B) the Board of Directors or the chief executive of Parent, in its good faith judgment, determines that any such filing or the offering of any Registrable Securities would impair or interfere in any material respect with any proposed financing, other offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Parent, or would require Parent to make public disclosure of information which could have an material adverse effect on Parent. There shall not be more than one Blackout Period in any calendar year. Parent shall promptly notify the Qualified Holders in writing (a "BLACKOUT NOTICE") of any decision not to effect a Demand Registration pursuant to this Section 2(a)(vi) which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Parent promptly to notify the Qualified Holders as soon as a Demand Registration may be effected.

        (vii) Parent shall have the right to cause the registration of additional securities for sale for the account of any person (including Parent) in any registration of Registrable Securities requested by the Qualified Holder(s) pursuant to Section 2(a); PROVIDED that Parent shall not have the right to cause the registration of such additional securities to the extent the Qualified Holder(s) is advised in writing (with a copy to Parent) by the Managing Underwriter(s) (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) for such Demand Registration that in such firm's opinion registration of such additional securities would impair or interfere in any material respect with the marketing and sale of the Registrable Securities proposed to be registered in the offering by the Qualified Holder(s) and in no event shall any Qualified Holder be obligated to reduce the number of Registrable Securities to be included in any offering subject to a Demand Registration in order to accommodate the addition of any other person (including Parent). The Qualified Holder(s) may require that any such additional securities be included in the offering proposed by the Qualified Holder(s) on the same terms and conditions as the Registrable Securities that are included therein.

        (viii) If the Managing Underwriter(s) for a Demand Registration pursuant to this Section 2(a) that involves an underwritten offering shall advise Parent or the Stockholders on whose behalf the offering is to be effected that, in its (their) opinion, the inclusion of the amount and kind of Registrable Securities to be sold for the account of Qualified Holders would impair or interfere in any material respect with the marketing and sale of the securities proposed to be registered in the offering, then the number and kind of Registrable Securities to be sold for the account of such Qualified Holders shall be reduced (and may be reduced to zero), PRO RATA among all requesting Qualified Holders on the basis of the relative number of shares of such Registrable Securities requested to be included in such Demand Registration. If, as a result of these proration provisions, any Qualified Holder shall not be entitled to include all Registrable Securities in a registration pursuant to Section 2(a) that such Qualified Holder has requested be included, such Qualified Holder may elect to withdraw its Registrable Securities from the registration; PROVIDED, HOWEVER, that such withdrawal election shall be irrevocable and, after making a withdrawal election, a Qualified Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal election was made.

       (ix) (A) If, at any time, (i) a Demand Registration has been requested pursuant to Section 2 hereof, the Company shall give notice of such request to Infinity (as defined in Section 12) or (ii) a demand registration is requested pursuant to the Infinity Agreement (as defined in Section 12) (an "Infinity Demand Registration"), the Company shall give notice of such request to the Stockholders. Within fifteen (15) days of receipt of such notice by the non-requesting party, the non-requesting party may request a Demand Registration or an Infinity Demand Registration, as the case may be (either, a "CONFLICTING DEMAND"). In connection with the first Conflicting Demand, the Demand Registration shall be deemed to be the request pursuant to which a registration statement shall be prepared and the Infinity Demand Registration shall be deemed to be an exercise of an incidental registration right under the Infinity Agreement and shall not count as a demand thereunder.

        (B) In the event of any Conflicting Demands subsequent to the first Conflicting Demand, the party who last had its demand deemed to be an exercise of an incidental registration right pursuant to this Section 2(a)(ix) shall be deemed to have made the request pursuant to which a registration statement shall be prepared with respect to such subsequent Conflicting Demand and the other party's demand shall be deemed to be an exercise of an incidental registration right under such party's registration rights agreement and shall not be counted as a demand thereunder.

    (b) INCIDENTAL REGISTRATIONS.

        (i) If at any time or from time to time Parent shall determine to register any of its equity securities, either for its own account or the account of security holders of Parent, other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, Parent will:

           (A) promptly give the Stockholders written notice thereof (which shall include a list of the jurisdictions in which Parent intends to attempt to qualify such securities under the applicable "blue sky" or other state securities laws); and

           (B) include in such registration (and any related qualification under "blue sky" laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request made by the Stockholders within fifteen (15) days after receipt of such written notice from Parent, except as set forth in Section 2(b)(ii) below.

        (ii) If the registration of which Parent gives notice is for a registered public offering involving an underwriting, Parent shall so advise the Stockholders as a part of the written notice given pursuant to Section 2(b)(i). In such event, the right of the Stockholders to registration pursuant to this Section 2(b) shall be conditioned upon the Stockholders' participation in such underwriting and the inclusion of the Stockholders' Registrable Securities in the underwriting to the extent provided herein. The Stockholder, together with Parent and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Parent, subject to Section 2(f)(iv). Notwithstanding any other provision of this Section 2(b), if the Managing Underwriter(s) advises Parent that marketing factors require a limitation of the number of shares or type of securities to be sold in the underwritten registration, then Parent may limit the number of Registrable Securities to be included in the registration, or may exclude Registrable Securities entirely from such registration, and shall be required to include in such registration, to the extent of the number of securities which Parent is advised by the Managing Underwriter(s) can be sold in the offering, (i) first, securities that the Company proposes to issue and sell for its own account, or the securities that the holder exercising a Demand Registration pursuant to Section 2(a) hereof proposes to sell, as the case may be, (ii) second, securities requested to be included in such registration pursuant to registration rights under the Pattiz Agreement (as defined in Section 12) and (iii) third, securities of any holder of Registrable Securities requested pursuant to this Section 2(b) to be included in such registration, PRO RATA with any securities requested to be included in such registration pursuant to registration rights under the Infinity Agreement (based on the number of Registrable Securities (as defined in each of this Agreement and the Infinity Agreement) held by Infinity (as defined in Section 12) and such holder as of the relevant date); PROVIDED, HOWEVER, that in the case of any registration by Parent requested under the Infinity Agreement or the Pattiz Agreement pursuant to demand registration rights thereunder, the rights of the Stockholders under this Section 2(b) also shall be subject to the provisions thereof (which provisions shall govern as and to the extent inconsistent with this Section 2(b) and any provisions of this Agreement related to this Section 2(b)). No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Stockholders disapprove of the terms of the underwriting with respect to any registration under this Section 2(b), they may elect to withdraw therefrom by written notice to Parent and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

    All requests for registration under this Section 2(b) shall be without prejudice to the rights of the Holders to request, and shall not be counted, as a Demand Registration under Section 2(a) above.

        (c) REGISTRATION PROCEDURES. If and whenever Parent is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Parent shall use its reasonable best efforts to:

           (i) prepare and file with the Commission as soon as practicable a registration statement on a form which is available for the sale of Registrable Securities by the holders thereof in accordance with the intended plan of distribution therefor (subject to Section 2(a)(v)), and is reasonably acceptable to the Majority Qualified Holders of Registrable Securities participating therein, and use its best efforts to cause such registration statement to become effective as soon as practicable and remain effective under the Securities Act for not less than a period of 90 days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 90 day period); PROVIDED, HOWEVER, that with respect to any Demand Registration made within the period commencing 60 days next preceding the end of Parent's fiscal year and ending 90 days after the end of Parent's fiscal year only, if Parent is not then eligible to effect a registration under the Securities Act by use of Form S-3 (or other comparable short-form registration statement), Parent shall be entitled to delay such registration until ten days after the earlier of (x) such time as Parent receives audited financial statements for such fiscal year and (y) the expiration of 60 days after the last day of such fiscal year;

           (ii) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to complete the offering and the distribution of the securities covered thereby (but, in no event, longer than 90 days after such registration statement becomes effective) in each case exclusive of any period during which the prospectus used in connection with such registration statement shall not comply with the requirements of Section 10 of the Securities Act; and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during said 90 day period;

           (iii) furnish to each seller of Registrable Securities, its counsel and each underwriter of the securities being sold by such seller, (A) such number of copies of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act) and
       (C) such number of copies of other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the methods intended by the sellers thereof and, in each of the foregoing cases, afford the seller a reasonable opportunity to review and comment on drafts of each of the foregoing documents prior to their filing or distribution, as the case may be;

           (iv) register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any seller and each underwriter of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such seller and underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; PROVIDED, HOWEVER, Parent shall not be required to qualify generally to do business as a foreign corporation, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this
       Section 2(c), be obligated to be qualified;

           (v) cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities (including, without limitation, the National Association of Securities Dealers ("NASD") as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof;

           (vi) notify each seller of any Registrable Securities covered by such registration statement and the Managing Underwriter(s), if any, promptly and, if requested by any such person, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and Parent shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by Parent of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and Parent shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event which requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and Parent shall as promptly as practicable prepare and furnish to such seller and the Managing Underwriter(s) a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of Parent's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Each holder of Registrable Securities agrees that such holder will, as expeditiously as possible, notify Parent at any time when a prospectus relating to a registration statement covering such seller's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of the kind described in this Section 2(c)(vi) as a result of any information provided by such seller in writing specifically for inclusion in such prospectus included in such registration statement and, at the request of Parent, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information provided by such seller shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any written notice from Parent of the occurrence of any event of the kind described in clause (E) of this Section 2(c)(vi), such holder shall forthwith discontinue such holder's offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause (E) of this Section 2(c)(vi) and, if so directed by Parent, shall deliver to Parent, at Parent's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in such holder's possession. In the event Parent shall provide any notice of the type referred to in the preceding sentence, the 60 day period mentioned in Sections 2(c)(i) and 2(c)(ii) shall be extended by the number of days from and including the date such notice is provided, to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received copies of the corrected prospectus contemplated by clause (E) of this Section 2(c)(vi);

           (vii) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which shall satisfy the provisions of Section 11(a) of the Securities Act;

           (viii) cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by Parent are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange or if such listing is not permitted under such rules and regulations, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to use its reasonable best efforts to arrange for at least two market-makers to register as such with respect to such Registrable Securities with the NASD;

           (ix) engage and provide a transfer agent (which may be an existing transfer agent or Parent) for all Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

           (x) enter into one or more underwriting agreements (in customary form and substance) and take all such other actions and all such other customary selling efforts (including, without limitation, upon reasonable notice, participate in a reasonable number of "roadshow" presentations) as the participating holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the plan of distribution intended by the sellers thereof; it being hereby acknowledged and agreed that in all cases the selection of any Managing Underwriter(s) shall be made by Parent with the consent of the Majority Qualified Holders (which consent may not be unreasonably withheld or delayed);

           (xi) obtain an opinion from counsel to Parent, and a "cold comfort" letter from an independent certified public accounting firm of national recognition and standing who have certified Parent's financial statements included in the registration statement or any amendment thereto, in each case in form and substance reasonably satisfactory to the Majority Qualified Holders, and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the Majority Qualified Holders shall reasonably request.

           (d) CUSTODY AGREEMENT AND POWER OF ATTORNEY. Upon Parent's request, the Qualified Holder(s) will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to Parent and the Qualified Holder(s) with respect to the

       Registrable Securities to be registered pursuant to this Section 2 (a "CUSTODY AGREEMENT AND POWER OF ATTORNEY"). The Custody Agreement and Power of Attorney will provide, among other things, that the Qualified Holders will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Qualified Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on behalf of the Qualified Holders with respect to the matters specified therein.

        (e) REGISTRATION EXPENSES. Whether or not any registration statement prepared and filed pursuant to this Section 2 is declared effective by the Commission, Parent shall pay (A) all applicable Commission, NYSE and NASD registration and filing fees and expenses; (B) all listing, transfer and/or exchange agent and registrar fees; (C) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws including reasonable fees, disbursements and related charges of counsel for the underwriters in connection therewith; (D) printing expenses;
    (E) messenger and delivery expenses; (F) fees and out-of-pocket expenses of counsel for Parent and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by Parent; (G) the reasonable fees and disbursements of counsel, other than Parent's counsel, selected by the Majority Qualified Holders of the Registrable Securities being registered to represent all Qualified Holders of the Registrable Securities being registered in connection with each such registration (it being understood that any Qualified Holder may, at its own expense, retain separate counsel to represent it in connection with such registration); (H) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; and (I) any other costs and expenses of such registration and the disposition of the securities pursuant to the registration statement therefor (collectively, clauses (A) through (I), "REGISTRATION EXPENSES"); PROVIDED, HOWEVER, that Parent shall not be required to pay, and the Qualified Holders shall pay, all transfer taxes and all discounts, commissions or fees of underwriters, selling brokers and dealers.

(f) INDEMNIFICATION; CONTRIBUTION.

           (i) Parent shall indemnify and hold harmless, to the fullest extent permitted by law, each holder (a "PARTICIPATING HOLDER") of Registrable Securities registered pursuant to Section 2(a) or Section 2(b) hereof, its officers, directors, partners, employees, agents and affiliates, if any, from and against all losses, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses (including the reasonable costs of investigation and reasonable attorneys' fees, disbursements and related charges) (under the Securities Act, common law and otherwise) (collectively, "CLAIMS"), joint or several, which directly or indirectly arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Participating Holder's Registrable Securities are offered (collectively, "SECURITY FILINGS"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement under which the Participating Holder's Registrable Securities are offered (unless such statement is corrected in the final prospectus and Parent has previously furnished copies thereof to any Participating Holder seeking such indemnification and to the underwriters of the registration in question), or contained in the final prospectus therefor (as amended or supplemented if Parent shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which Parent is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and Parent shall, and it hereby agrees to, reimburse such holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or proceeding; PROVIDED, HOWEVER, that such indemnification shall not extend to any Claims which are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to Parent by any Participating Holder expressly for use in any such Security Filing. Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller.

           (ii) In the case of an underwritten offering in which the registration statement covers Registrable Securities, Parent agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the holders of Registrable Securities; PROVIDED, HOWEVER, Parent shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is sought results from (a) such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such person, if such statement or omission was in fact corrected in such final prospectus or (b) an untrue statement or omission or alleged untrue statement or omission relating to information furnished in writing by such underwriter expressly for inclusion in any Security Filing;

           (iii) Each Participating Holder shall furnish to Parent in writing such information regarding such holder and the intended method of distribution as shall be reasonably requested by Parent and as required by law or the Commission for use in any Security Filing (and Parent may exclude from registration the Registrable Securities of any such Participating Holder if such holder fails to furnish such information within a reasonable time alter receiving such request) and hereby severally, not jointly, indemnifies, to the fullest extent permitted by law, Parent, its officers, directors, partners, employees, agents or affiliates, if any, against any Claims, joint or several, which directly or indirectly arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus relating to such Participating Holder's Registrable Securities, or any amendment thereof or supplement thereto (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; PROVIDED, HOWEVER, (A) each such Participating Holder shall be liable hereunder if and only to the extent that any such Claim arises out of or is based upon any such untrue statement or omission made in reliance upon and in conformity with information pertaining to such holder that is furnished in writing to Parent by such holder expressly for use in any such Security Filing and (B) no such Participating Holder shall be liable hereunder in an amount exceeding the gross proceeds actually received by such Participating Holder from the sale of Registrable Securities hereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller.

           (iv) In the case of an underwritten offering of Registrable Securities, each Participating Holder, as a condition to its right to participate in such offering, shall enter into an underwriting agreement in customary form and substance with such underwriters, and agree to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of
       Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent and subject to the same limitations as provided in the preceding paragraph with respect to indemnification by such holder to Parent, but subject to the same limitation as provided in Section 2(f)(ii) with respect to indemnification by Parent of such underwriters, officers, directors and control persons; PROVIDED, HOWEVER, that no such Participating Holder shall be liable hereunder in an amount exceeding the gross proceeds actually received by such Participating Holder from the sale of Registrable Securities hereunder;

           (v)  Any person seeking indemnification under the provisions of this
       Section 2(f) shall, promptly after receipt by such person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; PROVIDED, HOWEVER, the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 2(f) (except to the extent that it has been materially prejudiced by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (C) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the reasonable fees, disbursements and related charges of one counsel or firm of counsel (and one local counsel as necessary) selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. The indemnifying party shall have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party whether or not the indemnified party employs separate counsel, unless the indemnifying party has failed to perform his or its indemnification obligations hereunder. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

           (vi) If the indemnification from the indemnifying party as provided in this Section 2(f) is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by and the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(f)(v) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding. Notwithstanding the foregoing, no Participating Holder shall be liable hereunder in an amount exceeding the gross proceeds actually received by such Participating Holder from the sale of Registrable Securities hereunder.

           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           If, however, indemnification is available under this Section 2(f), the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 2(f)(i) through 2(f)(v) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

           No party shall be liable for contribution under this Section 2(f)(vi) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 2(f) if such indemnification were enforceable under applicable law.

        (g) CERTAIN REQUIREMENTS IN CONNECTION WITH REGISTRATION RIGHTS. If the holders of Registrable Securities initially requesting such Demand Registration have entered into one or more underwriting agreements in connection therewith, or if a proposed registration under Section 2(b) involves an underwritten offering, all shares constituting Registrable Securities to be included in such registration shall be subject to such underwriting agreements and no person may participate in such registration unless such person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements, "lock up" letters and other documents which are reasonable and customary under the circumstances.

        (h)  HOLDBACK AGREEMENTS.

           (i) Each holder of Registrable Securities agrees not to effect any public sale or distribution of any of its equity securities during the 7-day period prior to the effective date of a Registration Statement filed pursuant to an underwritten offering under Section 2(a) or Section 2(b) and until either the earlier of the date on which the offering under such Registration Statement is completed or 90 days after such effective date (or such longer period as may be required in the reasonable judgment of the Managing Underwriter(s))

       (except for public sales or distributions effected as part of such underwritten registration, if permitted); PROVIDED that each holder of Registrable Securities may offer and sell such securities as and to the extent permitted under Rule 144 of the Securities Act at any time until the first anniversary of this Agreement and any such offer or sale shall not be deemed to violate the limitations of this clause (i).

           (ii) Parent agrees (i) not to effect any public sale or distribution of any of its equity securities (for its own account or the account of any third party) during the 7-day period prior to the effective date of a Registration Statement filed pursuant to an underwritten offering under
       Section 2(a) or Section 2(b) and until either the earlier of the date on which the offering under such Registration Statement is completed or 90 days after such effective date (or such longer period as may be required in the reasonable judgment of the Managing Underwriter(s)) (except as part of such underwritten registration or pursuant to registrations relating solely to employee benefits plan or registrations on Form S-4 relating solely to an SEC Rule 145 transaction), and (ii) that it will cause each holder of equity securities of Parent purchased directly from Parent at any time after the date of this Agreement (other than in a registered public offering) who through such purchase acquires more than 5% of the Common Stock on a fully diluted basis to agree not to effect any public sale or public distribution of any such securities during such period (except as part of such underwritten registration, if permitted).

    Section 3.  RULE 144(C)

    Parent shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and the regulations of the Commission thereunder so as to make available current public information to the extent required to enable any Qualified Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation); PROVIDED, HOWEVER, that Parent's compliance with the requirements of this Section 3 and the availability of Rule 144 for the sale of any Qualified Holders securities shall not limit a Stockholder's rights to request registration under this Agreement so long as such person's securities constitute Registrable Securities within the meaning thereof under this Agreement. Upon the reasonable request of any Qualified Holder, Parent will promptly deliver to such Qualified Holder a written statement as to whether it has complied with such requirements.

    Section 4.  NOTICES.

    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, confirmed facsimile or telex, or by first class mail (postage prepaid, return receipt requested), to the other party as follows:

if to Parent to:                    Westwood One, Inc.
                                    9540 Washington Boulevard
                                    Culver City, California 90232
                                    Attention: Joel Hollander
                                    Facsimile: (310) 840-4059

with a copy to:                     Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, New York 10153
                                    Attention: Howard Chatzinoff, Esq.
                                    Facsimile: (212) 310-8007

if to the Stockholders to:          Their respective addresses set
                                    forth in the stock records of
                                    Parent prepared pursuant to the
                                    Merger for purposes of the exchange
                                    of the Company Common Stock into
                                    Parent Common Stock, as changed
                                    from time to time pursuant to
                                    procedures established by Parent or
                                    the transfer agent of Parent, as
                                    the case may be

with a copy to:                     Paul, Hastings, Janofsky & Walker
                                    LLP
                                    399 Park Avenue
                                    New York, New York 10022
                                    Attention: Neil A. Torpey, Esq.
                                    Facsimile: (212) 319-4090

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

    Section 5. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by Parent, on the one hand, and the holders of a majority of the Registrable Securities on the other hand.

    Section 6. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

    Section 7. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 8. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles and policies of such state.

    Section 9. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

    Section 10. NO WAIVER. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any other provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

    Section 11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original agreement.

    Section 12. NO INCONSISTENT RIGHTS. Parent will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Except for any rights inconsistent with those granted by Parent pursuant to (i) the Registration Rights Agreement dated as of March 30, 1999 between Parent and Infinity Broadcasting Corporation, ("Infinity") as amended as of June 1, 1999 (the "Infinity Agreement"), and (ii) the Registration Rights Agreement, dated as of October 18, 1993, by and between Parent and Norman J. Pattiz (the "Pattiz Agreement"), Parent is not a party to any agreement, with respect to any of its securities, granting any registration rights to any person, which agreement is or may be inconsistent with the rights granted to the holders of Registrable Securities in this Agreement and is in effect on the date hereof.

    Section 13. EXECUTION BY STOCKHOLDERS. The obligations of Parent under this Agreement shall be irrevocable but the rights of any Stockholder under this Agreement with respect thereto shall be and become effective only upon the delivery to Parent by any Qualified Holder requesting registration under this Agreement of a duly executed counterpart signature page to this Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

    IN WITNESS WHEREOF, Parent has caused this Registration Rights Agreement to be executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                WESTWOOD ONE, INC.

                                By:  -----------------------------------------
                                     Name:
                                     Title:

                                     -----------------------------------------
                                     DAVID I. SAPERSTEIN

ANNEX G

                                                               COMPOSITE COPY(*)

                            WESTWOOD ONE, INC. 1999
                              STOCK INCENTIVE PLAN

                         Dated effective March 11, 1999
                          as amended on July 23, 1999

------------------------

* Includes change per amendment adopted by Westwood's board of directors on July 23, 1999.

                           1999 STOCK INCENTIVE PLAN
                                     INDEX

                                                                                                             SECTION
                                                                                                           -----------
ARTICLE I--General Purpose
    Purpose..............................................................................................         1.1
    Effective Date of Plan...............................................................................         1.2

ARTICLE II--Definitions
    Board................................................................................................         2.1
    Code.................................................................................................         2.2
    Committee............................................................................................         2.3
    Common Stock.........................................................................................         2.4
    Company..............................................................................................         2.5
    Date of Grant........................................................................................         2.6
    Director.............................................................................................         2.7
    Disability...........................................................................................         2.8
    Eligible Person......................................................................................         2.9
    Exercise Price.......................................................................................        2.10
    Fair Market Value....................................................................................        2.11
    Grantee..............................................................................................        2.12
    Incentive Period.....................................................................................        2.13
    Incentive Stock Option...............................................................................        2.14
    Non-Employee Director................................................................................        2.15
    Non-Qualified Stock Option...........................................................................        2.16
    Offeree..............................................................................................        2.17
    Optionee.............................................................................................        2.18
    Parent...............................................................................................        2.19
    Participant..........................................................................................        2.20
    Plan.................................................................................................        2.21
    Plan Administrator...................................................................................        2.22
    Performance Right....................................................................................        2.23
    Purchase Right.......................................................................................        2.24
    Reload Stock Option..................................................................................        2.25
    Related Stock Option.................................................................................        2.26
    Retirement...........................................................................................        2.27
    Rights...............................................................................................        2.28
    Special Termination Event............................................................................        2.29
    Stock Appreciate Right or SAR........................................................................        2.30
    Stock Option.........................................................................................        2.31
    Subsidiary...........................................................................................        2.32
    Ten Percent Stockholder..............................................................................        2.33
    Window Period........................................................................................        2.34
    Voluntary Termination................................................................................        2.35

ARTICLE III--Administration
    Plan Administrator...................................................................................         3.1

ARTICLE IV--Stock Subject to Plan
    Common Stock Subject to Plan.........................................................................         4.1
    Unexercised Rights...................................................................................         4.2
    Limitation on Number of Shares Underlying Stock Options and SARs Granted to Any One Participant......         4.3

                                                                                                             SECTION
                                                                                                           -----------
ARTICLE V--Eligibility
    Eligibility..........................................................................................         5.1

ARTICLE VI--Stock Options
    General..............................................................................................         6.1
    Terms and Conditions of Stock Options................................................................         6.2
    Reload Stock Options.................................................................................         6.3

ARTICLE VII--Stock Appreciation Rights
    General..............................................................................................         7.1
    Stock Appreciation Rights Included in Stock Options..................................................         7.2
    Stock Appreciation Rights Not Included in Stock Options..............................................         7.3
    Termination and Exercise.............................................................................         7.4

ARTICLE VIII--Purchase Rights
    General..............................................................................................         8.1
    Terms and Conditions of Purchase Rights..............................................................         8.2
    Termination of Employment............................................................................         8.3

ARTICLE XI--Performance Rights
    Performance Rights...................................................................................         9.1

ARTICLE X--Mandatory Grants to Outside Directors
    Grants...............................................................................................        10.1
    Amendment............................................................................................        10.2

ARTICLE XI--Adjustments and Effect of Certain Transactions
    Adjustments..........................................................................................        11.1
    Effect of Certain Transactions.......................................................................        11.2

ARTICLE XII--Amendment and Termination
    General..............................................................................................        12.1

ARTICLE XIII--General Provisions
    General Restrictions.................................................................................        13.1
    Other Compensation Arrangements......................................................................        13.2
    Tax Withholding......................................................................................        13.3
    Loans................................................................................................        13.4
    Termination of Employment............................................................................        13.5
    Special Terminating Events...........................................................................        13.6
    Nontransferability of Rights.........................................................................        13.7
    Regulatory Matters...................................................................................        13.8
    Six Month Holding Period.............................................................................        13.9
    Delivery.............................................................................................       13.10
    Gender...............................................................................................       13.11
    Headings.............................................................................................       13.12
    Governing Law........................................................................................       13.13
    Written Agreement....................................................................................       13.14
    Rights as Stockholders...............................................................................       13.15
    Stockholder Approval.................................................................................       13.16

ARTICLE XIV--Term of Plan
    Term of Plan.........................................................................................        14.1

                                                                                                             PAGE
                                                                                                           ---------
Article I                General Purpose of Plan.........................................................        G-1
     Section 1.1         Purpose.........................................................................        G-1
     Section 1.2         Effective Date of Plan..........................................................        G-1
Article II               Definitions.....................................................................        G-1
Article III              Administration..................................................................        G-3
     Section 3.1         Plan Administrator..............................................................        G-3
Article IV               Stock Subject to Plan...........................................................        G-4
     Section 4.1         Common Stock Subject to the Plan................................................        G-4
     Section 4.2         Unexercised Rights..............................................................        G-4
     Section 4.3         Limitation on Number of Shares Underlying Stock Options and SARs Granted to Any
                         One Participant.................................................................        G-4
Article V                Eligibility.....................................................................        G-4
Article VI               Stock Options...................................................................        G-5
     Section 6.1         General.........................................................................        G-5
     Section 6.2         Terms and Conditions of Stock Options...........................................        G-5
     Section 6.3         Reload Stock Options............................................................        G-6
Article VII              Stock Appreciation Rights.......................................................        G-6
     Section 7.1         General.........................................................................        G-6
     Section 7.2         Stock Appreciation Rights Included in Stock Options.............................        G-6
     Section 7.3         Stock Appreciation Rights Not Included in Stock Options.........................        G-7
     Section 7.4         Termination and Exercise........................................................        G-7
Article VIII             Purchase Rights.................................................................        G-7
     Section 8.1         General.........................................................................        G-7
     Section 8.2         Terms and Conditions of Purchase Rights.........................................        G-8
     Section 8.3         Termination of Employment.......................................................        G-8
Article IX               Performance Rights..............................................................        G-9
     Section 9.1         Performance Rights..............................................................        G-9
Article X                Mandatory Grants to Outside Directors...........................................       G-10
     Section 10.1        Grants..........................................................................       G-10
     Section 10.2        Initial Date of Grant...........................................................       G-10
     Section 10.3        Amendment.......................................................................       G-10
Article XI               Adjustments and Effect of Certain Transactions..................................       G-10
     Section 11.1        Adjustments.....................................................................       G-10
     Section 11.2        Effect of Certain Transactions..................................................       G-11
Article XII              Amendment and Termination.......................................................       G-11
     Section 12.1        General.........................................................................       G-11
Article XIII             General Provisions..............................................................       G-12
     Section 13.1        General Restrictions............................................................       G-12
     Section 13.2        Other Compensation Arrangements.................................................       G-12
     Section 13.3        Tax Withholding.................................................................       G-12
     Section 13.4        Loans...........................................................................       G-12
     Section 13.5        Termination of Employment.......................................................       G-13
     Section 13.6        Special Terminating Events......................................................       G-13
     Section 13.7        Nontransferability of Rights....................................................       G-13
     Section 13.8        Regulatory Matters..............................................................       G-13
     Section 13.9        Six (6) Month Holding Period....................................................       G-13
     Section 13.10       Delivery........................................................................       G-13
     Section 13.11       Gender..........................................................................       G-13
     Section 13.12       Headings........................................................................       G-13
     Section 13.13       Governing Law...................................................................       G-14
     Section 13.14       Written Agreement...............................................................       G-14

                                                                                                             PAGE
                                                                                                           ---------
     Section 13.15       Rights as Stockholders..........................................................       G-14
     Section 13.16       Stockholder Approval............................................................       G-14
Article XIV              Term of Plan....................................................................       G-14

                            WESTWOOD ONE, INC. 1999
                              STOCK INCENTIVE PLAN
                            EFFECTIVE MARCH 11, 1999
                          AS AMENDED ON JULY 23, 1999

                                   ARTICLE I
                            GENERAL PURPOSE OF PLAN

        Section 1.1 PURPOSE. The name of this plan is the Westwood One, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Westwood One, Inc. (the "Company") as well as any Parent or any Subsidiary, to obtain and retain the services of the employees, consultants, officers and Directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

        Section 1.2 EFFECTIVE DATE OF PLAN. The Plan was adopted by the Board of Directors and became effective on March 11, 1999; provided that, within twelve (12) months of that date, the Plan is approved by the affirmative votes of the holders of at least a majority of the shares of voting stock of the Company cast in person or by proxy at a duly held meeting of the stockholders of the Company. (If the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage will be obtained at a duly held meeting of stockholders.)

                                   ARTICLE II
                                  DEFINITIONS

    For purposes of the Plan, the following terms will be defined as set forth below:

        Section 2.1  "BOARD"  means the Board of Directors of the Company.

        Section 2.2 "CODE" means the Internal Revenue Code of 1986, as amended.

        Section 2.3 "COMMITTEE" means a committee of at least two (2) Non-Employee Directors appointed by the Board to administer the Plan.

        Section 2.4 "COMMON STOCK" means the Company's Common Stock par value $0.01 per share, or in the event that the outstanding shares of Common Stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

        Section 2.5 "COMPANY" means Westwood One, Inc., a corporation organized under the laws of the State of Delaware.

        Section 2.6 "DATE OF GRANT" means the date on which the Plan Administrator adopts a resolution expressly granting a Right to a Participant.

        Section 2.7  "DIRECTOR"  means a member of the Board.

        Section 2.8 "DISABILITY" means the inability of an individual to perform the services normally rendered by such individual due to any physical or mental impairment that can be expected either to persist for a continuous period for twelve (12) months or more or to result in death, as determined by the Plan Administrator on the basis of appropriate medical evidence; provided, however that with respect to an Incentive Stock Option the term "Disability" will have the meaning set forth in Section 22(e)(3) of the Code.

        Section 2.9 "ELIGIBLE PERSON" means an employee or officer or any consultant or Director of the Company, any Parent or any Subsidiary.

        Section 2.10 "EXERCISE PRICE" means the price at which shares may be purchased.

        Section 2.11 "FAIR MARKET VALUE" means the fair market value of the Common Stock as determined by the Plan Administrator in its sole discretion; provided, however, that: i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, Fair Market Value on any date will be the last sale price reported for the Common Stock on such system on such date or on the last day preceding such date on which a sale was reported;
    ii) if the Common Stock is admitted to quotation on NASDAQ and has not been designated an NMS security, Fair Market Value on any date will be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date, or; iii) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date will be the last sale price reported for the Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported.

        Section 2.12 "GRANTEE" means a Participant who is granted Performance Rights or Stock Appreciation Rights pursuant to the Plan.

        Section 2.13 "INCENTIVE PERIOD" means the period determined by the Plan Administrator for goals to be achieved and after which: i) payment may be made pursuant to a Performance Right, or; ii) all (or a portion) of the principal amount of a promissory note made in connection with a Purchase Right may be forgiven under Section 8.3.

        Section 2.14 "INCENTIVE STOCK OPTION" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

        Section 2.15 "NON-EMPLOYEE DIRECTOR" shall mean a person who is a "Non-Employee Director" within the meaning of Rule 16 b-3 of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person who is an "outside director" or any successor definition adopted by the SEC and, to the extent and when required by such regulations, within the meaning of Section 162(m) of the Code and the final regulations of the U.S. Treasury Department promulgated thereunder.

        Section 2.16 "NON-QUALIFIED STOCK OPTION" means a Stock Option intended to not qualify as an Incentive Stock Option.

        Section 2.17 "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

        Section 2.18 "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

        Section 2.19 "PARENT" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424 of the Code.

        Section 2.20 "PARTICIPANT" means any Eligible Person selected by the Plan Administrator, pursuant to the Plan Administrator's authority in
    Article III, to receive grants of Rights.

        Section 2.21 "PLAN" means the Westwood One, Inc. 1999 Stock Incentive Plan.

        Section 2.22 " PLAN ADMINISTRATOR" means either: i) the Board of Directors of the Company, provided that each member of the Board consists of Non-Employee Directors; or, ii) a Committee consisting of at least two (2) Non-Employee Directors, as set froth in Article III.

        Section 2.23  "PERFORMANCE RIGHT" means a right awarded pursuant to
    Article IX, hereof.

        Section 2.24 "PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Article VIII.

        Section 2.25 "RELOAD STOCK OPTION" means a Stock Option granted pursuant to Section 6.3.

        Section 2.26 "RELATED STOCK OPTION" means a Stock Option related to a Stock Appreciation Right, as set forth in Section 7.

        Section 2.27 "RETIREMENT" means the first day of the calendar month following the individual's 65th birthday unless the normal retirement date is defined as a different date in: i) a retirement plan for salaried employees which the Company may hereafter put into effect, or; ii) the individual's employment agreement.

        Section 2.28 "RIGHTS" means Stock Options, Purchase Rights, Performance Rights and Stock Appreciation Rights (SARs).

        Section 2.29 "SPECIAL TERMINATING EVENT" with respect to a Participant will mean the death or disability of that Participant.

        Section 2.30 "STOCK APPRECIATION RIGHT" or "SAR"means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article VII.

        Section 2.31 "STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to Article VI or Article X.

        Section 2.32 "SUBSIDIARY" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

        Section 2.33 "TEN PERCENT STOCKHOLDER" means an Eligible Person who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

        Section 2.34 "WINDOW PERIOD" means the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date.

        Section 2.35 "VOLUNTARY TERMINATION" means termination of service by an employee on his or her own volition.

                                  ARTICLE III
                                 ADMINISTRATION

        Section 3.1  PLAN ADMINISTRATOR.

    (a) The Plan will be administered by either: i) the Board, provided that each member of the Board consists of Non-Employee Directors; ii) a Committee consisting of at least two (2) Non-Employee Directors (the group that administers the Plan is referred to as the "Plan Administrator") or iii) otherwise in compliance with Rule 16b-3 of the Exchange Act.

    (b) The Plan Administrator will have the power and authority to grant Rights to Eligible Persons. Pursuant to the terms of the Plan the following Rights may be granted: i) Stock Options (including Reload Stock Options); ii) Stock Appreciation Rights; iii) Purchase Rights; iv) Performance Rights, or; v) any combination of the foregoing.

    (c) All decisions made by the Plan Administrator pursuant to the provisions of the Plan will be final and binding on the Company and the Participants.

    (d) The Board may, in its sole and absolute discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to a Committee of not less than two (2) Non-Employee Directors to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee will continue to serve until otherwise directed by the Board.

    (e) From time to time, the Board may increase or decrease (to not less than two (2) members) the size of the Committee. In addition, the Board may add additional members, remove members (with or without cause), appoint new members in substitution and fill vacancies on the Committee, subject to the requirement that all members of the Committee must be Non-Employee Directors. Committee action will be taken pursuant to a vote of the majority of its members, whether present or not, or by the written consent of the majority of its members. However, if the Committee consists of two (2) members, the Committee must act pursuant to the unanimous vote or consent of its members. Minutes will be kept of all of its meetings and copies of the minutes will be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow rules and regulations for the conduct of its business.

                                   ARTICLE IV
                             STOCK SUBJECT TO PLAN

        Section 4.1 COMMON STOCK SUBJECT TO THE PLAN. The total number of shares of Common Stock reserved and available for issuance under the Plan is 7,000,000 shares, subject to adjustment as provided in Article XI. This number includes the shares of Common Stock previously authorized under the Plan as originally approved by the Board. The Company will at all times reserve and keep available the number of shares of Common Stock sufficient to satisfy the requirements of the Plan. The reserved shares may consist, in whole or in part, of authorized but unissued shares or treasury shares. A maximum of 200,000 of the shares of Common Stock may be allocated to Incentive Stock Options.

        Section 4.2 UNEXERCISED RIGHTS. To the extent that any Rights expire or are surrendered, canceled or otherwise terminated without being exercised, the shares of Common Stock related to such Rights will again be available for issuance in connection with future Rights under the Plan.

        Section 4.3 LIMITATION ON NUMBER OF SHARES UNDERLYING STOCK OPTIONS AND SARS GRANTED TO ANY ONE PARTICIPANT. To the extent required by applicable regulations of the U.S. Treasury Department promulgated under Section 162(m) of the Code, the maximum number of shares of Common Stock subject to Stock Options and SARs that may be granted to any one Participant pursuant to this Plan is 400,000, inclusive of all Stock Options and SARs that have been canceled, surrendered, or repriced.

                                   ARTICLE V
                                  ELIGIBILITY

    Section 5.1 Officers, employees, consultants and Directors of the Company who are responsible for or contribute to the management, growth or profitability of the business of the Company, the Parent or any Subsidiary will be eligible to be granted Rights, subject to limitations set forth in this Plan. The Participants under the Plan will be selected from time to time by the Plan Administrator, in its sole discretion, from among the Eligible Persons.

                                   ARTICLE VI
                                 STOCK OPTIONS

        Section 6.1 GENERAL. Stock Options may be granted alone or in addition to other Rights granted under the Plan. Any Stock Option granted under the Plan will be in such form as the Plan Administrator may from time to time approve. The terms and conditions of Stock Option grants need not be the same with respect to each Optionee. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Options.

        Section 6.2 TERMS AND CONDITIONS OF STOCK OPTIONS. Each Stock Option granted pursuant to the Plan will be evidenced by a written Stock Option agreement between the Company and the Optionee. A Stock Option agreement will contain such terms and conditions as the Plan Administrator in its sole discretion approves, provided that the agreement complies with the Plan. Any Stock Option agreement will be subject to the terms and conditions of the Plan, including the following:

           (a) NUMBER OF SHARES. Each Stock Option agreement will state the number of shares of Common Stock subject to the Stock Option. The number of such shares are subject to the limitations of Section 4.3 hereof.

           (b) TYPE OF OPTION. Each Stock Option agreement will identify the portion of the Stock Option which constitutes an Incentive Stock Option, if any.

           (c) EXERCISE PRICE. Each Stock Option agreement will state the price at which the shares subject to the Stock Option may be purchased (the "Exercise Price"). The Exercise Price will be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant. However, in the case of an Incentive Stock Option granted to a Participant who is a Ten Percent Stockholder immediately before such grant the Exercise Price will not be less than one hundred ten percent (110%) of such Fair Market Value.

           (d) VALUE OF SHARES. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000) (or such other amount as may be specified under 422(d)(1) of the Code), such Options will be treated as Non-Qualified Stock Options.

           (e) MEDIUM AND TIME OF PAYMENT. At the time of exercise, the Exercise Price will be paid in full, in cash or cash equivalent or, with the approval of the Plan Administrator, in shares of Common Stock which have been held by the Optionee for a period of at least six (6) calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, or in a combination of cash and such shares. At the discretion of the Plan Administrator, payment may be made in whole or in part with monies borrowed from the Company in accordance with
       Section 13.4.

           (f) TERM AND EXERCISE OF STOCK OPTIONS. After completion of any required period of employment or association specified in a particular Stock Option agreement, Common Stock Options will be exercisable over the exercise period specified in the related Stock Option agreement (including provisions regarding exercise in installments). Each Common Stock Option will be exercisable and will expire at such time as the Plan Administrator may determine, but not later than ten (10) years from the Date of Grant of the Stock Option. However, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the exercise period will be determined by the Plan Administrator, but will not exceed five
       (5) years from the Date of Grant. In addition, Stock Options will be subject to earlier termination as provided in Sections 13.5 and 13.6. A Stock Option which is currently exercisable may be exercised in full or in part, by giving written notice of the exercise to the Company.

        Section 6.3  RELOAD STOCK OPTIONS.

    (a) From time to time, the Plan Administrator may grant Reload Stock Options to Participants. A Reload Stock Option may be an Incentive Stock Option or Non-Qualified Stock Option depending on the type of Stock Option previously granted to the participant and being adjusted by the Reload Stock Option. The Optionee will have the right to retain the previously granted Stock Option or to exchange it for the Reload Stock Option. The Optionee must make this election within forty-five (45) days from the Date of Grant of the Reload Stock Option. The Reload Stock Option will be for the same number of shares of Common Stock underlying the Stock Option surrendered for exchange by the Participant.

    (b) The Reload Stock Option will be subject to all terms and conditions contained in the Plan and the Stock Option agreement relating to the Stock Option exchanged for the Reload Stock Option, provided however, that: i) the exercise price of the Reload Stock Option will be determined with regard to the Fair Market Value of the Common Stock at the date of grant of the Reload Stock Option; (ii) the six (6) month holding period set forth in Section 13.9 will commence upon the Date of Grant of the Reload Stock Option, and; (iii) the required period of employment prior to exercisability and the vesting schedule imposed with respect to the exchanged Stock Option will both be measured from the Date of the Grant of the Reload Stock Option. The Plan Administrator will have the right to determine a new vesting schedule for the Reload Stock Option.

                                  ARTICLE VII
                           STOCK APPRECIATION RIGHTS

        Section 7.1  GENERAL.

    (a) The Plan Administrator will have the right to grant a Stock Appreciation Right or "SAR" alone or in addition to other Rights granted under the Plan. Any Stock Appreciation Right granted under the Plan will be in such form and will contain such terms and conditions which are consistent with the Plan. The terms and conditions of the grant of Stock Appreciation Rights need not be the same with respect to each Grantee.

    (b) Each Stock Appreciation Right or SAR granted pursuant to the Plan will be evidenced by a written SAR agreement between the Company and the Grantee, which agreement will comply with and be subject to the following terms and conditions of this Article VII. Each agreement will state the number of SARs granted pursuant to the agreement. The number of shares to which the SARs relate is subject to the limitations of Section 4.3 hereof.

        Section 7.2  STOCK APPRECIATION RIGHTS INCLUDED IN STOCK OPTIONS.

    (a) Stock Appreciation Rights may be included in any Stock Option, thereby enabling the Grantee to exercise either the Stock Option or the SAR, or any combination thereof, with respect to all or a portion of the shares of Common Stock which the Stock Option and the SAR relate. If SARs are included in Stock Options, upon the exercise of the SAR (or a portion of it), a Grantee will surrender the Common Stock Option (or a portion of it) which is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Common Stock covered by the Stock Option surrendered, or a portion of it, determined on the date prior to surrender, over the aggregate Exercise Price of the Stock Option surrendered or portion of it.

    (b) Stock Appreciation Rights included in Stock Options: i) will have a term no later than the term of the underlying Stock Option; ii) may be for no more than one hundred percent (100%) of the difference between the Fair Market Value of a share of the Common Stock at the time the Stock

Appreciation Right is exercised and the Exercise Price of the underlying Stock Option; iii) are transferable only when the underlying Stock Options are transferable, and under the same conditions; and, iv) may be exercised only when the underlying Stock Option is eligible to be exercised.

        Section 7.3  STOCK APPRECIATION RIGHTS NOT INCLUDED IN STOCK OPTIONS.

    (a) As previously set forth, Stock Appreciation Rights may be granted alone. The grant to a Participant of a Stock Appreciation Right that is not included in a Stock Option will entitle the Grantee to an amount equal to the excess of the Fair Market Value of a share of Common Stock as of the date of exercise of the Stock Appreciation Right over the Fair Market Value of a share of Common Stock as of the Date of Grant of the Stock Appreciation Right.

    (b) The Plan Administrator will determine the term of a Stock Appreciation Right which is not included in a Stock Option. However, the term may not exceed ten (10) years from the Date of Grant of the Stock Appreciation Right. In its discretion, the Plan Administrator may provide that portions of the SAR may become exercisable at intervals throughout the term.

        Section 7.4  TERMINATION AND EXERCISE.

    (a) Upon the exercise of a SAR included in a Stock Option, the Stock Option related to such SAR ("Related Stock Option") will cease to be exercisable to the extent of the shares of Common Stock with respect to which such SAR is exercised. However, the Stock Option will be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related Stock Option, the SAR granted in tandem with such Related Stock Option will terminate to the extent of such exercise or termination. Any grant of Stock Appreciation Rights will be subject to earlier termination as provided in Sections 13.5 and 13.6 of this Plan. SARs which are currently exercisable may be exercised in whole or in part, by giving written notice of such exercise to the Company.

    (b) Upon exercise of Stock Appreciation Rights, the Plan Administrator may pay the Participant in shares of Common Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Common Stock, as the Plan Administrator determines in the exercise of its sole discretion.

    (c) Notwithstanding the provisions of this Section 7, no SAR may vest in a period shorter than six (6) months following its Date of Grant.

    (d) Notwithstanding the provisions of this Section 7 or the related SAR agreement to the contrary, any Grantee who at the date of the exercise of an SAR (or any portion thereof) is an officer or Director of the Company within the meaning of Section 16(b) of the Exchange Act (a "Section 16(b) Person"), may only make an election to receive cash in complete or partial settlement of an SAR and the related exercise of the SAR for cash during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth (12th) business day following such date (the "Window Period"). The foregoing does not authorize the Participant to make an election regarding the form of payment. Such election will be at the sole discretion of the Plan Administrator, as set forth in Section 7.4(b) above.

                                  ARTICLE VIII
                                PURCHASE RIGHTS

        Section 8.1 GENERAL. Purchase Rights may be granted alone or in addition to other Rights under the Plan. Purchase Rights will be exercisable for a term determined by the Plan Administrator. However, the term may not exceed ten (10) years from the Date of Grant. Each sale of Common Stock under this Article VIII will be evidenced by a Stock Purchase agreement between the Participant and the Company in the form from time to time adopted by the Plan

    Administrator. The Stock Purchase agreement will contain such terms and conditions which the Plan Administrator deems appropriate and which are consistent with the Plan. The provisions of the various Common Stock Purchase agreements entered into under the Plan need not be identical.

        Section 8.2 TERMS AND CONDITIONS OF PURCHASE RIGHTS. A Stock Purchase agreement between the Company and the Participant will contain the following terms and conditions:

           (a) NUMBER OF SHARES. Each Stock Purchase agreement will state the number of shares of Common Stock which may be purchased pursuant to that agreement.

           (b) PURCHASE PRICE. Each Common Stock Purchase agreement will state the price at which the Common Stock subject to such purchase agreement may be purchased (the "Purchase Price"). However, the Purchase Price will not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.

           (c) MEDIUM AND TIME OF PAYMENT. The Purchase Price must be paid in full, at the time of exercise, in cash or cash equivalent. With the approval of the Plan Administrator, payment may be made with shares of Common Stock which have been held by the Participant for a period of at least six (6) calendar months preceding the date of surrender and which have a Fair Market Value equal to the Purchase Price or in a combination of cash or cash equivalent and such shares. At the discretion of the Plan Administrator, payment may be made in whole or in part with monies borrowed from the Company in accordance with Section 13.4 of the Plan.

           (d) INCENTIVE PERIOD. A Participant's liability on the principal and interest under a promissory note issued pursuant to 8.2(c) above, may be forgiven by the Company, in whole or in part, in accordance with a formula based on achievement during the Incentive Period of performance goals. Performance goals established for each Participant may vary. For example, the goals may relate to cumulative earnings per share of Common Stock; weighted average return on assets; return on invested capital; earnings before interest, taxes, depreciation and amortization or such other objective and verifiable performance goals as may be established by the Plan Administrator on the Date of the Grant. The Incentive Period will be determined by the Plan Administrator, but will not be less than two (2) fiscal years from the Date of Grant. Notwithstanding any provision in this Article VIII to the contrary, the performance goals and the Incentive Period will be determined by the Plan Administrator in compliance with Section 162(m) of the Code and the final regulations promulgated by the U.S. Treasury Department thereunder to the extent required thereby. The Stock Purchase agreement may also contain restrictions on distribution as set forth in Section 13.1 and will prohibit the sale or other disposition of Common Stock received upon the exercise of any Purchase Right during the applicable Incentive Period.

        Section 8.3 TERMINATION OF EMPLOYMENT. If a Participant's employment with the Company is terminated (except for a Special Terminating Event), liability on a promissory note payable to the Company pursuant to Section 8.2(c) will be automatically accelerated. In addition, in the event of a Voluntary Termination which occurs during the Incentive Period, the Company will have the option to repurchase the shares of Common Stock at the lower of either: i) the cash price paid by Participant, or; ii) the Fair Market Value of the Common Stock at the time of such Voluntary Termination.

                                   ARTICLE IX
                               PERFORMANCE RIGHTS

        Section 9.1  PERFORMANCE RIGHTS.

    (a) The Plan Administrator may award Performance Rights alone or in addition to other Rights granted under the Plan. Each Performance Rights agreement will specify a goal or goals for the performance of the Company or of a particular business or management unit. Notwithstanding any provision in this Article IX to the contrary, performance goals will be determined by the Plan Administrator in compliance with Section 162(m) of the Code and the final regulations promulgated by the U.S. Treasury Department thereunder, to the extent required thereby. Such goal or goals may differ with respect to each Grantee. The Incentive Period will be determined by the Plan Administrator, but will be not less than two (2) fiscal years from the Date of Grant. However, no more than one (1) Performance Right awarded to a Grantee may become payable in a single fiscal year. No payment may be made with respect to any Performance Right prior to the expiration of the applicable Incentive Period. The Plan Administrator will have sole discretion to determine whether the payment to a Grantee with respect to a Performance Right will be made in cash, in shares of Common Stock, or by a combination of cash and shares of Common Stock. In the event that no action is taken by the Plan Administrator to determine the method of payment, the amount due will be paid in shares of Common Stock.

    (b) Performance Rights issued at different times may contain different types of performance goals. For example, the goals may relate to cumulative earnings per share of Common Stock; weighted average return on assets; return on invested capital; earnings before interest, taxes, depreciation and amortization or such other objective and verifiable performance goals as may be established by the Plan Administrator on the Date of Grant. A Performance Right agreement will provide for the payment to the Grantee of a specific, predetermined amount if a particular goal or goals are achieved or based on the degree of improvement in the performance of the Company or the applicable business or management unit. No payment will be made to a Grantee unless the minimum level of performance specified in a Performance Right agreement is achieved.

    (c) The amount actually paid to any Grantee pursuant to any single Performance Right, regardless of the terms of the Performance Right agreement, may not exceed one hundred twenty-five percent (125%) of the Grantee's highest annual base compensation for the final fiscal year in the Incentive Period.

    (d) In the event that a payment is made to a Grantee pursuant to a Performance Right (in whole or in part) in the form of shares, the shares of Common Stock will be valued at their Fair Market Value on the last day of the Incentive Period.

    (e) Notwithstanding the provisions of this Section 9 or any Performance Right agreement, any Grantee who is a Section 16(b) Person at the date that payment is made with respect to a Performance Right deemed to be a "derivative security related to an equity security" within the meaning of Rule 16b-3(e) of the Exchange Act, may only make an election to receive cash in complete or partial payment of such Performance Right and the related exercise of such Performance Right during the Window Period. The foregoing does not authorize the Participant to make an election regarding the form of payment. Such election will be at the sole discretion of the Plan Administrator as set forth in Section 9.1(a) above.

                                   ARTICLE X
                     MANDATORY GRANTS TO OUTSIDE DIRECTORS

        Section 10.1 GRANTS. Notwithstanding any other provision of this Plan, mandatory grants of Stock Options to Directors who are not also employees or officers of the Company will be made in accordance with and be subject to the following limitations of this Article X:

    (i) Effective on the Initial Date of Grant (as defined in Section 10.2 hereof), and every year thereafter on the date of the Company's Annual Meeting of Shareholders, the Board of Directors will grant to each Director of the Company who is not also an employee or officer of the Company, a ten-year Non-Qualified Stock Option under this Plan to purchase ten thousand (10,000) shares of Common Stock.

    (ii) All Stock Options granted to Directors under this Article X will be exercisable at an Exercise Price equal to 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. For purposes of this Article X, the Date of Grant of each such Stock Option will be the date upon which such Stock Option is required to be granted pursuant to Subsection 10.1(i) hereof.

    (iii) All Stock Options granted to Directors under this Article X will become exercisable at the rate of 20% per year on the anniversary of the Date of Grant.

    (iv) Unless otherwise provided in the Plan, all provisions regarding the terms of Non-Qualified Stock Options will be applicable to the Stock Options granted to Directors under this Article X. Specifically Section 13.7 (NONTRANSFERABILITY OF RIGHTS) and Section 13.9 (SIX MONTH HOLDING PERIOD) are hereby incorporated by reference.

        Section 10.2 INITIAL DATE OF GRANT. For purposes of this Article X, the Initial Date of Grant shall be determined as follows:

    (i) With respect to Directors that were members of the Board on June 10, 1999, the Initial Date of Grant shall mean June 10, 1999.

    (ii) With respect to Directors elected or appointed to the Board after June 10, 1999, the Initial Date of Grant shall mean the date such Director is elected or appointed to the Board.

        Section 10.3 AMENDMENT. Notwithstanding any other provision of this Plan, the provisions regarding mandatory grants to Directors may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                   ARTICLE XI
                 ADJUSTMENTS AND EFFECT OF CERTAIN TRANSACTIONS

        Section 11.1  ADJUSTMENTS.

    (a) The existence of outstanding Rights will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights of the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b) The Company may effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation for it in cash, services or property.

In such event, the following will apply: i) the number, class and per share price of shares of Common Stock subject to outstanding Rights under this Plan will be appropriately adjusted in a manner as to entitle a Participant to receive upon exercise of a Right, for the same aggregate cash consideration, the same total number and class or classes of shares the Participant would have received had the Participant exercised his or her Right in full immediately prior to the event requiring the adjustment, and; ii) the number and class of shares then reserved for issuance under the Plan will be adjusted by substituting for the total number and class of shares of stock then reserved the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

        Section 11.2  EFFECT OF CERTAIN TRANSACTIONS.

    (a) In the event that the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Rights remain outstanding under the Plan, the Plan Administrator will have the right to make one or more of the following adjustments: i) after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Right may be entitled, upon exercise of a Right, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which the Right may be exercised; ii) any limitations or vesting periods set out in or imposed pursuant to this Plan may be waived or accelerated, so that all Rights will be exercisable in full from and after a date specified by the Plan Administrator, or iii) all outstanding Rights may be canceled by the Plan Administrator as of the effective date of any merger, consolidation, liquidation, sale or other disposition.

    (b) Except as expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, will not affect the number or price of shares of Common Stock then subject to outstanding Rights.

                                  ARTICLE XII
                           AMENDMENT AND TERMINATION

        Section 12.1  GENERAL.

    (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation will be made: i) which would impair the rights of the Participant under any Right previously granted without such Participant's consent, or; ii) without the approval of the stockholders of the Company as set forth in Section 1.2 hereof, which would: (1) materially increase the total number of shares of Common Stock reserved for the purposes of the Plan, except as provided in Article X, (2) materially increase the benefits accruing to Participants or Eligible Persons under the Plan, or; (3) materially modify the requirements for eligibility under the Plan. Notwithstanding the foregoing, no amendment which would increase the number of shares of Common Stock allocable to Incentive Stock Options may be made without the approval of the stockholders of the Company.

    (b) Subject to the terms and conditions of the Plan, the Plan Administrator may amend the terms of any Rights theretofore granted, prospectively or retroactively, provided that such amendment does not impair the rights of any holder without his or her consent.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

        Section 13.1  GENERAL RESTRICTIONS.

    (a) The Plan Administrator may require each Participant purchasing shares of Common Stock pursuant to the Plan to represent to, and agree with, the Company in writing that such person is acquiring such shares without a view to distribution thereof. The certificates for such shares may include any legend which the Plan Administrator deems appropriate to reflect any restrictions on transfer.

    (b) All certificates for shares of Common Stock delivered under the Plan will be subject to: i) such stop transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules; ii) regulations and other requirements of the SEC, any stock exchange regulations upon which the Common Stock is then listed, and; iii) any applicable federal or state securities laws. The Plan Administrator may place a legend on any such certificates to make appropriate reference to such restrictions.

        Section 13.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan will prevent the Board from adopting other or additional compensation arrangements, subject to Stockholder approval, if such approval is required.

        Section 13.3  TAX WITHHOLDING.

    (a) The Plan Administrator will require the Participant to pay any sums required by federal, state, or local tax law with respect to the grant or exercise of a Right hereunder. If the Participant is required to pay the sum to the Company, payment in cash or by check of such sums must be delivered within ten (10) days after the date of exercise.

    (b) As an alternative to requiring payment as set forth in Paragraph 12.3(a) above, the Company or any Subsidiary will be entitled to deduct from the salary or other compensation payable to a Participant such sums required by federal, state and local tax law with respect to the grant or exercise of a Right.

    (c) The Company will have no obligation upon exercise of any Right, until payment has been received by the Company for all sums due with respect to such exercise, including taxes. Each Participant is responsible for seeking independent counsel regarding the existence of the tax or the amount which the Company is required to withhold.

        Section 13.4  LOANS.

    (a) The Company may make loans to Grantees, as the Plan Administrator in its discretion may determine in connection with the exercise of Stock Options and Purchase Rights granted under the Plan. Such loans will: i) be evidenced by promissory notes entered into by the holders in favor of the Company; ii) be subject to the terms and conditions set forth in this Section 13.4 and such other terms and conditions, consistent with the Plan, as the Plan Administrator will determine; and, iii) bear interest, if any, at such rate as the Plan Administrator determines. In no event may the principal amount of any such loan exceed the Exercise Price or the Purchase Price less the par value of the shares of Common Stock covered by the Stock Option or Purchase Right, or portion thereof, exercised by the Grantees.

    (b) Subject to the terms and conditions of the Plan, the Plan Administrator will determine: i) the term of the loan; ii) the schedule of payments of principal and interest under the loan; iii) the extent to which the loan is to be with recourse against the holder with respect to principal and applicable interest, and; iv) the conditions upon which the loan becomes payable in the event of the holder's termination of employment. However, the term of the loan, including extensions, will not exceed ten

(10) years. Unless the Plan Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value equal or greater to the principal amount of the loan will be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Such pledge will be evidenced by a pledge agreement, the terms of which will be determined by the Plan Administrator, in its discretion. Each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        Section 13.5  TERMINATION OF EMPLOYMENT.  Except as provided in this
    Section 13.5, no Right may be exercised unless the Rights holder is currently a Director or Employee of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless he or she has remained continuously so employed since the Date of Grant. If the employment or services of a Rights holder are terminated (other than by reason of a Special Terminating Event), all Rights previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending three (3) months after such termination, or such shorter period as may be provided in the Rights agreement. However, no Right may be exercised following the date of its expiration. Nothing in this Plan or in any Rights agreement pursuant to the Plan will confer upon an employee any right to continue in the employ of the Company or any Parent or Subsidiary.

        Section 13.6 SPECIAL TERMINATING EVENTS. If a Special Terminating Event occurs, all Rights granted to such Rights holder which are exercisable at the time that such event occurs may, unless earlier terminated in accordance with their terms, be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Right by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder, at any time within one (1) year after the date of the Special Terminating Event.

        Section 13.7 NONTRANSFERABILITY OF RIGHTS. Rights granted under the Plan will not be transferable by a Participant: i) except by will or by the laws of descent and distribution, or; ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or rules thereunder. During the lifetime of a Participant, a Right may be exercised only by the Rights holder or by his or her guardian or legal representative.

        Section 13.8 REGULATORY MATTERS. Each Rights agreement will provide that no shares will be purchased or sold thereunder, unless and until any then applicable requirements of the state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

        Section 13.9 SIX (6) MONTH HOLDING PERIOD. A Participant is prohibited from selling or otherwise disposing of shares of Common Stock received upon the exercise of any Stock Option, Stock Appreciation Right or Purchase Right, or upon payment pursuant to a Performance Right, within six (6) months from the date any such Right is granted.

        Section 13.10 DELIVERY. Upon exercise of a Right granted under this Plan, the Company will issue Common Stock or pay any amount due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, sixty (60) days will be considered a reasonable period of time.

        Section 13.11 GENDER. When used in this Plan, words of one gender will include the other. Words used in the singular or plural will include the other.

        Section 13.12 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and will not be used in construing the terms of the Plan.

        Section 13.13 GOVERNING LAW. The provisions of this Plan will be construed, administered, and governed under the laws of the State of California and, to the extent applicable, the laws of the United States.

        Section 13.14 WRITTEN AGREEMENT. Each Stock Option, Stock Appreciation Right, Purchase Right and Performance Right agreement will be subject to the terms and conditions of this Plan. Each agreement must be signed by the Participant and by either: i) a member of the Board (if the Board is then serving as the Plan Administrator), or; ii) a member of the Committee (if the Committee is then serving as the Plan Administrator), on behalf of the Company. In the alternative, each agreement may be signed by either: i) the President and Chief Executive Officer, ii) the Chief Financial Officer, or;
    iii) the Vice President of Finance, or; iv) the Vice President of Legal and Business Affairs on behalf of the Company, upon authorization of Plan Administrator. Each agreement may contain other provisions that the Plan Administrator deems advisable, as long as such provisions are consistent with the terms and conditions of the Plan.

        Section 13.15 RIGHTS AS STOCKHOLDERS. No Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved for this Plan or subject to any Right except as to such shares of Common Stock, if any, as will have been previously sold, issued or transferred to him or her.

        Section 13.16 STOCKHOLDER APPROVAL. No shares of Common Stock will be issued pursuant to Rights granted hereunder without, among other things, compliance with the provisions of Section 1.2 regarding stockholder approval of the Plan.

                                  ARTICLE XIV
                                  TERM OF PLAN

    Section 14.1 No Right will be granted pursuant to the Plan on or after the earlier to occur of: i) March 31, 2009; or, ii) the termination of the Plan by the Board pursuant to Article XI, but Rights theretofore granted may extend beyond that date.

                                                               SKU# 3530-SPPS-99

                              METRO NETWORKS, INC.
  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METRO NETWORKS, INC.
     FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 22, 1999

    The undersigned stockholder of Metro Networks, Inc., a Delaware corporation ("Metro"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, dated August 24, 1999, and the Joint Proxy Statement/Prospectus, dated August 20, 1999, and hereby appoints Charles I. Bortnick and Shane E. Coppola, and either of them, the lawful attorneys and proxies of the undersigned, with several powers of substitution, to represent the undersigned, and to vote all shares of Common Stock, par value $0.001 per share ("Common Stock"), and Series A Convertible Preferred Stock, par value $0.001 per share ("Preferred Stock"), of Metro Networks, Inc. that the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held on September 22, 1999, and any adjournment or postponement thereof:

    1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 1, 1999 (as amended, the "Merger Agreement"), by and among Westwood One, Inc., a Delaware corporation ("Westwood"), Metro and Copter Acquisition Corp., a Delaware corporation ("Merger Sub"), pursuant to which, among other things, (1) Merger Sub will be merged with and into Metro, with Metro surviving the merger as a wholly-owned subsidiary of Westwood, (2) each outstanding share of Common Stock that is outstanding immediately prior to the merger will be converted into 1.5 shares of common stock, par value $0.01 per share, of Westwood, (3) each outstanding share of Preferred Stock that is outstanding immediately prior to the merger will be converted into 1.5 shares of Westwood preferred stock having terms substantially identical to the terms of the Preferred Stock, and (4) each outstanding option to acquire shares of Common Stock that is outstanding immediately prior to the merger will be converted into an option to acquire shares of Westwood common stock in such amount and at such exercise price as set forth in the Merger Agreement.

      / / FOR                    / / AGAINST                    / / ABSTAIN

    2. In the discretion of the proxy holders, to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

              (CONTINUED AND TO BE DATED AND SIGNED ON THE OTHER SIDE)

    THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS VOTED "AGAINST" THE APPROVAL AND ADOPTION THE MERGER AGREEMENT, SUCH DISCRETIONARY AUTHORITY WILL NOT BE USED TO VOTE THIS PROXY FOR THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTER WHICH IS TO BE PRESENTED FOR ACTION AT THE SPECIAL MEETING OTHER THAN THE MATTERS SET FORTH HEREIN.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF METRO VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                                                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE
                                                                            ENCLOSED ENVELOPE.

                                                                            Signature:

                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------

                                                                            Date: , 1999

                                                                            NOTE: Please sign exactly as name appears hereon. Joint
                                                                            owners should each sign. When signing in a fiduciary or
                                                                            representative capacity, please give full title as such.